SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-14

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No.[ ]

[ ] Post-Effective Amendment No. [ ]

(Check Appropriate Box or Boxes)

                            AXP Partners Series, Inc.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 (612) 330-9283
-------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

       901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268
-------------------------------------------------------------------------------
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                  Leslie L. Ogg - 901 Marquette Avenue South,
-------------------------------------------------------------------------------
                     (Name and Address of Agent For Service)

        Suite 2810,                     Minneapolis       MN          55402-3268
-------------------------------------------------------------------------------
     (Number and Street)                 (City)         (State)       (Zip Code)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

Title of Securities Being Registered:              Common Stock

No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a) may determine. It is proposed that this filing will become effective on Nov. 14, 2005.

                                RIVERSOURCE FUNDS
                   (formerly known as American Express Funds)

                           Principal Executive Office
                     901 Marquette Avenue South, Suite 2810
                           Minneapolis, MN 55402-3268

                   NOTICE OF A REGULAR MEETING OF SHAREHOLDERS

                            TO BE HELD FEB. 15, 2006

                          AXP(R) DISCOVERY SERIES, INC.
           - RiverSource Discovery Fund (formerly AXP Discovery Fund)

RiverSource Discovery Fund ("Discovery" or the "Selling Fund") will hold a regular shareholders' meeting at 10:00 a.m. on Feb. 15, 2006 at the IDS Center, 80th S. Eighth Street, Minneapolis, MN, on the 50th floor. At the meeting, shareholders will consider the following proposals:

- To approve an Agreement and Plan of Reorganization (the "Agreement") between the Selling Fund and RiverSource Small Cap Equity Fund ("Small Cap Equity" or the "Buying Fund") (formerly AXP Partners Small Cap Core Fund). Under this Agreement, the Selling Fund will transfer all of its assets attributable to Classes A, B, C and Y to the Buying Fund in exchange for corresponding Class A, B, C and Y shares of the Buying Fund. These shares will be distributed proportionately to you and the other shareholders of the Selling Fund. The Buying Fund will assume the Selling Fund's liabilities.

-  To elect Board members.

-  To amend the Articles of Incorporation.

- To approve an Investment Management Services Agreement with RiverSource Investments, LLC.

- Other business as may properly come before the meeting, or any adjournment of the meeting.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

Please take some time to read the proxy statement. It discusses the proposals in more detail. If you were a shareholder on Dec. 16, 2005, you may vote at the meeting or any adjournment of the meeting. We hope you can attend the meeting. For those of you who cannot attend, please vote by mail, telephone or internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call your advisor or call client services toll free at (877) 256-6085. It is important that you vote. The Board of Directors (the "Board") recommends that you vote FOR the proposals. This proxy statement was first mailed to shareholders on or about Dec. 16, 2005.


                           By order of the Board of Directors


                           Leslie L. Ogg, Secretary

                           Dec. 16, 2005

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

                       COMBINED PROXY STATEMENT/PROSPECTUS

                               DATED DEC. 16, 2005

This document is a proxy statement for Discovery and a prospectus for Small Cap Equity (each individually a "Fund" and collectively the "Funds"). It contains the information you should know before voting on the proposals. Please read it carefully and keep it for future reference. The address of each of the Funds is 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The phone number for each of the Funds is (612) 330-9283.

The following information describes the proposed reorganization of the Selling Fund into the Buying Fund (the "Reorganization").

HOW THE REORGANIZATION WILL WORK

- The Selling Fund will transfer all of its assets to the Buying Fund. The Buying Fund will assume the Selling Fund's liabilities.

- The Buying Fund will issue shares of Classes A, B, C and Y to the Selling Fund in an amount equal to the value of the assets of Classes A, B, C and Y that it receives from the Selling Fund, less the liabilities it assumes. These shares will be distributed to the Selling Fund's shareholders in proportion to their holdings in the Selling Fund. Selling Fund shareholders will not pay any sales charge in connection with this distribution of shares.

FUND INVESTMENT OBJECTIVES

The investment objective for each of the Funds is as follows:

          SELLING FUND: The Fund seeks to provide shareholders with long-term growth of capital.

          BUYING FUND:  The Fund seeks to provide shareholders with  long-term growth of capital.

Please note that the Fund is not a bank deposit, is not federally insured, is not endorsed by any bank or government agency and is not guaranteed to achieve its investment objective.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

WHERE TO GET MORE INFORMATION

THE BUYING FUND

Most recent prospectus dated July    Accompanying, and incorporated by reference into, this proxy
31, 2005, amended as of Oct. 3,      statement/prospectus.
2005.

Most recent annual report, for       Incorporated by reference into this proxy
the period ended May 31, 2005.       statement/prospectus. For a copy at no charge, call
                                     toll-free (800) 862-7919 or write to the address at the
                                     bottom of this table.

THE SELLING FUND

Most recent prospectus,              Incorporated by reference into this proxy
dated Oct. 3, 2005.                  statement/prospectus. For a copy at no charge, call
                                     toll-free (800) 862-7919 or write to the address at the
                                     bottom of this table.

Most recent annual report, for       Incorporated by reference into this proxy
the period ended July 31, 2005.      statement/prospectus. For a copy at no charge, call
                                     toll-free (800) 862-7919 or write to the address at the
                                     bottom of this table.

THIS PROXY STATEMENT/PROSPECTUS

Statement of Additional              Incorporated by reference into this proxy
Information dated the same date      statement/prospectus. For a copy at no charge, call
as this proxy                        toll-free (877) 256-6085 or write to the address at the
statement/prospectus. This           bottom of this table.
document contains information
about both the Selling Fund and
the Buying Fund.

To ask questions about this proxy    Call toll-free (877) 256-6085 or write to:
statement/prospectus.                RiverSource Service Corporation,
                                     70100 Ameriprise Financial Center,
                                     Minneapolis, MN 55474.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at http://www.publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's Web site at http://www.sec.gov.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

TABLE OF CONTENTS

                                                                          PAGE
SECTION A -- FUND PROPOSALS                                                  7

PROPOSAL 1. APPROVE OR REJECT THE AGREEMENT
AND PLAN OF REORGANIZATION                                                   7

   SUMMARY                                                                   7
   How the Reorganization Will Work                                          7
   Comparison of the Selling Fund and the Buying Fund                        7
   Risk Factors                                                             12
   Tax Consequences                                                         14

   FEES AND EXPENSES                                                        14

   THE REORGANIZATION                                                       19
   Terms of the Reorganization                                              19
   Conditions to Closing the Reorganization                                 19
   Termination of the Agreement                                             20
   Tax Status of the Reorganization                                         20
   Reasons for the Proposed Reorganization and Board Deliberations          23
   Boards' Determinations                                                   25
   Recommendation and Vote Required                                         25

PROPOSAL 2. ELECT BOARD MEMBERS                                             25

PROPOSAL 3. APPROVE OR REJECT AN AMENDMENT TO THE ARTICLES
OF INCORPORATION                                                            32

PROPOSAL 4. APPROVE OR REJECT THE INVESTMENT MANAGEMENT SERVICES
AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC                                 34

SECTION B -- PROXY VOTING AND SHAREHOLDER MEETING INFORMATION               41

SECTION C -- CAPITALIZATION, OWNERSHIP OF FUND SHARES AND
OTHER FUND INFORMATION                                                      44

EXHIBITS
A. Form of Agreement and Plan of Reorganization.                           A.1
B. Matters Subject to Approval at Regular Meeting of Buying Fund           B.1
C. Minnesota Business Corporation Act Sections 302A.471 and 302A.473.      C.1
D. Most Recent Buying Fund Prospectus.                                     D.1
E. Board Effectiveness Committee Charter                                   E.1
F. Joint Audit Committee Charter                                           F.1

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

SECTION A -- FUND PROPOSALS

PROPOSAL 1. APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY

This proxy statement/prospectus is being used by the Board of the Selling Fund to solicit proxies to vote at a meeting of shareholders. Shareholders will consider a proposal to approve the Agreement providing for the Reorganization of the Selling Fund into the Buying Fund. A form of the Agreement is included in Exhibit A.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus and the exhibits because they contain details that are not in the summary.

HOW THE REORGANIZATION WILL WORK

- The Selling Fund will transfer all of its assets to the Buying Fund. The Buying Fund will assume the Selling Fund's stated liabilities.

- The Buying Fund will issue shares of Classes A, B, C and Y to the Selling Fund in an amount equal to the value of the assets of Classes A, B, C and Y that it receives from the Selling Fund, less the liabilities it assumes. These shares will be distributed to the Selling Fund's shareholders in proportion to their holdings in the Selling Fund.

- Neither the Selling Fund nor the shareholders of the Selling Fund will pay any sales charge in connection with the Reorganization.

- After the Reorganization is completed, current Selling Fund shareholders will be shareholders of the Buying Fund. The Selling Fund will be terminated.

COMPARISON OF THE SELLING FUND AND THE BUYING FUND

Both the Selling Fund and the Buying Fund:

- Are structured as a series of capital stock of an open-end management investment company organized as a Minnesota corporation.

- Have RiverSource Investments, LLC ("the investment manager" or "RiverSource Investments") as an investment adviser and American Century Investment Management, Inc., Lord, Abbett & Co. LLC, and Wellington Management Company, LLP as subadvisers.

- Have the same policies for buying and selling shares and the same exchange rights. The Selling Fund is closed to new investors, although current shareholders may continue to purchase additional shares.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

-  Have the same distribution policies.

- Have different classes of shares: Classes A, B, C and Y. The Buying Fund also has Class I shares.

COMPARISON OF INVESTMENT OBJECTIVES

The investment objectives for the Funds are as follows:

          SELLING FUND: The Fund seeks to provide shareholders with long-term growth of capital.

          BUYING FUND:  The Fund seeks to provide shareholders with long-term growth of capital.

COMPARISON OF INVESTMENT STRATEGIES

DISCOVERY:

The Fund invests primarily in equity securities issued by small companies. The Fund considers small companies to be those that, at the time of investment, have a market capitalization not greater than that of the largest company in the Russell 2000(R) Index or the S&P SmallCap 600 Index. The market capitalization range and the composition of both the Russell 2000 Index and the S&P SmallCap 600 Index are subject to change. The Fund will hold both growth and value stocks and at times may favor one more than the other based on available opportunities.

The investment manager to the Fund is responsible for the Fund's overall administration, and oversight of the subadvisers. The investment manager has selected three independent asset managers to subadvise the Fund with differing management styles to provide diversified exposure to the small cap segment of the U.S. stock market: American Century Investment Management, Inc. ("American Century"), Lord, Abbett & Co. LLC ("Lord Abbett") and Wellington Management Company, LLP ("Wellington Management") (the "Subadvisers"). Each of the Subadvisers acts independently of the others and uses its own methodology for selecting investments. Each Subadviser employs an active investment strategy.

AMERICAN CENTURY

American Century identifies stocks of smaller companies by utilizing quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, American Century ranks the stocks from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock's value, as well as measures of its growth potential. To measure value, American Century uses ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, American Century uses the rate of growth of a company's earnings and changes in its earnings estimates, as well as other factors. In the second step,

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

American Century uses a technique called portfolio optimization, which uses a computer to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return.

American Century generally sells stocks from the Fund's portfolio when the Fund managers believe:

-  A stock has become too expensive relative to other stock opportunities;

-  A stock's risk parameters outweigh return opportunity;

-  More attractive alternatives have been identified; or

-  Specific events alter a stock's prospects.

American Century does not attempt to time the market. Instead, under normal market conditions, they intend to keep their portion of the Fund essentially fully invested in stocks regardless of the movement of stock prices generally.

LORD ABBETT

Lord Abbett invests in a blend of growth stocks and value stocks and chooses stocks using both:

- Quantitative research to identify companies selling at the lower end of their historic valuation range, companies with positive earnings, and companies with growth prospects that are expected to exceed the growth rate of the U.S. economy; and

- Fundamental research to learn about a company's operating environment, financial condition, leadership position within its industry, resources and strategic plans. Lord Abbett looks for such factors as favorable earnings growth, improving fundamentals, and the potential for a catalyst (such as new products, key acquisition, change in business mix or a change in management) that may cause the price of the stock to rise.

Growth stocks are stocks issued by companies whose growth is expected to exceed the growth of the U.S. economy. Growth stocks tend to be more volatile than slower-growing value stocks. Value stocks are stocks of companies that Lord Abbett believes the market undervalues based on certain financial measurements of their intrinsic worth or business prospects.

Lord Abbett generally sells a stock when it determines that the stock no longer offers significant capital appreciation potential due to an elevated valuation, seems less likely to benefit from the current market and/or economic environment, or the company's fundamentals fall short of Lord Abbett's expectations. Lord Abbett does not sell stock of a company solely because its market capitalization falls outside of the range of companies in the Russell 2000 Index.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

WELLINGTON MANAGEMENT

Wellington Management emphasizes fundamental research and bottom-up stock selection, utilizing the many resources at Wellington Management in order to identify what it believes to be the best small-capitalization companies. In a bottom-up stock selection process stocks are selected based on their individual attractiveness rather than the industry in which they reside. Wellington Management has no systematic bias toward growth or value stocks, but will at times be tilted in either direction based on available opportunities.

Companies whose stocks Wellington Management purchases for the Fund generally share several common characteristics:

- Financial strength as measured by balance sheet, income statement and cash flow analysis.

- Key success factors including top market share and significant insider ownership stakes that align management incentives with those of the shareholders.

- A high level of focus on core businesses and the ability to be flexible and quick to market with products and services.

- Favorable industry dynamics such as supply and demand trends, as well as the impact of broad demographic themes that lead to the development or growth in markets serving specific needs, such as those of an aging U.S. population.

-  Significant potential appreciation over a three year time horizon.

Wellington Management will generally sell a company from the Fund when:

- Target prices are reached, and detailed valuation suggests that the potential for future appreciation in the stock's value is limited.

-  Company fundamentals are no longer attractive.

- Superior purchase candidates are identified, or if through price appreciation, the market capitalization of a stock exceeds certain levels.

SMALL CAP EQUITY:

Under normal market conditions, at least 80% of the Fund's net assets are invested at the time of purchase in equity securities issued by small companies. The Fund considers small companies to be those that, at the time of investment, have a market capitalization not greater than that of the largest company in the Russell 2000(R) Index or the S&P SmallCap 600 Index. The market capitalization range and the composition of both the Russell 2000 Index and the S&P SmallCap 600 Index are subject to change. At June 30, 2005, the range of the Russell 2000 Index was between $35 million and $2.38 billion and the range of the S&P SmallCap 600 Index was between $44 million and $5.27 billion. As a core fund, the Fund will hold both growth and value stocks and at times may favor one more than the other based on available opportunities. The Fund will provide shareholders with 60 days' notice of any change in the 80% policy.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

The investment manager to the Fund is responsible for oversight of the subadvisers, American Century, Lord Abbett and Wellington Management, which provide day-to-day management for the Fund. Each of the Subadvisers acts independently of the other and uses its own methodology for selecting investments. Each Subadviser employs an active investment strategy.

The Buying Fund's subadvisers use investment strategies that are the same as those described above for Discovery.

BOTH FUNDS:

- UNUSUAL MARKET CONDITIONS. During unusual market conditions, each of the Funds may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.

- OTHER INVESTMENT STRATEGIES. In addition to the principal investment strategies previously described, each Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, each Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives.

COMPARISON OF FUNDAMENTAL POLICIES

The Buying Fund shareholders will vote on changes to the fundamental policies for the Buying Fund at a meeting scheduled to be held on the same day as the Selling Fund shareholder meeting. The proposed changes are shown in Exhibit B. If all of the proposed changes to the Buying Fund's fundamental policies are approved, the differences in investment policies will be as follows:

Both Funds have substantially similar fundamental investment policies. The Buying Fund has a policy permitting borrowing money for temporary purposes in an amount not exceeding one-third of the market value of its total assets. The Selling Fund has a similar policy that applies to money or property and permits borrowing only for extraordinary or emergency purposes. The Buying Fund has a policy prohibiting the issuing of senior securities, except as

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT permitted under the 1940 Act. Even though this is not stated as a fundamental policy of the Selling Fund, the Fund is nonetheless subject to that restriction under the provisions of the 1940 Act.

The Buying Fund has a policy permitting the Fund to lend fund securities and participate in an interfund lending program up to 33-1/3% of the value of the fund's total assets. This policy does not prohibit the Buying Fund from purchasing money market securities, loan participation or other debt securities, or from entering into repurchase agreements. The Selling Fund has a policy permitting the Selling Fund to lend fund securities up to 30% of its net assets. In addition, the Selling Fund has a policy that it may make cash loans up to 5% of its total assets. The Selling Fund has a policy prohibiting loans to the investment manager, its board members and officers and to the board members and officers of the Selling Fund.

The Buying Fund has a policy that it will not purchase more than 10% of the outstanding voting securities of an issuer, except up to 25% of its total assets may be invested without regard to this 10% limitation. The Selling Fund has a similar policy, but does not have the 25% exception. The Buying Fund has a policy that it will not invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of its total assets may be invested without regard to this 5% limitation. The Selling Fund has a similar policy, but does not include other investment companies in the exception.

If shareholders of the Selling Fund approve the Reorganization, they will be subject to the fundamental investment policies of the Buying Fund. The investment manager does not believe that the differences between the fundamental investment policies will result in any material difference in the way the Funds are managed.

RISK FACTORS

The principal risks associated with an investment in the Fund are shown below.

RISK                                    DISCOVERY        SMALL CAP EQUITY
Active Management Risk                     x                    x
Issuer Risk                                x                    x
Market Risk                                x                    x
Small Company Risk                                              x
Small and Mid-Sized Company Risk           x

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

- ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

- ISSUER RISK. An issuer may perform poorly and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

- MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

- SMALL COMPANY RISK. Investments in small capitalization companies often involve greater risks than investments in larger, more established companies because small capitalization companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. In addition, in many instances the securities of small capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

- SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

PERFORMANCE

Performance information for Class A shares of the Funds is shown below.

TABLE A-1

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPT. 30, 2005(a)

                                                           SINCE      INCEPTION
FUND                    1 YEAR     5 YEARS    10 YEARS   INCEPTION       DATE
Discovery               15.06%      1.41%       4.71%      9.10%        8/24/81
Small Cap Equity        14.93%       N/A         N/A       7.20%       3/8/2002

(a) Returns include the 5.75% Class A sales charge.

TAX CONSEQUENCES

The Reorganization is expected to be tax-free for federal income tax purposes and will not take place unless the Selling Fund and the Buying Fund receive a satisfactory opinion of tax counsel, substantially to that effect. Accordingly, no gain or loss is expected to be recognized by the Selling Fund or its shareholders as a direct result of the Reorganization. However, the Reorganization will end the tax year of the Selling Fund, and so it may accelerate distributions from the Selling Fund for its short tax year ending on the date of the Reorganization to shareholders. At any time prior to the consummation of the Reorganization a shareholder may redeem shares. This would likely result in recognition of gain or loss to the shareholder for federal income tax purposes.

The tax basis and holding period of the shareholders' Selling Fund shares is expected to carry over to the shareholders' new shares in the Buying Fund.

For more information about the federal income tax consequences of the Reorganization, see the section entitled "Tax Status of the Reorganization."

FEES AND EXPENSES

The following table describes the fees and expenses adjusted to reflect current fees, that you pay if you buy and hold shares of the Selling Fund or shares of the Buying Fund. The table also shows pro forma expenses of the Buying Fund assuming the proposed Reorganization had been effective during the most recent fiscal year, adjusted to reflect current fees. If shareholders approve the Reorganization, the investment manager and its affiliates have agreed to waive fees and to cap expenses of the Buying Fund at 5 basis points (0.05%) below the median expense ratio of the funds in the Buying Fund's Lipper peer group, before giving effect to any performance incentive adjustment, for a period of five years following implementation of the Reorganization. The level of the expense cap will be reviewed and reset annually by the Buying Fund's Board. Based on the current median expense ratio of the Lipper peer group, if shareholders approve the Reorganization, the Buying Fund's expense cap for the current year, before giving effect to any performance incentive adjustments, will be 1.49% for Class A shares.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

TABLE A-2

ACTUAL AND PRO FORMA FUND EXPENSES FOR THE MOST RECENT FISCAL YEAR

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                           CLASS A      CLASS B    CLASS C     CLASS Y
Maximum sales charge (load) imposed on purchases(a)
as a percentage of offering price                           5.75%        none       none        none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)     none(b)         5%         1%       none

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:

DISCOVERY                                                  CLASS A     CLASS B     CLASS C     CLASS I    CLASS Y
Management fees(c)                                          0.66%       0.66%       0.66%        N/A       0.66%
Distribution (12b-1) fees(d)                                0.25%       1.00%       1.00%        N/A       0.00%
Other expenses(e)                                           0.58%       0.61%       0.61%        N/A       0.66%
Total                                                       1.49%       2.27%       2.27%        N/A       1.32%
Fee waiver/expense reimbursement                            0.04%       0.04%       0.04%        N/A       0.00%
Net expenses(f)                                             1.45%       2.23%       2.23%        N/A       1.32%

SMALL CAP EQUITY                                           CLASS A     CLASS B     CLASS C     CLASS I    CLASS Y
Management fees(g)                                          0.97%       0.97%       0.97%       0.97%      0.97%
Distribution (12b-1) fees                                   0.25%       1.00%       1.00%       0.00%      0.00%
Other expenses(e)                                           0.59%       0.61%       0.60%       0.35%      0.66%
Total                                                       1.81%       2.58%       2.57%       1.32%      1.63%
Fee waiver/expense reimbursement                            0.26%       0.27%       0.26%       0.02%      0.26%
Net expenses(f)                                             1.55%       2.31%       2.31%       1.30%      1.37%

SMALL CAP EQUITY - PRO FORMA WITH DISCOVERY                CLASS A     CLASS B     CLASS C     CLASS I    CLASS Y
Management fees(g)                                          0.96%       0.96%       0.96%       0.96%      0.96%
Distribution (12b-1) fees                                   0.25%       1.00%       1.00%       0.00%      0.00%
Other expenses(e)                                           0.58%       0.61%       0.61%       0.35%      0.66%
Total                                                       1.79%       2.57%       2.57%       1.31%      1.62%
Fee waiver/expense reimbursement                            0.30%       0.31%       0.31%       0.17%      0.30%
Net expenses(h)                                             1.49%       2.26%       2.26%       1.14%      1.32%

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

NOTES TO ANNUAL FUND OPERATING EXPENSES.

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds.
(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge may apply if you sell your shares within one year after purchase.
(c) Includes the impact of a performance incentive adjustment fee that increased the management fee by 0.02% for the most recent fiscal year for Discovery. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Small-Cap Core Funds Index.
(d) The distributor has agreed not to be reimbursed by Discovery for the portion of the Distribution (12b-1) fees used for marketing purposes, which results in a 0.0375% reduction to the stated rate for Class A, Class B and Class C shares. This waiver is reflected under "Fee waiver/expense reimbursement" in the table.
(e) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses and, for Class Y shares, a shareholder service fee. The other expense ratios shown in this chart have been adjusted to reflect the new administrative fee that went into effect in Oct. 2005.
(f) For Discovery, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2006 unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.49% for Class A, 2.27% for Class B, 2.29% for Class C and 1.32% for Class Y. For Small Cap Equity, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006 unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.55% for Class A, 2.31% for Class B, 2.31% for Class C, 1.30% for Class I and 1.37% for Class Y.
(g) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.003% for the most recent fiscal year for Small Cap Equity. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Small-Cap Core Funds Index.
(h) If shareholders approve the Reorganization, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for five years following implementation of the Reorganization, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses for the current year, before giving effect to any performance incentive adjustment, will not exceed 1.49% for Class A, 2.26% for Class B, 2.26% for Class C, 1.14% for Class I and 1.32% for Class Y.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

EXAMPLE: These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods indicated under the current arrangements and if the proposed Reorganization had been in effect. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                                 1 YEAR     3 YEARS     5 YEARS    10 YEARS
DISCOVERY
Class A(a)                                             $714      $1,016      $1,339      $2,254
Class B                                                $726(b)   $1,106(b)   $1,413(b)   $2,410(c)
Class C                                                $326(b)   $  706      $1,213      $2,607
Class Y                                                $134      $  419      $  724      $1,595

SMALL CAP EQUITY(d)
Class A(a)                                             $724      $1,088      $1,477      $2,564
Class B                                                $734(b)   $1,177(b)   $1,547(b)   $2,710(c)
Class C                                                $334(b)   $  775      $1,343      $2,890
Class I                                                $132      $  417      $  723      $1,593
Class Y                                                $139      $  489      $  863      $1,916

SMALL CAP EQUITY - PRO FORMA WITH DISCOVERY(d)
Class A(a)                                             $718      $1,079      $1,464      $2,541
Class B                                                $729(b)   $1,170(b)   $1,539(b)   $2,695(c)
Class C                                                $329(b)   $  770      $1,339      $2,886
Class I                                                $116      $  399      $  703      $1,569
Class Y                                                $134      $  482      $  854      $1,902

(a)  Includes a 5.75% sales charge.
(b)  Includes the applicable contingent deferred sales change.
(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.
(d)  Includes new expense waivers in year 1 only.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

You would pay the following expenses if you did not redeem your shares.

FUND                                                 1 YEAR     3 YEARS    5 YEARS     10 YEARS
DISCOVERY
Class A(a)                                             $714      $1,016     $1,339      $2,254
Class B                                                $226      $  706     $1,213      $2,410(b)
Class C                                                $226      $  706     $1,213      $2,607
Class Y                                                $134      $  419     $  724      $1,595

SMALL CAP EQUITY(c)
Class A(a)                                             $724      $1,088     $1,477      $2,564
Class B                                                $234      $  777     $1,347      $2,710(b)
Class C                                                $234      $  775     $1,343      $2,890
Class I                                                $132      $  417     $  723      $1,593
Class Y                                                $139      $  489     $  863      $1,916

SMALL CAP EQUITY - PRO FORMA WITH DISCOVERY(c)
Class A(a)                                             $718      $1,079     $1,464      $2,541
Class B                                                $229      $  770     $1,339      $2,695(b)
Class C                                                $229      $  770     $1,339      $2,886
Class I                                                $116      $  399     $  703      $1,569
Class Y                                                $134      $  482     $  854      $1,902

(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

(c)  Includes new expense waivers for year 1 only.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

THE REORGANIZATION

TERMS OF THE REORGANIZATION

The Board has approved the Agreement, a copy of which is attached as Exhibit A. The Agreement provides for Reorganization on the following terms:

- The Reorganization is scheduled to occur on the first day that the New York Stock Exchange is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by the Selling Fund and the Buying Fund.

- The Selling Fund will transfer all of its assets to the Buying Fund and, in exchange, the Buying Fund will assume the Selling Fund's stated liabilities.

- The Buying Fund will issue Class A, B, C and Y shares to the Selling Fund in an amount equal to the value of the assets of Classes A, B, C and Y that it receives from the Selling Fund, less the liabilities assumed by the Buying Fund in the transaction. These shares will immediately be distributed by the Selling Fund to its shareholders in proportion to their holdings in the Selling Fund. As a result, shareholders of the Selling Fund will become Class A, B, C or Y shareholders of the Buying Fund.

- Neither the Selling Fund nor the shareholders of the Selling Fund will pay any sales charge in connection with the Reorganization.

- The net asset value of the Selling Fund and the Buying Fund will be computed as of 3:00 p.m. Central time, on the closing date.

-  After the Reorganization, the Selling Fund will be terminated.

CONDITIONS TO CLOSING THE REORGANIZATION

The completion of the Reorganization is subject to certain conditions described in the Agreement, including:

- The Selling Fund will have declared and paid a dividend that will distribute all of the Fund's taxable income, if any, to the shareholders of the Fund for the taxable years ending at or prior to the closing.

- The Funds will have received any approvals, consents or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.

- A registration statement on Form N-14 will have been filed with the SEC and declared effective.

-  The shareholders of the Selling Fund will have approved the Agreement.

- The Selling Fund will have received an opinion of tax counsel that the proposed Reorganization will result in no gain or loss being recognized by any shareholder.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

TERMINATION OF THE AGREEMENT

The Agreement and the transactions contemplated by it may be terminated and abandoned by resolutions of the Board of the Selling Fund or the Buying Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Selling Fund or the Buying Fund or the Board members, officers or shareholders of the Selling Corporation or of the Buying Corporation.

TAX STATUS OF THE REORGANIZATION

The Reorganization is expected to be tax-free for federal income tax purposes and will not take place unless the Selling Fund and the Buying Fund receive a satisfactory opinion of tax counsel (which opinion will be based on certain factual representations and certain customary assumptions), to the effect that, although not entirely free from doubt, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"):

- The transfer of the Selling Fund's assets to the Buying Fund in exchange for Class A, B, C and Y shares of the Buying Fund and the assumption of the Selling Fund's liabilities, followed by the distribution of those Class A, B, C and Y shares to the Selling Fund's shareholders and the termination of the Selling Fund will be a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Selling Fund and the Buying Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code.

- Under Section 361 of the Code, no gain or loss will be recognized by the Selling Fund upon the transfer of all of its assets to the Buying Fund or on the distribution by the Selling Fund of Class A, B, C and Y shares of the Buying Fund to Selling Fund shareholders in liquidation.

- Under Section 354 of the Code, the shareholders of the Selling Fund will not recognize gain or loss upon the exchange of their Class A, B, C or Y shares of the Selling Fund solely for Buying Fund Class A, B, C or Y shares as part of the Reorganization.

- Under Section 358 of the Code, the aggregate basis of the Class A, B, C or Y shares of the Buying Fund that a Selling Fund shareholder receives in the Reorganization will be the same as the aggregate basis of the Class A, B, C or Y shares of the Selling Fund exchanged therefor.

- Under Section 1223(1) of the Code, the holding period for the Class A, B, C or Y shares of the Buying Fund that a Selling Fund shareholder receives in the Reorganization will include the period for which he or she held the Class A, B, C or Y shares of the Selling Fund exchanged therefor, provided that on the date of the exchange he or she held such Selling Fund shares as capital assets.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

- Under Section 1032 of the Code, no gain or loss will be recognized by the Buying Fund upon the receipt of the Selling Fund's assets solely in exchange for the issuance of Buying Fund's Class A, B, C and Y shares to the Selling Fund and the assumption of all of the Selling Fund's liabilities by the Buying Fund.

- Under Section 362(b) of the Code, the Buying Fund's tax basis in the assets that the Buying Fund receives from the Selling Fund will be the same as the Selling Fund's tax basis in those assets immediately prior to the transfer.

- Under Section 1223(2) of the Code, the Buying Fund's holding periods in the assets received from the Selling Fund will include the Selling Fund's holding periods in such assets.

- Under Section 381 of the Code, the Buying Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder.

Tax counsel will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

Prior to the closing of the Reorganization, the Selling Fund will, and the Buying Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. These distributions will be taxable to shareholders.

A fund's ability to carry forward capital losses and use them to offset future gains may be limited. First, one fund's "pre-acquisition losses" (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another fund that are "built in" at the time of the reorganization and that exceed certain thresholds ("non-de minimis built-in gains") for five tax years. Second, a portion of a fund's pre-acquisition losses may become unavailable to offset any gains at all. Third, any remaining pre-acquisition losses will offset capital gains realized after a reorganization and thus will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such reorganization. Therefore, in certain circumstances, former shareholders of a fund may pay taxes sooner, or pay more taxes, than they would have had a reorganization not occurred.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

The Buying Fund's ability to carry forward the pre-acquisition losses of the Selling Fund and use them to offset future gains will technically be limited as a result of the Reorganization due to the effect of loss limitation rules under applicable tax law. The effect of this limitation will depend on the losses and gains in each fund at the time of the Reorganization. For example, based on data as of Aug. 31, 2005, Selling Fund had pre-Reorganization "net losses" (i.e., capital loss carryforwards as of its last fiscal year end as adjusted by year-to-date realized gains or losses and all net unrealized gains) equal to approximately 27% of its net assets. At that time, Buying Fund had both net realized and unrealized gains and no capital loss carryforwards, and hence no net losses. If the Reorganization had occurred on Aug. 31, 2005, the combined fund would not have had any net losses. Due to the combined effects of loss limitation rules and the spreading of losses over a larger asset base, the amount of net losses as a percentage of net assets available to shelter future growth of the Selling Fund would have decreased from approximately 27% to zero, and the Buying Fund would have continued to have no net losses. As a result of this reduction in the relative amount of the capital loss carryforwards and unrealized losses available to shareholders of the Selling Fund following the Reorganization, former shareholders of the Selling Fund could, under certain circumstances, pay more taxes, or pay taxes sooner, than they would if the Reorganization did not occur.

In addition, for five years after the closing date, the combined fund will not be allowed to offset any gains "built in" to either fund at the time of the Reorganization against capital losses (including capital loss carryforwards) built in to the other fund.

The realized and unrealized gains and losses of each Fund at the time of the Reorganization will determine the extent to which the combining Funds' respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization.

This description of the federal income tax consequences of the Reorganization does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS

Since April 2002, the Selling Fund has been closed to new investors. There is no current intention to reopen the Fund. Therefore the Selling Fund is not gaining new assets and is likely to continue decreasing in size. As a result, its expense ratio is likely to increase as expenses are spread over a smaller pool of assets. The Board believes that the proposed Reorganization will be advantageous to Selling Fund shareholders for several reasons. The Board considered the following matters, among others, in approving the Reorganization.

- TERMS AND CONDITIONS OF THE REORGANIZATION. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.

- TAX CONSEQUENCES. The Board considered the tax-free nature of the Reorganization.

- CONTINUITY OF INVESTMENT. The Board took into account the fact that, following the Reorganization, shareholders of the Selling Fund will be invested in a fund holding a similar investment securities portfolio, with similar investment objectives, policies, and restrictions.

- EXPENSE RATIOS. The Board considered the relative expenses of the Funds. As of the end of each Fund's most recent fiscal year, the expense ratios for the Buying Fund adjusted to reflect current fees, were higher than the expense ratios for the Selling Fund. For example, the Selling Fund's expense ratio for Class A shares as of July 31, 2005, its most recent fiscal year end, was 1.49% (the effective fee was 1.45% after giving effect to waivers of distribution fees of 0.0375%). The Buying Fund's expense ratio for Class A shares as of May 31, 2005, its most recent fiscal year end, was capped at 1.55%, before giving effect to any performance incentive adjustment. As a result, approval of the Reorganization may result in higher expenses for the Selling Fund. However, the Buying Fund is attracting assets, and its expense ratio is projected to fall in the future. Additionally, if shareholders approve the Reorganization, the investment manager has agreed to cap total expenses of the Buying Fund at 5 basis points (0.05%) below the median expense ratio of a Lipper peer group of comparable funds, before giving effect to any performance incentive adjustment, for a period of five years following implementation of the Reorganization. The level of the expense cap will be reviewed and reset by the Board annually. For purposes of this calculation, based on the current median expense ratio of the Lipper peer group, if shareholders approve the Reorganization, the Buying Fund's expense cap for the current year will be 1.49% for Class A shares, before giving effect to any performance incentive adjustment.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

   Additionally, the Selling Fund is closed to new investors and therefore is not gaining new assets. As a result, over time its expense ratio is likely to increase as expenses are spread over a smaller pool of assets. Until the date of the shareholder meeting, the investment manager and its affiliates have agreed to cap expenses of the Selling Fund. For example, Class A shares expenses will be capped in the event they exceed 1.49%. However, the investment manager and its affiliates do not expect to waive fees indefinitely and, without continued fee waivers or growth in assets, over time the Selling Fund's expense ratios would likely exceed those of the Buying Fund. Higher aggregate net assets resulting from the Reorganization and the opportunity for net cash inflows may reduce the risk that, if the net assets of the Selling Fund fail to grow, or diminish, its total expense ratio could rise as fixed expenses become a larger percentage of net assets.

- ECONOMIES OF SCALE. The Board considered the advantage of combining Funds that share similar investment objectives, styles and holdings. The Board believes that by combining the Funds, the shareholders continue to have available to them a Fund with a similar investment objective, but can at the same time take advantage of the economies of scale associated with a larger fund. While, in the short term, approval of the Reorganization may result in higher expenses for the Selling Fund shareholders, the Buying Fund is attracting assets and expenses such as audit expenses and accounting expenses that are charged on a per fund basis will be reduced. In addition, if shareholders approve the Reorganization, the investment manager has agreed to cap total expenses of the Buying Fund as discussed in the paragraph on Expense Ratios.

- COSTS. The Board considered the fact that the investment manager has agreed to bear all solicitation expenses in order to achieve shareholder approval of the Reorganization and to bear any other costs of effecting the Reorganization.

- DILUTION. The Board considered the fact that the Reorganization will not dilute the interests of the current shareholders.

- PERFORMANCE. The Board considered the relative performance records of the Funds.

- POTENTIAL BENEFITS TO THE INVESTMENT MANAGER AND ITS AFFILIATES. The Board also considered the potential benefits from the Reorganization that could be realized by the investment manager and its affiliates. The Board recognized that the potential benefits to the investment manager consist principally of the elimination of expenses incurred in duplicative efforts to administer separate funds. The investment manager also will benefit to the extent it is not required to waive its fees. The Board also noted, however, that shareholders of the Selling Fund will benefit over time from any decrease in overall operating expense ratios resulting from the proposed Reorganization.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

BOARDS' DETERMINATIONS

After considering the factors described above and other relevant information, at a meeting held on Sept. 7-8, 2005, the Selling Fund Board members, including a majority of the independent Board members, found that participation in the Reorganization is in the best interests of the Selling Fund and that the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization.

The Board of Directors of the Buying Fund approved the Agreement at a meeting held on Sept. 7-8, 2005. The Board members considered the terms of the Agreement, the provisions intended to avoid the dilution of shareholder interests and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Buying Fund and that the interests of existing shareholders of the Buying Fund will not be diluted as a result of the Reorganization.

RECOMMENDATION AND VOTE REQUIRED

The Board recommends that shareholders approve the proposed Agreement. The Agreement must be approved by a majority of the voting power of all shares entitled to vote. If the Agreement is not approved, the Board will consider what further action should be taken.

If shareholders approve the merger, it will take place shortly after the shareholder meeting. In the interim, however, it will be important for the Fund to have a properly elected Board and an IMS Agreement that has been approved by shareholders.

PROPOSAL 2. ELECT BOARD MEMBERS

NOMINEES FOR THE BOARD. Nominees are listed in the following table. Each person is a nominee for each of the 90 RiverSource Funds. Each nominee was elected a member of the Board at the last regular shareholders' meeting except for Ms. Flynn, Ms. Paglia, Mr. Laikind, Ms. Blatz and Ms. Pryor. These nominees were recommended for the position of Board member by the independent Board members. Ms. Flynn and Ms. Paglia began serving the fund in 2004. Mr. Laikind and Ms. Blatz began serving the fund in 2005.

Each Board member will serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attend as members of the Board, whichever occurs first.

All nominees have agreed to serve. If an unforeseen event prevents a nominee from serving, your votes will be cast for the election of a substitute selected by the Board. Information on each nominee follows. Election requires a vote by a majority of the fund's shares voted at the meeting.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

TABLE A-3. INDEPENDENT NOMINEES

NAME,                         POSITION HELD WITH
ADDRESS,                      FUND AND LENGTH         PRINCIPAL OCCUPATION
AGE                           OF SERVICE              DURING PAST FIVE YEARS       OTHER DIRECTORSHIPS        COMMITTEE MEMBERSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz
901 S. Marquette Ave.
Minneapolis, MN 55402
Age 51

Arne H. Carlson               Board member            Chair, Board Services                                   Contracts, Executive,
901 S. Marquette Ave.         since 1999              Corporation (provides                                   Investment Review,
Minneapolis, MN 55402                                 administrative services to                              Board Effectiveness
Age 71                                                boards). Former Governor
                                                      of Minnesota.

Patricia M. Flynn             Board member            Trustee Professor of                                    Investment Review,
901 S. Marquette Ave.         since 2004              Economics and Management,                               Joint Audit
Minneapolis, MN 55402                                 Bentley College; former
Age 54                                                Dean, McCallum Graduate
                                                      School of Business, Bentley
                                                      College

Anne P. Jones                 Board member            Attorney and consultant                                 Joint Audit, Board
901 S. Marquette Ave.         since 1985                                                                      Effectiveness,
Minneapolis, MN 55402                                                                                         Executive, Investment
Age 70                                                                                                        Review

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

NAME,                         POSITION HELD WITH
ADDRESS,                      FUND AND LENGTH OF      PRINCIPAL OCCUPATION
AGE                           SERVICE                 DURING PAST FIVE YEARS       OTHER DIRECTORSHIPS        COMMITTEE MEMBERSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind               Board member            Former Managing Director,    American Progressive
901 S. Marquette Ave.         since 2005              Shikiar Asset Management     Insurance
Minneapolis, MN 55402
Age 70

Stephen R. Lewis, Jr.         Board member            President Emeritus and       Valmont Industries, Inc.   Contracts, Investment
901 S. Marquette Ave.         since 2002              professor of economics,      (manufactures irrigation   Review, Executive,
Minneapolis, MN 55402                                 Carleton College             systems)                   Board Effectiveness
Age 66

Catherine James Paglia        Board member            Director, Enterprise Asset   Strategic Distribution,    Contracts, Investment
901 S. Marquette Ave.         since 2004              Management, Inc.             Inc.                       Review
Minneapolis, MN 55402                                 (private real estate and     (transportation,
Age 53                                                asset management company)    distribution and
                                                                                   logistics consultants)
Vikki L. Pryor
901 S. Marquette Ave.
Minneapolis, MN 55402
Age ___

Alan K. Simpson               Board member            Former three-term United                                Investment Review,
1201 Sunshine Ave.            since 1997              States Senator for Wyoming                              Board Effectiveness
Cody, Wyoming 82414
Age 74

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

NAME,                         POSITION HELD WITH
ADDRESS,                      FUND AND LENGTH OF      PRINCIPAL OCCUPATION
AGE                           SERVICE                 DURING PAST FIVE YEARS       OTHER DIRECTORSHIPS        COMMITTEE MEMBERSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby          Board member            Chief Executive Officer,     Hybridon, Inc.             Investment Review,
901 S. Marquette Ave.         since 2002              RiboNovix, Inc. since 2003   (biotechnology)            Contracts
Minneapolis, MN 55402                                 (biotechnology); President,
Age 61                                                Forester Biotech

TABLE A-4. NOMINEES AFFILIATED WITH RIVERSOURCE INVESTMENTS

NAME,                         POSITION HELD WITH
ADDRESS,                      FUND AND LENGTH OF      PRINCIPAL OCCUPATION
AGE                           SERVICE                 DURING PAST FIVE YEARS       OTHER DIRECTORSHIPS        COMMITTEE MEMBERSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
William F. Truscott*          Board member            President, U.S. Asset
53600 AXP Financial Center    since 2001, Vice        Management - Chief
Minneapolis, MN 55474         President since 2002    Investment Officer of
Age 44                                                Ameriprise Financial,
                                                      Inc. and President,
                                                      Chairman of the Board
                                                      and Chief Investment
                                                      Officer of RiverSource
                                                      Investments since 2001.
                                                      Former chief investment
                                                      officer and managing
                                                      director, Zurich
                                                      Scudder Investments.

* Interested person by reason of being an officer, director, securityholder and/or employee of RiverSource Investments.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

BOARD COMMITTEES. The Board has several committees that facilitate the work of the Board. The Executive Committee has authority to act for the full Board between meetings. The Contracts Committee receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process. The Investment Review Committee considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

The Board Effectiveness Committee's charter, Exhibit E, requires it to make recommendations regarding nominees based on criteria approved by the Board. All members of the Committee are independent. Nominee recommendations are based on a matrix of skill sets, experience, and geographical location and each nominee must have a background that demonstrates the ability to furthering the interest of all shareholders. The Committee will consider recommendations from shareholders who write to the Boards and provide detailed information about a candidate. All candidates are processed in the same fashion; first by evaluating a candidate's detailed information against the criteria; then interviewing those candidates who best fill vacancies identified by the matrix.

You may write the Board by addressing a letter to Arne H. Carlson, the independent Chairman of the Board or any other independent member of the Board, at Board Services Corporation, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. However, do not address letters to this address if you are requesting some action regarding your investments. In order to avoid any delay in processing a request regarding an investment, please address these requests to 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

The Joint Audit Committee, made up entirely of independent Board members, operates under a written charter, Exhibit F. The Joint Audit Committee meets with the independent auditors, internal auditors and corporate officers to review and discuss audited financial statements, reports, issues, and compliance matters. This Committee reports significant issues to the Board and makes recommendations to the independent Board members regarding the selection of the independent public accountant. More information regarding this Committee and the fund's independent auditor is found in Section C.

During the 12-month period ended Sept. 30, 2005, the Board met 8 times, Executive 2 times, Contracts 7 times, Investment Review 5 times, Board Effectiveness 6 times and Joint Audit 4 times. All Board members had 100% attendance except for Mr. Simpson who had 82% attendance due to serious illness in January 2005.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

SHAREHOLDER COMMUNICATIONS WITH THE BOARD.

Shareholders may communicate directly with the Board by sending correspondence to Arne H. Carlson, Chair of the Board, RiverSource Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. Correspondence to specific individual Board members also may be directed to the same address. Account-specific correspondence should be directed to RiverSource Funds, 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

BOARD MEMBER COMPENSATION. The following table shows the total compensation received by each Board member from all of the RiverSource Funds. The funds do not pay retirement benefits to Board members. Under a Deferred Compensation Plan, independent Board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of one or more designated RiverSource funds.

TABLE A-5. BOARD MEMBER COMPENSATION(a)

                  AGGREGATE COMPENSATION FROM ALL      COMPENSATION FROM THE
                     RIVERSOURCE FUNDS FOR THE          SELLING FUND DURING
NOMINEE              YEAR ENDED SEPT. 30, 2005          THE LAST FISCAL YEAR
Flynn                      $143,675(d)                        $  967(b)
Jones                       185,892                            1,404
Lewis                       204,700(e)                         1,555(c)
Paglia                      157,708                            1,025
Simpson                     138,842                              900
Taunton-Rigby               166,842                            1,200

(a) Board members affiliated with RiverSource Investments or Board Services Corporation, a company providing administrative services to the funds, are not paid by the funds. Mr. Carlson's total compensation was $373,750. Board member compensation is a combination of a base fee and meeting fees. Because the spin-off of Ameriprise Financial from American Express Company necessitated 5 additional meetings, Ameriprise Financial reimbursed the funds $23,500 for each member to cover those additional meetings.
     Ms. Blatz, Mr. Laikind and Ms. Pryor were not board members prior to Sept. 30, 2005 and therefore are not included in the table.
(b) Includes portion of compensation deferred in the amount of $379 from the Fund.
(c) Includes portion of compensation deferred in the amount of $562 from the Fund.
(d) Includes portion of compensation deferred in the amount of $60,371 from the Funds.
(e) Includes portion of compensation deferred in the amount of $54,839 from the Funds.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

The following table shows the dollar range of shares of all the funds owned by the Board members and the dollar range of shares owned in the Selling Fund.

TABLE A-6. BOARD MEMBER HOLDINGS

Dollar range of equity securities beneficially owned as of Aug. 31, 2005

                 AGGREGATE DOLLAR RANGE OF EQUITY         DOLLAR RANGE OF
                SECURITIES OF ALL RIVERSOURCE FUNDS     EQUITY SECURITIES IN
NOMINEE              OVERSEEN BY BOARD MEMBER             THE SELLING FUND
Carlson                   over $100,000                          None
Flynn                   $10,001 - $50,000                        None
Jones                     over $100,000                          None
Lewis                     over $100,000                          None
Paglia                 $50,001 - $100,000                        None
Simpson                $50,001 - $100,000                        None
Taunton-Rigby             over $100,000                          None
Truscott                  over $100,000                          None

* The percentage of shares beneficially owned by all Board members and officers as a group does not exceed 1% of any class of shares of any fund.

FUND OFFICERS. In addition to Mr. Truscott, the fund's other executive officers are:

LESLIE L. OGG, age 67. Vice president, general counsel and secretary since 1978. President of Board Services Corporation.

JEFFREY P. FOX, age 50. Treasurer since 2002. Vice President - Investment Accounting of Ameriprise Financial.

PAULA R. MEYER, age 51. President since 2002. Senior Vice President and General Manager - Mutual Funds, RiverSource Investments.

Officers serve at the pleasure of the Board. Officers are paid by Ameriprise Financial, Inc., RiverSource Investments or Board Services Corporation. During the last fiscal year, no officer earned more than $60,000 from any fund.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

PROPOSAL 3: APPROVE OR REJECT AN AMENDMENT TO THE ARTICLES OF INCORPORATION

The Fund is a Minnesota corporation and operates under an organizational document called the articles of incorporation. The articles of incorporation set forth various provisions relating to the authority of the fund to conduct business and the governance of the fund.

The Board has approved, and recommends that shareholders approve, a proposal to amend the fund's articles of incorporation (the "Articles"). The fund's investments and investment policies will not change by virtue of the adoption of the amendment to the Articles.

A. MINIMUM ACCOUNT VALUE

Generally, shareholders must invest at least $2,000 to open a fund account.
Section 7 of the Articles currently provides that the fund may redeem shares if an account falls below a value of $1,000. Small accounts can be costly to maintain and this provision allows the Board to close accounts that no longer meet the fund's minimum standards. However, the current provision does not allow the Board to redeem accounts if the value is higher than $1,000. In the future, there may be circumstances in which a minimum account value higher than $1,000 is in the best interest of the fund and its shareholders. As a consequence, the Board recommends that the Articles be amended to eliminate the reference to a specific dollar amount. As proposed, the amended Articles will permit the Board to establish a minimum account value that will be disclosed in the fund prospectus. The Board will be able to change the minimum account value without further action by shareholders.

If the change is approved, the Articles will be amended as follows ([Underline] additions are underlined[/Underline], [Strikethrough]deletions are lined through[/Strikethrough]):

Article III, Section 7 will be amended to read:

Section 7. The Fund may redeem the shares of a shareholder if the amount invested is less than [Strikethrough]$1,000[/Strikethrough] [Underline]an amount determined by the Board of Directors and set forth in the current Fund prospectus.[/Underline]

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

B. NAME CHANGE.

Historically the name of the fund has reflected the name of the investment manager. Since 1999, the name of the fund has included the letters AXP, which is an abbreviated form of the name American Express. In August 2005, American Express Financial Corporation ("AEFC"), the fund's investment manager changed its name to Ameriprise Financial, Inc. ("Ameriprise Financial") in anticipation of its spin off from American Express Company, its parent company. On Oct. 1, 2005, Ameriprise Financial transferred responsibility for the fund's investment advisory services to its wholly owned subsidiary, RiverSource Investments. The Board made a corresponding change to the name of the fund by substituting the name RiverSource for AXP. The name of the corporate entity can be changed only with approval of the shareholders of all the underlying funds that make up the corporation. The Board recommends that the name of the corporate entity also be changed to include the name RiverSource instead of AXP. The changes are shown in the table below.

This is the first shareholder meeting since the spin off of the investment manager and the first opportunity for shareholders to consider a name change for the corporation.

TABLE A-7. PROPOSED NAME OF CORPORATION

CURRENT NAME OF CORPORATION         PROPOSED NAME OF CORPORATION
AXP Discovery Series, Inc.          RiverSource Bond Series, Inc.

BOARD RECOMMENDATION AND VOTE REQUIRED. The Board recommends that you vote to approve the amendments to the Articles. The changes require the approval by a majority of the shares voted at the meeting. The changes will be effective when the amendments are filed with the Secretary of State's office. This filing is expected to occur shortly after the shareholder meeting.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

PROPOSAL 4: APPROVE OR REJECT THE INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

The fund pays fees to RiverSource Investments under an Investment Management Services Agreement (the "IMS Agreement") for investment management services. The services include providing the personnel, equipment and office facilities necessary for the management of the fund's assets. Subject to the direction of the Board and consistent with the fund's investment policies, the investment manager decides what securities to buy, hold or sell. The investment manager also executes buy and sell orders and provides research and statistical data to support investment management activities. RiverSource Investments hires and pays a subadviser to perform the day-to-day management functions.

INVESTMENT MANAGER. On Sept. 30, 2005, Ameriprise Financial became a publicly traded company on Oct. 1, 2005 and transferred the investment management functions to RiverSource Investments, a wholly owned subsidiary. While this change did not cause a termination of the IMS Agreement, the Board determined that it would be prudent to give shareholders an opportunity to vote on the new arrangement.

TERMS OF THE CURRENT IMS AGREEMENT. The fee the fund pays to RiverSource Investments for its services under the current IMS Agreement is based on the net assets of the fund and decreases as the size of the fund increases. The complete fee schedule for the fund and other funds managed by RiverSource Investments is found in Section C. The fund also pays its taxes, brokerage commission and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; consultant fees; Board compensation; corporate filing fees; organizational expenses; expenses incurred in connection with lending portfolio securities; and other expenses properly payable by the fund, approved by the Board. Section C includes information on the date of the current IMS Agreement, the date it was last approved by shareholders and the reason why it was submitted to shareholders at that time.

PERFORMANCE INCENTIVE ADJUSTMENT ("PIA") CALCULATION. The management fee includes a PIA as part of the fee. The adjustment is based on the performance of the fund compared to the performance of a group of similar funds, as measured by a Lipper Index. The proposed modification clarifies the circumstances where the Board may change the index for purposes of this calculation. The provision in the current IMS Agreement will be modified to read as follows (additions are underlined, deletions are lined through):

          If an Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, in the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT adjustment, for example, if Lipper reclassifies the Fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index, or (2) adoption of a methodology to transition to a substitute index it has approved. no adjustment will be made until such time as the Board approves a substitute index.

BASIS FOR RECOMMENDATION OF THE BOARD

Following announcement of the spin-off of Ameriprise Financial from American Express Company, the Board and Ameriprise Financial agreed to review and revise, where appropriate, the terms of all contracts, including the IMS Agreement, pursuant to which Ameriprise Financial or its affiliates provides services to the funds. Each year, the Board determines whether to continue the IMS Agreement for each fund and, in doing so, evaluates the quality and level of service received under the IMS Agreement and the costs associated with those services. Accordingly, in March and April of each year, Ameriprise (formerly American Express Financial Corporation) prepares detailed reports for the Board, which include data prepared by independent organizations, to assist the Board in making this determination. The Board accords considerable weight to the deliberations and conclusions of its committees in determining whether to continue the IMS Agreement.

After thorough review of the reports and data provided at a meeting held in person on April 14, 2005, the Board, including a majority of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement for each fund were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement for only an interim period ending on the earlier of (i) the effective date of the spin-off; or (ii) the approval of a new investment management services agreement with Ameriprise Financial by the shareholders of each fund, but in no event for a period longer than one year. While it was expected that the spin-off would not result in an "assignment" of an IMS Agreement under the Investment Company Act of 1940 and, therefore, would not cause the termination of the IMS Agreement according to its terms, Schulte Roth & Zabel LLP, was retained as independent counsel to the Board, advised the Board that the legal question of whether the spin-off would result in an assignment turns on a highly fact-sensitive analysis. Therefore, the Board determined, as a matter of prudence, to proceed as if each IMS Agreement would terminate as a result of the spin-off. Accordingly, the Board determined to renew each IMS Agreement for the interim period only and to consider a new IMS Agreement for each fund prior to the spin-off.


                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

For the six months following the April 2005 meeting, the Board and its committees have been evaluating whether to approve a proposed IMS Agreement for each fund with post-spin Ameriprise Financial. Schulte Roth & Zabel LLP has assisted the Board in fulfilling its statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the proposed IMS Agreements. As a key step in this process, independent counsel sent, on behalf of the independent members of the Board, a detailed and expansive request for information to American Express Company and Ameriprise Financial, seeking specified information thought to be relevant to the Board's consideration of the proposed contracts with post-spin Ameriprise Financial. The Board and its committees were provided with a wealth of written and oral information intended to assist them in considering the proposed contracts, including the proposed IMS Agreements. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an independent entity, would be capable of continuing to provide a high quality of services to the funds, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC ("CSFB"). At the Board's requests, CSFB provided various written materials and oral presentations analyzing the capital adequacy of Ameriprise Financial. The costs of independent counsel and CSFB and of additional meetings of the Board were borne by Ameriprise Financial as part of the commitment of American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.

During the course of the six-month period following the April 2005 meeting, the Board and its committees met at five in-person meetings to consider the information provided by American Express Company, Ameriprise Financial, independent counsel and CSFB. At an in-person meeting held on Sept. 8, 2005, based on all of the information provided as well as the deliberations occurring at that meeting and the previous meetings held since the announcement of the spin-off, the Board, including all of its independent members, approved the new contracts, including each proposed IMS Agreement.

ON OCT. 1, 2005, PURSUANT TO AN AGREEMENT BETWEEN THE FUND AND AMERIPRISE FINANCIAL, THE IMS AGREEMENT WAS TRANSFERRED TO RIVERSOURCE INVESTMENTS, LLC, A WHOLLY-OWNED SUBSIDIARY OF AMERIPRISE FINANCIAL.

FOR THESE REASONS, THE BOARD, INCLUDING ALL OF ITS INDEPENDENT MEMBERS, RECOMMENDS THAT YOU APPROVE THE PROPOSED IMS AGREEMENT FOR YOUR FUND(S).

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

THE BOARD'S SPECIFIC CONSIDERATIONS RELATING TO THE PROPOSED IMS AGREEMENTS

In carrying out its legal responsibilities associated with the consideration of the proposed IMS Agreements, the Board evaluated the following four factors: (i) the nature, extent and quality of services to be provided by RiverSource Investments; (ii) the investment performance of the fund; (iii) the costs of the services to be provided and the profits to be realized by Ameriprise Financial; and (iv) the extent to which economies of scale would be realized as the fund grows and whether the fee level reflects these economies of scale for the benefit of fund investors.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 determination to renew the IMS Agreement for each fund and that in April 2005, it had concluded that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the funds. However, the Board also recognized that this assessment must be supplemented with an evaluation of whether the spin-off or other factors would result in any changes to the advisory services currently provided to the funds. In this regard, the Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by RiverSource
Investments: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully rebrand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and independent counsel, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express) should enable RiverSource Investments to continue to provide a high quality and level of advisory services to the funds. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial to continue to meet its legal and compliance responsibilities, build its distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow its business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the foregoing representations. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the funds as a result of the announcement of the spin-off.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

The Board concluded that, based on all of the materials and information provided (and with the assistance of independent counsel), post-spin Ameriprise Financial would be in a position to continue to provide a high quality and level of investment management services to the funds.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance either met expectations or, if not, that appropriate action (such as changes to portfolio management) had been (or was being) pursued in order to help the fund achieve its longer-term performance objective.

The Board also considered that it has received monthly performance reports for the funds. The Board and its committees concluded in September 2005 that there have been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services to be provided under the current and proposed IMS Agreements, including fees charged by RiverSource Investments to its institutional clients and paid to sub-advisers. The Board studied RiverSource Investments' effort (i.e., its "pricing philosophy") to set substantially all funds' total expense ratios at or below the median expense ratio of a group of comparable mutual funds compiled by Lipper, Inc. The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to the administrative services fees. It also noted that RiverSource Investments agreed to voluntarily imposed expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points unless the higher ratio was due to the impact of the performance fee adjustment or was due to the added costs associated with having subadvisers manage a fund. The Board considered that, with respect to all funds, other than [Mid Cap Growth, Small Cap Advantage, Strategic Allocation, Variable Portfolio Diversified Equity Income and Variable Portfolio Mid Cap Growth], advisory fees under the proposed IMS Agreements would stay the same or decrease (as indicated in Table B-5, below) and that, with respect to [Diversified Equity Income, Mid Cap Growth, Small Cap Advantage, VP Diversified Equity Income and VP Mid Cap Growth], would increase under each applicable proposed IMS Agreement. The Board accorded significant weight to the fact that the proposed changes in fee schedules were intended primarily to achieve a rational pricing model applied consistently across the various product lines in the fund family, while assuring

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT that overall fees for each fund are in line with the "pricing philosophy." With respect to the equity and balanced funds, the Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board took into account its past determinations regarding the appropriateness of (i) the use of the relevant index for each fund for the comparison of performance; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment;
(iii) the periods used for averaging the funds' assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that with respect to the relevant sub-advised funds, there was limited opportunity for these funds to achieve large scale growth and thus provide RiverSource Investments with potential economies of scale.

The Board next considered the expected profitability to RiverSource Investments and its affiliates derived from its relationship with the fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of RiverSource Investments would allow it to operate effectively and, at the same time, reinvest in its businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain funds would result in revenue gains, while taking into account that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly rebranding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the funds and from other business relationships that result from managing the funds. The Board also considered the fees charged by Ameriprise Financial to its institutional clients and paid to subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed IMS Agreement provides adequate opportunity for shareholders to realize benefits as fund assets grew.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the proposed IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreements. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts. Furthermore, the Board recognized that it was not limited to considering management's proposed contracts. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments (or its subsidiaries). The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, RiverSource Investments continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the funds with an expectation that the current investment advisory organization would be servicing the funds.

As a result of all of the foregoing, the Board determined that the fees to be paid under each proposed IMS Agreement were fair and reasonable in light of services proposed to be provided.

BOARD RECOMMENDATION AND VOTE REQUIRED. For the foregoing reasons, the Board recommends that shareholders of each fund approve the applicable proposed IMS Agreement. The proposed IMS Agreement must be approved by the lesser of (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If shareholders approve the proposed IMS Agreement, it will take effect shortly after the shareholder meeting. If the proposed IMS Agreement is not approved, the Board will consider appropriate steps to take.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

SECTION B -- PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

VOTING. You are entitled to vote based on your total dollar interest in the Fund. Each dollar is entitled to one vote. For those of you who cannot come to the meeting, the Board is asking permission to vote for you. The shares will be voted as you instruct either by mail, telephone or internet. Signed proxy cards returned without instructions will be voted in favor of all proposals.

The corporation of which the Fund is part issues several series of common stock. Each series is a separate fund. On the election of directors and the amendment of the Articles of Incorporation, you vote together with the owners of shares of all the other funds that are part of the corporation. On the Reorganization and the IMS Agreement you vote together with the owners of the other shares in your Fund.

In voting for Board members, you may vote all of your shares cumulatively. This means that you have the right to give each nominee an equal number of votes or divide the votes among the nominees as you wish. You have as many votes as the number of dollars you own on the record date, multiplied by the number of Board members to be elected. If you elect to withhold authority for any individual nominee or nominees, you may do so by marking the box labeled "For All Except," and by striking the name of any excepted nominee, as is further explained on the card itself. If you do withhold authority, the proxies will not vote shares equivalent to the proportionate number applicable to the names for which authority is withheld.

All votes count toward a quorum, regardless of how they are voted (For, Against or Abstain). Broker non-votes will be counted toward a quorum but not toward the approval of any proposals. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote.)

If your shares are held in an IRA account with Ameriprise Trust Company as custodian, you have the right to instruct the IRA Custodian how to vote those shares. The IRA Custodian will vote any shares for which it has not received voting instructions in proportionately the same manner -- either For, Against, or Abstain -- as other fund shareholders have voted.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

REVOKING YOUR PROXY. If you change your mind after you vote and you can attend the meeting, simply inform the Secretary at the meeting that you will be voting your shares in person. Also, if you change your mind after you vote, but cannot attend the meeting, you may change your vote or revoke it by mail, telephone or internet.

SIMULTANEOUS MEETINGS. The meeting will be held simultaneously with meetings of other RiverSource mutual funds. Each proposal will be voted on separately by shareholders of a corporation or by shareholders of a fund or by a class of shares of the fund where appropriate. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her fund's meeting to a time immediately after the simultaneous meetings so that a meeting of that fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment.

SOLICITATION OF PROXIES. The Board is asking for your vote and for you to vote as promptly as possible. The investment manager will pay the expenses of the solicitation. Supplementary solicitations may be made by mail, telephone, electronic means or personal contact.

SHAREHOLDER PROPOSALS. No proposals were received from shareholders. The Funds are not required to hold regular meetings of shareholders each year. However, meetings of shareholders are held from time to time and proposals of shareholders that are intended to be presented at future shareholder meetings must be submitted in writing to the Funds in reasonable time prior to the solicitation of proxies for the meeting.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

DISSENTERS' RIGHT OF APPRAISAL. Under Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act, Selling Fund shareholders are entitled to assert dissenters' rights in connection with the Reorganization and obtain payment of the "fair value" of their shares, provided that they comply with the requirements of Minnesota law. A copy of the relevant provisions is attached as Exhibit C.

Notwithstanding the provisions of Minnesota law, the SEC has taken the position that use of state appraisal procedures by a mutual fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. This rule states that no mutual fund may redeem its shares other than at net asset value next computed after receipt of a request for redemption. It is the SEC's position that Rule 22c-1 supersedes appraisal provisions in state statutes.

In the interest of ensuring equal valuation for all shareholders, dissenters' rights will be determined in accordance with the SEC's interpretation. As a result, if any shareholder elects to exercise dissenters' rights under Minnesota law, the Selling Fund intends to submit this question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

OTHER BUSINESS. The Board does not know at this time of any other business to come before the meetings. If something does come up, the proxies will use their best judgment to vote for you on the matter.

ADJOURNMENT. In the event that not enough votes in favor of the proposals are received by the time scheduled for the meeting, the persons named as proxies may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of shareholders on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. The persons named as proxies will vote in favor of adjournment those shares they are entitled to vote that have voted in favor of the proposals. They will vote against any adjournment those shares that have voted against the proposals. The investment manager will pay the costs of any additional solicitation and of any adjourned meeting. A shareholder vote may be taken on one or more of the items in this proxy statement prior to adjournment if sufficient votes have been received.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

SECTION C -- CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND INFORMATION

This section contains the following information about your fund, its investment manager and the independent auditors:

TABLE       CONTENT
            (all information is shown for the last fiscal year unless noted
            otherwise)
C-1         Actual and pro forma capitalization of the Selling Fund and the
            Buying Fund
C-2         Actual and pro forma ownership of fund shares
C-3         Current management fee schedule for the fund and other RiverSource funds with similar investment objectives
C-4         Payments the fund made to the investment manager and its affiliates
C-5         Brokerage commissions the fund paid to a broker-dealer affiliate
C-6         Information about shareholder approval of current management agreements
C-7A        Audit fees
C-7B        Audit-related, tax and other fees

THE FUND'S INVESTMENT MANAGER AND DISTRIBUTOR. RiverSource Investments is the investment manager for the fund. Ameriprise Financial Services, Inc., a wholly owned subsidiary of Ameriprise Financial, is the distributor for the fund. The address for RiverSource Investments and Ameriprise Financial Services, Inc. is 200 Ameriprise Financial Center, Minneapolis, MN 55474.

PRESIDENT AND BOARD OF DIRECTORS OF RIVERSOURCE INVESTMENTS. William F. Truscott is President of RiverSource Investments. The following individuals are directors of RiverSource Investments. Each director is an officer of RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, MN 55474. Directors:
William F. Truscott, Ward D. Armstrong and Michelle M. Keeley.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

CAPITALIZATION

The following table shows the capitalization of the Funds as of Sept. 30, 2005 and on a pro forma basis, assuming the proposed Reorganization had taken place.

TABLE C-1. ACTUAL AND PRO FORMA CAPITALIZATION OF THE SELLING FUND AND THE BUYING FUND

                                       NET ASSET VALUE      SHARES
FUND                     NET ASSETS       PER SHARE      OUTSTANDING
DISCOVERY
Class A                 $147,535,851         $9.29        15,877,239
Class B                    9,430,661          8.40         1,122,923
Class C                       26,582          8.38             3,173
Class C                          N/A           N/A               N/A
Class Y                    2,867,042          9.43           303,976

SMALL CAP EQUITY
Class A                 $140,497,613         $6.28        22,370,142
Class B                   47,818,274          6.10         7,837,487
Class C                    3,841,785          6.09           630,386
Class I                   10,123,884          6.34         1,596,475
Class Y                      293,135          6.33            46,319

SMALL CAP EQUITY - PRO FORMA WITH DISCOVERY
Class A                 $288,033,464         $6.28        45,863,112
Class B                   57,248,935          6.10         9,383,497
Class C                    3,868,367          6.09           634,751
Class I                   10,123,884          6.34         1,596,475
Class Y                    3,160,177          6.33           499,248

OWNERSHIP OF FUND SHARES

The following table provides information on shareholders who owned more than 5% of each Fund's outstanding shares as of Sept. 30, 2005. As of Sept. 30, 2005, officers and Board members of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

TABLE C-2. ACTUAL AND PRO FORMA OWNERSHIP OF FUND SHARES

                                                               PERCENT OF
                                            PERCENT           SHARES HELD
                                           OF SHARES         FOLLOWING THE
FUND                     5% OWNERS            HELD          REORGANIZATION
DISCOVERY
Class A                     None              --                   --
Class B                     None              --                   --
Class C                       (1)             96%                   *
Class Y                       (2)            100%                  91%

SMALL CAP EQUITY
Class A                       (3)             21%                  10%
Class B                     None              --                   --
Class C                     None              --                   --
Class I                       (4)             98%                  98%
Class Y                       (5)             96%                   9%

(1) Hal C. Beckley and William A. Beckley, Branford, CT own 67.22% Teresa M. and Carl Greenfield, Seattle, WA own 12.28%. Terence J. Benka, Milwaukee, WI owns 8.37%. Ameriprise Financial, Minneapolis, MN owns 7.91%.
(2)  Ameriprise Trust Company, Minneapolis, MN owns of record 100%.
(3)  Charles Schwab & Co Inc., a brokerage firm, owns of record 21.05%.
(4) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.44%. RiverSource Portfolio Builder Moderate Fund owns 20.76%. RiverSource Portfolio Builder Aggressive Fund owns 19.25%. RiverSource Portfolio Builder Total Equity Fund owns 19.03%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.68%.
(5)  Charles Schwab & Co Inc., a brokerage firm, owns of record 95.68%.

*    Less than 1%.

The following table shows the management fee schedule for the fund and other domestic equity funds managed by the investment manager.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

TABLE C-3. CURRENT MANAGEMENT FEE SCHEDULE FOR THE FUND AND OTHER RIVERSOURCE FUNDS WITH SIMILAR INVESTMENT OBJECTIVES

                                                      MANAGEMENT FEE                   FEE CAP OR WAIVERS
RETAIL FUNDS                                    (ANNUAL RATE; IN BILLIONS)               (IF APPLICABLE)
--------------------------------------------------------------------------------------------------------------------
Aggressive Growth(2),(4)                  First $.5 - .89%; next $.5 - .865%;      1.53% until 5/31/06
                                          next $1 - .84%; next $1 - .815%;
                                          next $3 - .79%; over $6 - .765%

Disciplined Equity(2)                     First $1 - .60%; next $1 - .575%;        Disciplined Equity: 1.25% until
Growth(2),(3)                             next $1 - .55%;  next $3 - .525%;        7/31/06
Large Cap Equity(2)                       next $6 - .50%; next $12 - .49%;         Large Cap Value: 1.35% until
Large Cap Value(2)                        over $24 - .48%                          7/31/06
Mid Cap Growth(2)
New Dimensions(2),(3)

Discovery(2),(5)                          First $.25 - .64%; next $.25 - .615%;    1.49% until 7/31/06
                                          next $.25 - .59%; next $.25 - .565%;
                                          next $1 - .54%; over $2 - .515%

Diversified Equity Income(2),(3)          First $.5 - .53%; next $.5 - .505%;
Equity Value(2)                           next $1 - .48%; next $1 - .455%;
Stock(2),(3)                              next $3 - .43%; over $6 - .40%
Strategic Allocation(2),(3)

Dividend Opportunity(2)                   First $.5 - .61%; next $.5 - .585%;
                                          next $1 - .56%; next $1 - .535%;
                                          next $3 - .51%; over $6 - .48%

Fundamental Growth(2),(6)                 First $.5 - .78%; next $.5 - .78%;       1.50% until 5/31/06
                                          next $1 - .755%; next $1 - .73%;
                                          next $3 - .705%; over $6 - .68%

Fundamental Value(2),(7)                  First $.5 - .73%; next $.5 - .705%;
Value(2),(8)                              next $1 - .68%; next $1 -.655%;
                                          next $3 - .63%; over $6 - .60%

Mid Cap Value(2)                          First $1 - .70%; next $1 - .675%;
                                          next $1 - .65%;  next $3 - .625%;
                                          next $6 - .60%; next $12 - .59%;
                                          over $24 - .58%

Select Value(2),(9)                       First $.5 - .78%; next $.5 - .755%;
                                          next $1 - .73%; next $1 - .705%;
                                          next $3 - .68%; over $6 - .65%

Small Cap Advantage(2),(10)               First $.25 - .74%; next $.25 - .715%;
                                          next $.25 - .69%; next $.25 -.665%;
                                          next $1 - .64%; over $2 - .615%

Small Cap Equity(2),(5)                   First $.25 - .97%; next $.25 - .945%;    1.55% until 5/31/06
Small Cap Value(2),(11)                   next $.25 - .92%; next $.25 - .895%;     1.59% until 5/31/06
                                          over $1 - .87%

Small Cap Growth(2),(12)                  First $.25 - .92%; next $.25 - .895%;    1.70% until 3/31/07
                                          next $.25 - .87%; next $.25 - .845%;
                                          next $1 - .82%; over $2 - .795%

Strategy Aggressive(2)                    First $1 - .60%; next $1 - .575%;
                                          next $1 - .55%; next $3 - .525%;
                                          over $6 - .50%

(1) The information is shown for Class A shares. Fees and expenses in excess of the percentage shown will be waived. Fee caps for other classes of shares will vary slightly based on the expenses of those classes.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

(2) The fund has a PIA based on its performance compared to a Lipper index of comparable funds over a rolling 12-month period.
(3) The fund is part of a master/feeder structure. Management fees are paid by the portfolio on behalf of the fund.
(4) The fund has a subadvisory agreement with American Century Investment Management, Inc. and Turner Investment Partners, Inc.
(5) The fund has subadvisory agreements with American Century Investment Management, Inc., Lord, Abbett & Co. and Wellington Management Company, LLP.
(6) The fund has subadvisory agreements with Wellington Management Company, LLP and Goldman Sachs Asset Management L.P.
(7)  The fund has a subadvisory agreement with Davis Advisors.
(8)  The fund has a subadvisory agreement with Lord, Abbett & Co.
(9)  The fund has a subadvisory agreement with Gabelli Asset Management Company.
(10) The fund has a subadvisory agreement with Kenwood Capital Management LLC.
(11) The fund has subadvisory agreements with Royce & Associates, Inc.; Goldman Sachs Asset Management L.P.; Barrow, Hanley, Mewhinney & Strauss, Inc.; Donald Smith & Co., Inc.; and Franklin Portfolio Associates.
(12) The fund has subadvisory agreements with Turner Investment Partners, Inc.; UBS Global Asset Management (Americas) Inc., Essex Investment Management Company, LLC; and MDT Advisers, a division of Harris Bietall Sullivan & Smith, LLC.

TABLE C-4. FUND PAYMENTS TO THE INVESTMENT MANAGER AND ITS AFFILIATES*

FUND             ADMIN      DIST        IMS     SERVICE      TA      CUSTODY
Discovery       $97,528   $496,352  $1,074,727   $2,332   $366,930   $263,976

* The Administrative Services Agreement ("Admin") is between the fund and Ameriprise Financial. The Agreement of Distribution ("Dist") and Shareholder Service Agreement ("Service") are between the fund and Ameriprise Financial Services, Inc. The Investment Management Services Agreement ("IMS") is between the fund and RiverSource Investments. The Transfer Agent ("TA") Agreement is between the fund and RiverSource Service Corporation. The Custodian Agreement ("Custody") is between the fund and Ameriprise Trust Company. Services under these agreements will continue to be provided after the IMS Agreement is approved.

TABLE C-5. BROKERAGE COMMISSIONS PAID TO BROKER-DEALER AFFILIATES

                     BROKER/               AMOUNT OF               % OF ALL
FUND                 DEALER               COMMISSIONS             COMMISSIONS
Discovery              NA                     NA                      NA

TABLE C-6. DATES RELATING TO APPROVAL OF MANAGEMENT AGREEMENT

                                          DATE LAST                 REASON
                     DATE OF             APPROVED BY             SUBMITTED TO
FUND                CONTRACT             SHAREHOLDERS            SHAREHOLDERS
Discovery           12/1/02               11/13/2002                  1

(1) Shareholders approved modifications to the performance incentive adjustment.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT. The 1940 Act provides that every registered investment company must be audited at least once each year by independent registered public accountants selected by a majority of the independent Board members. The Selling Fund's Board has selected KPMG LLP to be the Fund's independent registered public accountant for the current fiscal year. KPMG LLP, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed in writing to the Board's Joint Audit Committee that they are independent accountants with respect to the Fund.

The independent accountants examine the financial statements for the Fund that are set forth in the annual report to shareholders and provide other requested non-audit and tax-related services to the Fund. The Joint Audit Committee reviewed and discussed the audited financial statements with RiverSource Investments and reviewed with KPMG LLP the matters required to be discussed by SAS 61 (for example, methods used to account for significant unusual transactions).

The Joint Audit Committee does not consider other non-audit services provided by KPMG LLP to be incompatible with maintaining the independence of KPMG LLP in its audits of the Fund, taking into account representations from KPMG LLP, in accordance with ISB No. 1, regarding its independence from the Fund and its related entities.

Representatives of KPMG LLP are expected to be present at the meeting. They will be given the opportunity to make a statement to shareholders and are expected to be available to respond to any questions that may be raised at the meeting.

JOINT AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. Pursuant to the pre-approval requirements of the Sarbanes-Oxley Act of 2002, all services to be performed by KPMG LLP for the Fund; the Fund's investment adviser; and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, must be pre-approved by the Joint Audit Committee.

AUDIT FEES. During the last two fiscal years, the aggregate fees paid to KPMG LLP for professional services rendered for the audit of the annual financial statements or services that are normally provided in connection with statutory and regulatory filings for the fund were as follows:

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

TABLE C-7A. AUDIT FEES
DURING THE FUND'S LAST TWO FISCAL YEARS

FUND                                LAST FISCAL YEAR      PREVIOUS FISCAL YEAR
Discovery                               $28,000                 $27,000

The following table shows aggregate fees paid by the Fund to KPMG LLP in each of the last two fiscal years for services that are not included in Table C-7A. All of the services performed were pre-approved by the Joint Audit Committee.

- AUDIT-RELATED FEES. Assurance and related services that are reasonably related to the performance of the audit or review.

-  TAX FEES. Tax compliance, tax advice and tax planning.

-  ALL OTHER FEES. All other services rendered by KMPG LLP.

TABLE C-7B. AUDIT-RELATED, TAX AND OTHER FEES
DURING THE FUND'S LAST TWO FISCAL YEARS

                 AGGREGATE AUDIT-          AGGREGATE            AGGREGATE
                   RELATED FEES            TAX FEES            OTHER FEES
--------------------------------------------------------------------------------
                  LAST   PREVIOUS       LAST    PREVIOUS     LAST    PREVIOUS
                 FISCAL   FISCAL       FISCAL    FISCAL     FISCAL    FISCAL
FUND              YEAR     YEAR         YEAR      YEAR       YEAR      YEAR
Discovery         $36      $36         $2,750    $2,550      $30        $0

INVESTMENT MANAGER RELATED FEES

Aggregate Non-Audit Fees to Discovery, Investment Manager and Its Affiliates

For the year ended Sept. 30, 2005, the aggregate non-audit fees billed for services rendered to the Fund, to the investment manager and to any entity controlling, controlled by or under common control with the investment manager that provides ongoing services to the funds was $89,816. For the year ended Sept. 30, 2004, the aggregate amount was $129,486.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization dated as of ___, 2005 (the "Agreement") is between AXP Discovery Series, Inc. (the "Selling Corporation"), a Minnesota corporation, on behalf of its series, RiverSource Discovery Fund (the "Selling Fund"), and AXP Managers Series, Inc. (the "Buying Corporation), a Minnesota corporation, on behalf of its series, RiverSource Small Cap Equity Fund (the "Buying Fund), and RiverSource Investments, LLC (solely for the purposes of Section 3c and 10 of the Agreement).

In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Selling Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates (the "Reorganization"). The Buying Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Selling Fund.

2.   REORGANIZATION.

     a. Plan of Reorganization. The Reorganization will be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing, the Selling Corporation will convey all of the assets of the Selling Fund to the Buying Fund. The Buying Fund will assume all liabilities of the Selling Fund. At the Closing, the Buying Corporation will deliver shares of the Buying Fund, including fractional shares, to the Selling Corporation. The number of shares will be determined by dividing the value of the net assets of shares of the Selling Fund, computed as described in paragraph 3(a), by the net asset value of one share of the Buying Fund, computed as described in paragraph 3(b). The Selling Fund will not pay a sales charge on the receipt of Buying Fund shares in exchange for the assets of the Selling Fund. In addition, the shareholders of the Selling Fund will not pay a sales charge on distribution to them of shares of the Buying Fund.

     b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of shareholders of the Selling Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       A.1

3.   VALUATION OF NET ASSETS.

     a. The net asset value of shares of the Selling Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Buying Fund's prospectus.

     b. The net asset value per share of shares of the Buying Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Buying Fund's prospectus.

     c. At the Closing, the Selling Fund will provide the Buying Fund with a copy of the computation showing the valuation of the net asset value per share of shares of the Selling Fund on the Valuation Date. The Buying Fund will provide the Selling Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Buying Fund on the Valuation Date. Both computations will be certified by an officer of RiverSource Investments, LLC, the investment manager.

4.   LIQUIDATION AND DISSOLUTION OF THE SELLING FUND.

     a. As soon as practicable after the Valuation Date, the Selling Corporation will liquidate the Selling Fund and distribute shares of the Buying Fund to the Selling Fund's shareholders of record. The Buying Fund will establish shareholder accounts in the names of each Selling Fund shareholder, representing the respective pro rata number of full and fractional shares of the Buying Fund due to each shareholder. All issued and outstanding shares of the Selling Fund will simultaneously be cancelled on the books of the Selling Corporation. The Buying Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Corporation.

     b. Immediately after the Valuation Date, the share transfer books of the Selling Corporation relating to the Selling Fund will be closed and no further transfer of shares will be made.

     c. Promptly after the distribution, the Buying Fund or its transfer agent will notify each shareholder of the Selling Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.

     d. As promptly as practicable after the liquidation of the Selling Fund, and in no event later than twelve months from the date of the Closing, the Selling Fund will be dissolved.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       A.2

5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BUYING CORPORATION. The Buying Corporation represents and warrants to the Selling Fund as follows:

     a. Organization, Existence, etc. The Buying Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota and has the power to carry on its business as it is now being conducted.

     b. Registration as Investment Company. The Buying Fund is a series of the Buying Corporation, registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company.

     c. Capitalization. The Buying Corporation has authorized capital of 10,000,000,000 shares of common stock, par value $0.01 per share. All of the outstanding shares have been duly authorized and are validly issued, fully paid and non-assessable. Since the Buying Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

     d. Financial Statements. The audited financial statements as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Buying Fund Financial Statements"), fairly present the financial position of the Buying Fund, and the results of its operations and changes in its net assets for the periods shown.

     e. Shares to be Issued Upon Reorganization. The shares to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid and non-assessable.

     f. Authority Relative to the Agreement. The Buying Corporation has the power to enter into and carry out the obligations described in this Agreement. The Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Buying Corporation and no other proceedings by the Buying Corporation or the Buying Fund are necessary.

     g. No Violation. The Buying Corporation is not in violation of its Articles of Incorporation or By-Laws (the "Articles") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Buying Fund is subject. The transactions will not result in any violation of the provisions of the Articles or any law, administrative regulation or administrative or court decree applicable to the Buying Fund.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       A.3

     h.   Liabilities. There are no liabilities of the Buying Fund other than:

          -  liabilities disclosed in the Buying Fund Financial Statements,

          - liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or

          - liabilities previously disclosed to the Selling Fund, none of which has been materially adverse to the business, assets or results of operation of the Buying Fund.

     i. Litigation. There is no litigation, administrative proceeding or investigation before any court or governmental body currently pending or, to the knowledge of the Buying Fund, threatened, that would materially and adversely affect the Buying Fund, its financial condition or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Buying Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding or investigation and the Buying Fund is not a party to or subject to the provisions of any order, decree or judgment.

     j. Contracts. Except for contracts and agreements previously disclosed to the Selling Corporation, the Buying Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit.

     k. Taxes. The Buying Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Buying Fund will (i) have filed all federal and other tax returns and reports that have been required to be filed, (ii) have paid or provided for payment of all federal and other taxes shown to be due on such returns or on any assessments received, (iii) have adequately provided for all tax liabilities on its books, (iv) except as disclosed to the Selling Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and (v) except as disclosed to the Selling Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       A.4

     l. Registration Statement. The Buying Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares to be issued in the Reorganization. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection apply to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Selling Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING CORPORATION. The Selling Corporation represents and warrants to the Buying Fund as follows:

     a. Organization, Existence, etc. The Selling Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota and has the power to carry on its business as it is now being conducted.

     b. Registration as Investment Company. The Selling Fund is a series of the Selling Corporation, registered under the 1940 Act as an open-end, management investment company.

     c. Capitalization. The Selling Corporation has authorized capital of 10,000,000,000 shares of common stock, par value $0.01 per share. All of the outstanding shares have been duly authorized and are validly issued, fully paid and non-assessable. Since the Selling Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

     d. Financial Statements. The audited financial statements as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Selling Fund Financial Statements"), fairly present the financial position of the Selling Fund, and the results of its operations and changes in its net assets for the periods shown.

     e. Authority Relative to the Agreement. The Selling Corporation has the power to enter into and to carry out its obligations under this Agreement. The Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Corporation and no other proceedings by the Selling Corporation or the Selling Fund are necessary.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       A.5

     f. No Violation. The Selling Corporation is not in violation of its Articles or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with or constitute a breach of, any material contract to which the Selling Fund is subject. The transactions will not result in any violation of the provisions of the Articles or any law, administrative regulation or administrative or court decree applicable to the Selling Fund.

     g.   Liabilities. There are no liabilities of the Selling Fund other than:

          -  liabilities disclosed in the Selling Fund Financial Statements,

          - liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or

          - liabilities previously disclosed to the Buying Fund, none of which has been materially adverse to the business, assets or results of operation of the Selling Fund.

     h. Litigation. There is no litigation, administrative proceeding or investigation before any court or governmental body currently pending or, to the knowledge of the Selling Fund, threatened, that would materially and adversely affect the Selling Fund, its financial condition or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding or investigation and is not a party to or subject to the provisions of any order, decree or judgment.

     i. Contracts. Except for contracts and agreements previously disclosed to the Buying Corporation, the Selling Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit.

     j. Taxes. The Selling Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each taxable year since commencement of its operations and will qualify as regulated investment company at all times through the Closing. As of the Closing, the Selling Fund will (i) have filed all federal and other tax returns and reports that have been required to be filed,
          (ii) have paid or provided for payment of all federal and other taxes shown to be due on such returns or on any assessments received, (iii) have adequately provided for all tax liabilities on its books, (iv) except as disclosed to the Buying Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and (v) except as disclosed to the Buying Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       A.6

     k. Fund Securities. All securities listed in the schedule of investments of the Selling Fund as of the Closing will be owned by the Selling Fund free and clear of any encumbrances, except as indicated in the schedule.

     l. Registration Statement. The Selling Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Corporation and the Selling Fund required in the Registration Statement. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting and at the Closing, the Registration Statement, as it relates to the Selling Corporation or the Selling Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Corporation or the Selling Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING CORPORATION. The obligations of the Buying Corporation with respect to the Reorganization are subject to the satisfaction of the following conditions:

     a. Shareholder Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Selling Fund shares entitled to vote.

     b. Representations, Warranties and Agreements. The Selling Corporation and the Selling Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Corporation will provide a certificate to the Buying Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties or assets of the Selling Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Corporation, and delivered to the Buying Fund on or prior to the last business day before the Closing.

     c.   Regulatory Approvals.

          - The Registration Statement referred to in Section 5(l) will be effective and no stop orders under the 1933 Act will have been issued.

          - All necessary approvals, consents and exemptions from federal and state regulatory authorities will have been obtained.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       A.7

     d. Tax Opinion. The Buying Corporation will have received the opinion of Ropes & Gray LLP dated as of the Closing, as to the federal income tax consequences of the Reorganization to the Buying Fund and its shareholders. For purposes of rendering their opinion, Ropes & Gray LLP may rely, as to factual matters, upon the statements made in this Agreement, the proxy statement which will be distributed to the shareholders of the Selling Fund, and other written representations as an officer of the Selling Corporation will have verified as of Closing. The opinion of Ropes & Gray LLP will be to the effect that:
          (i) neither the Selling Fund nor the Buying Fund will recognize any gain or loss upon the transfer of the assets of the Selling Fund to, and assumption of its liabilities by, the Buying Fund in exchange for shares of the Buying Fund and upon the distribution of the shares to the Selling Fund shareholders in exchange for their shares of the Selling Fund; (ii) the shareholders of the Selling Fund who receive shares of the Buying Fund in the Reorganization will not recognize any gain or loss on the exchange of their shares of the Selling Fund for the shares of the Buying Fund; (iii) the holding period and the basis of the shares received by the Selling Fund shareholders will be the same as the holding period and the basis of the shares of the Selling Fund surrendered in the exchange; (iv) the holding period and the basis of the assets acquired by the Buying Fund will be the same as the holding period and the basis of the assets to the Selling Fund immediately prior to the Reorganization.

     e. Opinion of Counsel. The Buying Corporation will have received an opinion of counsel for the Selling Corporation, dated as of the Closing, to the effect that: (i) the Selling Corporation is a corporation duly organized and validly existing under the laws of the state of Minnesota; (ii) the Selling Fund is a series of the Selling Corporation, an open-end investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Corporation and the Selling Fund and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Corporation.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       A.8

     f. Declaration of Dividend. The Selling Fund, prior to the Closing, has declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund shareholders (i) all of the excess of (x) the Selling Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Selling Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Selling Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Selling Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING CORPORATION. The obligations of the Selling Corporation with respect to the Reorganization are subject to the satisfaction of the following conditions:

     a. Shareholder Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Selling Fund shares entitled to vote.

     b. Representations, Warranties and Agreements. The Buying Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Corporation will provide a certificate to the Selling Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties or assets of the Buying Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Corporation, and delivered to the Selling Fund on or prior to the last business day before the Closing.

     c.   Regulatory Approvals.

          - The Registration Statement referred to in Section 5(l) will be effective and no stop orders under the 1933 Act will have been issued.

          - All necessary approvals, consents and exemptions from federal and state regulatory authorities will have been obtained.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       A.9

     d. Tax Opinion. The Selling Corporation will have received the opinion of Ropes & Gray LLP dated as of the Closing, as to the federal income tax consequences of the Reorganization to the Selling Fund and its shareholders. For purposes of rendering their opinion, Ropes & Gray LLP may rely, as to factual matters, upon the statements made in this Agreement, the proxy statement which will be distributed to the shareholders of the Selling Fund, and other written representations as an officer of the Buying Corporation will have verified as of Closing. The opinion of Ropes & Gray LLP will be to the effect that: (i) neither the Selling Fund nor the Buying Fund will recognize any gain or loss upon the transfer of the assets of the Selling Fund to, and assumption of its liabilities by, the Buying Fund in exchange for shares of the Buying Fund and upon the distribution of the shares to the Selling Fund shareholders in exchange for their shares of the Selling Fund; (ii) the shareholders of the Selling Fund who receive shares of the Buying Fund in the Reorganization will not recognize any gain or loss on the exchange of their shares of the Selling Fund for the shares of the Buying Fund; (iii) the holding period and the basis of the shares received by the Selling Fund shareholders will be the same as the holding period and the basis of the shares of the Selling Fund surrendered in the exchange; (iv) the holding period and the basis of the assets acquired by the Buying Fund will be the same as the holding period and the basis of the assets to the Selling Fund immediately prior to the Reorganization; and (v) the Buying Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the regulations thereunder.

     e. Opinion of Counsel. The Selling Corporation will have received the opinion of counsel for the Buying Corporation, dated as of the Closing, to the effect that: (i) the Buying Corporation is a corporation duly organized and validly existing under the laws of the state of Minnesota; (ii) the Buying Fund is a series of the Buying Corporation, an open-end investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Corporation and the Buying Fund and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Corporation; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid and non-assessable shares of the Buying Fund.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      A.10

9. AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS.

     a. This Agreement may be amended in writing if authorized by the respective Boards of Directors. The Agreement may be amended at any time before or after approval by the shareholders of the Selling Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of paragraphs 2 or 3.

     b. At any time prior to the Closing, any of the parties may waive in writing (i) any inaccuracies in the representations and warranties made to it and (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.

     c. The Selling Corporation may terminate this Agreement at any time prior to the Closing by notice to the Buying Corporation if a material condition to its performance or a material covenant of the Buying Corporation on behalf of the Buying Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Corporation on behalf of the Buying Fund and is not cured.

     d. The Buying Corporation may terminate this Agreement at any time prior to the Closing by notice to the Selling Corporation if a material condition to its performance or a material covenant of the Selling Corporation on behalf of the Selling Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Corporation on behalf of the Selling Fund and is not cured.

     e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Selling Fund, without any liability on the part of either party or its respective directors, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on Dec. 31, 2006, or a later date agreed upon by the parties, if the Closing is not on or prior to that date.

     f. The representations, warranties and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

10. EXPENSES. RiverSource Investments, LLC will pay the costs of carrying out the provisions of this Agreement whether or not the Reorganization is completed.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      A.11

11.  GENERAL.

     a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.

     b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

12.  INDEMNIFICATION.

     Each party will indemnify and hold the other and its officers and directors (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to  be signed.

AXP Discovery Series, Inc.
   on behalf of RiverSource Discovery Fund

By
     --------------------------------------------
    Leslie L. Ogg
    Vice President


AXP Managers Series, Inc.
   on behalf of RiverSource Small Cap Equity Fund

By
     --------------------------------------------
    Leslie L. Ogg
    Vice President


The undersigned is a party to this Agreement for purposes of Section 3c and 10 only.

RiverSource Investments, LLC

By
     --------------------------------------------
   Paula R. Meyer
   Senior Vice President and General Manager - Mutual Funds

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      A.12

EXHIBIT B

MATTERS SUBJECT TO APPROVAL AT REGULAR MEETING OF BUYING FUND

In addition to voting on proposals to elect Board members, to amend the Articles of Incorporation and to approve the IMS Agreement, Buying Fund shareholders will consider the following:

APPROVE OR REJECT CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

The fund has some investment policies that are fundamental. This means the policies can be changed only with the approval of shareholders. RiverSource Investments recommended to the Board that certain of those policies be modified in order to standardize the policies for all funds and to eliminate unnecessary limitations.

RiverSource Investments believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental investment policies. Adoption of a new or revised policy is not intended to change current investment techniques employed for the fund. The Board recommends the following changes to the fund's fundamental investment policies:

A. DIVERSIFICATION.

The Board recommends that the fund's fundamental policy with respect to diversification be revised to give the fund the maximum flexibility permitted by the 1940 Act. The Board recommends that shareholders vote to replace the fund's current fundamental investment policy with the following policy (additional or revised language is [Underline]underlined[/Underline]):

     The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities [Underline]or other investment companies[/Underline], and except that up to 25% of the fund's total assets may be invested without regard to this 5% limitation.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       B.1

The percentage limits in the proposed policy are required under the 1940 Act. The amended policy makes one change from the current policy: subject to applicable 1940 Act requirements, it would permit the fund to invest without limit in the securities of other investment companies. Pursuant to an exemptive order granted by the Securities and Exchange Commission (the "SEC"), the fund may invest up to 25% of its total assets in a non-publicly offered money market fund managed by RiverSource Investments (the "cash pool fund"). The cash pool fund is not expected to pay investment advisory, management, or transfer agent fees, although it may do so subject to the conditions of the SEC order and Board approval. The cash pool fund will incur minimal costs for services, such as custodian and auditor fees. The investment manager anticipates that making use of the cash pool fund will benefit the fund by enhancing the efficiency of cash management and by providing increased short-term investment opportunities. If the proposal is approved, the cash pool fund is expected to serve as a principal option for managing the cash positions of the fund. Future amendments to the fund's fundamental diversification policy would continue to require shareholder approval.

B. TEN PERCENT LIMITATION IN SINGLE ISSUER.

The Board recommends that the fund's fundamental policy with respect to investment in a single issuer be revised to permit the fund the maximum flexibility permitted by the 1940 Act. The Board recommends that shareholders vote to replace the fund's current fundamental investment policy with the following policy (additional language is underlined):

     The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund's assets may be invested without regard to this 10% limitation.

The 10% percent limit in the proposed policy is required under the 1940 Act. Under the 1940 Act, a fund is permitted to invest up to 25% of its assets without regard to the 10% limitation. The Board recommends that shareholders amend the policy so that it reflects the terms of the 1940 Act. The proposal is not expected to materially affect the operation of the fund. However, the adoption of the proposed investment policy will standardize investment policies.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       B.2

C. LENDING

The Board recommends that the fund's fundamental policies with respect to lending be replaced with the following policy:

     The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund's total assets except this fundamental investment policy shall not prohibit the Fund from purchasing money market, loan participation or other debt securities, or from entering into repurchases agreements.

Currently each of the funds has two policies with respect to lending. One policy limits lending of portfolio securities to 30% of net assets and the other policy limits cash loans to 5% of total assets. In addition, certain funds have a policy prohibiting loans to the investment manager, or to board members and officers of the investment manager or the fund. This third policy simply states a prohibition of the 1940 Act and the fund is not required to declare this policy as a fundamental policy. It is proposed that all three of these policies be superseded by the policy stated above.

The proposal is not expected to materially affect the operation of the fund. However, the proposed policy would clarify that the fund can participate in an interfund borrowing and lending program with other RiverSource Funds, subject to the requirements of an SEC exemptive order. A fund may only borow money for temporary purposes and not make investments. Appropriate safeguards will be implemented to assure that the fund will not be disadvantaged by making loans to affiliated funds. The proposed policy also would confirm the fund's ability to invest in direct debt instruments such as loans and loan participations, which are interests in amounts owed to another party by a company, government or other borrower. These types of securities may have additional risks beyond conventional debt securities because they may provide less legal protection for the fund, or there may be a requirement that the fund supply additional cash to a borrower on demand. Finally, the adoption of the proposed investment policy will advance the goal of standardizing investment policies.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       B.3

D. BORROWING

The Board recommends that the fund's fundamental policy with respect to borrowing be replaced with the following policy:

     The fund may not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

Funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows RiverSource Investments greater flexibility in managing the fund's cash flow. The current policy limits borrowing to "emergency or extraordinary purposes". In order to avoid debate over what constitutes emergency or extraordinary purposes, it is proposed to revise the policy to reflect that the purposes, whatever the circumstances, must be temporary. The fund may not use borrowing for leverage or for investment purposes. In addition, the policy for certain funds includes a prohibition on borrowing "property". The Board recommends the term be deleted in order to standardize investment policies.

BOARD RECOMMENDATION AND VOTE REQUIRED. The Board recommends that shareholders approve the proposed changes. Changes in fundamental policies must be approved by the lesser of (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the any of the proposed changes is not approved, the fund will continue to operate under its current policy.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       B.4

EXHIBIT C

MINNESOTA BUSINESS CORPORATION ACT SECTIONS 302A.471 AND 302A.473

Minnesota law requires that we provide you with a copy of the state law on dissenters' rights. Notwithstanding the provisions of the law set out below, the SEC has taken the position that use of state appraisal procedures by a registered mutual fund such as the Fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. As a result, if any shareholder elects to exercise dissenters' rights under Minnesota law, the Fund intends to submit this question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

302A.471. RIGHTS OF DISSENTING SHAREHOLDERS

SUBDIVISION 1. ACTIONS CREATING RIGHTS. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

(a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

     (1)  alters or abolishes a preferential right of the shares;

     (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

     (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

     (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

(b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       C.1

(c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a party, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, except as provided in subdivision 3; or

(e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

SUBDIVISION 2. BENEFICIAL OWNERS.

(a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b) The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

SUBDIVISION 3. RIGHTS NOT TO APPLY.

(a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger or (2) the corporation whose shares will be acquired by the acquiring corporation in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

(b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       C.2

SUBDIVISION 4. OTHER RIGHTS. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473. PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS

SUBDIVISION 1. DEFINITIONS.

(a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

SUBDIVISION 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

SUBDIVISION 3. Notice of dissent. If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

SUBDIVISION 4. Notice of procedure; deposit of shares.

(a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

     (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       C.3

     (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

     (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

     (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

SUBDIVISION 5. PAYMENT; RETURN OF SHARES.

(a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

     (1) The corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

     (2) An estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

     (3) A copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivision 7 and 8 apply.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       C.4

(c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

SUBDIVISION 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

SUBDIVISION 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in a court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedures apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       C.5
not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

SUBDIVISION 8. Costs; fees; expenses.

(a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       C.6

EXHIBIT D

   Prospectus

[RIVERSOURCE(SM) INVESTMENTS LOGO]

   RIVERSOURCE(SM)
   SMALL CAP EQUITY FUND

   PROSPECTUS JULY 29, 2005
   AMENDED AS OF OCT. 3, 2005

-  RIVERSOURCE SMALL CAP EQUITY FUND (FORMERLY AXP(R) PARTNERS SMALL CAP CORE
   FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM GROWTH OF CAPITAL.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial advisor or investment professional if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.

NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       D.1

TABLE OF CONTENTS

THE FUND                                                           D.3
Objective                                                          D.3
Principal Investment Strategies                                    D.3
Principal Risks                                                    D.5
Past Performance                                                   D.6
Fees and Expenses                                                  D.9
Other Investment Strategies and Risks                             D.10
Fund Management and Compensation                                  D.12

BUYING AND SELLING SHARES                                         D.18
Transactions Through Unaffiliated Financial Intermediaries        D.18
Valuing Fund Shares                                               D.19
Investment Options                                                D.20
Purchasing Shares                                                 D.22
Sales Charges                                                     D.25
Exchanging/Selling Shares                                         D.31

DISTRIBUTIONS AND TAXES                                           D.36
Dividends and Capital Gain Distributions                          D.36
Reinvestments                                                     D.36
Taxes                                                             D.37

FINANCIAL HIGHLIGHTS                                              D.38

CORPORATE REORGANIZATION

On Sept. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) was spun off to shareholders of its parent corporation, American Express Company (American Express), and is now a separate public company, trading under the ticker symbol AMP. Ameriprise Financial provides administrative services to the Fund and is the parent company of the Fund's investment manager, RiverSource Investments, LLC; the Fund's distributor, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.); the Fund's transfer agent, RiverSource Service Corporation (formerly American Express Client Service Corporation); and the Fund's custodian, Ameriprise Trust Company (formerly American Express Trust Company). On Oct. 1, 2005, the Fund changed its name, such that it no longer is branded AXP(R). The Fund now bears the RiverSource(SM) brand. Ameriprise Financial and its subsidiaries are no longer affiliated with American Express.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       D.2

THE FUND

OBJECTIVE

RiverSource Small Cap Equity Fund (the Fund) seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets are invested at the time of purchase in equity securities issued by small companies. The Fund considers small companies to be those that, at the time of investment, have a market capitalization not greater than that of the largest company in the Russell 2000(R) Index or the S&P SmallCap 600 Index. The market capitalization range and the composition of both the Russell 2000 Index and the S&P SmallCap 600 Index are subject to change. At June 30, 2005, the range of the Russell 2000 Index was between $35 million and $2.38 billion and the range of the S&P SmallCap 600 Index was between $44 million and $5.27 billion. As a core fund, the Fund will hold both growth and value stocks and at times may favor one more than the other based on available opportunities. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

RiverSource Investments, LLC (RiverSource Investments) serves as the investment manager to the Fund and is responsible for oversight of the subadvisers, American Century Investment Management, Inc. (American Century), Lord, Abbett & Co. LLC (Lord Abbett) and Wellington Management Company, LLP (Wellington Management) (the Subadvisers), which provide day-to-day management for the Fund. Each of the Subadvisers acts independently of the other and uses its own methodology for selecting investments. Each Subadviser employs an active investment strategy.

AMERICAN CENTURY

American Century identifies stocks of smaller companies by utilizing quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, American Century ranks the stocks from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock's value, as well as measures of its growth potential. To measure value, American Century uses ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, American Century uses the rate of growth of a company's earnings and changes in its earnings estimates, as well as other factors. In the second step, American Century uses a technique called portfolio optimization, which uses a computer to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       D.3

American Century does not attempt to time the market. Instead, under normal market conditions, they intend to keep their portion of the Fund essentially fully invested in stocks regardless of the movement of stock prices generally.

LORD ABBETT

Lord Abbett invests in a blend of growth stocks and value stocks and chooses stocks using both:

- Quantitative research to identify companies selling at the lower end of their historic valuation range, companies with positive earnings, and companies with growth prospects that are expected to exceed the growth rate of the U.S. economy; and

- Fundamental research to learn about a company's operating environment, financial condition, leadership position within its industry, resources and strategic plans. Lord Abbett looks for such factors as favorable earnings growth, improving fundamentals, and the potential for a catalyst (such as new products, key acquisition, change in business mix or a change in management) that may cause the price of the stock to rise.

Growth stocks are stocks issued by companies whose growth is expected to exceed the growth of the U.S. economy. Growth stocks tend to be more volatile than slower-growing value stocks. Value stocks are stocks of companies that Lord Abbett believes the market undervalues based on certain financial measurements of their intrinsic worth or business prospects.

Lord Abbett generally sells a stock when it determines that the stock no longer offers significant capital appreciation potential due to an elevated valuation, seems less likely to benefit from the current market and/or economic environment, or the company's fundamentals fall short of Lord Abbett's expectations. Lord Abbett does not sell stock of a company solely because its market capitalization falls outside of the range of companies in the Russell 2000(R) Index.

WELLINGTON MANAGEMENT

Wellington Management emphasizes fundamental research and bottom-up stock selection, utilizing the many resources at Wellington Management in order to identify what it believes to be the best small-capitalization companies. In a bottom-up stock selection process stocks are selected based on their individual attractiveness rather than the industry in which they reside. Wellington Management has no systematic bias toward growth or value stocks, but will at times be tilted in either direction based on available opportunities.

Companies whose stocks Wellington Management purchases for the Fund generally share several common characteristics:

- Financial strength as measured by balance sheet, income statement and cash flow analysis.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       D.4

- Key success factors including top market share and significant insider ownership stakes that align management incentives with those of the shareholders.

- A high level of focus on core businesses and the ability to be flexible and quick to market with products and services.

- Favorable industry dynamics such as supply and demand trends, as well as the impact of broad demographic themes that lead to the development or growth in markets serving specific needs, such as those of an aging U.S. population.

-  Significant potential appreciation over a three year time horizon.

Wellington Management will generally sell a company from the Fund when:

- Target prices are reached, and detailed valuation suggests that the potential for future appreciation in the stock's value is limited.

-  Company fundamentals are no longer attractive.

- Superior purchase candidates are identified, or if through price appreciation, the market capitalization of a stock exceeds certain levels.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       D.5

SMALL COMPANY RISK. Investments in small capitalization companies often involve greater risks than investments in larger, more established companies because small capitalization companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. In addition, in many instances the securities of small capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart, and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

BAR CHART. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.

TABLE. The table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:

-  the maximum sales charge for Class A shares,

- sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares,

-  no sales charge for Class Y shares, and

- no adjustments for taxes paid by an investor on the reinvested income and capital gains.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       D.6

AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

[CHART]

                            CLASS A SHARE PERFORMANCE
                            (BASED ON CALENDAR YEARS)

2003     +46.34%
2004     +18.48%

During the periods shown in the bar chart, the highest return for a calendar quarter was +20.65% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -3.92% (quarter ended March 31, 2003).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The Fund's Class A year-to-date return at June 30, 2005 was +1.02%.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       D.7

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2004)

                                                                        SINCE
                                                          1 YEAR      INCEPTION
RiverSource Small Cap Equity:
 Class A
  Return before taxes                                     +11.67%      +6.87%(a)
  Return after taxes on distributions                      +8.46%      +5.71%(a)
  Return after taxes on distributions
  and sale of fund shares                                  +8.20%      +5.32%(a)
 Class B
  Return before taxes                                     +12.43%      +7.07%(a)
 Class C
  Return before taxes                                     +16.44%      +8.25%(a)
 Class Y
  Return before taxes                                     +18.58%      +9.32%(a)
Russell 2000(R) Index
(reflects no deduction for fees, expenses or taxes)       +18.33%     +11.00%(b)
Lipper Small-Cap Core Funds Index                         +18.37%     +10.03%(b)

(a)  Inception date is March 8, 2002.
(b)  Measurement period started April 1, 2002.

The Russell 2000 Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       D.8

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                    CLASS A    CLASS B    CLASS C    CLASS Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                                 5.75%       none       none       none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)             none(b)        5%         1%      none

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:                        CLASS A    CLASS B    CLASS C    CLASS Y
Management fees(c)                                                   0.97%      0.97%      0.97%      0.97%
Distribution (12b-1) fees                                            0.25%      1.00%      1.00%      0.00%
Other expenses(d)                                                    0.59%      0.61%      0.60%      0.66%
Total                                                                1.81%      2.58%      2.57%      1.63%
Fee waiver/expense reimbursement                                     0.26%      0.27%      0.26%      0.26%
Net expenses(e)                                                      1.55%      2.31%      2.31%      1.37%

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."
(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge may apply if you sell your shares within one year after purchase.
(c) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.003% for the most recent fiscal year. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Small-Cap Core Funds Index. See "Fund Management and Compensation" for more information.
(d) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses and, for Class Y shares, a shareholder service fee.
(e) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.55% for Class A; 2.31% for Class B; 2.31% for Class C and 1.37% for Class Y.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       D.9

EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 YEAR     3 YEARS    5 YEARS    10 YEARS
Class A(a)                            $724      $1,088     $1,477      $2,564
Class B                               $734(b)   $1,177(b)  $1,547(b)   $2,710(c)
Class C                               $334(b)   $  775     $1,343      $2,890
Class Y                               $139      $  489     $  863      $1,916

(a)  Includes a 5.75% sales charge.
(b)  Includes the applicable CDSC.
(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                     1 YEAR     3 YEARS   5 YEARS    10 YEARS
Class A(a)                             $724      $1,088    $1,477     $2,564
Class B                                $234      $  777    $1,347     $2,710(b)
Class C                                $234      $  775    $1,343     $2,890
Class Y                                $139      $  489    $  863     $1,916

(a)  Includes a 5.75% sales charge.
(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

OTHER INVESTMENT STRATEGIES AND RISKS

OTHER INVESTMENT STRATEGIES. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives. For more information on strategies and

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.10
holdings, and the risk of such strategies, including other derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

UNUSUAL MARKET CONDITIONS. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.

PORTFOLIO TURNOVER. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups paid to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

SECURITIES TRANSACTION COMMISSIONS. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

DIRECTED BROKERAGE. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.11

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.97% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund's performance is currently measured for purposes of the performance incentive adjustment is the Lipper Small-Cap Core Funds Index. In certain circumstances, the Fund's Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent shareholder report.

RiverSource Investments selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board. RiverSource Investments, subject to Board approval, decides the proportion of Fund's assets to be managed by each subadviser and may change these proportions at any time.

The Subadvisers manage a portion of the Fund's assets based upon their respective experience in managing funds with investment goals and strategies substantially similar to those of the Fund.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.12

AMERICAN CENTURY

American Century, which has served as subadviser to the Fund since December 2003, is located at 4500 Main Street, Kansas City, Missouri. American Century, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to American Century are:

-  William Martin, Senior Vice President and Senior Portfolio Manager.
   Mr. Martin joined American Century in 1989 and became a portfolio manager in April 1994. He received a degree from the University of Illinois. He is a CFA charterholder.

- Wilhelmine von Turk, Vice President and Portfolio Manager. Ms. von Turk joined American Century in 1995 as a senior research analyst and became a portfolio manager in February 2000. She received a BA from Wellesley College and a Ph.D from the University of California-Berkeley. She is a CFA charterholder.

- Thomas P. Vaiana, Portfolio Manger. Mr. Vaiana joined American Century in February 1997 and became a portfolio manager in August 2000. He received a BA in business finance from California State University.

LORD ABBETT

Lord Abbett, which has served as subadviser to the Fund since December 2003, is located at 90 Hudson Street, Jersey City, New Jersey. Lord Abbett, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The portfolio manager who leads the team responsible for the day-to-day management of the portion of the Fund allocated to Lord Abbett is:

- Michael T. Smith, Partner of Lord Abbett. Mr. Smith joined Lord Abbett in 1997 as an equity analyst and became a partner of the firm in 2002. He received a BA from California State University at Fullerton and an MBA from New York University.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.13

WELLINGTON MANAGEMENT

Wellington Management, which has served as subadviser to the Fund since March 2002, is located at 75 State Street, Boston, Massachusetts. Wellington Management, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Wellington Management are:

- Kenneth L. Abrams, Senior Vice President of Wellington Management. Mr. Abrams has served as portfolio manager of the Fund since 2002. Mr. Abrams joined Wellington Management in 1986 as an investment professional. He received a BA and an MBA from Stanford University.

-  Daniel J. Fitzpatrick, CFA, Vice President of Wellington Management.
   Mr. Fitzpatrick has been involved in portfolio investment and securities analysis for the portion of the Fund managed by Wellington Management since 2002. Mr. Fitzpatrick joined the firm in 1998 as an investment professional. He received a BS from Boston College.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

ADDITIONAL SERVICES AND COMPENSATION

As described above, RiverSource Investments receives compensation for acting as the Fund's investment manager. RiverSource Investments and its affiliates also receive compensation for providing other services to the Fund.

ADMINISTRATION SERVICES. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

CUSTODY SERVICES. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.14

DISTRIBUTION SERVICES. Ameriprise Financial Services, Inc., 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the distributor or Ameriprise Financial Services), provides underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plan(s), the distributor receives distribution and shareholder servicing fees. The distributor pays a portion of these fees to financial advisors and retains a portion of these fees to support its distribution and shareholder servicing activity. For third party sales, the distributor re-allows a portion of these fees to the financial intermediaries that sell Fund shares and provide services to shareholders, and retains a portion of these fees to support its distribution and shareholder servicing activity. Fees paid by the Fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment Options" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale (deferred sales charge). See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for Fund policy regarding directed brokerage.

TRANSFER AGENCY SERVICES. RiverSource Service Corporation, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee, which varies by share class, as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource funds are primarily sold through Ameriprise Financial Services which is allocated a portion of these fees for providing services to Fund shareholders. RiverSource Service Corporation may also pay a portion of these fees to other financial intermediaries that provide sub-recordkeeping and other services to Fund shareholders.

The SAI provides additional information about the services provided and the fee schedules for the agreements set forth above.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.15

PAYMENTS TO FINANCIAL INTERMEDIARIES

RiverSource Investments and its affiliates may make additional cash payments out of their own resources to financial intermediaries, such as broker-dealers, banks, qualified plan administrators and recordkeepers, or other institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (financial intermediaries) in connection with the sale of shares of the Fund and/or the provision of services to the Fund or its shareholders. These payments may create an incentive for the financial intermediary, its employees or registered representatives to recommend or sell shares of the Fund to its customers. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the Fund under distribution or shareholder servicing plans, or paid by the Fund for shareholder account maintenance, sub-accounting or recordkeeping services provided directly by the financial intermediary providing such services. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial intermediary (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial intermediary (for example, the ability to advertise or directly interact with the financial intermediary's customers in order to sell the Fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial intermediary or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial intermediary's financial interest and its duties to its customers. Please contact the financial intermediary through which you are purchasing shares of the Fund for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

These payments and inter-company allocations are usually calculated based on a percentage of fund sales, and/or as a percentage of fund assets attributable to a particular financial intermediary. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial intermediary's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial intermediary and by type of sale (e.g., purchases of different share classes or purchases of the Fund through a qualified plan or through a wrap program), and may be significant.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.16

From time to time, RiverSource Investments and its affiliates may make other payments, including non-cash compensation, to financial intermediaries or their representatives in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject.

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGER EXEMPTION. The Fund operates under an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

AFFILIATED FUNDS-OF-FUNDS. RiverSource Investments also serves as investment manager to the RiverSource Portfolio Builder Funds (Portfolio Builder Funds), a group of six funds-of-funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds, including the Fund. The Fund may experience relatively large purchases or redemptions from the Portfolio Builder Funds. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities to manage transactions for the Portfolio Builder Funds. In addition, because the Portfolio Builder Funds may own a substantial portion of the Fund, a redemption by the Portfolio Builder Funds could cause the Fund's expense ratio to increase as the Fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Fund's Board on the steps it has taken to manage any potential conflicts.

FUND HOLDINGS DISCLOSURE. The Fund's Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the Fund's SAI.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.17

BUYING AND SELLING SHARES

TRANSACTIONS THROUGH UNAFFILIATED FINANCIAL INTERMEDIARIES

Where authorized by the distributor, shares of the Fund may be available through certain 401(k) or other qualified plans, banks, broker-dealers or other institutions (financial intermediaries). These financial intermediaries may charge you additional fees for the services they provide and they may have different policies not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries or their representatives through whom shares are held. Since the Fund may not have a record of your transactions, you should always contact the financial intermediary through whom you purchased the Fund to make changes to or give instructions concerning your account or to obtain information about your account. The Fund and the distributor are not responsible for the failure of one of these financial intermediaries to carry out its obligations to its customers.

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES. Please consult your investment professional or financial intermediary to determine availability of the Fund. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments, including Ameriprise Financial Services and Securities America, Inc. (Securities America), and through a limited number of unaffiliated institutions. If you set up an account at another financial intermediary, you will not be able to transfer RiverSource fund holdings to that account unless that institution has obtained a selling agreement with the distributor of the RiverSource funds. If you set up an account with an unaffiliated financial intermediary that does not have, and is unable to obtain, such a selling agreement, you must either maintain your position with Ameriprise Financial Services or Securities America, find another financial intermediary with such a selling agreement, or sell your shares, paying any applicable deferred sales charge. Please be aware that transactions in taxable accounts would generate a taxable event and may result in an increased income tax liability.

For more information, please call RiverSource Service Corporation at
(888) 791-3380.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.18

The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the distributor. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, refer to the sections on "Purchasing Shares" and "Exchanging/Selling Shares," or contact your financial advisor or investment professional. If you buy or sell shares through an authorized financial intermediary, consult that firm to determine its procedures for accepting and processing orders. The financial intermediary may charge a fee for its services.

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. The Fund's securities are valued primarily on the basis of market quotations obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, securities are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of a security held by the Fund is materially affected by events that occur after the close of the primary market on which the security is traded but prior to the time as of which the Fund's NAV is determined. Valuing securities at fair value involves reliance on judgment. The fair value of a security is likely to differ from any available quoted or published price. To the extent that the Fund has significant holdings of small cap stocks that may trade infrequently, fair valuation may be used more frequently than for other funds.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or sell the Fund's shares.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.19

INVESTMENT OPTIONS

1. CLASS A shares are sold to the public with a sales charge at the time of purchase and an annual distribution and shareholder servicing (12b-1) fee of 0.25%.

2. CLASS B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution and shareholder servicing (12b-1) fee of 1.00%.

3. CLASS C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution and shareholder servicing (12b-1) fee of 1.00%. Class C shares redeemed within one year after purchase may be subject to a CDSC.

4. CLASS Y shares are sold to qualifying institutional investors without a sales charge or distribution fee, but with a separate shareholder servicing fee of 0.10%. Please see the SAI for information on eligibility requirements to purchase Class Y shares.

The distribution and shareholder servicing fees for Class A, Class B and Class C shares are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing the Fund's shares and providing services to Fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial intermediaries that sell shares of the Fund. Financial intermediaries receive shareholder servicing fees equal to 0.25% of the average daily net assets of Class A, Class B and Class C shares sold and held through them. For Class A and Class B shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial intermediaries also receive distribution fees equal to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay one year after purchase. For Class B shares, the Fund's distributor retains the 0.75% distribution fee in order to finance the payment of sales commissions to financial intermediaries that sell Class B shares, and to pay for other distribution related expenses. Financial intermediaries may compensate their financial advisors and investment professionals with the shareholder servicing and distribution fees paid to them by the distributor.

The shareholder servicing fees for Class Y shares are used to reimburse the distributor for providing services and assistance to shareholders regarding ownership of their shares or their accounts.

The Fund also offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.20

INVESTMENT OPTIONS SUMMARY

The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor or investment professional can help you with this decision.

The following table shows the key features of each class:

                                             CLASS A              CLASS B              CLASS C             CLASS Y
------------------------------------------------------------------------------------------------------------------------------
AVAILABILITY                                 Available to all     Available to all     Available to all    Limited to
                                             investors.           investors.           investors.          qualifying
                                                                                                           institutional
                                                                                                           investors.

INITIAL SALES CHARGE                         Yes. Payable at      No. Entire           No. Entire          No. Entire
                                             time of purchase.    purchase price is    purchase price is   purchase price is
                                             Lower sales charge   invested in shares   invested in         invested in shares
                                             for larger           of the Fund.         shares of the       of the Fund.
                                             investments.                              Fund.

DEFERRED SALES CHARGE                        On purchases over    Maximum 5% CDSC      1% CDSC may apply   None.
                                             $1,000,000, 1%       during the first     if you sell your
                                             CDSC may apply if    year decreasing      shares within one
                                             you sell your        to 0% after six      year after
                                             shares within one    years.               purchase.
                                             year  after
                                             purchase.

12b-1 DISTRIBUTION FEE AND/OR SHAREHOLDER    Yes.                 Yes.                 Yes.                Yes.
SERVICE FEE*                                 0.25%                1.00%                1.00%               0.10%

CONVERSION TO CLASS A                        N/A                  Yes, automatically   No.                 No.
                                                                  in ninth year of
                                                                  ownership.

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of Class A, Class B and Class C shares. The Fund has also adopted a separate shareholder servicing plan to pay for servicing-related expenses related to Class Y shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.

SHOULD YOU PURCHASE CLASS A, CLASS B OR CLASS C SHARES?

If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.21

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial advisor or investment professional.

For more information, see the SAI.

PURCHASING SHARES

Financial intermediaries are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the Fund, or the financial intermediary through which you are investing in the Fund, may not be able to open an account for you. If the Fund or if the financial intermediary through which you are investing in the Fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

TO PURCHASE SHARES WITH A FINANCIAL INTERMEDIARY OTHER THAN AMERIPRISE FINANCIAL SERVICES, PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY. SEE "TRANSACTIONS THROUGH UNAFFILIATED FINANCIAL INTERMEDIARIES" FOR MORE INFORMATION. THE FOLLOWING SECTION EXPLAINS POLICIES OF THE RIVERSOURCE FUNDS AND HOW YOU CAN PURCHASE FUND SHARES FROM AMERIPRISE FINANCIAL SERVICES.

If you do not have an existing RiverSource fund account with Ameriprise Financial Services, you will need to establish a brokerage account. Your financial advisor or investment professional will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.22

When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

IMPORTANT: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

-  a $50 penalty for each failure to supply your correct TIN,

- a civil penalty of $500 if you make a false statement that results in no backup withholding, and

-  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

HOW TO DETERMINE THE CORRECT TIN

                                        USE THE SOCIAL SECURITY OR EMPLOYER
FOR THIS TYPE OF ACCOUNT:               IDENTIFICATION NUMBER OF:
Individual or joint account             The individual or one of the owners listed
                                        on the joint account

Custodian account of a minor (Uniform   The minor
Gifts/Transfers to Minors Act)

A revocable living trust                The grantor-trustee (the person who puts
                                        the money into the trust)

An irrevocable trust, pension trust     The legal entity (not the personal
or estate                               representative or trustee, unless no legal
                                        entity is designated in the account title)

Sole proprietorship or single-owner     The owner
LLC

Partnership or multi-member LLC         The partnership

Corporate or LLC electing corporate     The corporation
status on Form 8832

Association, club or tax-exempt         The organization
organization

For details on TIN requirements, contact your financial advisor or investment professional to obtain a copy of Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at www.irs.gov.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.23

METHODS OF PURCHASING SHARES

BY MAIL

Once your account has been established, send your check to:

AMERIPRISE FINANCIAL SERVICES
70200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNTS

Initial investment:           $2,000*
Additional investments:       $500**
Account balances:             $300
Qualified account balances:   none

If your Fund account balance falls below $300 for any reason, including a market decline, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

 * $1,000 for tax qualified accounts.
** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account.

BY SCHEDULED INVESTMENT PLAN

MINIMUM AMOUNTS

Initial investment:           $2,000*
Additional investments:       $100**
Account balances:             none (on a scheduled investment plan with
                              monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

 * $100 for accounts outside of a brokerage account.
** $50 minimum per payment for qualified accounts outside of a brokerage account.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.24

BY WIRE OR ELECTRONIC FUNDS TRANSFER

Please contact your financial advisor or investment professional for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

BY TELEPHONE

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call: (800) 297-7378 for brokerage accounts
(800) 967-4377 for wrap accounts

SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE

Your purchase price for Class A shares is generally the NAV plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial intermediary through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charge* for Class A shares:

                           AS A % OF            AS A % OF          MAXIMUM RE-ALLOWANCE
TOTAL MARKET VALUE      PURCHASE PRICE**   NET AMOUNT INVESTED   AS A % OF PURCHASE PRICE
Up to $49,999                5.75%                 6.10%                 5.00%
$50,000-$99,999              4.75                  4.99                  4.00
$100,000-$249,999            3.50                  3.63                  3.00
$250,000-$499,999            2.50                  2.56                  2.15
$500,000-$999,999            2.00                  2.04                  1.75
$1,000,000 or more***        0.00                  0.00                  0.00

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.
 ** Offering price includes the sales charge.
*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a sales commission to a financial intermediary making a sale with a total market value of $1,000,000 to $3,000,000, a sales commission up to 1.00%; $3,000,000 to $10,000,000, a sales commission up to 0.50%; and $10,000,000 or more, a sales commission up to 0.25%.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.25

RIGHTS OF ACCUMULATION

YOU MAY BE ABLE TO REDUCE THE SALES CHARGE ON CLASS A SHARES, BASED ON THE COMBINED MARKET VALUE OF YOUR ACCOUNTS.

The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

-  Your current investment in this Fund, and

- Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in this and other RiverSource funds, provided your investment was subject to a sales charge.

   - Your primary household group consists of you, your spouse or domestic partner, and your unmarried children under age 21 sharing a mailing address. For purposes of this policy a domestic partner is an individual who shares your primary residence and with whom you own joint property. If you or any member of your primary household group elects to separate from the primary household group (for example, by asking that account statements be sent to separate addresses), your assets will no longer be combined for purposes of reducing your sales charge.

The following accounts are eligible to be included in determining the sales charge on your purchase:

-  Individual or joint accounts held outside of a brokerage account;

-  Individual or joint accounts held through a brokerage account;

- Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that are subject to a sales charge;

- UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.26

The following accounts are NOT eligible to be included in determining the sales charge on your purchase:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts, including Ameriprise Strategic Portfolio Service ADVANTAGE (SPS);

-  Investments in Class D, Class E, or Class Y shares;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

-  Charitable and irrevocable trust accounts.

If you purchase RiverSource fund shares through different channels or different financial intermediaries, and you want to include those assets toward a reduced sales charge, you must inform Ameriprise Financial Services, your financial advisor or investment professional in writing about the other accounts when placing your purchase order. When placing your purchase order, you must provide your most recent account statement and contact information regarding the other accounts. A financial intermediary other than Ameriprise Financial Services may require additional information.

UNLESS YOU PROVIDE AMERIPRISE FINANCIAL SERVICES, YOUR FINANCIAL ADVISOR OR YOUR INVESTMENT PROFESSIONAL IN WRITING WITH INFORMATION ABOUT ALL OF THE ACCOUNTS THAT MAY COUNT TOWARD A SALES CHARGE REDUCTION, THERE CAN BE NO ASSURANCE THAT YOU WILL RECEIVE ALL OF THE REDUCTIONS FOR WHICH YOU MAY BE ELIGIBLE.

For more information on rights of accumulation, please see the SAI.

LETTER OF INTENT (LOI)

Generally, if you intend to invest $50,000 or more over a period of 13 months, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the distributor. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13 month period begins on the date of the earliest purchase included in the LOI.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.27

HOLDINGS MORE THAN 90 DAYS OLD. Purchases made more than 90 days before your LOI is processed by the distributor will not be counted towards the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Rights of Accumulation."

NOTIFICATION OBLIGATION. If purchasing shares in a brokerage account or through a financial intermediary, you must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

For more details on LOIs, please contact your financial advisor, investment professional or see the SAI.

WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES

Sales charges do not apply to:

- current or retired Board members, officers or employees of the Fund or Ameriprise Financial or its subsidiaries, their spouses or domestic partners, children and parents.

- current or retired Ameriprise Financial Services financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

- portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children and parents.

- registered representatives and other employees of financial intermediaries having a sub-distribution agreement with the distributor, including their spouses, domestic partners, children and parents.

- qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor or investment professional. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

- shareholders who have at least $1 million in RiverSource funds. If the investment is sold within one year after purchase, a CDSC of 1% may be charged.

- direct rollovers from Ameriprise Retirement Services, provided that the rollover involves a transfer of Class Y shares in this Fund to Class A shares in this Fund.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.28

-  purchases made:

   - with dividend or capital gain distributions from this Fund or from the same class of another RiverSource fund,

   - through or under a wrap fee product or other investment product sponsored by the distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

   - within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

   - through American Express Personal Trust Services' Asset-Based pricing alternative, provided by American Express Bank, FSB,

- shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

UNLESS YOU PROVIDE AMERIPRISE FINANCIAL SERVICES, YOUR FINANCIAL ADVISOR OR INVESTMENT PROFESSIONAL WITH INFORMATION IN WRITING ABOUT ALL OF THE FACTORS THAT MAY COUNT TOWARD A WAIVER OF THE SALES CHARGE, THERE CAN BE NO ASSURANCE THAT YOU WILL RECEIVE ALL OF THE WAIVERS FOR WHICH YOU MAY BE ELIGIBLE.

You also may view this information about sales charges and breakpoints free of charge on the Fund's website. Go to www.riversource.com/investments and click on the hyperlink "Sales Charge Discount Information."

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE (CDSC) ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:                    THE CDSC PERCENTAGE RATE IS:*
First year                                                      5%
Second year                                                     4%
Third year                                                      4%
Fourth year                                                     3%
Fifth year                                                      2%
Sixth year                                                      1%
Seventh year                                                    0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.29

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial intermediaries that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 will complete its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.

For Class B shares purchased prior to May 21, 2005, those shares will convert to Class A shares in the ninth calendar year of ownership. For Class B shares purchased beginning May 21, 2005, those shares will convert to Class A shares one month after the completion of the eighth year of ownership.

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial intermediaries that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.30

WAIVERS OF THE CDSC FOR CLASS B SHARES

The CDSC will be waived on sales of shares:

-  in the event of the shareholder's death,

-  held in trust for an employee benefit plan, or

- held in IRAs or certain qualified plans if Ameriprise Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   -  at least 59 1/2 years old AND

   - taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   - selling under an approved substantially equal periodic payment arrangement.

WAIVERS OF THE CDSC FOR CLASS C SHARES

The CDSC will be waived on sales of shares in the event of the shareholder's death.

EXCHANGING/SELLING SHARES

TO SELL OR EXCHANGE SHARES HELD WITH FINANCIAL INTERMEDIARIES OTHER THAN AMERIPRISE FINANCIAL SERVICES, PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY. SEE "TRANSACTIONS THROUGH UNAFFILIATED FINANCIAL INTERMEDIARIES" FOR MORE INFORMATION. THE FOLLOWING SECTION EXPLAINS POLICIES OF THE RIVERSOURCE FUNDS ON HOW YOU CAN EXCHANGE OR SELL SHARES HELD WITH AMERIPRISE FINANCIAL SERVICES.

EXCHANGES

You may exchange your Fund shares at no charge for shares of the same class of any other publicly offered RiverSource fund. Exchanges into RiverSource Tax-Exempt Money Market Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.

MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.31

FUNDS THAT INVEST IN SECURITIES WHICH TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. TO THE EXTENT THAT THE FUND HAS SIGNIFICANT HOLDINGS OF SMALL CAP STOCKS, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE KINDS OF SECURITIES IN WHICH THE FUND INVESTS. SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE FUND'S POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE FUND'S BOARD HAS ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING. THE FUND SEEKS TO ENFORCE THIS POLICY AS FOLLOWS:

- The Fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the Fund's procedures, there is no set number of transactions in the Fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the Fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the Fund in any 90-day period. Accounts held by a retirement plan or an institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit. The Fund seeks the assistance of financial intermediaries in applying similar restrictions on the sub-accounts of their participants or clients.

- If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the Fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial intermediary. The Fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

- Although the Fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The Fund receives purchase and sale orders through financial intermediaries where market timing activity may not always be successfully detected.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.32

Other exchange policies:

-  Exchanges must be made into the same class of shares of the new fund.

- If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

-  Once we receive your exchange request, you cannot cancel it.

-  Shares of the new fund may not be used on the same day for another exchange.

- If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.

SELLING SHARES

You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this waiver, you must send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.

IMPORTANT: Payments sent by a bank authorization, check or money order that are not guaranteed may take up to ten days to clear. This may cause your scheduled arrangement or unscheduled request to fail to process if the requested amount includes unguaranteed funds.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.33

WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

BY REGULAR OR EXPRESS MAIL

AMERIPRISE FINANCIAL SERVICES
70200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

Include in your letter:

-  your account number

-  the name of the fund(s)

-  the class of shares to be exchanged or sold

-  your Social Security number or Employer Identification number

-  the dollar amount or number of shares you want to exchange or sell

-  specific instructions regarding delivery or exchange destination

- signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor or Ameriprise Financial Services for more information.)

-  any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

BY TELEPHONE

(800) 297-7378 for brokerage accounts
(800) 967-4377 for wrap accounts
(800) 862-7919 for non-brokerage/wrap accounts

- Reasonable procedures will be used to confirm authenticity of telephone exchange or sale requests.

- Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the distributor. Each registered owner must sign the request.

- Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

-  Telephone privileges may be modified or discontinued at any time.

MINIMUM SALE AMOUNT:          $100
MAXIMUM SALE AMOUNT:          $100,000

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.34

BY WIRE

You can wire money from your account to your bank account. Contact your financial advisor or Ameriprise Financial Services at the above numbers for additional information.

-  Minimum amount: $1,000

-  Pre-authorization is required.

-  A service fee may be charged against your account for each wire sent.

BY SCHEDULED PAYOUT PLAN

-  Minimum payment: $100*

- Contact your financial advisor or Ameriprise Financial Services to set up regular payments.

- Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a non-brokerage/wrap account.

ELECTRONIC TRANSACTIONS

The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time for any shareholder without prior notice as deemed necessary and in the best interests of the Fund.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.35

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as DIVIDENDS. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as CAPITAL GAIN DISTRIBUTIONS.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

-  you request distributions in cash, or

- you direct the Fund to invest your distributions in the same class of any publicly offered RiverSource fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.36

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.37

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.

CLASS A

FISCAL PERIOD ENDED MAY 31,                                              2005           2004           2003           2002(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                    $ 5.63         $ 4.40         $ 4.84         $ 5.19
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              (.04)          (.03)          (.02)          (.01)
Net gains (losses) (both realized and unrealized)                          .86           1.32           (.42)          (.34)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           .82           1.29           (.44)          (.35)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                         (.64)          (.06)            --             --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 5.81         $ 5.63         $ 4.40         $ 4.84
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                 $  123         $   92         $   45         $   15
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                      1.55%          1.54%          1.55%          1.58%(e)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets         (.84%)         (.80%)         (.79%)        (1.07%)(e)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                   88%           139%            94%            34%
--------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                          14.62%         29.45%         (9.09%)        (6.74%)(g)
--------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class A would have been 1.81%, 1.91%, 2.36% and 5.05% for the periods ended May 31, 2005, 2004, 2003 and 2002, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.38

CLASS B

FISCAL PERIOD ENDED MAY 31,                                              2005           2004           2003           2002(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                    $ 5.54         $ 4.36         $ 4.84         $ 5.19
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              (.08)          (.07)          (.04)          (.01)
Net gains (losses) (both realized and unrealized)                          .84           1.31           (.44)          (.34)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           .76           1.24           (.48)          (.35)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                         (.64)          (.06)            --             --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 5.66         $ 5.54         $ 4.36         $ 4.84
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                 $   46         $   41         $   21         $    7
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                      2.31%          2.31%          2.31%          2.36%(e)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        (1.60%)        (1.56%)        (1.55%)        (1.85%)(e)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                   88%           139%            94%            34%
--------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                          13.73%         28.57%         (9.92%)        (6.74%)(g)
--------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class B would have been 2.58%, 2.67%, 3.12% and 5.81% for the periods ended May 31, 2005, 2004, 2003 and 2002, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.39

CLASS C

FISCAL PERIOD ENDED MAY 31,                                              2005           2004           2003           2002(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                    $ 5.53         $ 4.35         $ 4.83         $ 5.19
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              (.09)          (.07)          (.04)          (.01)
Net gains (losses) (both realized and unrealized)                          .85           1.31           (.44)          (.35)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           .76           1.24           (.48)          (.36)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                         (.64)          (.06)            --             --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 5.65         $ 5.53         $ 4.35         $ 4.83
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                 $    4         $    4         $    2         $    1
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                      2.31%          2.30%          2.31%          2.36%(e)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)  to average daily net assets       (1.60%)        (1.55%)        (1.54%)        (1.85%)(e)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                   88%           139%            94%            34%
--------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                          13.74%         28.64%         (9.94%)        (6.94%)(g)
--------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class C would have been 2.57%, 2.67%, 3.12% and 5.81% for the periods ended May 31, 2005, 2004, 2003 and 2002, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.40

CLASS Y

FISCAL PERIOD ENDED MAY 31,                                              2005           2004           2003           2002(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period                                    $ 5.65         $ 4.41         $ 4.84         $ 5.19
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              (.04)          (.03)          (.02)          (.01)
Net gains (losses) (both realized and unrealized)                          .88           1.33           (.41)          (.34)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           .84           1.30           (.43)          (.35)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                         (.64)          (.06)            --             --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 5.85         $ 5.65         $ 4.41         $ 4.84
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                 $   --         $   --         $   --         $   --
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                      1.37%          1.37%          1.34%          1.36%(e)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)  to average daily net assets        (.67%)         (.57%)         (.58%)         (.85%)(e)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                   88%           139%            94%            34%
--------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                          14.92%         29.61%         (8.88%)        (6.74%)(g)
--------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class Y would have been 1.63%, 1.73%, 2.18% and 4.87% for the periods ended May 31, 2005, 2004, 2003 and 2002, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.41

This Fund, along with the other RiverSource funds, is distributed by Ameriprise Financial Services, Inc. and can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial intermediaries. The Fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund or make a shareholder inquiry, contact your financial advisor, investment professional or Ameriprise Financial Services.

Ameriprise Financial Services
70100 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852

RiverSource Investments Website address:
riversource.com/investments

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-10321

TICKER SYMBOL
Class A: AXSAX    Class B: AXSBX
Class C: --       Class I: --
Class Y: --


[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

                                                             S-6237-99 H (10/05)

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                      D.42

EXHIBIT E

BOARD EFFECTIVENESS COMMITTEE CHARTER

RESOLVED, That the Board Effectiveness Committee be composed of the independent members appointed annually by the Board and the Chair of the Board;

RESOLVED, That one member shall be appointed to Chair the Committee and the Committee shall meet upon call of the Chair;

RESOLVED, That the Committee will make recommendations to the Board on:

The responsibilities and duties of the Board;

- The criteria to be used to determine the size and structure of the Boards and the background and characteristics of independent Board members;

The persons to serve as Board members based on approved criteria whenever necessary to fill a vacancy or in conjunction with a regular meeting of shareholders in which nominees are required to be submitted for a vote of shareholders;

The annual evaluation of the Board's performance and the attendance of members; and

The compensation to be paid to independent members; and further

RESOLVED, That the Committee shall be assigned such further areas of responsibility as appropriate to assist the Board in meeting its fiduciary duties in an efficient and effective manner.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       E.1

EXHIBIT F

JOINT AUDIT COMMITTEE CHARTER

MEMBERSHIP AND QUALIFICATIONS

The Joint Audit Committee shall consist of at least three members appointed by the Board. The Board may replace members of the Committee for any reason.

No member shall be an "interested person" as that term is defined in Section 2(a)(19) of the Investment Company Act, nor shall any member receive any compensations from the Fund except compensations for service as a member of the Board and Board committees.

At least one member of the Committee shall be an "audit committee financial expert." An "audit committee financial expert" means a person who has the following attributes:

- An understanding of generally accepted accounting principles and financial statements;

- The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

- Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

- An understanding of internal controls and procedures for financial reporting; and

-  An understanding of audit committee functions.

A person shall have acquired such attributes through:

- Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

- Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

- Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

-  Other relevant experience.

The Board shall determine "audit committee financial experts" annually.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       F.1

PURPOSES OF THE COMMITTEE

The Committee is to assist independent members of the Boards in fulfilling their oversight responsibilities to the shareholders, potential shareholders and investment community relating to the reliability of financial reporting, the effectiveness and efficiency of operations, the work done by external auditors, the adequacy of internal controls, and the compliance with applicable laws and regulations by:

- Overseeing the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

- Overseeing, or, as appropriate, assisting Board oversight of, the quality and integrity of the Fund's financial statements and the independent audit thereof;

- Overseeing, or, as appropriate, assisting Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; and

- Approving prior to appointment the engagement of the Fund's independent auditor (Auditor) and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's Auditor.

The Auditor for the Fund shall report directly to the Committee.

DUTIES AND POWERS

To carry out its purposes, the Committee shall have the following duties and powers:

- Recommend the Auditor that the Committee believes is qualified to examine and report on the financial statements to the independent members of the Board within 90 days before or after the fiscal year end of the Fund;

-  Meet with representatives of the Auditor to:

   - Review and evaluate matters potentially affecting its independence and capabilities by:

      - Approving prior to appointment the professional services the Auditor requests to perform for American Express Financial Corporation and any of its subsidiaries that provide services to the Fund;

      - Considering the controls applied by the Auditor and measures taken by American Express Financial Corporation to assure that all items requiring pre-approval are identified and referred to the Committee in a timely fashion; and

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       F.2

      - Evaluating the auditor's independence by receiving a report on business relationships at each meeting setting forth the work it has been engaged to do for American Express Company or its subsidiaries.

   - Consider the scope of the annual audit and any special audits and review and approve the estimated fees to be charged;

   - Consider the information and comments from the Auditor with respect to the Fund's accounting and financial reporting policies, procedures and internal controls over financial reporting; the responses to the comments by American Express Financial Corporation; and possible improvements that can be made in the quality of the Fund's accounting and financial reporting;

- Meet with representatives of American Express Enterprise Risk and Assurance Services to:

   - Discuss its responsibility to the Fund with respect to its review of operations of American Express Financial Corporation and affiliates to the extent they pertain to the registered investment companies;

   - Consider its authority, including the support it receives from American Express Financial Corporation's senior management and American Express Company's General Auditor;

   - Discuss whether it complies with the Institute of Internal Auditors' "Standard for the Professional Practice of Internal Auditing;"

   -  Review its budget, staffing and proposed audit plans each year; and

   - Review reports issued by American Express Enterprise Risk and Assurance Services that pertain to American Express Financial Corporation's operations related to the registered investment companies.

- Encourage open lines of communications among the Committee, the Auditor, and American Express Enterprise Risk and Assurance Services to:

   - Consider information and comments from the Auditor with respect to the Fund's financial statements, including any adjustments to such statements recommended by the Auditor and to review the opinion of the Auditor;

   - Resolve any disagreements between American Express Financial Corporation and the Auditor;

   - Review, in connection with required certifications of Form N-CSR, any significant deficiencies in the design or operations of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving any person who has a significant role in the Fund's internal control over financial reporting;

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       F.3

   - Establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of American Express Financial Corporation of concerns about accounting or auditing matters, and address reports from attorneys or auditors of possible violations of federal or state laws or fiduciary duty;

   - Investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund's accounting or financial reporting;

- Consider the adequacy and effectiveness of internal controls, including the controls over computerized information systems, through discussions with the Auditor, American Express Enterprise Risk and Assurance Services and appropriate American Express Financial Corporation managers who provide reports to the Committee and elicit their recommendations for improving or identifying particular areas where new or more detailed controls or procedures are desirable giving particular emphasis to the adequacy of internal controls for exposing any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

- Request to be informed about all new or changed accounting principles and disclosure practices on a timely basis and inquire regarding the judgment and reasoning regarding the appropriateness, not just the acceptability, of the changes or proposed changes;

- Report the work of the Committee to the Board as frequently as the Committee deems appropriate;

- Review and assess the adequacy of the Committee's charter at least annually and recommend any changes to the Board;

- Meet at least once a year in a private meeting with each of the three following groups: the Auditor, the American Express Financial Corporation's management personnel responsible for the financial statements and recordkeeping of the Fund, the Senior Vice President - Enterprise Risk and Assurance Services for American Express Financial Corporation, and the General Auditor and Chief Operational Risk Officer for American Express Company;

- Consider such other matters as any Board or Committee deems appropriate and perform such additional tasks as directed by resolution of any Board;

- Conduct its own investigations into issues related to its responsibilities and is authorized to employ such professional and technical assistance as it deems necessary.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       F.4

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Auditor for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Committee members, at the expense of the Fund, as appropriate.

The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services to one or more members. Any decisions of the member to grant pre-approvals shall be presented to the Committee at its next regularly scheduled meeting.

ROLE AND RESPONSIBILITIES

The function of the Committee is oversight; it is American Express Financial Corporation's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the Auditor's responsibility to plan and carry out a proper audit. Specifically, American Express Financial Corporation is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Auditor is responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in the Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the Auditor.

Although the Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Committee is not an audit, nor does the Committee's review substitute for the responsibilities of American Express Financial Corporation's for preparing, or the Auditor for auditing, the financial statements. Members of the Committee are not employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       F.5

In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the director is not a member.

OPERATIONS

The Board shall adopt and approve this Charter and may amend it on the Board's own motion. The Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

The Committee may select one of its members to be the chair and may select a vice chair. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

The Committee shall meet on a regular basis and at least four times annually and is empowered to hold special meetings as circumstances require. The Chairperson or a majority of the members shall be authorized to call a meeting of the Committee or meetings may be fixed in advance by the Committee.

The agenda shall be prepared under the direction and control of the Chairperson.

The Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund's bylaws.

The Committee shall have the authority to meet privately and to admit non-members individually. The Committee may also request to meet with internal legal counsel and compliance personnel of American Express Financial Corporation and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund's accounting and compliance as well as other Fund-related matters.

The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

The Committee shall evaluate its performance at least annually.

                  RIVERSOURCE DISCOVERY FUND -- PROXY STATEMENT
                                       F.6

                                                                S-6384 A (12/05)
                                ezVote(SM)Consolidated Proxy Card
PROXY TABULATOR
P.O. BOX 9132                   This form is your EzVote Consolidated Proxy.
HINGHAM, MA 02043-9132          It reflects all of your accounts registered to
                                the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the reverse side of the form.

999 999 999 999 99 <-
                                                               RIVERSOURCE FUNDS
                                      (formerly known as AMERICAN EXPRESS FUNDS)
AXP DISCOVERY SERIES, INC.         PROXY FOR THE REGULAR MEETING OF SHAREHOLDERS
RIVERSOURCE DISCOVERY FUND                                     FEBRUARY 15, 2006

Your fund will hold a shareholders' meeting at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN, at _____ [a.m./p.m.] on February 15, 2006. You are entitled to vote at the meeting if you were a shareholder on December 16, 2005. Please read the proxy statement and vote immediately by mail, telephone or internet, even if you plan to attend the meeting. Just follow the instructions on this proxy card. The Board of Directors recommends that you vote FOR each proposal.

The undersigned hereby appoints Arne H. Carlson and Leslie L. Ogg or any one of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the regular meeting to be held on February 15, 2006, and any adjournment thereof.

                                           Date __________________


                                Signature(s) (Joint owners)    (Sign in the Box)

                                Note: Please sign this proxy exactly as your name or names appears on this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                                                         AMEX Discovery EZ - DH

IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS


                                              THREE EASY WAYS TO VOTE

        To vote by Telephone                       To vote by Internet                        To vote by Mail
1) Read the proxy statement and have the   1) Read the proxy statement and have      1) Read the Proxy Statement.
   Consolidated Proxy Card at hand.           Consolidated Proxy Card at hand.       2) Check the appropriate boxes on the
2) Call 1-888-221-0697.                    2) Go to www.proxyweb.com                    reverse side.
3) Follow the recorded instructions.       3) Follow the on-line directions.         3) Sign and date the proxy card.
                                                                                     4) Return the proxy card in the envelope
                                                                                        provided.

          IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

LABEL BELOW FOR MIS USE ONLY!                                    INDIVIDUAL BALLOTS
M1197                                                            On the reverse side of this form (and on accompanying pages,
AMERICAN EXPRESS - AMERIPRISE                                    if necessary) you will find individual ballots, one for each of
AXP DISCOVERY SERIES, INC                                        your accounts. If you would wish to vote each of these accounts
RIVERSOURCE DISCOVERY FUND                                       separately, sign in the signature box below, mark each individual
ORIGINAL EZVOTE 10-06-05 KD                                      ballot to indicate your vote, detach the form at the perforation
DOREEN (AMEX-RIVERSOURCE DISCOVERY EZVOTE 2006 DH)               above and return the individual ballots portion only.

                                                                 NOTE: If you choose to vote each account separately, do
                                                                 not return the  Consolidated Proxy Card above.


                                                                 Date _____________________________

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ___
                                                                 -------------------------------------------------------
                                                                 Signature(s) (Joint owners)          (Sign in the Box)
OK TO PRINT AS IS*_______ *By signing this form you are          Note: Please sign this proxy exactly as your
authorizing MIS to print this form in its current state.         name or names appears on this card. Joint owners
                                                                 should each sign personally. Trustees and other
                                                                 fiduciaries should indicate the capacity in
                                                                 which they sign, and where more than one name
                                                                 appears, a majority must sign. If a corporation,
                                                                 this signature should be that of an authorized
---------------------------------------------------------        officer who should state his or her title.
SIGNATURE OF PERSON AUTHORIZING PRINTING         DATE

                                                                                                 AMEX Discovery IND - DH

                                ezVote(SM)Consolidated Proxy Card


                                Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]

                                PLEASE DO NOT USE FINE POINT PENS.


If you do not mark a proposal, your proxy will be voted FOR the proposal.

                                                        FOR  AGAINST  ABSTAIN
1. Approve the Agreement and Plan of Reorganization.    [ ]    [ ]      [ ]   1.
2. ELECTION OF BOARD MEMBERS.
                                                        FOR  WITHHOLD  FOR ALL
                                                        ALL     ALL     EXCEPT

   (01) Arne H. Carlson        (05) Catherine James Paglia
   (02) Patricia M. Flynn      (06) Alan K. Simpson     [ ]    [ ]      [ ]   2.
   (03) Anne P. Jones          (07) Alison Taunton-Rigby
   (04) Stephen R. Lewis, Jr.  (08) William F. Truscott

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line below.)

                                                        FOR  AGAINST  ABSTAIN
3. Approve an Amendment to the Articles of
   Incorporation.                                       [ ]    [ ]      [ ]   3.

4. Approve an Investment Management Services Agreement
   with RiverSource Investments, LLC.                   [ ]    [ ]      [ ]   4.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.



                                                          AMEX Discovery EZ - DH

        IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN
                             THE INDIVIDUAL BALLOTS


                               INDIVIDUAL BALLOTS

NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.

     000 0000000000 000 0                                                 000 0000000000 000 0
     JOHN Q. PUBLIC                                                       JOHN Q. PUBLIC
     123 MAIN STREET                                                      123 MAIN STREET
     ANYTOWN, MA 02030          999 999 999 999 99                        ANYTOWN, MA 02030          999 999 999 999 99
     FUND NAME PRINTS HERE                                                FUND NAME PRINTS HERE

                               FOR       AGAINST     ABSTAIN                                        FOR       AGAINST     ABSTAIN
1. Approve the Agreement                                             1. Approve the Agreement
   and Plan of                                                          and Plan of
   Reorganization.            [ ]         [ ]         [ ]               Reorganization.            [ ]         [ ]         [ ]

2. ELECTION OF BOARD                                                 2. ELECTION OF BOARD
   MEMBERS.                    FOR       WITHHOLD    FOR ALL            MEMBERS.                    FOR       WITHHOLD    FOR ALL
(See Nominee list on           ALL         ALL       EXCEPT*         (See Nominee list on           ALL         ALL       EXCEPT*
consolidated ballot.)                                                consolidated ballot.)

*EXCEPT____________________   [ ]         [ ]         [ ]            *EXCEPT____________________    [ ]         [ ]         [ ]

                               FOR       AGAINST     ABSTAIN                                        FOR       AGAINST     ABSTAIN
3. Amend the Articles of                                             3. Amend the Articles of
   Incorporation.             [ ]         [ ]         [ ]               Incorporation.             [ ]         [ ]         [ ]

4. Approve Service                                                   4. Approve Service
   Agreement.                 [ ]         [ ]         [ ]               Agreement.                 [ ]         [ ]         [ ]

                                                                     LABEL BELOW FOR MIS USE ONLY!
                                                                     M1197
                                                                     AMERICAN EXPRESS - AMERIPRISE
                                                                     AXP DISCOVERY SERIES, INC
                                                                     RIVERSOURCE DISCOVERY FUND
                                                                     ORIGINAL EZVOTE 10-06-05 KD
                                                                     DOREEN (AMEX-RIVERSOURCE DISCOVERY EZVOTE 2006 DH)

                                                         AMEX Discovery IND - DH

AXP(R) DISCOVERY SERIES, INC.
 - RiverSource(SM) Discovery Fund
 (formerly AXP Discovery Fund)

 PROXY STATEMENT

                                                               December 16, 2005

HERE IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR YOUR RIVERSOURCE MUTUAL FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT.

Q: WHAT ORGANIZATION CHANGES HAVE RECENTLY TAKEN PLACE?

On Sept. 30, Ameriprise Financial, Inc. (formerly American Express Financial Corporation) became an independent company from American Express. An affiliate of Ameriprise Financial, RiverSource Investments now serves as investment manager to your fund. As a result, your fund's name and the names of service providers to your fund have changed. Your statements should now reflect this new name and the funds are now listed under RiverSource in the newspaper.

Q: WHY AM I BEING ASKED TO VOTE?

Mutual funds are required to get shareholders' votes for certain kinds of changes, like the ones included in this proxy statement. You have a right to vote on these changes either by mailing your proxy card, calling a toll-free number, responding by internet or attending the shareholder meeting.

Q: IS MY VOTE IMPORTANT?

Absolutely! While the Board of Directors ("Board") for RiverSource Funds has reviewed these changes and recommends you approve them, you have the right to voice your opinion. Until the Fund is sure that a quorum has been reached (50% of existing shares), it will continue to contact shareholders asking them to vote. These efforts cost money -- so please, vote immediately.

Q: WHAT AM I BEING ASKED TO VOTE ON?

Shareholders are being asked to vote on:

- The merger ("Reorganization") of RiverSource Discovery Fund and RiverSource Small Cap Equity Fund.

-  Election of Board members.

- An amendment to the Fund's Articles of Incorporation to permit the Board to establish the minimum account value and to change the name of the corporation to "RiverSource" consistent with the name of the funds.

- An Investment Management Services Agreement (IMS Agreement) with RiverSource Investments, LLC.

We encourage you to read the full text of the proxy statement to obtain a more detailed understanding of the issues.

Q: IF APPROVED, WHEN WILL THE MERGER HAPPEN?

If shareholders approve the merger, it will take place shortly after the shareholder meeting. In the interim, however, it will be important for the Fund to have a properly elected Board and an IMS Agreement that has been approved by shareholders.

Q: WHAT DO BOARD MEMBERS DO?

Board members represent the interests of the shareholders and oversee the management of the Fund.

Q: WHAT CHANGES ARE PROPOSED TO THE INVESTMENT MANAGEMENT SERVICES AGREEMENT?

In September, the Fund's investment manager, Ameriprise Financial, Inc. (formerly known as American Express Financial Corporation) was spun off from its parent company, American Express Company. The investment management functions were then moved to RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial. While this change did not cause a termination of the IMS Agreement, the Board determined that it would be prudent to give shareholders an opportunity to vote on the arrangement. The agreement also clarifies the circumstances under which the Board may change an index for purposes of calculating a performance incentive adjustment.

Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?

After careful consideration, the Board recommends that you vote FOR each proposal.

Q: HOW DO I VOTE?

You can vote in one of four ways:

-  By mail with the enclosed proxy card

-  By telephone

-  By web site

-  In person at the meeting

Please refer to the enclosed voting instruction card for the telephone number and internet address.

Q: WHOM SHOULD I CALL IF I HAVE QUESTIONS?

If you have questions about any of the issues described in the proxy statement or about voting procedures, please call your financial advisor or call client services toll free at (877) 256-6085.

                                RIVERSOURCE FUNDS
                   (formerly known as American Express Funds)

                           Principal Executive Office
                     901 Marquette Avenue South, Suite 2810
                           Minneapolis, MN 55402-3268

                   NOTICE OF A REGULAR MEETING OF SHAREHOLDERS

                            TO BE HELD FEB. 15, 2006

                          AXP(R) STRATEGY SERIES, INC.
                      RiverSource Strategy Aggressive Fund
                     (formerly AXP Strategy Aggressive Fund)

RiverSource Strategy Aggressive Fund ("Strategy Aggressive" or the "Selling Fund") will hold a regular shareholders' meeting at 10:00 a.m. on Feb. 15, 2006, at the IDS Center, 80 S. Eighth Street, Minneapolis, MN on the 50th floor. At the meeting, shareholders will consider the following proposals:

- To approve an Agreement and Plan of Reorganization (the "Agreement") between the Selling Fund and RiverSource Aggressive Growth Fund ("Aggressive Growth" or the "Buying Fund") (formerly AXP Partners Aggressive Growth Fund). Under this Agreement, the Selling Fund will transfer all of its assets attributable to Classes A, B, C, I and Y to the Buying Fund in exchange for corresponding Class A, B, C, I and Y shares of the Buying Fund. These shares will be distributed proportionately to you and the other shareholders of the Selling Fund. The Buying Fund will assume the Selling Fund's liabilities.

-  To elect Board members.

-  To amend the Articles of Incorporation.

- To approve an Investment Management Services Agreement with RiverSource Investments, LLC.

- Other business as may properly come before the meeting, or any adjournment of the meeting.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

Please take some time to read the proxy statement. It discusses the proposals in more detail. If you were a shareholder on Dec. 16, 2005, you may vote at the meeting or any adjournment of the meeting. We hope you can attend the meeting. For those of you who cannot attend, please vote by mail, telephone or internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call your advisor or call client services toll free at (877) 256-6085. It is important that you vote. The Board of Directors (the "Board") recommends that you vote FOR the proposals. This proxy statement was first mailed to shareholders on or about Dec. 16, 2005.

                                By order of the Board of Directors


                                Leslie L. Ogg, Secretary

                                Dec. 16, 2005

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

                       COMBINED PROXY STATEMENT/PROSPECTUS

                               DATED DEC. 16, 2005

This document is a proxy statement for Strategy Aggressive and a prospectus for Aggressive Growth (each individually a "Fund" and collectively the "Funds"). It contains the information you should know before voting on the proposals. Please read it carefully and keep it for future reference. The address of each of the Funds is 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The phone number for each of the Funds is (612) 330-9283.

The following information describes the proposed reorganization of the Selling Fund into the Buying Fund (the "Reorganization").

HOW THE REORGANIZATION WILL WORK

- The Selling Fund will transfer all of its assets to the Buying Fund. The Buying Fund will assume the Selling Fund's liabilities.

- The Buying Fund will issue shares of Classes A, B, C, I and Y to the Selling Fund in an amount equal to the value of the assets of Classes A, B, C, I and Y that it receives from the Selling Fund, less the liabilities it assumes. These shares will be distributed to the Selling Fund's shareholders in proportion to their holdings in the Selling Fund. Selling Fund shareholders will not pay any sales charge in connection with this distribution of shares.

FUND INVESTMENT OBJECTIVES

The investment objective for each of the Funds is as follows:

          SELLING FUND: The Fund seeks to provide shareholders with long-term growth of capital.

          BUYING FUND:  The Fund seeks to provide shareholders with long-term capital growth.

Please note that the Fund is not a bank deposit, is not federally insured, is not endorsed by any bank or government agency and is not guaranteed to achieve its investment objective.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

WHERE TO GET MORE INFORMATION

THE BUYING FUND

Most recent prospectus, dated             Accompanying, and incorporated by
July 29, 2005, as amended                 reference into, this proxy
Oct. 3, 2005.                             statement/prospectus.

Most recent annual report, for            Incorporated by reference into this
the period ended May 31, 2005.            proxy statement/prospectus. For a copy
                                          at no charge, call toll-free
                                          (800) 862-7919 or write to the
                                          address at the bottom of this table.

THE SELLING FUND

Most recent prospectus, dated             Incorporated by reference into this
May 27, 2005, as amended Oct. 3, 2005.    proxy statement/prospectus. For a copy
                                          at no charge, call toll-free
                                          (800) 862-7919 or write to the
                                          address at the bottom of this table.

Most recent annual report, for the        Incorporated by reference into this
period ended March 31, 2005.              proxy statement/prospectus. For a copy
                                          at no charge, call toll-free
                                          (800) 862-7919 or write to the
                                          address at the bottom of this table.

THIS PROXY STATEMENT/PROSPECTUS

Statement of Additional Information       Incorporated by reference into this
dated the same date as this proxy         proxy statement/prospectus. For a copy
statement/prospectus. This document       at no charge, call toll-free
contains information about both the       (877) 256-6085 or write to the
Selling Fund and the Buying Fund.         address at the bottom of this table.

To ask questions about this               Call toll-free (877) 256-6085 or write to:
proxy statement/prospectus.               RiverSource Service Corporation,
                                          70100 Ameriprise Financial Center,
                                          Minneapolis, MN 55474.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at http://www.publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's Web site at http://www.sec.gov.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

TABLE OF CONTENTS

                                                                            PAGE
SECTION A -- FUND PROPOSALS                                                    7

PROPOSAL 1. APPROVE OR REJECT THE AGREEMENT
AND PLAN OF REORGANIZATION                                                     7

   SUMMARY                                                                     7
   How the Reorganization Will Work                                            7
   Comparison of the Selling Fund and the Buying Fund                          7
   Risk Factors                                                               14
   Tax Consequences                                                           15

   FEES AND EXPENSES                                                          16

   THE REORGANIZATION                                                         20
      Terms of the Reorganization                                             20
      Conditions to Closing the Reorganization                                20
      Termination of the Agreement                                            21
      Tax Status of the Reorganization                                        21
      Reasons for the Proposed Reorganization and Board Deliberations         24
      Boards' Determinations                                                  25
      Recommendation and Vote Required                                        26

PROPOSAL 2. ELECT BOARD MEMBERS                                               26

PROPOSAL 3. APPROVE OR REJECT AN AMENDMENT TO THE ARTICLES OF INCORPORATION   33

PROPOSAL 4. APPROVE OR REJECT AN INVESTMENT MANAGEMENT SERVICES AGREEMENT
WITH RIVERSOURCE INVESTMENTS, LLC                                             35

SECTION B -- PROXY VOTING AND SHAREHOLDER MEETING INFORMATION                 42

SECTION C -- CAPITALIZATION, OWNERSHIP OF FUND SHARES AND
OTHER FUND INFORMATION                                                        45

EXHIBITS
A. Form of Agreement and Plan of Reorganization                              A.1
B. Matters Subject to Approval at Regular Meeting of Buying Fund             B.1
C. Minnesota Business Corporation Act Sections 302A.471 and 302A.473         C.1
D. Most Recent Buying Fund Prospectus                                        D.1
E. Board Effectiveness Committee Charter                                     E.1
F. Joint Audit Committee Charter                                             F.1
G. Additional Information about Subadvisers                                  G.1

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

SECTION A -- FUND PROPOSALS

PROPOSAL 1. APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY

This proxy statement/prospectus is being used by the Board of the Selling Fund to solicit proxies to vote at a meeting of shareholders. Shareholders will consider a proposal to approve the Agreement providing for the Reorganization of the Selling Fund into the Buying Fund. A form of the Agreement is included in Exhibit A.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus and the exhibits because they contain details that are not in the summary.

HOW THE REORGANIZATION WILL WORK

- The Selling Fund will transfer all of its assets to the Buying Fund. The Buying Fund will assume the Selling Fund's stated liabilities.

- The Buying Fund will issue shares of Classes A, B, C, I and Y to the Selling Fund in an amount equal to the value of the assets of Classes A, B, C, I and Y that it receives from the Selling Fund, less the liabilities it assumes. These shares will be distributed to the Selling Fund's shareholders in proportion to their holdings in the Selling Fund.

- Neither the Selling Fund nor the shareholders of the Selling Fund will pay any sales charge in connection with the Reorganization.

- After the Reorganization is completed, current Selling Fund shareholders will be shareholders of the Buying Fund. The Selling Fund will be terminated.

COMPARISON OF THE SELLING FUND AND THE BUYING FUND

Both the Selling Fund and the Buying Fund:

- Are structured as a series of capital stock of an open-end management investment company organized as a Minnesota corporation.

- Have RiverSource Investments, LLC (the "investment manager" or "RiverSource Investments") as an investment adviser and Turner Investment Partners, Inc. ("Turner") and American Century Investment Management, Inc. ("American Century") as subadvisers.

- Have the same policies for buying and selling shares and the same exchange rights.

-  Have the same distribution policies.

-  Have different classes of shares: Classes A, B, C, I and Y.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

COMPARISON OF INVESTMENT OBJECTIVES

The investment objectives for the Funds are as follows:

  SELLING FUND: The Fund seeks to provide shareholders with long-term growth of capital.

  BUYING FUND:  The Fund seeks to provide shareholders with long-term capital growth.

COMPARISON OF INVESTMENT STRATEGIES

STRATEGY AGGRESSIVE:

UNTIL NOVEMBER 2005, THE FUND WAS MANAGED AS FOLLOWS:

The Fund primarily invests in securities of growth companies. Under normal market conditions, at least 65% of the Fund's total assets are invested in equity securities.

In pursuit of the Fund's goal, the Fund's investment manager chooses equity investments by:

- Considering opportunities and risks within growing industries and new technologies.

- Selecting companies that the investment manager believes have aggressive growth prospects.

   -  Identifying small and medium companies with:

   -  effective management,

   -  financial strength, and

   -  competitive market position.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

-  The security is overvalued relative to alternative investments.

-  The security has reached the investment manager's price objective.

-  The company's characteristics change.

- The company has met the investment manager's earnings and/or growth expectations.

-  Political, economic, or other events could affect the company's performance.

-  The investment manager wishes to minimize potential losses.

-  The investment manager wishes to lock-in profits.

-  The investment manager identifies a more attractive opportunity.

- The company or the security continues to meet the other standards described above.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

BEGINNING IN NOVEMBER 2005, THE FUND IS MANAGED AS FOLLOWS:

Under normal market conditions, the Fund's net assets, including the amount of any borrowings for investment purposes, are invested primarily in equity securities of medium-sized U.S. companies. Medium-sized companies are those whose market capitalization at the time of purchase falls within the range of the Russell MidCap(R) Growth Index. Although it invests primarily in medium-sized companies, the Fund may also invest in companies of any size or capitalization.

RiverSource Investments, LLC (RiverSource Investments) serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadvisers, Turner Investment Partners, Inc. (Turner) and American Century Investment Management, Inc. (American Century) (the Subadvisers), which provide day-to-day management for the Fund. Each of the Subadvisers acts independently of the other and uses its own methodology for selecting stocks.

TURNER

Turner believes that a company's earnings expectations are largely responsible for driving its stock price and, for that reason, seeks to purchase growth companies with strong and sustainable earnings prospects and favorable trading volume and price patterns. Turner's investment team conducts in-depth research on individual companies' business models and blends that with computer screening and analysis to identify attractive companies for purchase. Turner invests in securities of companies traded over the counter or listed on an exchange that are diversified across economic sectors, and attempts to maintain sector concentrations that approximate those of the Russell MidCap Growth Index. Turner's investment process involves the use of three methods to evaluate stocks for investment or continued ownership:

- A computer model developed by Turner is used to screen a large universe of possible investments to help Turner's analysts find good candidates for investment. Companies are ranked within sector and size categories based on a variety of quantitative factors, including capitalization size of the company, earnings growth rates and projections, sales and revenue figures, risk and volatility measures and trading volume.

- Fundamental research is performed by Turner's analysts. They study companies to identify key drivers of earnings and competitive advantages, to assess a company's business model, to evaluate the strength of the management team and to determine if companies are well positioned within their industry. This type of research is critical to Turner's purchase decision.

- Technical analysis involves the study of charts detailing a company's trading and price history and may serve as additional confirmation of Turner's research and to help to identify attractive points for purchase or sale of a security.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

Turner will consider selling a security based on the following reasons:

- It detects deterioration in the company's earnings growth potential, business fundamentals or ranking in the model.

-  To include a "better idea" in the portfolio.

- To adhere to capacity or capitalization constraints, to maintain sector neutrality or to adjust position size relative to the index.

AMERICAN CENTURY

The portfolio managers look for stocks of medium-sized and smaller companies they believe will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues.

Using American Century's extensive computer database, as well as other primary analytical research tools, the portfolio managers track financial information for thousands of individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. The portfolio managers' principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

AGGRESSIVE GROWTH:

Under normal market conditions, the Fund's net assets, including the amount of any borrowings for investment purposes, are invested primarily in equity securities of medium-sized U.S. companies. Medium-sized companies are those whose market capitalization at the time of purchase falls within the range of the Russell MidCap(R) Growth Index. Although it invests primarily in medium-sized companies, the Fund may also invest in companies of any size or capitalization.

RiverSource Investments, LLC (RiverSource Investments) serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadvisers, Turner and American Century (the "Subadvisers"), which provide day-to-day management for the Fund. Each of the Subadvisers acts independently of the other and uses its own methodology for selecting stocks.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

TURNER

Turner believes that a company's earnings expectations are largely responsible for driving its stock price and, for that reason, seeks to purchase growth companies with strong and sustainable earnings prospects and favorable trading volume and price patterns. Turner's investment team conducts in-depth research on individual companies' business models and blends that with computer screening and analysis to identify attractive companies for purchase. Turner invests in securities of companies traded over the counter or listed on an exchange that are diversified across economic sectors, and attempts to maintain sector concentrations that approximate those of the Russell MidCap(R) Growth Index. Turner's investment process involves the use of three methods to evaluate stocks for investment or continued ownership:

- A computer model developed by Turner is used to screen a large universe of possible investments to help Turner's analysts find good candidates for investment. Companies are ranked within sector and size categories based on a variety of quantitative factors, including capitalization size of the company, earnings growth rates and projections, sales and revenue figures, risk and volatility measures and trading volume.

- Fundamental research is performed by Turner's analysts. They study companies to identify key drivers of earnings and competitive advantages, to assess a company's business model, to evaluate the strength of the management team and to determine if companies are well positioned within their industry. This type of research is critical to Turner's purchase decision.

- Technical analysis involves the study of charts detailing a company's trading and price history and may serve as additional confirmation of Turner's research and to help to identify attractive points for purchase or sale of a security.

Turner will consider selling a security based on the following reasons:

- It detects deterioration in the company's earnings growth potential, business fundamentals or ranking in the model.

-  To include a "better idea" in the portfolio.

- To adhere to capacity or capitalization constraints, to maintain sector neutrality or to adjust position size relative to the index.

AMERICAN CENTURY

The portfolio managers look for stocks of medium-sized and smaller companies they believe will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

Using American Century's extensive computer database, as well as other primary analytical research tools, the portfolio managers track financial information for thousands of individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. The portfolio managers' principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

The Buying Fund's subadvisers use investment strategies that are the same as those above for Strategy Aggressive.

BOTH FUNDS:

- UNUSUAL MARKET CONDITIONS. During unusual market conditions, each of the Funds may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make more frequent securities trades that could result in increased fees, expenses, and taxes, and decreased performance.

- OTHER INVESTMENT STRATEGIES. Each Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, each Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, subadvisers are not required to use derivatives.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

COMPARISON OF FUNDAMENTAL POLICIES

The Buying Fund shareholders will vote on changes to the fundamental policies for the Buying Fund at a meeting scheduled to be held on the same day as the Selling Fund shareholder meeting. The proposed changes are shown in Exhibit B. If all of the proposed changes to the Buying Fund's fundamental policies are approved, the differences in investment policies will be as follows:

Both Funds have substantially similar fundamental investment policies. The Buying Fund has a policy permitting borrowing money for temporary purposes in an amount not exceeding one-third of the market value of its total assets. The Selling Fund has a similar policy that applies to money or property and permits borrowing only for extraordinary or emergency purposes.

The Buying Fund has a policy that it will not purchase more than 10% of the outstanding voting securities of an issuer, except up to 25% of its total assets may be invested without regard to this 10% limitation. The Selling Fund has a similar policy, but does not have the 25% exception. The Buying Fund has a policy that it will not invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of its total assets may be invested without regard to this 5% limitation. The Selling Fund has a similar policy, but does not include other investment companies in the exception.

The Buying Fund has a policy permitting the Fund to lend fund securities and participate in an interfund lending program up to 33-1/3% of the value of the fund's total assets. This policy does not prohibit the Buying Fund from purchasing money market, loan participation or other debt securities, or from entering into repurchase agreements. The Selling Fund has a policy permitting the Selling Fund to lend fund securities up to 30% of its net assets. In addition, the Selling Fund has a policy that it may make cash loans up to 5% of its total assets.

The Selling Fund has a policy prohibiting loans to the investment manager, or to board members and officers of the investment manager or the fund. This policy simply states a prohibition of the 1940 Act and the fund is not required to declare this policy as a fundamental policy.

If shareholders of the Selling Fund approve the Reorganization, they will be subject to the fundamental investment policies of the Buying Fund. The investment manager does not believe that the differences between the fundamental investment policies will result in any material difference in the way the Funds are managed.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

RISK FACTORS

The principal risks associated with an investment in the Funds are shown below.

                                                    STRATEGY AGGRESSIVE
RISK                                         UNTIL NOV. 2005   SINCE NOV. 2005     AGGRESSIVE GROWTH
Active Management Risk                              x                  x                   x
Issuer Risk                                         x                  x                   x
Market Risk                                         x                  x                   x
Mid-Sized Company Risk                                                 x                   x
Small and Mid-Sized Company Risk                    x

- ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

- ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

- MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

- MID-SIZED COMPANY RISK. Investments in mid-sized companies often involve greater risks than investments in larger, more established companies because mid-sized companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of mid-sized companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

- SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

PERFORMANCE

Performance information for Class A shares of the Funds is shown below.

TABLE A-1

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPT. 30, 2005(a)

                                                            SINCE          INCEPTION
FUND                    1 YEAR     5 YEARS    10 YEARS    INCEPTION          DATE
Strategy Aggressive     13.05%     -14.25%      4.29%       6.19%          3/20/1995
Aggressive Growth       15.12%        N/A        N/A       20.11%          4/24/2003

(a) Returns include the 5.75% Class A sales charge.

TAX CONSEQUENCES

The Reorganization is expected to be tax-free for federal income tax purposes and will not take place unless the Selling Fund and the Buying Fund receive a satisfactory opinion of tax counsel, substantially to that effect. Accordingly, no gain or loss is expected to be recognized by the Selling Fund or its shareholders as a direct result of the Reorganization. However, the Reorganization will end the tax year of the Selling Fund, and so it may accelerate distributions from the Selling Fund for its short tax year ending on the date of the Reorganization.

At any time prior to the consummation of the Reorganization a shareholder may redeem shares. This would likely result in recognition of gain or loss to the shareholder for federal income tax purposes.

The tax basis and holding period of the shareholders' Selling Fund shares is expected to carry over to the shareholders' new shares in the Buying Fund.

For more information about the federal income tax consequences of the Reorganization, see the section entitled "Tax Status of the Reorganization."

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

FEES AND EXPENSES

The following table describes the fees and expenses, adjusted to reflect current fees, that you may pay if you buy and hold shares of the Selling Fund or shares of the Buying Fund. The table also shows pro forma expenses of the Buying Fund assuming the proposed Reorganization had been effective during the most recent fiscal year, adjusted to reflect current fees. If shareholders approve the Reorganization, the investment manager and its affiliates have agreed to waive fees or cap expenses of the Buying Fund so that Buying Fund expenses stay at or below the median expense ratio of the funds in a Lipper peer group of comparable funds before giving effect to any performance incentive adjustment. The level of expense cap will be established annually and the expense cap will remain in place for a period of five years following implementation of the Reorganization. Based on the current median expense ratio of the Lipper peer group, the Buying Fund's expense cap for the current fiscal year will be 1.36% for Class A shares.

TABLE A-2

ACTUAL AND PRO FORMA FUND EXPENSES FOR THE MOST RECENT FISCAL YEAR

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    CLASS A    CLASS B     CLASS C   CLASS I   CLASS Y
Maximum sales charge (load) imposed on
purchases(a) as a percentage of offering price       5.75%      none        none      none      none

Maximum deferred sales charge (load)
imposed on sales (as a percentage of offering
price at time of purchase)                           none(b)       5%          1%     none      none

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:

                                       CLASS A    CLASS B    CLASS C    CLASS I   CLASS Y
STRATEGY AGGRESSIVE
Management fees(c)                      0.48%      0.48%      0.48%      0.48%     0.48%
Distribution (12b-1) fees               0.25%      1.00%      1.00%      0.00%     0.00%
Other expenses(e)                       0.50%      0.53%      0.53%      0.15%     0.56%
Total                                   1.23%      2.01%      2.01%      0.63%     1.04%

AGGRESSIVE GROWTH
Management fees(d)                      0.89%      0.89%      0.89%      0.89%     0.89%
Distribution (12b-1) fees               0.25%      1.00%      1.00%      0.00%     0.00%
Other expenses(e)                       0.83%      0.86%      0.86%      0.61%     0.91%
Total                                   1.97%      2.75%      2.75%      1.50%     1.80%
Fee waiver/expense reimbursement        0.53%      0.54%      0.55%      0.41%     0.53%
Net expenses(f)                         1.44%      2.21%      2.20%      1.09%     1.27%

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:

                                                 CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
STRATEGY AGGRESSIVE
AGGRESSIVE GROWTH - PRO FORMA WITH STRATEGY AGGRESSIVE
Management fees(d)                                0.88%     0.88%     0.88%     0.88%     0.88%
Distribution (12b-1) fees                         0.25%     1.00%     1.00%     0.00%     0.00%
Other expenses(e)                                 0.53%     0.56%     0.56%     0.17%     0.60%
Total                                             1.66%     2.44%     2.44%     1.05%     1.48%
Fee waiver/expense reimbursement                  0.30%     0.31%     0.32%     0.04%     0.29%
Net expenses(g)                                   1.36%     2.13%     2.12%     1.01%     1.19%

NOTES TO ANNUAL FUND OPERATING EXPENSES.

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds.
(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge applies if you sell your shares within one year after purchase.
(c) Includes the impact of a performance incentive adjustment fee that decreased the management fee by .12% for the most recent fiscal year for Strategy Aggressive. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Mid Cap Growth Funds Index.
(d) Includes the impact of a performance incentive adjustment fee that increased the management fee by .003% for the most recent fiscal year for Aggressive Growth. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Mid Cap Growth Funds Index.
(e) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses and, for Class Y shares, a shareholder service fee. The other expense ratios shown in this chart have been adjusted to reflect the new administrative fee that went into effect Oct. 2005.
(f) For Aggressive Growth, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006 unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.44% for Class A, 2.21% for Class B, 2.20% for Class C, 1.09% for Class I and 1.27% for Class Y.
(g) If shareholders approve the Reorganization, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for a period of five years following implementation of the Reorganization unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement for the first year after the Reorganization, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.36% for Class A, 2.13% for Class B, 2.12% for Class C, 1.01% for Class I and 1.19% for Class Y.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

EXAMPLE: These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods indicated under the current arrangements and if the proposed Reorganization had been in effect. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FUND                             1 YEAR     3 YEARS     5 YEARS    10 YEARS
STRATEGY AGGRESSIVE
Class A(a)                         $693      $  943      $1,213      $1,983
Class B                            $704(b)   $1,031(b)   $1,284(b)   $2,141(c)
Class C                            $304(b)   $  631      $1,084      $2,342
Class I                            $ 64      $  202      $  352      $  790
Class Y                            $106      $  331      $  575      $1,276

AGGRESSIVE GROWTH(d)
Class A(a)                         $713      $1,110      $1,531      $2,704
Class B                            $724(b)   $1,203(b)   $1,608(b)   $2,857(c)
Class C                            $323(b)   $  802      $1,407      $3,044
Class I                            $111      $  434      $  781      $1,761
Class Y                            $129      $  515      $  927      $2,078

AGGRESSIVE GROWTH - PRO FORMA WITH STRATEGY AGGRESSIVE(d)
Class A(a)                         $706      $1,041      $1,400      $2,409
Class B                            $716(b)   $1,131(b)   $1,474(b)   $2,563(c)
Class C                            $315(b)   $  730      $1,273      $2,756
Class I                            $103      $  330      $  576      $1,284
Class Y                            $121      $  440      $  782      $1,749

(a) Includes a 5.75% sales charge.
(b) Includes the applicable CDSC.
(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.
(d) Includes new expense waivers in year 1 only.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

You would pay the following expenses if you did not redeem your shares.

FUND                             1 YEAR     3 YEARS     5 YEARS    10 YEARS
STRATEGY AGGRESSIVE
Class A(a)                         $693      $  943      $1,213      $1,983
Class B                            $204      $  631      $1,084      $2,141(b)
Class C                            $204      $  631      $1,084      $2,342
Class I                            $ 64      $  202      $  352      $  790
Class Y                            $106      $  331      $  575      $1,276

AGGRESSIVE GROWTH(c)
Class A(a)                         $713      $1,110      $1,531      $2,704
Class B                            $224      $  803      $1,408      $2,857(b)
Class C                            $223      $  802      $1,407      $3,044
Class I                            $111      $  434      $  781      $1,761
Class Y                            $129      $  515      $  927      $2,078

AGGRESSIVE GROWTH - PRO FORMA WITH STRATEGY AGGRESSIVE(c)
Class A(a)                         $706      $1,041      $1,400      $2,409
Class B                            $216      $  731      $1,274      $2,563(b)
Class C                            $215      $  730      $1,273      $2,756
Class I                            $103      $  330      $  576      $1,284
Class Y                            $121      $  440      $  782      $1,749

(a) Includes a 5.75% sales charge.
(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.
(c) Includes new expense waivers for year 1 only.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

THE REORGANIZATION

TERMS OF THE REORGANIZATION

The Board has approved the Agreement, a copy of which is attached as Exhibit A. The Agreement provides for Reorganization on the following terms:

- The Reorganization is scheduled to occur on the first day that the New York Stock Exchange is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by the Selling Fund and the Buying Fund.

- The Selling Fund will transfer all of its assets to the Buying Fund and, in exchange, the Buying Fund will assume the Selling Fund's stated liabilities.

- The Buying Fund will issue Class A, B, C, I and Y shares to the Selling Fund in an amount equal to the value of the assets of Classes A, B, C, I and Y that it receives from the Selling Fund, less the liabilities assumed by the Buying Fund in the transaction. These shares will immediately be distributed by the Selling Fund to its shareholders in proportion to their holdings in the Selling Fund. As a result, shareholders of the Selling Fund will become Class A, B, C, I or Y shareholders of the Buying Fund.

- Neither the Selling Fund nor the shareholders of the Selling Fund will pay any sales charge in connection with the Reorganization.

- The net asset value of the Selling Fund and the Buying Fund will be computed as of 3:00 p.m. Central time, on the closing date.

-  After the Reorganization, the Selling Fund will be terminated.

CONDITIONS TO CLOSING THE REORGANIZATION

The completion of the Reorganization is subject to certain conditions described in the Agreement, including:

- The Selling Fund will have declared and paid a dividend that will distribute all of the Fund's taxable income, if any, to the shareholders of the Fund for the taxable years ending at or prior to the closing.

- The Funds will have received any approvals, consents or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.

- A registration statement on Form N-14 will have been filed with the SEC and declared effective.

-  The shareholders of the Selling Fund will have approved the Agreement.

- The Selling Fund will have received an opinion of tax counsel that the proposed Reorganization will result in no gain or loss being recognized by any shareholder.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

TERMINATION OF THE AGREEMENT

The Agreement and the transactions contemplated by it may be terminated and abandoned by resolutions of the Board of the Selling Fund or the Buying Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Selling Fund or the Buying Fund or the Board members, officers or shareholders of the Selling Corporation or of the Buying Corporation.

TAX STATUS OF THE REORGANIZATION

The Reorganization is expected to be tax-free for federal income tax purposes and will not take place unless the Selling Fund and the Buying Fund receive a satisfactory opinion of tax counsel (which opinion will be based on certain factual representations and certain customary assumptions), to the effect that, although not entirely free from doubt, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"):

- The transfer of the Selling Fund's assets to the Buying Fund in exchange for Class A, B, C, I and Y shares of the Buying Fund and the assumption of the Selling Fund's liabilities, followed by the distribution of those Class A, B, C, I and Y shares to the Selling Fund's shareholders and the termination of the Selling Fund will be a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Selling Fund and the Buying Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code.

- Under Section 361 of the Code, no gain or loss will be recognized by the Selling Fund upon the transfer of all of its assets to the Buying Fund or on the distribution by the Selling Fund of Class A, B, C, I and Y shares of the Buying Fund to Selling Fund shareholders in liquidation.

- Under Section 354 of the Code, the shareholders of the Selling Fund will not recognize gain or loss upon the exchange of their Class A, B, C, I or Y shares of the Selling Fund solely for Buying Fund Class A, B, C, I or Y shares as part of the Reorganization.

- Under Section 358 of the Code, the aggregate basis of the Class A, B, C, I or Y shares of the Buying Fund that a Selling Fund shareholder receives in the Reorganization will be the same as the aggregate basis of the Class A, B, C, I or Y shares of the Selling Fund exchanged therefor.

- Under Section 1223(1) of the Code, the holding period for the Class A, B, C, I or Y shares of the Buying Fund that a Selling Fund shareholder receives in the Reorganization will include the period for which he or she held the Class A, B, C, I or Y shares of the Selling Fund exchanged therefor, provided that on the date of the exchange he or she held such Selling Fund shares as capital assets.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

- Under Section 1032 of the Code, no gain or loss will be recognized by the Buying Fund upon the receipt of the Selling Fund's assets solely in exchange for the issuance of Buying Fund's Class A, B, C, I and Y shares to the Selling Fund and the assumption of all of the Selling Fund's liabilities by the Buying Fund.

- Under Section 362(b) of the Code, the Buying Fund's tax basis in the assets that the Buying Fund receives from the Selling Fund will be the same as the Selling Fund's tax basis in those assets immediately prior to the transfer.

- Under Section 1223(2) of the Code, the Buying Fund's holding periods in the assets received from the Selling Fund will include the Selling Fund's holding periods in such assets.

- Under Section 381 of the Code, the Buying Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder.

Tax counsel will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

Prior to the closing of the Reorganization, the Selling Fund will, and the Buying Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. These distributions will be taxable to shareholders.

A fund's ability to carry forward capital losses and use them to offset future gains may be limited. First, one fund's "pre-acquisition losses" (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another fund that are "built in" at the time of the reorganization and that exceed certain thresholds ("non-de minimis built-in gains") for five tax years. Second, a portion of a fund's pre-acquisition losses may become unavailable to offset any gains at all. Third, any remaining pre-acquisition losses will offset capital gains realized after a reorganization and thus will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such reorganization. Therefore, in certain circumstances, former shareholders of a fund may pay taxes sooner, or pay more taxes, than they would have had a reorganization not occurred.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

The Buying Fund's ability to carry forward its own pre-acquisition losses, if any, and use them to offset future gains will technically be limited as a result of the Reorganization due to the effect of loss limitation rules under applicable tax law. The effect of such limitation will depend on the losses and gains in each fund at the time of the Reorganization. For example, based on data as of Aug. 31, 2005, the Selling Fund had pre-Reorganization "net losses" (i.e., capital loss carryforwards as of its last fiscal year end as adjusted by year-to-date realized gains or losses and all net unrealized gains) equal to 224% of its assets. At that time, the Buying Fund had net realized and unrealized gains that exceeded its capital loss carryforwards, and hence no net losses. If the Reorganization had occurred on Aug. 31, 2005, the combined fund would have had net losses equal to 191% of its net assets. Due to the combined effects of loss limitation rules and the spreading of losses over a larger asset base, the amount of net losses as a percentage of net assets available to shelter future growth of the Selling Fund would have decreased from 224% to 191% (a difference of 33 percentage points), and the same figure with respect to the Buying Fund would have increased from 0% to 191% (a difference of 191 percentage points). As a result of this reduction in the relative amount of the capital loss carryforwards and unrealized losses available to shareholders of the Selling Fund following the Reorganization, former shareholders of the Selling Fund could, under certain circumstances, pay more taxes, or pay taxes sooner, than they would if the Reorganization did not occur.

In addition, for five years beginning after the closing date, the combined fund will not be allowed to offset gains "built in" to either fund at the time of the Reorganization against capital losses (including capital loss carryforwards) built in to the other fund.

The realized and unrealized gains and losses of each Fund at the time of the Reorganization will determine the extent to which the combining Funds' respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization.

This description of the federal income tax consequences of the Reorganization does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS

The Board believes that the proposed Reorganization will be advantageous to Selling Fund shareholders for several reasons. The Board considered the following matters, among others, in approving the Reorganization.

- TERMS AND CONDITIONS OF THE REORGANIZATION. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.

- TAX CONSEQUENCES. The Board considered the tax-free nature of the Reorganization.

- CONTINUITY OF INVESTMENT. The Board took into account the fact that, following the Reorganization, shareholders of the Selling Fund will be invested in a fund holding a similar investment securities portfolio, with similar investment objectives, policies, and restrictions.

- EXPENSE RATIOS. The Board considered the relative expenses of the Funds. As of the end of each Fund's most recent fiscal year, the expense ratio for the Buying Fund was higher than the expense ratio for the Selling Fund. The Selling Fund's expense ratio for Class A shares as of March 31, 2005, its most recent fiscal year end, adjusted to reflect current fees, was 1.23% The Buying Fund's expense ratio for Class A shares as of May 31, 2005 its most recent fiscal year end, adjusted to reflect current fees, was capped at 1.44%. As a result, approval of the Reorganization may result in higher expenses for the Selling Fund. However, the Buying Fund is attracting assets, and its expense ratio is projected to fall in the future. Additionally, if shareholders approve the Reorganization, the investment manager has agreed to cap total expenses of the Buying Fund so that Buying Fund expenses stay at or below the median expense ratio of the Buying Fund's Lipper peer group of comparable funds, before giving effect to any performance incentive adjustment. The level of the expense cap will be reviewed and reset annually and the expense cap will remain in place for a period of 5 years following implementation of the Reorganization. Based on the current median expense ratio of the Lipper peer group, the Buying Fund's expense cap for the current year will be 1.36 for Class A shares.

- ECONOMIES OF SCALE. The Board considered the advantage of combining Funds that share similar investment objectives, styles and holdings. The Board believes that by combining the Funds, the shareholders continue to have available to them a Fund with a similar investment objective, but can at the same time take advantage of the economies of scale associated with a larger fund. While, in the short term, approval of the Reorganization may result in higher expenses for the Selling Fund shareholders, the Buying Fund is attracting assets at a rapid rate, and should have greater investment flexibility. Expenses such as audit expenses

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT and accounting expenses that are charged on a per fund basis will be reduced. In addition, if shareholders approve the Reorganization, the investment manager and its affiliates have agreed to cap total expenses of the Buying Fund as discussed in the paragraph on Expense Ratios.

- COSTS. The Board considered the fact that the investment manager has agreed to bear all solicitation expenses in order to achieve shareholder approval of the Reorganization and to bear any other costs of effecting the Reorganization.

- DILUTION. The Board considered the fact that the Reorganization will not dilute the interests of the current shareholders.

- PERFORMANCE. The Board considered the relative performance records of the Funds.

- POTENTIAL BENEFITS TO THE INVESTMENT MANAGER AND ITS AFFILIATES. The Board also considered the potential benefits from the Reorganization that could be realized by the investment manager and its affiliates. The Board recognized that the potential benefits to the investment manager consist principally of the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board also noted, however, that shareholders of the Selling Fund will benefit over time from any decrease in overall operating expense ratios resulting from the proposed Reorganization.

BOARDS' DETERMINATIONS

After considering the factors described above and other relevant information, at a meeting held on Sept. 7-8, 2005, the Selling Fund Board members, including a majority of the independent Board members, found that participation in the Reorganization is in the best interests of the Selling Fund and that the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization.

The Board of Directors of the Buying Fund approved the Agreement at a meeting held on Sept. 7-8, 2005. The Board members considered the terms of the Agreement, the provisions intended to avoid the dilution of shareholder interests and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Buying Fund and that the interests of existing shareholders of the Buying Fund will not be diluted as a result of the Reorganization.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

RECOMMENDATION AND VOTE REQUIRED

The Board recommends that shareholders approve the proposed Agreement. The Agreement must be approved by a majority of the voting power of all shares entitled to vote. If the Agreement is not approved, the Board will consider what further action should be taken.

If shareholders approve the Reorganization, it will take place shortly after the shareholder meeting. In the interim, however, it will be important for the Fund to have a properly elected Board and an IMS Agreement that has been approved by shareholders.

PROPOSAL 2. ELECT BOARD MEMBERS

NOMINEES FOR THE BOARD. Nominees are listed in the following table. Each person is a nominee for each of the 90 RiverSource Funds. Each nominee was elected a member of the Board at the last regular shareholders' meeting except for Ms. Flynn, Ms. Paglia, Ms. Blatz, Mr. Laikind and Ms. Pryor. These nominees were recommended for the position of Board member by the independent Board members. Ms. Flynn and Ms. Paglia began serving the fund in 2004. Ms. Blatz, Mr. Laikind and Ms. Pryor began serving the fund in 2005.

Each Board member will serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attend as members of the Board, whichever occurs first.

All nominees have agreed to serve. If an unforeseen event prevents a nominee from serving, your votes will be cast for the election of a substitute selected by the Board. Information on each nominee follows. Election requires a vote by a majority of the fund's shares voted at the meeting.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

TABLE A-3. INDEPENDENT NOMINEES

NAME,                     POSITION HELD WITH
ADDRESS,                  FUND AND LENGTH     PRINCIPAL OCCUPATION
AGE                       OF SERVICE          DURING PAST FIVE YEARS        OTHER DIRECTORSHIPS       COMMITTEE MEMBERSHIPS
---------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz
901 S. Marquette Ave.
Minneapolis, MN 55402
Age 51

Arne H. Carlson           Board member        Chair, Board Services                                   Contracts, Executive,
901 S. Marquette Ave.     since 1999          Corporation (provides                                   Investment Review, Board
Minneapolis, MN 55402                         administrative services to                              Effectiveness
Age 71                                        boards). Former Governor
                                              of Minnesota.

Patricia M. Flynn         Board member        Trustee Professor of                                    Investment Review, Joint Audit
901 S. Marquette Ave.     since 2004          Economics and Management,
Minneapolis, MN 55402                         Bentley College; former Dean,
Age 54                                        McCallum Graduate School of
                                              Business, Bentley College

Anne P. Jones             Board member        Attorney and consultant                                 Joint Audit, Board
901 S. Marquette Ave.     since 1985                                                                  Effectiveness, Executive,
Minneapolis, MN 55402                                                                                 Investment Review
Age 70

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

NAME,                     POSITION HELD WITH
ADDRESS,                  FUND AND LENGTH OF  PRINCIPAL OCCUPATION
AGE                       SERVICE             DURING PAST FIVE YEARS     OTHER DIRECTORSHIPS          COMMITTEE MEMBERSHIPS
--------------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind           Board member        Former Managing Director,  American Progressive
901 S. Marquette Ave.     since 2005          Shikiar Asset Management   Insurance
Minneapolis, MN 55402
Age 70

Stephen R. Lewis, Jr.     Board member        President Emeritus and     Valmont Industries, Inc.     Contracts, Investment Review,
901 S. Marquette Ave.     since 2002          professor of economics,    (manufactures                Executive, Board Effectiveness
Minneapolis, MN 55402                         Carleton College           irrigation systems)
Age 66

Catherine James Paglia    Board member        Director, Enterprise       Strategic Distribution, Inc. Contracts, Investment Review
901 S. Marquette Ave.     since 2004          Asset Management, Inc.     (transportation,
Minneapolis, MN 55402                         (private real estate and   distribution and logistics
Age 53                                        asset management company)  consultants)

Vikki L. Pryor
901 S. Marquette Ave.
Minneapolis, MN 55402
Age ___

Alan K. Simpson           Board member        Former three-term United                                Investment Review,
1201 Sunshine Ave.        since 1997          States Senator for Wyoming                              Board Effectiveness
Cody, Wyoming 82414
Age 74

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

NAME,                     POSITION HELD WITH
ADDRESS,                  FUND AND LENGTH OF  PRINCIPAL OCCUPATION
AGE                       SERVICE             DURING PAST FIVE YEARS     OTHER DIRECTORSHIPS          COMMITTEE MEMBERSHIPS
--------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby      Board member        Chief Executive Officer,   Hybridon, Inc.               Investment Review, Contracts
901 S. Marquette Ave.     since 2002          RiboNovix, Inc. since      (biotechnology)
Minneapolis, MN 55402                         2003 (biotechnology);
Age 61                                        President, Forester
                                              Biotech

TABLE A-4. NOMINEES AFFILIATED WITH RIVERSOURCE INVESTMENTS

NAME,                     POSITION HELD WITH
ADDRESS,                  FUND AND LENGTH OF  PRINCIPAL OCCUPATION
AGE                       SERVICE             DURING PAST FIVE YEARS     OTHER DIRECTORSHIPS          COMMITTEE MEMBERSHIPS
--------------------------------------------------------------------------------------------------------------------------------
William F. Truscott*      Board member        President, U.S. Asset
53600 AXP Financial       since 2001,         Management - Chief
Center                    Vice President      Investment Officer of
Minneapolis, MN 55474     since 2002          Ameriprise Financial,
Age 44                                        Inc. and President,
                                              Chairman of the Board and
                                              Chief Investment Officer
                                              of RiverSource
                                              Investments since 2001.
                                              Former chief investment
                                              officer and managing
                                              director, Zurich Scudder
                                              Investments.

* Interested person by reason of being an officer, director, securityholder and/or employee of RiverSource Investments.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

BOARD COMMITTEES. The Board has several committees that facilitate the work of the Board. The Executive Committee has authority to act for the full Board between meetings. The Contracts Committee receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process. The Investment Review Committee considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

The Board Effectiveness Committee's charter, Exhibit E, requires it to make recommendations regarding nominees based on criteria approved by the Board. All members of the Committee are independent. Nominee recommendations are based on a matrix of skill sets, experience, and geographical location and each nominee must have a background that demonstrates the ability to furthering the interest of all shareholders. The Committee will consider recommendations from shareholders who write to the Boards and provide detailed information about a candidate. All candidates are processed in the same fashion; first by evaluating a candidate's detailed information against the criteria; then interviewing those candidates who best fill vacancies identified by the matrix.

You may write the Board by addressing a letter to Arne H. Carlson, the independent Chairman of the Board or any other independent member of the Board, at Board Services Corporation, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. However, do not address letters to this address if you are requesting some action regarding your investments. In order to avoid any delay in processing a request regarding an investment, please address these requests to 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

The Joint Audit Committee, made up entirely of independent Board members, operates under a written charter, Exhibit F. The Joint Audit Committee meets with the independent auditors, internal auditors and corporate officers to review and discuss audited financial statements, reports, issues, and compliance matters. This Committee reports significant issues to the Board and makes recommendations to the independent Board members regarding the selection of the independent public accountant. More information regarding this Committee and the fund's independent auditor is found in Section C.

During the 12-month period ended Sept. 30, 2005, the Board met 8 times, Executive 2 times, Contracts 7 times, Investment Review 5 times, Board Effectiveness 6 times and Joint Audit 4 times. All Board members had 100% attendance except for Mr. Simpson who had 82% attendance due to serious illness in January 2005.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

SHAREHOLDER COMMUNICATIONS WITH THE BOARD.

Shareholders may communicate directly with the Board by sending correspondence to Arne H. Carlson, Chair of the Board, RiverSource Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. Correspondence to specific individual Board members also may be directed to the same address. Account-specific correspondence should be directed to RiverSource Funds, 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

BOARD MEMBER COMPENSATION. The following table shows the total compensation received by each Board member from all of the RiverSource Funds. The funds do not pay retirement benefits to Board members. Under a Deferred Compensation Plan, independent Board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of one or more designated RiverSource funds.

TABLE A-5. BOARD MEMBER COMPENSATION(a)

                 AGGREGATE COMPENSATION FROM ALL       COMPENSATION FROM THE
                    RIVERSOURCE FUNDS FOR THE           SELLING FUND DURING
NOMINEE             YEAR ENDED SEPT. 30, 2005             LAST FISCAL YEAR
Flynn                       $143,675(d)                        $  592(b)
Jones                        185,892                            1,630
Lewis                        204,700(e)                         1,730(c)
Paglia                       157,708                              633
Simpson                      138,842                            1,175
Taunton-Rigby                166,842                            1,425

(a) Board members affiliated with RiverSource Investments or Board Services Corporation, a company providing administrative services to the funds, are not paid by the funds. Mr. Carlson's total compensation was $373,750. Board member compensation is a combination of a base fee and meeting fees. Because the spin-off of Ameriprise Financial from American Express Company necessitated 5 additional meetings, Ameriprise Financial reimbursed the funds $23,500 for each member to cover those additional meetings. Ms. Blatz, Mr. Laikind and Ms. Pryor were not board members prior to Sept. 30, 2005 and therefore are not included in the table.
(b) Includes the portion of compensation deferred in the amount of $175 from the Fund.
(c) Includes the portion of compensation deferred in the amount of $693 from the Fund.
(d) Includes the portion of compensation deferred in the amount of $60,371 from the Fund.
(e) Includes the portion of compensation deferred in the amount of $54,839 from the Fund.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

The following table shows the dollar range of shares of all the funds owned by the Board members and the dollar range of shares owned in the Selling Fund.

TABLE A-6. BOARD MEMBER HOLDINGS*

Dollar range of equity securities beneficially owned as of Aug. 31, 2005

                 AGGREGATE DOLLAR RANGE OF EQUITY          DOLLAR RANGE OF
               SECURITIES OF ALL RIVERSOURCE FUNDS      EQUITY SECURITIES IN
NOMINEE              OVERSEEN BY BOARD MEMBER            THE SELLING FUND**
Carlson                   over $100,000                        None
Flynn                   $10,001 - $50,000                      None
Jones                     over $100,000                        None
Lewis                     over $100,000                        None
Paglia                 $50,001 - $100,000                      None
Simpson                $50,001 - $100,000                      None
Taunton-Rigby             over $100,000                        None
Truscott                  over $100,000                        None

  * Ms. Blatz, Mr. Laikind and Ms. Pryor were not Board members prior to Sept. 30, 2005 and therefore are not included in the table.

 ** The percentage of shares beneficially owned by all Board members and officers as a group does not exceed 1% of any class of shares of any fund.

FUND OFFICERS. In addition to Mr. Truscott, the fund's other executive officers are:

LESLIE L. OGG, age 67. Vice president, general counsel and secretary since 1978. President of Board Services Corporation.

JEFFREY P. FOX, age 50. Treasurer since 2002. Vice President - Investment Accounting of Ameriprise Financial.

PAULA R. MEYER, age 51. President since 2002. Senior Vice President and General Manager - Mutual Funds, RiverSource Investments.

Officers serve at the pleasure of the Board. Officers are paid by Ameriprise Financial, Inc., RiverSource Investments or Board Services Corporation. During the last fiscal year, no officer earned more than $60,000 from any fund.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

PROPOSAL 3. APPROVE OR REJECT AN AMENEDMENT TO THE ARTICLES OF INCORPORATION

The Fund is a Minnesota corporation and operates under an organizational document called the articles of incorporation. The articles of incorporation set forth various provisions relating to the authority of the fund to conduct business and the governance of the fund.

The Board has approved, and recommends that shareholders approve, a proposal to amend the fund's articles of incorporation (the "Articles"). The fund's investments and investment policies will not change by virtue of the adoption of the amendment to the Articles.

A. MINIMUM ACCOUNT VALUE

Generally, shareholders must invest at least $2,000 to open a fund account.
Section 7 of the Articles currently provides that the fund may redeem shares if an account falls below a value of $1,000. Small accounts can be costly to maintain and this provision allows the Board to close accounts that no longer meet the fund's minimum standards. However, the current provision does not allow the Board to redeem accounts if the value is higher than $1,000. In the future, there may be circumstances in which a minimum account value higher than $1,000 is in the best interest of the fund and its shareholders. As a consequence, the Board recommends that the Articles be amended to eliminate the reference to a specific dollar amount. As proposed, the amended Articles will permit the Board to establish a minimum account value that will be disclosed in the fund prospectus. The Board will be able to change the minimum account value without further action by shareholders.

If the change is approved, the Articles will be amended as follows ([Underline]additions are underlined[/Underline],[Strikethrough]deletions are lined through[/Strikethrough]):

Article III, Section 7 will be amended to read:

Section 7. The Fund may redeem the shares of a shareholder if the amount invested is less than [Strikethrough]$1,000[/Strikethrough] [Underline]an amount determined by the Board of Directors and set forth in the current Fund prospectus.[/Underline]

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

B. NAME CHANGE.

Historically the name of the fund has reflected the name of the investment manager. Since 1999, the name of the fund has included the letters AXP, which is an abbreviated form of the name American Express. In August 2005, American Express Financial Corporation ("AEFC"), the fund's investment manager changed its name to Ameriprise Financial, Inc. ("Ameriprise Financial") in anticipation of its spin off from American Express Company, its parent company. On Oct. 1, 2005, Ameriprise Financial transferred responsibility for the fund's investment advisory services to its wholly owned subsidiary, RiverSource Investments. The Board made a corresponding change to the name of the fund by substituting the name RiverSource for AXP. The name of the corporate entity can be changed only with approval of the shareholders of all the underlying funds that make up the corporation. The Board recommends that the name of the corporate entity also be changed to include the name RiverSource instead of AXP. The changes are shown in the table below.

This is the first shareholder meeting since the spin off of the investment manager and the first opportunity for shareholders to consider a name change for the corporation.

TABLE A-7. PROPOSED NAME OF CORPORATION

CURRENT NAME OF CORPORATION        PROPOSED NAME OF CORPORATION
AXP Strategy Series, Inc.          RiverSource Strategy Series, Inc.

BOARD RECOMMENDATION AND VOTE REQUIRED. The Board recommends that you vote to approve the amendments to the Articles. The changes require the approval by a majority of the shares voted at the meeting. The changes will be effective when the amendments are filed with the Secretary of State's office. This filing is expected to occur shortly after the shareholder meeting.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

PROPOSAL 4. APPROVE OR REJECT AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

The fund pays fees to RiverSource Investments under an Investment Management Services Agreement (the "IMS Agreement") for investment management services. The services include providing the personnel, equipment and office facilities necessary for the management of the fund's assets. Subject to the direction of the Board and consistent with the fund's investment policies, the investment manager decides what securities to buy, hold or sell. The investment manager also executes buy and sell orders and provides research and statistical data to support investment management activities. RiverSource Investments hires and pays a subadviser to perform the day-to-day management functions.

TERMS OF THE CURRENT IMS AGREEMENT. The fee the fund pays to RiverSource Investments for its services under the current IMS Agreement is based on the net assets of the fund and decreases as the size of the fund increases. The complete fee schedule for the fund and other funds managed by RiverSource Investments is found in Section C. The fund also pays its taxes, brokerage commission and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; consultant fees; Board compensation; corporate filing fees; organizational expenses; expenses incurred in connection with lending portfolio securities; and other expenses properly payable by the fund, approved by the Board. Section C includes information on the date of the current IMS Agreement, the date it was last approved by shareholders and the reason why it was submitted to shareholders at that time.

INVESTMENT MANAGER. On Sept. 30, 2005, Ameriprise Financial became a publicly traded company and on Oct. 1, 2005 transferred the investment management functions to RiverSource Investments, a wholly owned subsidiary. While this change did not cause a termination of the IMS Agreement, the Board determined that it would be prudent to give shareholders an opportunity to vote on the arrangement.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

PERFORMANCE INCENTIVE ADJUSTMENT ("PIA") CALCULATION.

The management fee includes a PIA as part of the fee. The adjustment is based on the performance of the fund compared to the performance of a group of similar funds, as measured by a Lipper Index. The proposed modification clarifies the circumstances where the Board may change the index for purposes of this calculation. The provision in the current IMS Agreement will be modified to read as follows ([Underline]additions are underlined[/Underline],[Strikethrough] deletions are lined through[/Strikethrough]):

    If an Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, in the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the Fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index, or (2) adoption of a methodology to transition to a substitute index it has approved. [Strikethrough]no adjustment will be made until such time as the Board approves a substitute index.[/Strikethrough]

BASIS FOR RECOMMENDATION OF THE BOARD

Following announcement of the spin-off of Ameriprise Financial from American Express Company, the Board and Ameriprise Financial agreed to review and revise, where appropriate, the terms of all contracts, including the IMS Agreement, pursuant to which Ameriprise Financial or its affiliates provides services to the funds. Each year, the Board determines whether to continue the IMS Agreement for each fund and, in doing so, evaluates the quality and level of service received under the IMS Agreement and the costs associated with those services. Accordingly, in March and April of each year, Ameriprise (formerly American Express Financial Corporation) prepares detailed reports for the Board, which include data prepared by independent organizations, to assist the Board in making this determination. The Board accords considerable weight to the deliberations and conclusions of its committees in determining whether to continue the IMS Agreement.

After thorough review of the reports and data provided at a meeting held in person on April 14, 2005, the Board, including a majority of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement for each fund were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement for only an interim period ending on the earlier of (i) the effective date of the spin-off; or (ii) the approval of a new investment management services agreement with Ameriprise Financial by the shareholders of each fund, but in no event for a period longer than one year. While it was expected that the spin-off would not result in an "assignment" of an IMS Agreement under the Investment Company

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

Act of 1940 and, therefore, would not cause the termination of the IMS Agreement according to its terms, Schulte Roth & Zabel LLP, was retained as independent counsel to the Board, advised the Board that the legal question of whether the spin-off would result in an assignment turns on a highly fact-sensitive analysis. Therefore, the Board determined, as a matter of prudence, to proceed as if each IMS Agreement would terminate as a result of the spin-off. Accordingly, the Board determined to renew each IMS Agreement for the interim period only and to consider a new IMS Agreement for each fund prior to the spin-off.

For the six months following the April 2005 meeting, the Board and its committees have been evaluating whether to approve a proposed IMS Agreement for each fund with post-spin Ameriprise Financial. Schulte Roth & Zabel LLP, has assisted the Board in fulfilling its statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the proposed IMS Agreements. As a key step in this process, independent counsel sent, on behalf of the independent members of the Board, a detailed and expansive request for information to American Express Company and Ameriprise Financial, seeking specified information thought to be relevant to the Board's consideration of the proposed contracts with post-spin Ameriprise Financial. The Board and its committees were provided with a wealth of written and oral information intended to assist them in considering the proposed contracts, including the proposed IMS Agreements. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an independent entity, would be capable of continuing to provide a high quality of services to the funds, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC ("CSFB"). At the Board's requests, CSFB provided various written materials and oral presentations analyzing the capital adequacy of Ameriprise Financial. The costs of independent counsel and CSFB and of additional meetings of the Board were borne by Ameriprise Financial as part of the commitment of American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.

During the course of the six-month period following the April 2005 meeting, the Board and its committees met at five in-person meetings to consider the information provided by American Express Company, Ameriprise Financial, independent counsel and CSFB. At an in-person meeting held on Sept. 8, 2005, based on all of the information provided as well as the deliberations occurring at that meeting and the previous meetings held since the announcement of the spin-off, the Board, including all of its independent members, approved the new contracts, including each proposed IMS Agreement.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

ON OCT. 1, 2005, PURSUANT TO AN AGREEMENT BETWEEN THE FUND AND AMERIPRISE FINANCIAL, THE IMS AGREEMENT WAS TRANSFERRED TO RIVERSOURCE INVESTMENTS, LLC, A WHOLLY-OWNED SUBSIDIARY OF AMERIPRISE FINANCIAL.

FOR THESE REASONS, THE BOARD, INCLUDING ALL OF ITS INDEPENDENT MEMBERS, RECOMMENDS THAT YOU APPROVE THE PROPOSED IMS AGREEMENT FOR YOUR FUND(S).

THE BOARD'S SPECIFIC CONSIDERATIONS RELATING TO THE PROPOSED IMS AGREEMENTS

In carrying out its legal responsibilities associated with the consideration of the proposed IMS Agreements, the Board evaluated the following four factors: (i) the nature, extent and quality of services to be provided by RiverSource Investments; (ii) the investment performance of the fund; (iii) the costs of the services to be provided and the profits to be realized by Ameriprise Financial; and (iv) the extent to which economies of scale would be realized as the fund grows and whether the fee level reflects these economies of scale for the benefit of fund investors.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 determination to renew the IMS Agreement for each fund and that in April 2005, it had concluded that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the funds. However, the Board also recognized that this assessment must be supplemented with an evaluation of whether the spin-off or other factors would result in any changes to the advisory services currently provided to the funds. In this regard, the Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by RiverSource
Investments: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully rebrand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and independent counsel, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express) should enable RiverSource Investments to continue to provide a high quality and level of advisory services to the funds. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial to continue to meet its legal and compliance responsibilities, build its distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow its business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the foregoing representations. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the funds as a result of the announcement of the spin-off.

The Board concluded that, based on all of the materials and information provided (and with the assistance of independent counsel), post-spin Ameriprise Financial would be in a position to continue to provide a high quality and level of investment management services to the funds.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance either met expectations or, if not, that appropriate action (such as changes to portfolio management) had been (or was being) pursued in order to help the fund achieve its longer-term performance objective.

The Board also considered that it has received monthly performance reports for the funds. The Board and its committees concluded in September 2005 that there have been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services to be provided under the current and proposed IMS Agreements, including fees charged by RiverSource Investments to its institutional clients and paid to sub-advisers. The Board studied RiverSource Investments' effort (i.e., its "pricing philosophy") to set substantially all funds' total expense ratios at or below the median expense ratio of a group of comparable mutual funds compiled by Lipper, Inc. The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to the administrative services fees. It also noted that RiverSource Investments agreed to voluntarily imposed expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points unless the higher ratio was due to the impact of the performance fee adjustment or was due to the added costs associated with having subadvisers manage a fund. The Board considered that, with respect to all funds, other than [Mid Cap Growth, Small Cap Advantage, Strategic Allocation, Variable Portfolio Diversified Equity Income and Variable Portfolio Mid Cap Growth],

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT advisory fees under the proposed IMS Agreements would stay the same or decrease (as indicated in Table B-5, below) and that, with respect to [Diversified Equity Income, Mid Cap Growth, Small Cap Advantage, VP Diversified Equity Income and VP Mid Cap Growth], would increase under each applicable proposed IMS Agreement. The Board accorded significant weight to the fact that the proposed changes in fee schedules were intended primarily to achieve a rational pricing model applied consistently across the various product lines in the fund family, while assuring that overall fees for each fund are in line with the "pricing philosophy." With respect to the equity and balanced funds, the Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board took into account its past determinations regarding the appropriateness of (i) the use of the relevant index for each fund for the comparison of performance; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the funds' assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that with respect to the relevant sub-advised funds, there was limited opportunity for these funds to achieve large scale growth and thus provide RiverSource Investments with potential economies of scale.

The Board next considered the expected profitability to RiverSource Investments and its affiliates derived from its relationship with the fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of RiverSource Investments would allow it to operate effectively and, at the same time, reinvest in its businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain funds would result in revenue gains, while taking into account that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly rebranding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the funds and from other business relationships that result from managing the funds. The Board also considered the fees charged by Ameriprise Financial to its institutional clients and paid to sub-advisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed IMS Agreement provides adequate opportunity for shareholders to realize benefits as fund assets grew.

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the proposed IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreements. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts. Furthermore, the Board recognized that it was not limited to considering management's proposed contracts. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments (or its subsidiaries). The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, RiverSource Investments continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the funds with an expectation that the current investment advisory organization would be servicing the funds.

As a result of all of the foregoing, the Board determined that the fees to be paid under each proposed IMS Agreement were fair and reasonable in light of services proposed to be provided.

BOARD RECOMMENDATION AND VOTE REQUIRED. For the foregoing reasons, the Board recommends that shareholders of each fund approve the applicable proposed IMS Agreement. The proposed IMS Agreement must be approved by the lesser of (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If shareholders approve the proposed IMS Agreement, it will take effect shortly after the shareholder meeting. If the proposed IMS Agreement is not approved, the Board will consider appropriate steps to take.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

SECTION B -- PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

VOTING. You are entitled to vote based on your total dollar interest in the Fund. Each dollar is entitled to one vote. For those of you who cannot come to the meeting, the Board is asking permission to vote for you. The shares will be voted as you instruct either by mail, telephone or internet. Signed proxy cards returned without instructions will be voted in favor of all proposals.

The corporation of which the Fund is part issues several series of common stock. Each series is a separate fund. On the election of Board members and the amendment of the Articles of Incorporation, you vote together with the owners of shares of all the other funds that are part of the corporation. On the Reorganization and the IMS Agreement you vote together with the owners of the other shares in your fund.

In voting for Board members, you may vote all of your shares cumulatively. This means that you have the right to give each nominee an equal number of votes or divide the votes among the nominees as you wish. You have as many votes as the number of dollars you own on the record date, multiplied by the number of Board members to be elected. If you elect to withhold authority for any individual nominee or nominees, you may do so by marking the box labeled "For All Except," and by striking the name of any excepted nominee, as is further explained on the card itself. If you do withhold authority, the proxies will not vote shares equivalent to the proportionate number applicable to the names for which authority is withheld.

All votes count toward a quorum, regardless of how they are voted (For, Against or Abstain). Broker non-votes will be counted toward a quorum but not toward the approval of any proposals. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote.)

If your shares are held in an IRA account with Ameriprise Trust Company as custodian, you have the right to instruct the IRA Custodian how to vote those shares. The IRA Custodian will vote any shares for which it has not received voting instructions in proportionately the same manner -- either For, Against, or Abstain -- as other fund shareholders have voted.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

REVOKING YOUR PROXY. If you change your mind after you vote and you can attend the meeting, simply inform the Secretary at the meeting that you will be voting your shares in person. Also, if you change your mind after you vote, but cannot attend the meeting, you may change your vote or revoke it by mail, telephone or internet.

SIMULTANEOUS MEETINGS. The meeting will be held simultaneously with meetings of other RiverSource mutual funds. Each proposal will be voted on separately by shareholders of a corporation or by shareholders of a fund or by a class of shares of the fund where appropriate. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her fund's meeting to a time immediately after the simultaneous meetings so that a meeting of that fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment.

SOLICITATION OF PROXIES. The Board is asking for your vote and for you to vote as promptly as possible. The investment manager will pay the expenses of the solicitation. Supplementary solicitations may be made by mail, telephone, electronic means or personal contact.

SHAREHOLDER PROPOSALS. No proposals were received from shareholders. The Funds are not required to hold regular meetings of shareholders each year. However, meetings of shareholders are held from time to time and proposals of shareholders that are intended to be presented at future shareholder meetings must be submitted in writing to the Funds in reasonable time prior to the solicitation of proxies for the meeting.

DISSENTERS' RIGHT OF APPRAISAL. Under Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act, Selling Fund shareholders are entitled to assert dissenters' rights in connection with the Reorganization and obtain payment of the "fair value" of their shares, provided that they comply with the requirements of Minnesota law. A copy of the relevant provisions is attached as Exhibit C.

Notwithstanding the provisions of Minnesota law, the SEC has taken the position that use of state appraisal procedures by a mutual fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. This rule states that no mutual fund may redeem its shares other than at net asset value next computed after receipt of a request for redemption. It is the SEC's position that Rule 22c-1 supersedes appraisal provisions in state statutes.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

In the interest of ensuring equal valuation for all shareholders, dissenters' rights will be determined in accordance with the SEC's interpretation. As a result, if any shareholder elects to exercise dissenters' rights under Minnesota law, the Selling Fund intends to submit this question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

OTHER BUSINESS. The Board does not know at this time of any other business to come before the meetings. If something does come up, the proxies will use their best judgment to vote for you on the matter.

ADJOURNMENT. In the event that not enough votes in favor of the proposal are received by the time scheduled for the meeting, the persons named as proxies may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of shareholders on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. The persons named as proxies will vote in favor of adjournment those shares they are entitled to vote that have voted in favor of the proposals. They will vote against any adjournment those shares that have voted against the proposals. The investment manager will pay the costs of any additional solicitation and of any adjourned meeting. A shareholder vote may be taken on one or more of the items in this proxy statement prior to adjournment if sufficient votes have been received.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

SECTION C -- CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND INFORMATION

This section contains the following information about your fund, its investment manager and the independent auditors:

TABLE       CONTENT
            (all information is shown for the last fiscal year unless noted
            otherwise)
C-1         Actual and pro forma capitalization of the Selling Fund and the
            Buying Fund
C-2         Actual and pro forma ownership of fund shares
C-3         Current management fee schedule for the fund and other RiverSource funds with similar investment objectives
C-4         Payments the fund made to the investment manager and its affiliates
C-5         Brokerage commissions the fund paid to a broker-dealer affiliate
C-6         Information about shareholder approval of current management agreements
C-7A        Audit fees
C-7B        Audit-related, tax and other fees

THE FUND'S INVESTMENT MANAGER AND DISTRIBUTOR. RiverSource Investments is the investment manager for the fund. Ameriprise Financial Services, Inc., a wholly owned subsidiary of Ameriprise Financial, is the distributor for the fund. The address for RiverSource Investments and Ameriprise Financial Services, Inc. is 200 Ameriprise Financial Center, Minneapolis, MN 55474.

PRESIDENT AND BOARD OF DIRECTORS OF RIVERSOURCE INVESTMENTS. William F. Truscott is President of RiverSource Investments. The following individuals are directors of RiverSource Investments. Each director is an officer of RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, MN 55474. Directors:
William F. Truscott, Ward D. Armstrong and Michelle M. Keeley.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

CAPITALIZATION

The following table shows the capitalization of the Funds as of Sept. 30, 2005 and on a pro forma basis, assuming the proposed Reorganization had taken place.

TABLE C-1. ACTUAL AND PRO FORMA CAPITALIZATION OF THE SELLING FUND AND THE BUYING FUND

                                             NET ASSET VALUE       SHARES
FUND                     NET ASSETS             PER SHARE       OUTSTANDING
STRATEGY AGGRESSIVE
 Class A                $429,734,184               $12.69        33,874,460
 Class B                 123,633,158                11.24        11,001,925
 Class C                   1,600,689                11.24           142,435
 Class I                      11,971                13.02               919
 Class Y                     415,803                12.96            32,092

AGGRESSIVE GROWTH
 Class A                $ 30,462,999               $ 8.00         3,807,197
 Class B                   7,757,666                 7.86           986,357
 Class C                     637,400                 7.86            81,067
 Class I                  55,735,958                 8.05         6,923,089
 Class Y                      38,714                 8.03             4,821

AGGRESSIVE GROWTH - PRO FORMA WITH STRATEGY AGGRESSIVE
 Class A                $460,197,183               $ 8.00        57,523,970
 Class B                 131,390,824                 7.86        16,715,766
 Class C                   2,238,089                 7.86           284,717
 Class I                  55,747,929                 8.05         6,924,576
 Class Y                     454,517                 8.03            56,602

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

OWNERSHIP OF FUND SHARES

The following table provides information on shareholders who owned more than 5% of each Fund's outstanding shares as of Sept. 30, 2005. As of Sept. 30, 2005, officers and Board members of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

TABLE C-2

ACTUAL AND PRO FORMA OWNERSHIP OF FUND SHARES

                                                PERCENT OF
                                   PERCENT     SHARES HELD
                                  OF SHARES   FOLLOWING THE
FUND                  5% OWNERS      HELD     REORGANIZATION
STRATEGY AGGRESSIVE
 Class A                 None         --            --
 Class B                 None         --            --
 Class C                 None         --            --
 Class I                   (1)       100%            *
 Class Y                   (2)        99%           91%

AGGRESSIVE GROWTH
 Class A                   (3)         5%            *
 Class B                 None         --            --
 Class C                   (4)        10%            3%
 Class I                   (5)        98%           98%
 Class Y                   (6)       100%            9%

(1) Ameriprise Financial, Minneapolis, MN owns 100%.
(2) Met Life, Jersey City, NJ owns 98.86%.
(3) Charles Schwab & Co Inc., a brokerage firm, owns of record 5.45%.
(4) Roger J., Sylvia Ann and Matthew Thompson, Eagle, ID own 10.11%.
(5) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.12%. RiverSource Portfolio Builder Moderate Fund owns 20.46%. RiverSource Portfolio Builder Aggressive Fund owns 19.5%. RiverSource Portfolio Builder Total Equity Fund owns 19.22%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.95%.
(6) Charles Schwab & Co Inc., a brokerage firm, owns of record 58.52%. Ameriprise Financial, Minneapolis, MN owns 41.48%.
 *  Less than 1%.

The following table shows the management fee schedule for the fund and other domestic equity funds managed by the investment manager.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

TABLE C-3. CURRENT MANAGEMENT FEE SCHEDULE FOR THE FUND AND OTHER RIVERSOURCE FUNDS WITH SIMILAR INVESTMENT OBJECTIVES

                                           MANAGEMENT FEE                  FEE CAP OR WAIVERS
RETAIL FUNDS                         (ANNUAL RATE; IN BILLIONS)              (IF APPLICABLE)
----------------------------------------------------------------------------------------------
Aggressive Growth(2,4)          First $.5 - .89%; next $.5 - .865%;       1.53% until 5/31/06
                                next $1 - .84%; next $1 - .815%;
                                next $3 - .79%; over $6 - .765%

Disciplined Equity(2)           First $1 - .60%; next $1 - .575%;         Disciplined Equity:
Growth(2),(3)                   next $1 - .55%; next $3 - .525%;          1.25% until 7/31/06
Large Cap Equity(2)             next $6 - .50%; next $12 - .49%;
Large Cap Value(2)              over $24 - .48%                           Large Cap Value:
Mid Cap Growth(2)                                                         1.35% until 7/31/06
New Dimensions(2),(3)

Discovery (2),(5)               First $.25 - .64%; next $.25 - .615%;     1.49% until 7/31/06
                                next $.25 - .59%; next $.25 - .565%;
                                next $1 - .54%; over $2 - .515%

Diversified Equity              First $.5 - .53%;
Income(2),(3)                   next $.5 - .505%; next $1 - .48%;
Equity Value(2)                 next $1 - .455%; next $3 - .43%;
Stock(2),(3)                    over $6 - .40%
Strategic Allocation (2),(3)

Dividend Opportunity(2)         First $.5 - .61%; next $.5 - .585%;
                                next $1 - .56%; next $1 - .535%;
                                next $3 - .51%; over $6 - .48%

Fundamental Growth(2),(6)       First $.5 - .78%; next $.5 - .78%;        1.50% until 5/31/06
                                next $1 - .755%; next $1 - .73%;
                                next $3 - .705%; over $6 -.68%

Fundamental Value(2),(7)        First $.5 - .73%; next $.5 - .705%;
Value (2),(8)                   next $1 - .68%; next $1 - .655%;
                                next $3 - .63%; over $6 - .60%

Mid Cap Value(2)                First $1 - .70%; next $1 - .675%;
                                next $1 - .65%; next $3 - .625%;
                                next $6 - .60%; next $12 - .59%;
                                over $24 - .58%

Select Value(2),(9)             First $.5 - .78%; next $.5 - .755%;
                                next $1 - .73%; next $1 - .705%;
                                next $3 - .68%; over $6 - .65%

Small Cap Advantage(2),(10)     First $.25 - .74%; next $.25 - .715%;
                                next $.25 - .69%; next $.25 - .665%;
                                next $1 - .64%; over $2 - .615%

Small Cap Equity(2),(5)         First $.25 - .97%; next $.25 - .945%;     1.55% until 5/31/06
Small Cap Value(2),(11)         next $.25 - .92%; next $.25 - .895%;      1.59% until 5/31/06
                                over $1 - .87%

Small Cap Growth(2),(12)        First $.25 - .92%; next $.25 - .895%;     1.70% until 3/31/07
                                next $.25 - .87%; next $.25 - .845%;
                                next $1 - .82%; over $2 - .795%

Strategy Aggressive(2)          First $1 - .60%; next $1 - .575%;
                                next $1 - .55%; next $3 - .525%;
                                over $6 - .50%

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

(1) The information is shown for Class A shares. Fees and expenses in excess of the percentage shown will be waived. Fee caps for other classes of shares will vary slightly based on the expenses of those classes.
(2) The fund has a PIA based on its performance compared to a Lipper index of comparable funds over a rolling 12-month period.
(3) The fund is part of the master/feeder structure. Management fees are paid by the portfolio on behalf of the fund.
(4) The fund has a subadvisory agreement with American Century Investment Management, Inc. and Turner Investment Partners, Inc.
(5) The fund has subadvisory agreements with American Century Investment Management, Inc., Lord, Abbett & Co. and Wellington Management Company, LLP.
(6) The fund has a subadvisory agreements with Wellington Management Company, LLP and Goldman Sachs Asset Management L.P.
(7)  The fund has a subadvisory agreement with Davis Advisors.
(8)  The fund has a subadvisory agreement with Lord, Abbett & Co.
(9)  The fund has a subadvisory agreement with Gabelli Asset Management Company.
(10) The fund has a subadvisory agreement with Kenwood Capital Management LLC.
(11) The fund has subadvisory agreements with Royce & Associates, Inc.; Goldman Sachs Asset Management L.P.; Barrow, Hanley, Mewhinney & Strauss, Inc.; Donald Smith & Co., Inc.; and Franklin Portfolio Associates.
(12) The fund has subadvisory agreements with Turner Investment Partners, Inc.; and UBS Global Asset Management (Americas) Inc., Essex Investment Management Company, LLC and MDT Advisers, a division of Harris Bietall Sullivan and Smith, LLC.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

TABLE C-4. FUND PAYMENTS TO THE INVESTMENT MANAGER AND ITS AFFILIATES*

FUND                    ADMIN        DIST           IMS       SERVICE       TA        CUSTODY
Strategy Aggressive   $369,709    $3,160,745    $3,390,499    $1,781    $2,696,085    $81,097

* The Administrative Services Agreement ("Admin") is between the fund and Ameriprise Financial. The Agreement of Distribution ("Dist") and Shareholder Service Agreement ("Service") are between the fund and Ameriprise Financial Services, Inc. The Investment Management Services Agreement ("IMS") is between the fund and RiverSource Investments. The Transfer Agent ("TA") Agreement is between the fund and RiverSource Service Corporation. The Custodian Agreement ("Custody") is between the fund and Ameriprise Trust Company. Services under these agreements will continue to be provided after the IMS Agreement is approved.

TABLE C-5. BROKERAGE COMMISSIONS PAID TO BROKER-DEALER AFFILIATES

                     BROKER/               AMOUNT OF               % OF ALL
FUND                 DEALER               COMMISSIONS             COMMISSIONS
Strategy Aggressive  AEIS(1)                 $7,880                  0.84%

(1) Wholly-owned subsidiary of Ameriprise Financial. The amount shown represents brokerage clearing fees.

TABLE C-6. DATES RELATING TO APPROVAL OF MANAGEMENT AGREEMENT

                                           DATE LAST                 REASON
                     DATE OF              APPROVED BY             SUBMITTED TO
FUND                 CONTRACT             SHAREHOLDERS            SHAREHOLDERS
Strategy Aggressive   12/1/02              11/13/2002                   1

(1) Shareholders approved modifications to the performance incentive adjustment.

THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT. The 1940 Act provides that every registered investment company must be audited at least once each year by independent registered public accountants selected by a majority of the independent Board members. The Selling Fund's Board has selected KPMG LLP to be the Fund's independent registered public accountant for the current fiscal year. KPMG LLP, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed in writing to the Board's Joint Audit Committee that they are independent accountants with respect to the Fund.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

The independent accountants examine the financial statements for the Fund and provide other requested non-audit and tax-related services to the Fund that are set forth in the annual report to shareholders. The Joint Audit Committee reviewed and discussed the audited financial statements with RiverSource Investments and reviewed with KPMG LLP the matters required to be discussed by SAS 61 (for example, methods used to account for significant unusual transactions); and, based on the review and discussions, recommended to the Board that the audited financial statements be included in the annual report to shareholders.

The Joint Audit Committee does not consider other non-audit services provided by KPMG LLP to be incompatible with maintaining the independence of KPMG LLP in its audits of the Fund, taking into account representations from KPMG LLP, in accordance with ISB No. 1, regarding its independence from the Fund and its related entities.

Representatives of KPMG LLP are expected to be present at the meeting. They will be given the opportunity to make a statement to shareholders and are expected to be available to respond to any questions that may be raised at the meeting.

JOINT AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. Pursuant to the pre-approval requirements of the Sarbanes-Oxley Act of 2002, all services to be performed by KPMG LLP for the Fund; the Fund's investment adviser; and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, must be pre-approved by the Joint Audit Committee.

AUDIT FEES. During the last two fiscal years, the aggregate fees paid to KPMG LLP for professional services rendered for the audit of the annual financial statements or services that are normally provided in connection with statutory and regulatory filings for the Fund were as follows:

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

TABLE C-7A. AUDIT FEES
DURING THE FUND'S LAST TWO FISCAL YEARS

FUND                                LAST FISCAL YEAR      PREVIOUS FISCAL YEAR
Strategy Aggressive                     $27,000                 $27,000

The following table shows aggregate fees paid by the Fund to KPMG LLP in each of the last two fiscal years for services that are not included in Table C-7A. All of the services performed were pre-approved by the Joint Audit Committee.

AUDIT-RELATED FEES. Assurance and related services that are reasonably related to the performance of the audit or review.

TAX FEES. Tax compliance, tax advice and tax planning.

ALL OTHER FEES. All other services rendered by KMPG LLP.

TABLE C-7B. AUDIT-RELATED, TAX AND OTHER FEES
DURING THE FUND'S LAST TWO FISCAL YEARS

                     AGGREGATE AUDIT-        AGGREGATE           AGGREGATE
                       RELATED FEES           TAX FEES           OTHER FEES
------------------------------------------------------------------------------
                      LAST   PREVIOUS     LAST    PREVIOUS     LAST   PREVIOUS
                     FISCAL   FISCAL     FISCAL    FISCAL     FISCAL   FISCAL
FUND                  YEAR     YEAR       YEAR      YEAR       YEAR     YEAR
Strategy Aggressive   $170      $0       $2,650    $2,550       $0       $0

AGGREGATE NON AUDIT FEES TO STRATEGY AGGRESSIVE,
INVESTMENT MANAGER AND ITS AFFILIATES

For the year ended Sept. 30, 2005, the aggregate non-audit fees billed for services rendered to the fund, to the investment manager and to any entity controlling, controlled by or under common control with the investment manager that provides ongoing services to the funds was $89,820. For the year ended Sept. 30, 2004, the aggregate amount was $129,450.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization dated as of ___, 2005 (the "Agreement") is between AXP Strategy Series, Inc. (the "Selling Corporation"), a Minnesota corporation, on behalf of its series, RiverSource Strategy Aggressive Fund (the "Selling Fund"), and AXP Partners Series, Inc. (the "Buying Corporation), a Minnesota corporation, on behalf of its series, RiverSource Aggressive Growth Fund (the "Buying Fund), and RiverSource Investments, LLC (solely for the purposes of Section 3c and 10 of the Agreement).

In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Selling Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates (the "Reorganization"). The Buying Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Selling Fund.

2.  REORGANIZATION.

    a. Plan of Reorganization. The Reorganization will be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing, the Selling Corporation will convey all of the assets of the Selling Fund to the Buying Fund. The Buying Fund will assume all liabilities of the Selling Fund. At the Closing, the Buying Corporation will deliver shares of the Buying Fund, including fractional shares, to the Selling Corporation. The number of shares will be determined by dividing the value of the net assets of shares of the Selling Fund, computed as described in paragraph 3(a), by the net asset value of one share of the Buying Fund, computed as described in paragraph 3(b). The Selling Fund will not pay a sales charge on the receipt of Buying Fund shares in exchange for the assets of the Selling Fund. In addition, the shareholders of the Selling Fund will not pay a sales charge on distribution to them of shares of the Buying Fund.

    b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of shareholders of the Selling Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       A.1

3.  VALUATION OF NET ASSETS.

    a. The net asset value of shares of the Selling Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Buying Fund's prospectus.

    b. The net asset value per share of shares of the Buying Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Buying Fund's prospectus.

    c. At the Closing, the Selling Fund will provide the Buying Fund with a copy of the computation showing the valuation of the net asset value per share of shares of the Selling Fund on the Valuation Date. The Buying Fund will provide the Selling Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Buying Fund on the Valuation Date. Both computations will be certified by an officer of RiverSource Investments, LLC, the investment manager.

4.  LIQUIDATION AND DISSOLUTION OF THE SELLING FUND.

    a. As soon as practicable after the Valuation Date, the Selling Corporation will liquidate the Selling Fund and distribute shares of the Buying Fund to the Selling Fund's shareholders of record. The Buying Fund will establish shareholder accounts in the names of each Selling Fund shareholder, representing the respective pro rata number of full and fractional shares of the Buying Fund due to each shareholder. All issued and outstanding shares of the Selling Fund will simultaneously be cancelled on the books of the Selling Corporation. The Buying Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Corporation.

    b. Immediately after the Valuation Date, the share transfer books of the Selling Corporation relating to the Selling Fund will be closed and no further transfer of shares will be made.

    c. Promptly after the distribution, the Buying Fund or its transfer agent will notify each shareholder of the Selling Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.

    d. As promptly as practicable after the liquidation of the Selling Fund, and in no event later than twelve months from the date of the Closing, the Selling Fund will be dissolved.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       A.2

5.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BUYING CORPORATION.

    The Buying Corporation represents and warrants to the Selling Fund as follows:

    a. Organization, Existence, etc. The Buying Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota and has the power to carry on its business as it is now being conducted.

    b. Registration as Investment Company. The Buying Fund is a series of the Buying Corporation, registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company.

    c. Capitalization. The Buying Corporation has authorized capital of 10,000,000,000 shares of common stock, par value $0.01 per share. All of the outstanding shares have been duly authorized and are validly issued, fully paid and non-assessable. Since the Buying Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

    d. Financial Statements. The audited financial statements as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Buying Fund Financial Statements"), fairly present the financial position of the Buying Fund, and the results of its operations and changes in its net assets for the periods shown.

    e. Shares to be Issued Upon Reorganization. The shares to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid and non-assessable.

    f. Authority Relative to the Agreement. The Buying Corporation has the power to enter into and carry out the obligations described in this Agreement. The Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Buying Corporation and no other proceedings by the Buying Corporation or the Buying Fund are necessary.

    g. No Violation. The Buying Corporation is not in violation of its Articles of Incorporation or By-Laws (the "Articles") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Buying Fund is subject. The transactions will not result in any violation of the provisions of the Articles or any law, administrative regulation or administrative or court decree applicable to the Buying Fund.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       A.3

    h. Liabilities. There are no liabilities of the Buying Fund other than:

       -  liabilities disclosed in the Buying Fund Financial Statements,

       - liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or

       - liabilities previously disclosed to the Selling Fund, none of which has been materially adverse to the business, assets or results of operation of the Buying Fund.

    i. Litigation. There is no litigation, administrative proceeding or investigation before any court or governmental body currently pending or, to the knowledge of the Buying Fund, threatened, that would materially and adversely affect the Buying Fund, its financial condition or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Buying Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding or investigation and the Buying Fund is not a party to or subject to the provisions of any order, decree or judgment.

    j. Contracts. Except for contracts and agreements previously disclosed to the Selling Corporation, the Buying Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit.

    k. Taxes. The Buying Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Buying Fund will (i) have filed all federal and other tax returns and reports that have been required to be filed, (ii) have paid or provided for payment of all federal and other taxes shown to be due on such returns or on any assessments received, (iii) have adequately provided for all tax liabilities on its books, (iv) except as disclosed to the Selling Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and (v) except as disclosed to the Selling Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

    l. Registration Statement. The Buying Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares to be issued in the Reorganization. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       A.4
       therein not misleading. However, none of the representations and warranties in this subsection apply to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Selling Fund for use in the Registration Statement.

6.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING CORPORATION.

    The Selling Corporation represents and warrants to the Buying Fund as follows:

    a. Organization, Existence, etc. The Selling Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota and has the power to carry on its business as it is now being conducted.

    b. Registration as Investment Company. The Selling Fund is a series of the Selling Corporation, registered under the 1940 Act as an open-end, management investment company.

    c. Capitalization. The Selling Corporation has authorized capital of 10,000,000,000 shares of common stock, par value $0.01 per share. All of the outstanding shares have been duly authorized and are validly issued, fully paid and non-assessable. Since the Selling Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

    d. Financial Statements. The audited financial statements as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Selling Fund Financial Statements"), fairly present the financial position of the Selling Fund, and the results of its operations and changes in its net assets for the periods shown.

    e. Authority Relative to the Agreement. The Selling Corporation has the power to enter into and to carry out its obligations under this Agreement. The Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Corporation and no other proceedings by the Selling Corporation or the Selling Fund are necessary.

    f. No Violation. The Selling Corporation is not in violation of its Articles or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with or constitute a breach of, any material contract to which the Selling Fund is subject. The transactions will not result in any violation of the provisions of the Articles or any law, administrative regulation or administrative or court decree applicable to the Selling Fund.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       A.5

    g. Liabilities. There are no liabilities of the Selling Fund other than:

       -  liabilities disclosed in the Selling Fund Financial Statements,

       - liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or

       - liabilities previously disclosed to the Buying Fund, none of which has been materially adverse to the business, assets or results of operation of the Selling Fund.

    h. Litigation. There is no litigation, administrative proceeding or investigation before any court or governmental body currently pending or, to the knowledge of the Selling Fund, threatened, that would materially and adversely affect the Selling Fund, its financial condition or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding or investigation and is not a party to or subject to the provisions of any order, decree or judgment.

    i. Contracts. Except for contracts and agreements previously disclosed to the Buying Corporation, the Selling Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit.

    j. Taxes. The Selling Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each taxable year since commencement of its operations and will qualify as regulated investment company at all times through the Closing. As of the Closing, the Selling Fund will (i) have filed all federal and other tax returns and reports that have been required to be filed, (ii) have paid or provided for payment of all federal and other taxes shown to be due on such returns or on any assessments received, (iii) have adequately provided for all tax liabilities on its books, (iv) except as disclosed to the Buying Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and (v) except as disclosed to the Buying Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

    k. Fund Securities. All securities listed in the schedule of investments of the Selling Fund as of the Closing will be owned by the Selling Fund free and clear of any encumbrances, except as indicated in the schedule.

    l. Registration Statement. The Selling Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Corporation and the Selling Fund required in the Registration Statement. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting and at the Closing, the Registration Statement,

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       A.6
       as it relates to the Selling Corporation or the Selling Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Corporation or the Selling Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING CORPORATION. The obligations of the Buying Corporation with respect to the Reorganization are subject to the satisfaction of the following conditions:

    a. Shareholder Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Selling Fund shares entitled to vote.

    b. Representations, Warranties and Agreements. The Selling Corporation and the Selling Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Corporation will provide a certificate to the Buying Fund confirming that, as of the Closing, the representations and warranties set forth in
       Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties or assets of the Selling Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Corporation, and delivered to the Buying Fund on or prior to the last business day before the Closing.

    c. Regulatory Approvals.

       - The Registration Statement referred to in Section 5(l) will be effective and no stop orders under the 1933 Act will have been issued.

       - All necessary approvals, consents and exemptions from federal and state regulatory authorities will have been obtained.

    d. Tax Opinion. The Buying Corporation will have received the opinion of Ropes & Gray LLP dated as of the Closing, as to the federal income tax consequences of the Reorganization to the Buying Fund and its shareholders. For purposes of rendering their opinion, Ropes & Gray LLP may rely, as to factual matters, upon the statements made in this Agreement, the proxy statement which will be distributed to the shareholders of the Selling Fund, and other written representations as an officer of the Selling Corporation will have verified as of Closing. The opinion of Ropes & Gray LLP will be to the effect that: (i) neither the Selling Fund nor the Buying Fund will recognize any gain or loss upon the transfer of the assets of the Selling Fund to, and assumption of its

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       A.7
       liabilities by, the Buying Fund in exchange for shares of the Buying Fund and upon the distribution of the shares to the Selling Fund shareholders in exchange for their shares of the Selling Fund; (ii) the shareholders of the Selling Fund who receive shares of the Buying Fund in the Reorganization will not recognize any gain or loss on the exchange of their shares of the Selling Fund for the shares of the Buying Fund; (iii) the holding period and the basis of the shares received by the Selling Fund shareholders will be the same as the holding period and the basis of the shares of the Selling Fund surrendered in the exchange; (iv) the holding period and the basis of the assets acquired by the Buying Fund will be the same as the holding period and the basis of the assets to the Selling Fund immediately prior to the Reorganization.

    e. Opinion of Counsel. The Buying Corporation will have received an opinion of counsel for the Selling Corporation, dated as of the Closing, to the effect that: (i) the Selling Corporation is a corporation duly organized and validly existing under the laws of the state of Minnesota; (ii) the Selling Fund is a series of the Selling Corporation, an open-end investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Corporation and the Selling Fund and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Corporation.

    f. Declaration of Dividend. The Selling Fund, prior to the Closing, has declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund shareholders (i) all of the excess of (x) the Selling Fund's investment income excludable from gross income under Section 103 of the Code over
       (y) the Selling Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Selling Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Selling Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       A.8

8. CONDITIONS TO OBLIGATIONS OF THE SELLING CORPORATION. The obligations of the Selling Corporation with respect to the Reorganization are subject to the satisfaction of the following conditions:

    a. Shareholder Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Selling Fund shares entitled to vote.

    b. Representations, Warranties and Agreements. The Buying Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Corporation will provide a certificate to the Selling Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties or assets of the Buying Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Corporation, and delivered to the Selling Fund on or prior to the last business day before the Closing.

    c. Regulatory Approvals.

       - The Registration Statement referred to in Section 5(l) will be effective and no stop orders under the 1933 Act will have been issued.

       - All necessary approvals, consents and exemptions from federal and state regulatory authorities will have been obtained.

    d. Tax Opinion. The Selling Corporation will have received the opinion of Ropes & Gray LLP dated as of the Closing, as to the federal income tax consequences of the Reorganization to the Selling Fund and its shareholders. For purposes of rendering their opinion, Ropes & Gray LLP may rely, as to factual matters, upon the statements made in this Agreement, the proxy statement which will be distributed to the shareholders of the Selling Fund, and other written representations as an officer of the Buying Corporation will have verified as of Closing. The opinion of Ropes & Gray LLP will be to the effect that: (i) neither the Selling Fund nor the Buying Fund will recognize any gain or loss upon the transfer of the assets of the Selling Fund to, and assumption of its liabilities by, the Buying Fund in exchange for shares of the Buying Fund and upon the distribution of the shares to the Selling Fund shareholders in exchange for their shares of the Selling Fund; (ii) the shareholders of the Selling Fund who receive shares of the Buying Fund in the Reorganization will not recognize any gain or loss on the exchange of their shares of the Selling Fund for the shares of the Buying Fund; (iii) the holding period

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       A.9
       and the basis of the shares received by the Selling Fund shareholders will be the same as the holding period and the basis of the shares of the Selling Fund surrendered in the exchange; (iv) the holding period and the basis of the assets acquired by the Buying Fund will be the same as the holding period and the basis of the assets to the Selling Fund immediately prior to the Reorganization; and (v) the Buying Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the regulations thereunder.

    e. Opinion of Counsel. The Selling Corporation will have received the opinion of counsel for the Buying Corporation, dated as of the Closing, to the effect that: (i) the Buying Corporation is a corporation duly organized and validly existing under the laws of the state of Minnesota;
       (ii) the Buying Fund is a series of the Buying Corporation, an open-end investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Corporation and the Buying Fund and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Corporation; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid and non-assessable shares of the Buying Fund.

9. AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS.

    a. This Agreement may be amended in writing if authorized by the respective Boards of Directors. The Agreement may be amended at any time before or after approval by the shareholders of the Selling Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of paragraphs 2 or 3.

    b. At any time prior to the Closing, any of the parties may waive in writing
       (i) any inaccuracies in the representations and warranties made to it and
       (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.

    c. The Selling Corporation may terminate this Agreement at any time prior to the Closing by notice to the Buying Corporation if a material condition to its performance or a material covenant of the Buying Corporation on behalf of the Buying Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Corporation on behalf of the Buying Fund and is not cured.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      A.10

    d. The Buying Corporation may terminate this Agreement at any time prior to the Closing by notice to the Selling Corporation if a material condition to its performance or a material covenant of the Selling Corporation on behalf of the Selling Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Corporation on behalf of the Selling Fund and is not cured.

    e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Selling Fund, without any liability on the part of either party or its respective directors, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on Dec. 31, 2006, or a later date agreed upon by the parties, if the Closing is not on or prior to that date.

    f. The representations, warranties and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

10. EXPENSES. RiverSource Investments, LLC will pay the costs of carrying out the provisions of this Agreement whether or not the Reorganization is completed.

11. GENERAL.

    a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.

    b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

12. INDEMNIFICATION.

    Each party will indemnify and hold the other and its officers and directors (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      A.11

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

AXP Strategy Series, Inc.
  on behalf of RiverSource Strategy Aggressive Fund

By
    ----------------------------------------
   Leslie L. Ogg
   Vice President


AXP Partners Series, Inc.
  on behalf of RiverSource Aggressive Growth Fund

By
    ----------------------------------------
   Leslie L. Ogg
   Vice President


The undersigned is a party to this Agreement for purposes of Section 3c and 10 only.

RiverSource Investments, LLC


By
    ----------------------------------------
  Paula R. Meyer
  Senior Vice President and General Manager - Mutual Funds

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      A.12

EXHIBIT B

MATTERS SUBJECT TO APPROVAL AT REGULAR MEETING OF BUYING FUND

In addition to voting on proposals to elect Board members, to amend the Articles of Incorporation and to approve the IMS Agreement, Buying Fund shareholders will consider the following:

APPROVE OR REJECT CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

The fund has some investment policies that are fundamental. This means the policies can be changed only with the approval of shareholders. RiverSource Investments recommended to the Board that certain of those policies be modified in order to standardize the policies for all funds and to eliminate unnecessary limitations.

RiverSource Investments believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental investment policies. Adoption of a new or revised policy is not intended to change current investment techniques employed for the fund. The Board recommends the following changes to the fund's fundamental investment policies:

A. DIVERSIFICATION.

The Board recommends that the fund's fundamental policy with respect to diversification be revised to give the fund the maximum flexibility permitted by the 1940 Act. The Board recommends that shareholders vote to replace the fund's current fundamental investment policy with the following policy (additional or revised language is underlined):

     The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or other investment companies, and except that up to 25% of the fund's total assets may be invested without regard to this 5% limitation.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       B.1

The percentage limits in the proposed policy are required under the 1940 Act. The amended policy makes one change from the current policy: subject to applicable 1940 Act requirements, it would permit the fund to invest without limit in the securities of other investment companies. Pursuant to an exemptive order granted by the Securities and Exchange Commission (the "SEC"), the fund may invest up to 25% of its total assets in a non-publicly offered money market fund managed by RiverSource Investments (the "cash pool fund"). The cash pool fund is not expected to pay investment advisory, management, or transfer agent fees, although it may do so subject to the conditions of the SEC order and Board approval. The cash pool fund will incur minimal costs for services, such as custodian and auditor fees. The investment manager anticipates that making use of the cash pool fund will benefit the fund by enhancing the efficiency of cash management and by providing increased short-term investment opportunities. If the proposal is approved, the cash pool fund is expected to serve as a principal option for managing the cash positions of the fund. Future amendments to the fund's fundamental diversification policy would continue to require shareholder approval.

B. LENDING

The Board recommends that the fund's fundamental policies with respect to lending be replaced with the following policy:

     The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund's total assets except this fundamental investment policy shall not prohibit the Fund from purchasing money market, loan participation or other debt securities, or from entering into repurchases agreements.

Currently each of the funds has two policies with respect to lending. One policy limits lending of portfolio securities to 30% of net assets and the other policy limits cash loans to 5% of total assets. In addition, certain funds have a policy prohibiting loans to the investment manager, or to board members and officers of the investment manager or the fund. This third policy simply states a prohibition of the 1940 Act and the fund is not required to declare this policy as a fundamental policy. It is proposed that all three of these policies be superseded by the policy stated above.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       B.2

The proposal is not expected to materially affect the operation of the fund. However, the proposed policy would clarify that the fund can participate in an interfund borrowing and lending program with other RiverSource Funds, subject to the requirements of an SEC exemptive order. A fund may only borow money for temporary purposes and not make investments. Appropriate safeguards will be implemented to assure that the fund will not be disadvantaged by making loans to affiliated funds. The proposed policy also would confirm the fund's ability to invest in direct debt instruments such as loans and loan participations, which are interests in amounts owed to another party by a company, government or other borrower. These types of securities may have additional risks beyond conventional debt securities because they may provide less legal protection for the fund, or there may be a requirement that the fund supply additional cash to a borrower on demand. Finally, the adoption of the proposed investment policy will advance the goal of standardizing investment policies.

C. BORROWING

The Board recommends that the fund's fundamental policy with respect to borrowing be replaced with the following policy:

     The fund may not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

Funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows RiverSource Investments greater flexibility in managing the fund's cash flow. The current policy limits borrowing to "emergency or extraordinary purposes". In order to avoid debate over what constitutes emergency or extraordinary purposes, it is proposed to revise the policy to reflect that the purposes, whatever the circumstances, must be temporary. The fund may not use borrowing for leverage or for investment purposes. In addition, the policy for certain funds includes a prohibition on borrowing "property". The Board recommends the term be deleted in order to standardize investment policies.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       B.3

BOARD RECOMMENDATION AND VOTE REQUIRED. The Board recommends that shareholders approve the proposed changes. Changes in fundamental policies must be approved by the lesser of (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the any of the proposed changes is not approved, the fund will continue to operate under its current policy.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       B.4

EXHIBIT C

MINNESOTA BUSINESS CORPORATION ACT SECTIONS 302A.471 AND 302A.473

Minnesota law requires that we provide you with a copy of the state law on dissenters' rights. Notwithstanding the provisions of the law set out below, the SEC has taken the position that use of state appraisal procedures by a registered mutual fund such as the Fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. As a result, if any shareholder elects to exercise dissenters' rights under Minnesota law, the Fund intends to submit this question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

302A.471. RIGHTS OF DISSENTING SHAREHOLDERS

SUBDIVISION 1. ACTIONS CREATING RIGHTS. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

(a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

     (1)  alters or abolishes a preferential right of the shares;

     (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

     (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

     (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

(b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       C.1

(c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a party, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, except as provided in subdivision 3; or

(e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

SUBDIVISION 2. BENEFICIAL OWNERS.

(a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b) The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

SUBDIVISION 3. RIGHTS NOT TO APPLY.

(a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger or (2) the corporation whose shares will be acquired by the acquiring corporation in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

(b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       C.2

SUBDIVISION 4. OTHER RIGHTS. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473. PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS

SUBDIVISION 1. DEFINITIONS.

(a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

SUBDIVISION 2. NOTICE OF ACTION. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

SUBDIVISION 3. NOTICE OF DISSENT. If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       C.3

SUBDIVISION 4. Notice of procedure; deposit of shares.

(a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

     (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

     (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

     (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

     (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

SUBDIVISION 5. PAYMENT; RETURN OF SHARES.

(a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

     (1) The corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

     (2) An estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

     (3) A copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       C.4

(b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivision 7 and 8 apply.

(c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

SUBDIVISION 6. SUPPLEMENTAL PAYMENT; DEMAND. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

SUBDIVISION 7. PETITION; DETERMINATION. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in a court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedures apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       C.5
recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

SUBDIVISION 8. COSTS; FEES; EXPENSES.

(a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       C.6

EXHIBIT D

     Prospectus

[RIVERSOURCE(SM) INVESTMENTS LOGO]

     RIVERSOURCE(SM)
     AGGRESSIVE GROWTH FUND

     PROSPECTUS JULY 29, 2005
     AMENDED AS OF OCT. 3, 2005

-    RIVERSOURCE AGGRESSIVE GROWTH FUND
     (FORMERLY AXP(R) PARTNERS AGGRESSIVE
     GROWTH FUND) SEEKS TO PROVIDE
     SHAREHOLDERS WITH LONG-TERM
     CAPITAL GROWTH.


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial advisor or investment professional if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.

NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       D.1

TABLE OF CONTENTS

THE FUND                                                                 D.3
Objective                                                                D.3
Principal Investment Strategies                                          D.3
Principal Risks                                                          D.5
Past Performance                                                         D.6
Fees and Expenses                                                        D.9
Other Investment Strategies and Risks                                   D.10
Fund Management and Compensation                                        D.12

BUYING AND SELLING SHARES                                               D.18

Transactions Through Unaffiliated Financial Intermediaries              D.18
Valuing Fund Shares                                                     D.19
Investment Options                                                      D.20
Purchasing Shares                                                       D.22
Sales Charges                                                           D.25
Exchanging/Selling Shares                                               D.31

DISTRIBUTIONS AND TAXES                                                 D.36

Dividends and Capital Gain Distributions                                D.36
Reinvestments                                                           D.36
Taxes                                                                   D.37

FINANCIAL HIGHLIGHTS                                                    D.38

CORPORATE REORGANIZATION

On Sept. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) was spun off to shareholders of its parent corporation, American Express Company (American Express), and is now a separate public company, trading under the ticker symbol AMP. Ameriprise Financial provides administrative services to the Fund and is the parent company of the Fund's investment manager, RiverSource Investments, LLC; the Fund's distributor, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.); the Fund's transfer agent, RiverSource Service Corporation (formerly American Express Client Service Corporation); and the Fund's custodian, Ameriprise Trust Company (formerly American Express Trust Company). On Oct. 1, 2005, the Fund changed its name, such that it no longer is branded AXP(R). The Fund now bears the RiverSource(SM) brand. Ameriprise Financial and its subsidiaries are no longer affiliated with American Express.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       D.2

THE FUND

OBJECTIVE

RiverSource Aggressive Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's net assets, including the amount of any borrowings for investment purposes, are invested primarily in equity securities of medium-sized U.S. companies. Medium-sized companies are those whose market capitalization at the time of purchase falls within the range of the Russell MidCap(R) Growth Index. Although it invests primarily in medium-sized companies, the Fund may also invest in companies of any size or capitalization.

RiverSource Investments, LLC (RiverSource Investments) serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadvisers, Turner Investment Partners, Inc. (Turner) and American Century Investment Management, Inc. (American Century) (the Subadvisers), which provide day-to-day management for the Fund. Each of the Subadvisers acts independently of the other and uses its own methodology for selecting stocks.

TURNER

Turner believes that a company's earnings expectations are largely responsible for driving its stock price and, for that reason, seeks to purchase growth companies with strong and sustainable earnings prospects and favorable trading volume and price patterns. Turner's investment team conducts in-depth research on individual companies' business models and blends that with computer screening and analysis to identify attractive companies for purchase. Turner invests in securities of companies traded over the counter or listed on an exchange that are diversified across economic sectors, and attempts to maintain sector concentrations that approximate those of the Russell MidCap Growth Index. Turner's investment process involves the use of three methods to evaluate stocks for investment or continued ownership:

- A computer model developed by Turner is used to screen a large universe of possible investments to help Turner's analysts find good candidates for investment. Companies are ranked within sector and size categories based on a variety of quantitative factors, including capitalization size of the company, earnings growth rates and projections, sales and revenue figures, risk and volatility measures and trading volume.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       D.3

- Fundamental research is performed by Turner's analysts. They study companies to identify key drivers of earnings and competitive advantages, to assess a company's business model, to evaluate the strength of the management team and to determine if companies are well positioned within their industry. This type of research is critical to Turner's purchase decision.

- Technical analysis involves the study of charts detailing a company's trading and price history and may serve as additional confirmation of Turner's research and to help to identify attractive points for purchase or sale of a security.

Turner will consider selling a security based on the following reasons:

- It detects deterioration in the company's earnings growth potential, business fundamentals or ranking in the model.

-  To include a "better idea" in the portfolio.

- To adhere to capacity or capitalization constraints, to maintain sector neutrality or to adjust position size relative to the index.

AMERICAN CENTURY

The portfolio managers look for stocks of medium-sized and smaller companies they believe will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, the portfolio managers use a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues.

Using American Century's extensive computer database, as well as other primary analytical research tools, the portfolio managers track financial information for thousands of individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. The portfolio managers' principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       D.4

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

MID-SIZED COMPANY RISK. Investments in mid-sized companies often involve greater risks than investments in larger, more established companies because mid-sized companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of mid-sized companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       D.5

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart, and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

BAR CHART. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.

TABLE. The table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:

-  the maximum sales charge for Class A shares,

- sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares,

-  no sales charge for Class Y shares, and

- no adjustments for taxes paid by an investor on the reinvested income and capital gains.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       D.6

AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

[CHART]

                            CLASS A SHARE PERFORMANCE
                            (BASED ON CALENDAR YEARS)

                                 2004   +12.56%

During the periods shown in the bar chart, the highest return for a calendar quarter was +13.58% (quarter ended Dec. 31, 2004) and the lowest return for a calendar quarter was -6.36% (quarter ended Sept. 30, 2004).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The Fund's Class A year-to-date return at June 30, 2005 was -0.27%.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       D.7

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2004)

                                                                                            SINCE
                                                                       1 YEAR             INCEPTION
RiverSource Aggressive Growth:

 Class A
  Return before taxes                                                  +6.09%             +24.79%(a)
  Return after taxes on distributions                                  +5.66%             +23.49%(a)
  Return after taxes on distributions and sale of fund shares          +3.97%             +20.50%(a)

 Class B
  Return before taxes                                                  +6.83%             +26.29%(a)

 Class C
  Return before taxes                                                 +10.83%             +28.30%(a)

 Class Y
  Return before taxes                                                 +12.96%             +29.51%(a)

Russell MidCap Growth Index
(reflects no deduction for fees, expenses or taxes)                   +15.48%             +29.73%(b)

Lipper Mid-Cap Growth Funds Index                                     +14.03%             +25.83%(b)

(a)  Inception date is April 24, 2003.
(b)  Measurement period started May 1, 2003.

The Russell MidCap Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       D.8

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                    CLASS A     CLASS B    CLASS C    CLASS Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                                  5.75%       none       none        none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)              none(b)        5%         1%       none

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:                        CLASS A     CLASS B    CLASS C    CLASS Y
Management fees(c)                                                   0.89%       0.89%      0.89%       0.89%
Distribution (12b-1) fees                                            0.25%       1.00%      1.00%       0.00%
Other expenses(d)                                                    0.83%       0.86%      0.86%       0.91%
Total                                                                1.97%       2.75%      2.75%       1.80%
Fee waiver/expense reimbursement                                     0.53%       0.54%      0.55%       0.53%
Net expenses(e)                                                      1.44%       2.21%      2.20%       1.27%

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."
(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge may apply if you sell your shares within one year after purchase.
(c) Includes the impact of a performance incentive adjustment fee that increased the management fee by 0.003% for the most recent fiscal year. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Mid-Cap Growth Funds Index. See "Fund Management and Compensation" for more information.
(d) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses and, for Class Y shares, a shareholder service fee.
(e) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.44% for Class A; 2.21% for Class B; 2.20% for Class C and 1.27% for Class Y.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       D.9

EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
Class A(a)                             $713      $1,110      $1,531       $2,704
Class B                                $724(b)   $1,203(b)   $1,608(b)    $2,857(c)
Class C                                $323(b)   $  802      $1,407       $3,044
Class Y                                $129      $  515      $  927       $2,078

(a)  Includes a 5.75% sales charge.
(b)  Includes the applicable CDSC.
(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
Class A(a)                             $713      $1,110      $1,531       $2,704
Class B                                $224      $  803      $1,408       $2,857(b)
Class C                                $223      $  802      $1,407       $3,044
Class Y                                $129      $  515      $  927       $2,078

(a)  Includes a 5.75% sales charge.
(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

OTHER INVESTMENT STRATEGIES AND RISKS

OTHER INVESTMENT STRATEGIES. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.10
not required to use derivatives. For more information on strategies and holdings, and the risks of such strategies, including other derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

UNUSUAL MARKET CONDITIONS. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.

PORTFOLIO TURNOVER. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups paid to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

SECURITIES TRANSACTION COMMISSIONS. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

DIRECTED BROKERAGE. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.11

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAIfor more information.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.89% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund's performance is currently measured for purposes of the performance incentive adjustment is the Lipper Mid-Cap Growth Funds Index. In certain circumstances, the Fund's Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent shareholder report.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.12

RiverSource Investments selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board. RiverSource Investments, subject to Board approval, decides the proportion of Fund's assets to be managed by each subadviser and may change these proportions at any time.

The Subadvisers manage a portion of the Fund's assets based upon their respective experience in managing funds with investment goals and strategies substantially similar to those of the Fund.

TURNER

Turner, which has served as subadviser to the Fund since April 2003, is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania. Turner, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with RiverSource Investments. The portfolio managers on the committee responsible for the day-to-day management of the portion of the Fund allocated to Turner, led by Christopher K. McHugh, include:

- Christopher K. McHugh, Vice President and Senior Portfolio Manager. Mr. McHugh joined Turner Investment Partners in 1990, and has 18 years of investment experience. Prior to 1990, he was a performance specialist with Provident Capital Management. He received a BS degree from Philadelphia University in accounting and an MBA in finance from St. Joseph's University.

- Robert E. Turner, CFA, Chairman and Chief Investment Officer-Growth Equities. Mr. Turner founded Turner Investment Partners in 1990, and has 23 years of investment experience. Prior to founding Turner, he was senior investment manager with Meridian Investment Company. He received a BS in accounting and an MBA in finance, both from Bradley University.

- William C. McVail, CFA, senior portfolio manager. Mr. McVail joined Turner Investment Partners in 1998, and has 17 years of investment experience. Prior to 1998, he was a portfolio manager at PNC Equity Advisors. He received a Bachelor's degree from Vassar College in economics and psychology.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.13

AMERICAN CENTURY

American Century, which has served as subadviser to the Fund since April 2003, is located at 4500 Main Street, Kansas City, Missouri. American Century, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to American Century are:

- Glenn A. Fogle, Senior Vice President and Senior Portfolio Manager. Mr. Fogle joined American Century in 1990 and became a portfolio manager in 1993. He has a bachelor of business administration (management) and an MBA in finance from Texas Christian University. He is a CFA charterholder.

- David M. Holland, Vice President and Portfolio Manager. Mr. Holland joined American Century in 1998 as an investment analyst and was promoted to portfolio manager in 2004. He has a bachelor's degree in Russian and economics from Grinnell College, a master's degree in economics from the University of Wisconsin, a master's degree in international studies from the University of Pennsylvania and an MBA in finance from the Wharton School at the University of Pennsylvania.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

ADDITIONAL SERVICES AND COMPENSATION

As described above, RiverSource Investments receives compensation for acting as the Fund's investment manager. RiverSource Investments and its affiliates also receive compensation for providing other services to the Fund.

ADMINISTRATION SERVICES. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

CUSTODY SERVICES. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.14

DISTRIBUTION SERVICES. Ameriprise Financial Services, Inc., 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the distributor or Ameriprise Financial Services), provides underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plan(s), the distributor receives distribution and shareholder servicing fees. The distributor pays a portion of these fees to financial advisors and retains a portion of these fees to support its distribution and shareholder servicing activity. For third party sales, the distributor re-allows a portion of these fees to the financial intermediaries that sell Fund shares and provide services to shareholders, and retains a portion of these fees to support its distribution and shareholder servicing activity. Fees paid by the Fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment Options" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale (deferred sales charge). See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for Fund policy regarding directed brokerage.

TRANSFER AGENCY SERVICES. RiverSource Service Corporation, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee, which varies by share class, as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource funds are primarily sold through Ameriprise Financial Services which is allocated a portion of these fees for providing services to Fund shareholders. RiverSource Service Corporation may also pay a portion of these fees to other financial intermediaries that provide sub-recordkeeping and other services to Fund shareholders.

The SAI provides additional information about the services provided and the fee schedules for the agreements set forth above.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.15

PAYMENTS TO FINANCIAL INTERMEDIARIES

RiverSource Investments and its affiliates may make additional cash payments out of their own resources to financial intermediaries, such as broker-dealers, banks, qualified plan administrators and recordkeepers, or other institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (financial intermediaries) in connection with the sale of shares of the Fund and/or the provision of services to the Fund or its shareholders. These payments may create an incentive for the financial intermediary, its employees or registered representatives to recommend or sell shares of the Fund to its customers. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the Fund under distribution or shareholder servicing plans, or paid by the Fund for shareholder account maintenance, sub-accounting or recordkeeping services provided directly by the financial intermediary providing such services. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial intermediary (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial intermediary (for example, the ability to advertise or directly interact with the financial intermediary's customers in order to sell the Fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial intermediary or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial intermediary's financial interest and its duties to its customers. Please contact the financial intermediary through which you are purchasing shares of the Fund for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

These payments and inter-company allocations are usually calculated based on a percentage of fund sales, and/or as a percentage of fund assets attributable to a particular financial intermediary. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial intermediary's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial intermediary and by type of sale (e.g., purchases of different share classes or purchases of the Fund through a qualified plan or through a wrap program), and may be significant.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.16

From time to time, RiverSource Investments and its affiliates may make other payments, including non-cash compensation, to financial intermediaries or their representatives in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject.

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGER EXEMPTION. The Fund operates under an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

AFFILIATED FUNDS-OF-FUNDS. RiverSource Investments also serves as investment manager to the RiverSource Portfolio Builder Funds (Portfolio Builder Funds), a group of six funds-of-funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds, including the Fund. The Fund may experience relatively large purchases or redemptions from the Portfolio Builder Funds. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities to manage transactions for the Portfolio Builder Funds. In addition, because the Portfolio Builder Funds may own a substantial portion of the Fund, a redemption by the Portfolio Builder Funds could cause the Fund's expense ratio to increase as the Fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Fund's Board on the steps it has taken to manage any potential conflicts.

FUND HOLDINGS DISCLOSURE. The Fund's Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the Fund's SAI.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.17

BUYING AND SELLING SHARES

TRANSACTIONS THROUGH UNAFFILIATED FINANCIAL INTERMEDIARIES

Where authorized by the distributor, shares of the Fund may be available through certain 401(k) or other qualified plans, banks, broker-dealers or other institutions (financial intermediaries). These financial intermediaries may charge you additional fees for the services they provide and they may have different policies not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries or their representatives through whom shares are held. Since the Fund may not have a record of your transactions, you should always contact the financial intermediary through whom you purchased the Fund to make changes to or give instructions concerning your account or to obtain information about your account. The Fund and the distributor are not responsible for the failure of one of these financial intermediaries to carry out its obligations to its customers.

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES. Please consult your investment professional or financial intermediary to determine availability of the Fund. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments, including Ameriprise Financial Services and Securities America, Inc. (Securities America), and through a limited number of unaffiliated institutions. If you set up an account at another financial intermediary, you will not be able to transfer RiverSource fund holdings to that account unless that institution has obtained a selling agreement with the distributor of the RiverSource funds. If you set up an account with an unaffiliated financial intermediary that does not have, and is unable to obtain, such a selling agreement, you must either maintain your position with Ameriprise Financial Services or Securities America, find another financial intermediary with such a selling agreement, or sell your shares, paying any applicable deferred sales charge. Please be aware that transactions in taxable accounts would generate a taxable event and may result in an increased income tax liability.

For more information, please call RiverSource Service Corporation at
(888) 791-3380.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.18

The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the distributor. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, refer to the sections on "Purchasing Shares" and "Exchanging/Selling Shares," or contact your financial advisor or investment professional. If you buy or sell shares through an authorized financial intermediary, consult that firm to determine its procedures for accepting and processing orders. The financial intermediary may charge a fee for its services.

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. The Fund's securities are valued primarily on the basis of market quotations obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, securities are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of a security held by the Fund is materially affected by events that occur after the close of the primary market on which the security is traded but prior to the time as of which the Fund's NAV is determined. Valuing securities at fair value involves reliance on judgment. The fair value of a security is likely to differ from any available quoted or published price.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or sell the Fund's shares.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.19

INVESTMENT OPTIONS

1. CLASS A shares are sold to the public with a sales charge at the time of purchase and an annual distribution and shareholder servicing (12b-1) fee of 0.25%.

2. CLASS B shares are sold to the public with a contingent deferred sales charge
   (CDSC) and an annual distribution and shareholder servicing (12b-1) fee of 1.00%.

3. CLASS C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution and shareholder servicing (12b-1) fee of 1.00%. Class C shares redeemed within one year after purchase may be subject to a CDSC.

4. CLASS Y shares are sold to qualifying institutional investors without a sales charge or distribution fee, but with a separate shareholder servicing fee of 0.10%. Please see the SAI for information on eligibility requirements to purchase Class Y shares.

The distribution and shareholder servicing fees for Class A, Class B and Class C shares are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing the Fund's shares and providing services to Fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial intermediaries that sell shares of the Fund. Financial intermediaries receive shareholder servicing fees equal to 0.25% of the average daily net assets of Class A, Class B and Class C shares sold and held through them. For Class A and Class B shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial intermediaries also receive distribution fees equal to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay one year after purchase. For Class B shares, the Fund's distributor retains the 0.75% distribution fee in order to finance the payment of sales commissions to financial intermediaries that sell Class B shares, and to pay for other distribution related expenses. Financial intermediaries may compensate their financial advisors and investment professionals with the shareholder servicing and distribution fees paid to them by the distributor.

The shareholder servicing fees for Class Y shares are used to reimburse the distributor for providing services and assistance to shareholders regarding ownership of their shares or their accounts.

The Fund also offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.20

INVESTMENT OPTIONS SUMMARY

The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor or investment professional can help you with this decision.

The following table shows the key features of each class:

                         CLASS A              CLASS B              CLASS C             CLASS Y
-----------------------------------------------------------------------------------------------------------
AVAILABILITY             Available to all     Available to all     Available to all    Limited to
                         investors.           investors.           investors.          qualifying
                                                                                       institutional
                                                                                       investors.

INITIAL SALES CHARGE     Yes. Payable at      No. Entire           No. Entire          No. Entire
                         time of purchase.    purchase price is    purchase price is   purchase price is
                         Lower sales charge   invested in shares   invested in         invested in shares
                         for larger           of the Fund.         shares of the       of the Fund.
                         investments.                              Fund.

DEFERRED SALES CHARGE    On purchases over    Maximum 5% CDSC      1% CDSC may apply   None.
                         $1,000,000, 1%       during the first     if you sell your
                         CDSC may apply if    year decreasing to   shares within one
                         you sell your        0% after six years.  year after
                         shares within one                         purchase.
                         year after
                         purchase.

12b-1 DISTRIBUTION FEE   Yes.                 Yes.                 Yes.                Yes.
AND/OR SHAREHOLDER       0.25%                1.00%                1.00%               0.10%
SERVICE FEE*

CONVERSION TO CLASS A    N/A                  Yes, automatically   No.                 No.
                                              in ninth year of
                                              ownership.

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of Class A, Class B and Class C shares. The Fund has also adopted a separate shareholder servicing plan to pay for servicing-related expenses related to Class Y shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.21

SHOULD YOU PURCHASE CLASS A, CLASS B OR CLASS C SHARES?

If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial advisor or investment professional.

For more information, see the SAI.

PURCHASING SHARES

Financial intermediaries are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the Fund, or the financial intermediary through which you are investing in the Fund, may not be able to open an account for you. If the Fund or if the financial intermediary through which you are investing in the Fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

TO PURCHASE SHARES WITH A FINANCIAL INTERMEDIARY OTHER THAN AMERIPRISE FINANCIAL SERVICES, PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY. SEE "TRANSACTIONS THROUGH UNAFFILIATED FINANCIAL INTERMEDIARIES" FOR MORE INFORMATION. THE FOLLOWING SECTION EXPLAINS THE POLICIES OF RIVERSOURCE FUNDS AND HOW YOU CAN PURCHASE FUND SHARES FROM AMERIPRISE FINANCIAL SERVICES.

If you do not have an existing RiverSource fund account with Ameriprise Financial Services, you will need to establish a brokerage account. Your financial advisor or investment professional will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.22

When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

IMPORTANT: When you open an account, you must provide your correct
Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

-  a $50 penalty for each failure to supply your correct TIN,

- a civil penalty of $500 if you make a false statement that results in no backup withholding, and

-  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

HOW TO DETERMINE THE CORRECT TIN

FOR THIS TYPE OF ACCOUNT:                       USE THE SOCIAL SECURITY OR EMPLOYER IDENTIFICATION NUMBER OF:
Individual or joint account                     The individual or one of the owners listed on the joint account

Custodian account of a minor                    The minor
(Uniform Gifts/Transfers to Minors Act)

A revocable living trust                        The grantor-trustee (the person who puts the money into the trust)

An irrevocable trust, pension trust or estate   The legal entity (not the personal representative or trustee, unless no legal  entity is designated in the account title)

Sole proprietorship or single-owner LLC         The owner

Partnership or multi-member LLC                 The partnership

Corporate or LLC electing corporate status      The corporation
on Form 8832

Association, club or tax-exempt                 The organization
organization

For details on TIN requirements, contact your financial advisor or investment professional to obtain a copy of Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at www.irs.gov.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.23

METHODS OF PURCHASING SHARES

BY MAIL

Once your account has been established, send your check to:

AMERIPRISE FINANCIAL SERVICES
70200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNTS

Initial investment:           $2,000*
Additional investments:       $500**
Account balances:             $300
Qualified account balances:   none

If your Fund account balance falls below $300 for any reason, including a market decline, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

 *   $1,000 for tax qualified accounts.
** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account.

BY SCHEDULED INVESTMENT PLAN

MINIMUM AMOUNTS

Initial investment:           $2,000*
Additional investments:       $100**
Account balances:             none (on a scheduled investment plan with
                              monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

 *   $100 for accounts outside of a brokerage account.
** $50 minimum per payment for qualified accounts outside of a brokerage account.

BY WIRE OR ELECTRONIC FUNDS TRANSFER

Please contact your financial advisor or investment professional for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.24

BY TELEPHONE

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:
(800) 297-7378 for brokerage accounts
(800) 967-4377 for wrap accounts

SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE

Your purchase price for Class A shares is generally the NAV plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial intermediary through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charge* for Class A shares:

                                                        AS A % OF         MAXIMUM RE-ALLOWANCE
TOTAL MARKET VALUE     AS A % OF PURCHASE PRICE**  NET AMOUNT INVESTED  AS A % OF PURCHASE PRICE
Up to $49,999                   5.75%                     6.10%                 5.00%
$50,000-$99,999                 4.75                      4.99                  4.00
$100,000-$249,999               3.50                      3.63                  3.00
$250,000-$499,999               2.50                      2.56                  2.15
$500,000-$999,999               2.00                      2.04                  1.75
$1,000,000 or more***           0.00                      0.00                  0.00

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.
 **  Offering price includes the sales charge.
*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a sales commission to a financial intermediary making a sale with a total market value of $1,000,000 to $3,000,000, a sales commission up to 1.00%; $3,000,000 to $10,000,000, a sales commission up to 0.50%; and $10,000,000 or more, a sales commission up to 0.25%.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.25

RIGHTS OF ACCUMULATION

YOU MAY BE ABLE TO REDUCE THE SALES CHARGE ON CLASS A SHARES, BASED ON THE COMBINED MARKET VALUE OF YOUR ACCOUNTS.

The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

-  Your current investment in this Fund, and

- Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in this and other RiverSource funds, provided your investment was subject to a sales charge.

   - Your primary household group consists of you, your spouse or domestic partner, and your unmarried children under age 21 sharing a mailing address. For purposes of this policy a domestic partner is an individual who shares your primary residence and with whom you own joint property. If you or any member of your primary household group elects to separate from the primary household group (for example, by asking that account statements be sent to separate addresses), your assets will no longer be combined for purposes of reducing your sales charge.

The following accounts are eligible to be included in determining the sales charge on your purchase:

-  Individual or joint accounts held outside of a brokerage account;

-  Individual or joint accounts held through a brokerage account;

- Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that are subject to a sales charge;

- UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.26

The following accounts are NOT eligible to be included in determining the sales charge on your purchase:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts, including Ameriprise Strategic Portfolio Service ADVANTAGE (SPS);

-  Investments in Class D, Class E, or Class Y shares;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

-  Charitable and irrevocable trust accounts.

If you purchase RiverSource fund shares through different channels or different financial intermediaries, and you want to include those assets toward a reduced sales charge, you must inform Ameriprise Financial Services, your financial advisor or investment professional in writing about the other accounts when placing your purchase order. When placing your purchase order, you must provide your most recent account statement and contact information regarding the other accounts. A financial intermediary other than Ameriprise Financial Services may require additional information.

UNLESS YOU PROVIDE AMERIPRISE FINANCIAL SERVICES, YOUR FINANCIAL ADVISOR OR YOUR INVESTMENT PROFESSIONAL IN WRITING WITH INFORMATION ABOUT ALL OF THE ACCOUNTS THAT MAY COUNT TOWARD A SALES CHARGE REDUCTION, THERE CAN BE NO ASSURANCE THAT YOU WILL RECEIVE ALL OF THE REDUCTIONS FOR WHICH YOU MAY BE ELIGIBLE.

For more information on rights of accumulation, please see the SAI.

LETTER OF INTENT (LOI)

Generally, if you intend to invest $50,000 or more over a period of 13 months, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the distributor. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13 month period begins on the date of the earliest purchase included in the LOI.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.27

HOLDINGS MORE THAN 90 DAYS OLD. Purchases made more than 90 days before your LOI is processed by the distributor will not be counted towards the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Rights of Accumulation."

NOTIFICATION OBLIGATION. If purchasing shares in a brokerage account or through a financial intermediary, you must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

For more details on LOIs, please contact your financial advisor, investment professional or see the SAI.

WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES

Sales charges do not apply to:

- current or retired Board members, officers or employees of the Fund or Ameriprise Financial or its subsidiaries, their spouses or domestic partners, children and parents.

- current or retired Ameriprise Financial Services financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

- portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children and parents.

- registered representatives and other employees of financial intermediaries having a sub-distribution agreement with the distributor, including their spouses, domestic partners, children and parents.

- qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor or investment professional. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

- shareholders who have at least $1 million in RiverSource funds. If the investment is sold within one year after purchase, a CDSC of 1% may be charged.

- direct rollovers from Ameriprise Retirement Services, provided that the rollover involves a transfer of Class Y shares in this Fund to Class A shares in this Fund.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.28

-  purchases made:

   - with dividend or capital gain distributions from this Fund or from the same class of another RiverSource fund,

   - through or under a wrap fee product or other investment product sponsored by the distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

   - within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

   - through American Express Personal Trust Services' Asset-Based pricing alternative, provided by American Express Bank, FSB.

- shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

UNLESS YOU PROVIDE AMERIPRISE FINANCIAL SERVICES, YOUR FINANCIAL ADVISOR OR INVESTMENT PROFESSIONAL WITH INFORMATION IN WRITING ABOUT ALL OF THE FACTORS THAT MAY COUNT TOWARD A WAIVER OF THE SALES CHARGE, THERE CAN BE NO ASSURANCE THAT YOU WILL RECEIVE ALL OF THE WAIVERS FOR WHICH YOU MAY BE ELIGIBLE.

You also may view this information about sales charges and breakpoints free of charge on the Fund's website. Go to www.riversource.com/investments and click on the hyperlink "Sales Charge Discount Information."

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE (CDSC) ALTERNATIVE FOR CLASS B, the CDSC is based on the sale amount and the number of years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:                    THE CDSC PERCENTAGE RATE IS:*
First year                                                     5%
Second year                                                    4%
Third year                                                     4%
Fourth year                                                    3%
Fifth year                                                     2%
Sixth year                                                     1%
Seventh year                                                   0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.29

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial intermediaries that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 will complete its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.

For Class B shares purchased prior to May 21, 2005, those shares will convert to Class A shares in the ninth calendar year of ownership. For Class B shares purchased beginning May 21, 2005, those shares will convert to Class A shares one month after the completion of the eighth year of ownership.

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial intermediaries that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENTT
                                      D.30

WAIVERS OF THE CDSC FOR CLASS B SHARES

The CDSC will be waived on sales of shares:

-  in the event of the shareholder's death,

-  held in trust for an employee benefit plan, or

- held in IRAs or certain qualified plans if Ameriprise Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   -  at least 59 1/2 years old AND

   - taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   - selling under an approved substantially equal periodic payment arrangement.

WAIVERS OF THE CDSC FOR CLASS C SHARES

The CDSC will be waived on sales of shares in the event of the shareholder's death.

EXCHANGING/SELLING SHARES

TO SELL OR EXCHANGE SHARES HELD WITH FINANCIAL INTERMEDIARIES OTHER THAN AMERIPRISE FINANCIAL SERVICES, PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY. SEE "TRANSACTIONS THROUGH UNAFFILIATED FINANCIAL INTERMEDIARIES" FOR MORE INFORMATION. THE FOLLOWING SECTION EXPLAINS THE POLICIES OF RIVERSOURCE FUNDS ON HOW YOU CAN EXCHANGE OR SELL SHARES HELD WITH AMERIPRISE FINANCIAL SERVICES.

EXCHANGES

You may exchange your Fund shares at no charge for shares of the same class of any other publicly offered RiverSource fund. Exchanges into RiverSource Tax-Exempt Money Market Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.

MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.31

SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE FUND'S POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE FUND'S BOARD HAS ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING. THE FUND SEEKS TO ENFORCE THIS POLICY AS FOLLOWS:

- The Fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the Fund's procedures, there is no set number of transactions in the Fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the Fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the Fund in any 90-day period. Accounts held by a retirement plan or an institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit. The Fund seeks the assistance of financial intermediaries in applying similar restrictions on the sub-accounts of their participants or clients.

- If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the Fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial intermediary. The Fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

- Although the Fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The Fund receives purchase and sale orders through financial intermediaries where market timing activity may not always be successfully detected.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.32

Other exchange policies:

-  Exchanges must be made into the same class of shares of the new fund.

- If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

-  Once we receive your exchange request, you cannot cancel it.

-  Shares of the new fund may not be used on the same day for another exchange.

- If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.

SELLING SHARES

You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this waiver, you must send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.

IMPORTANT: Payments sent by a bank authorization, check or money order that are not guaranteed may take up to ten days to clear. This may cause your scheduled arrangement or unscheduled request to fail to process if the requested amount includes unguaranteed funds.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.33

WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

BY REGULAR OR EXPRESS MAIL

AMERIPRISE FINANCIAL SERVICES
70200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

Include in your letter:

-  your account number

-  the name of the fund(s)

-  the class of shares to be exchanged or sold

-  your Social Security number or Employer Identification number

-  the dollar amount or number of shares you want to exchange or sell

-  specific instructions regarding delivery or exchange destination

- signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor or Ameriprise Financial Services for more information.)

-  any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

BY TELEPHONE

(800) 297-7378 for brokerage accounts
(800) 967-4377 for wrap accounts
(800) 862-7919 for non-brokerage/wrap accounts

- Reasonable procedures will be used to confirm authenticity of telephone exchange or sale requests.

- Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the distributor. Each registered owner must sign the request.

- Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

-  Telephone privileges may be modified or discontinued at any time.

MINIMUM SALE AMOUNT:          $100

MAXIMUM SALE AMOUNT:          $100,000


             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.34

BY WIRE

You can wire money from your account to your bank account. Contact your financial advisor or Ameriprise Financial Services at the above numbers for additional information.

-  Minimum amount: $1,000

-  Pre-authorization is required.

-  A service fee may be charged against your account for each wire sent.

BY SCHEDULED PAYOUT PLAN

-  Minimum payment: $100*

- Contact your financial advisor or Ameriprise Financial Services to set up regular payments.

- Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

*  Minimum is $50 in a non-brokerage/wrap account.

ELECTRONIC TRANSACTIONS

The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time for any shareholder without prior notice as deemed necessary and in the best interests of the Fund.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.35

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as DIVIDENDS. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as CAPITAL GAIN DISTRIBUTIONS.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

-  you request distributions in cash, or

- you direct the Fund to invest your distributions in the same class of any publicly offered RiverSource fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.36

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.37

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                                   2005          2004       2003(b)
Net asset value, beginning of period                                         $6.95        $ 5.60        $ 5.08
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                  (.03)         (.04)         (.01)
Net gains (losses) (both realized and unrealized)                              .46          1.65           .53
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                               .43          1.61           .52
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from investment income                                              (.02)           --            --
Distributions from realized gains                                             (.07)         (.26)           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                                           (.09)         (.26)           --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $7.29        $ 6.95        $ 5.60
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                      $  25        $   17        $    5
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                          1.55%         1.55%         1.46%(e)
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets             (.90%)       (1.20%)       (1.20%)(e)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                      218%          189%           27%
--------------------------------------------------------------------------------------------------------------
Total return(f)                                                               6.17%        29.09%        10.24%(g)
--------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class A would have been 1.97%, 3.02% and 24.14% for the periods ended May 31, 2005, 2004 and 2003, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.38

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                                   2005          2004       2003(b)
Net asset value, beginning of period                                        $ 6.89        $ 5.59        $ 5.08
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                  (.06)         (.07)         (.02)
Net gains (losses) (both realized and unrealized)                              .42          1.63           .53
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                               .36          1.56           .51
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                             (.07)         (.26)           --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $ 7.18        $ 6.89        $ 5.59
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                     $    7        $    3        $   --
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                          2.34%         2.34%         2.25%(e)
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets            (1.70%)       (1.97%)       (1.92%)(e)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                      218%          189%           27%
--------------------------------------------------------------------------------------------------------------
Total return(f)                                                               5.29%        28.22%        10.04%(g)
--------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class B would have been 2.75%, 3.81% and 24.93% for the periods ended May 31, 2005, 2004 and 2003, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.39

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                                   2005          2004       2003(b)
Net asset value, beginning of period                                        $ 6.89        $ 5.59        $ 5.08
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                  (.07)         (.07)         (.02)
Net gains (losses) (both realized and unrealized)                              .43          1.63           .53
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                               .36          1.56           .51
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                             (.07)         (.26)           --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $ 7.18        $ 6.89        $ 5.59
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                     $   --        $   --        $   --
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                          2.35%         2.35%         2.21%(e)
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets            (1.70%)       (1.98%)       (1.95%)(e)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                      218%          189%           27%
--------------------------------------------------------------------------------------------------------------
Total return(f)                                                               5.29%        28.22%        10.04%(g)
--------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class C would have been 2.75%, 3.82% and 24.94% for the periods ended May 31, 2005, 2004 and 2003, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.40

CLASS Y

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED MAY 31,                                                   2005          2004       2003(b)
Net asset value, beginning of period                                         $6.96        $ 5.60        $ 5.08
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                  (.01)         (.04)         (.01)
Net gains (losses) (both realized and unrealized)                              .45          1.66           .53
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                               .44          1.62           .52
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                          (.02)           --            --
Distributions from realized gains                                             (.07)         (.26)           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                                           (.09)         (.26)           --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $7.31        $ 6.96        $ 5.60
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                                      $  --        $   --        $   --
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                          1.37%         1.37%         1.30%(e)
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets             (.74%)       (1.03%)       (1.03%)(e)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                      218%          189%           27%
--------------------------------------------------------------------------------------------------------------
Total return(f)                                                               6.40%        29.26%        10.24%(g)
--------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class Y would have been 1.80%, 2.84% and 23.96% for the periods ended May 31, 2005, 2004 and 2003, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.41

This Fund, along with the other RiverSource funds, is distributed by Ameriprise Financial Services, Inc. and can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial intermediaries. The Fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund or make a shareholder inquiry, contact your financial advisor, investment professional or Ameriprise Financial Services.

Ameriprise Financial Services
70100 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852

RiverSource Investments Website address:
riversource.com/investments

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-10321

TICKER SYMBOL
Class A: ASGFX    Class B:ARGBX
Class C:--        Class I:--
Class Y: APAIX

[RIVERSOURCE (SM) INVESTMENTS LOGO]

RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

                                                             S-6260-99 F (10/05)

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                      D.42

EXHIBIT E

BOARD EFFECTIVENESS COMMITTEE CHARTER

RESOLVED, That the Board Effectiveness Committee be composed of the independent members appointed annually by the Board and the Chair of the Board;

RESOLVED, That one member shall be appointed to Chair the Committee and the Committee shall meet upon call of the Chair;

RESOLVED, That the Committee will make recommendations to the Board on:

-  The responsibilities and duties of the Board;

- The criteria to be used to determine the size and structure of the Boards and the background and characteristics of independent Board members;

- The persons to serve as Board members based on approved criteria whenever necessary to fill a vacancy or in conjunction with a regular meeting of shareholders in which nominees are required to be submitted for a vote of shareholders;

- The annual evaluation of the Board's performance and the attendance of members; and

-  The compensation to be paid to independent members; and further

RESOLVED, That the Committee shall be assigned such further areas of responsibility as appropriate to assist the Board in meeting its fiduciary duties in an efficient and effective manner.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       E.1

EXHIBIT F

JOINT AUDIT COMMITTEE CHARTER

MEMBERSHIP AND QUALIFICATIONS

The Joint Audit Committee shall consist of at least three members appointed by the Board. The Board may replace members of the Committee for any reason.

No member shall be an "interested person" as that term is defined in
Section 2(a)(19) of the Investment Company Act, nor shall any member receive any compensations from the Fund except compensations for service as a member of the Board and Board committees.

At least one member of the Committee shall be an "audit committee financial expert." An "audit committee financial expert" means a person who has the following attributes:

- An understanding of generally accepted accounting principles and financial statements;

- The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

- Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

- An understanding of internal controls and procedures for financial reporting; and

-  An understanding of audit committee functions.

A person shall have acquired such attributes through:

- Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

- Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

- Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

-  Other relevant experience.

The Board shall determine "audit committee financial experts" annually.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       F.1

PURPOSES OF THE COMMITTEE

The Committee is to assist independent members of the Boards in fulfilling their oversight responsibilities to the shareholders, potential shareholders and investment community relating to the reliability of financial reporting, the effectiveness and efficiency of operations, the work done by external auditors, the adequacy of internal controls, and the compliance with applicable laws and regulations by:

- Overseeing the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

- Overseeing, or, as appropriate, assisting Board oversight of, the quality and integrity of the Fund's financial statements and the independent audit thereof;

- Overseeing, or, as appropriate, assisting Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; and

- Approving prior to appointment the engagement of the Fund's independent auditor (Auditor) and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's Auditor.

The Auditor for the Fund shall report directly to the Committee.

DUTIES AND POWERS

To carry out its purposes, the Committee shall have the following duties and powers:

- Recommend the Auditor that the Committee believes is qualified to examine and report on the financial statements to the independent members of the Board within 90 days before or after the fiscal year end of the Fund;

-  Meet with representatives of the Auditor to:

   - Review and evaluate matters potentially affecting its independence and capabilities by:

      - Approving prior to appointment the professional services the Auditor requests to perform for American Express Financial Corporation and any of its subsidiaries that provide services to the Fund;

      - Considering the controls applied by the Auditor and measures taken by American Express Financial Corporation to assure that all items requiring pre-approval are identified and referred to the Committee in a timely fashion; and

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       F.2

      - Evaluating the auditor's independence by receiving a report on business relationships at each meeting setting forth the work it has been engaged to do for American Express Company or its subsidiaries.

   - Consider the scope of the annual audit and any special audits and review and approve the estimated fees to be charged;

   - Consider the information and comments from the Auditor with respect to the Fund's accounting and financial reporting policies, procedures and internal controls over financial reporting; the responses to the comments by American Express Financial Corporation; and possible improvements that can be made in the quality of the Fund's accounting and financial reporting;

- Meet with representatives of American Express Enterprise Risk and Assurance Services to:

   - Discuss its responsibility to the Fund with respect to its review of operations of American Express Financial Corporation and affiliates to the extent they pertain to the registered investment companies;

   - Consider its authority, including the support it receives from American Express Financial Corporation's senior management and American Express Company's General Auditor;

   - Discuss whether it complies with the Institute of Internal Auditors' "Standard for the Professional Practice of Internal Auditing;"

   -  Review its budget, staffing and proposed audit plans each year; and

   - Review reports issued by American Express Enterprise Risk and Assurance Services that pertain to American Express Financial Corporation's operations related to the registered investment companies.

- Encourage open lines of communications among the Committee, the Auditor, and American Express Enterprise Risk and Assurance Services to:

   - Consider information and comments from the Auditor with respect to the Fund's financial statements, including any adjustments to such statements recommended by the Auditor and to review the opinion of the Auditor;

   - Resolve any disagreements between American Express Financial Corporation and the Auditor;

   - Review, in connection with required certifications of Form N-CSR, any significant deficiencies in the design or operations of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving any person who has a significant role in the Fund's internal control over financial reporting;

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       F.3

    - Establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of American Express Financial Corporation of concerns about accounting or auditing matters, and address reports from attorneys or auditors of possible violations of federal or state laws or fiduciary duty;

    - Investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund's accounting or financial reporting;

- Consider the adequacy and effectiveness of internal controls, including the controls over computerized information systems, through discussions with the Auditor, American Express Enterprise Risk and Assurance Services and appropriate American Express Financial Corporation managers who provide reports to the Committee and elicit their recommendations for improving or identifying particular areas where new or more detailed controls or procedures are desirable giving particular emphasis to the adequacy of internal controls for exposing any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

- Request to be informed about all new or changed accounting principles and disclosure practices on a timely basis and inquire regarding the judgment and reasoning regarding the appropriateness, not just the acceptability, of the changes or proposed changes;

- Report the work of the Committee to the Board as frequently as the Committee deems appropriate;

- Review and assess the adequacy of the Committee's charter at least annually and recommend any changes to the Board;

- Meet at least once a year in a private meeting with each of the three following groups: the Auditor, the American Express Financial Corporation's management personnel responsible for the financial statements and recordkeeping of the Fund, the Senior Vice President - Enterprise Risk and Assurance Services for American Express Financial Corporation, and the General Auditor and Chief Operational Risk Officer for American Express Company;

- Consider such other matters as any Board or Committee deems appropriate and perform such additional tasks as directed by resolution of any Board;

- Conduct its own investigations into issues related to its responsibilities and is authorized to employ such professional and technical assistance as it deems necessary.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       F.4

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Auditor for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Committee members, at the expense of the Fund, as appropriate.

The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services to one or more members. Any decisions of the member to grant pre-approvals shall be presented to the Committee at its next regularly scheduled meeting.

ROLE AND RESPONSIBILITIES

The function of the Committee is oversight; it is American Express Financial Corporation's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the Auditor's responsibility to plan and carry out a proper audit. Specifically, American Express Financial Corporation is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Auditor is responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in the Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the Auditor.

Although the Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Committee is not an audit, nor does the Committee's review substitute for the responsibilities of American Express Financial Corporation's for preparing, or the Auditor for auditing, the financial statements. Members of the Committee are not employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       F.5

In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the director is not a member.

OPERATIONS

The Board shall adopt and approve this Charter and may amend it on the Board's own motion. The Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

The Committee may select one of its members to be the chair and may select a vice chair. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

The Committee shall meet on a regular basis and at least four times annually and is empowered to hold special meetings as circumstances require. The Chairperson or a majority of the members shall be authorized to call a meeting of the Committee or meetings may be fixed in advance by the Committee.

The agenda shall be prepared under the direction and control of the Chairperson.

The Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund's bylaws.

The Committee shall have the authority to meet privately and to admit non-members individually. The Committee may also request to meet with internal legal counsel and compliance personnel of American Express Financial Corporation and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund's accounting and compliance as well as other Fund-related matters.

The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

The Committee shall evaluate its performance at least annually.

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       F.6

EXHIBIT G

ADDITIONAL INFORMATION ABOUT SUBADVISERS

             RIVERSOURCE STRATEGY AGRESSIVE FUND -- PROXY STATEMENT
                                       G.1

                                                                S-6386 A (12/05)
                                ezVote(SM)Consolidated Proxy Card
PROXY TABULATOR
P.O. BOX 9132                   This form is your EzVote Consolidated Proxy.
HINGHAM, MA 02043-9132          It reflects all of your accounts registered to
                                the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the reverse side of the form.

999 999 999 999 99 <-
                                                               RIVERSOURCE FUNDS
                                      (formerly known as AMERICAN EXPRESS FUNDS)
AXP STRATEGY SERIES, INC.          PROXY FOR THE REGULAR MEETING OF SHAREHOLDERS
RIVERSOURCE STRATEGY AGGRESSIVE FUND                           FEBRUARY 15, 2006

Your fund will hold a shareholders' meeting at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN, at _____ [a.m./p.m.] on February 15, 2006. You are entitled to vote at the meeting if you were a shareholder on December 16, 2005. Please read the proxy statement and vote immediately by mail, telephone or internet, even if you plan to attend the meeting. Just follow the instructions on this proxy card. The Board of Directors recommends that you vote FOR each proposal.

The undersigned hereby appoints Arne H. Carlson and Leslie L. Ogg or any one of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the regular meeting to be held on February 15, 2006, and any adjournment thereof.

                                           Date __________________


                                Signature(s) (Joint owners)    (Sign in the Box)

                                Note: Please sign this proxy exactly as your name or names appears on this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                                                         AMEX Strategy EZ - DH

IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS


                                              THREE EASY WAYS TO VOTE

        To vote by Telephone                       To vote by Internet                        To vote by Mail
1) Read the proxy statement and have the   1) Read the proxy statement and have      1) Read the Proxy Statement.
   Consolidated Proxy Card at hand.           Consolidated Proxy Card at hand.       2) Check the appropriate boxes on the
2) Call 1-888-221-0697.                    2) Go to www.proxyweb.com                    reverse side.
3) Follow the recorded instructions.       3) Follow the on-line directions.         3) Sign and date the proxy card.
                                                                                     4) Return the proxy card in the envelope
                                                                                        provided.

          IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

LABEL BELOW FOR MIS USE ONLY!                                    INDIVIDUAL BALLOTS
M1197                                                            On the reverse side of this form (and on accompanying pages,
AMERICAN EXPRESS - AMERIPRISE                                    if necessary) you will find individual ballots, one for each of
AXP STRATEGY SERIES, INC                                         your accounts. If you would wish to vote each of these accounts
RIVERSOURCE STRATEGY AGGRESSIVE FUND                             separately, sign in the signature box below, mark each individual
ORIGINAL EZVOTE 10-06-05 KD                                      ballot to indicate your vote, detach the form at the perforation
DOREEN (AMEX-RIVERSOURCE STRATEGY EZVOTE FEB 2006 DH)            above and return the individual ballots portion only.

                                                                 NOTE: If you choose to vote each account separately, do
                                                                 not return the  Consolidated Proxy Card above.


                                                                 Date _____________________________

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ___
                                                                 -------------------------------------------------------
                                                                 Signature(s) (Joint owners)          (Sign in the Box)
OK TO PRINT AS IS*_______ *By signing this form you are          Note: Please sign this proxy exactly as your
authorizing MIS to print this form in its current state.         name or names appears on this card. Joint owners
                                                                 should each sign personally. Trustees and other
                                                                 fiduciaries should indicate the capacity in
                                                                 which they sign, and where more than one name
                                                                 appears, a majority must sign. If a corporation,
                                                                 this signature should be that of an authorized
---------------------------------------------------------        officer who should state his or her title.
SIGNATURE OF PERSON AUTHORIZING PRINTING         DATE

                                                                                                 AMEX Strategy IND - DH

                                ezVote(SM)Consolidated Proxy Card


                                Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]

                                PLEASE DO NOT USE FINE POINT PENS.


If you do not mark a proposal, your proxy will be voted FOR the proposal.

                                                        FOR  AGAINST  ABSTAIN
1. Approve the Agreement and Plan of Reorganization.    [ ]    [ ]      [ ]   1.
2. ELECTION OF BOARD MEMBERS.
                                                        FOR  WITHHOLD  FOR ALL
                                                        ALL     ALL     EXCEPT

   (01) Arne H. Carlson        (05) Catherine James Paglia
   (02) Patricia M. Flynn      (06) Alan K. Simpson     [ ]    [ ]      [ ]   2.
   (03) Anne P. Jones          (07) Alison Taunton-Rigby
   (04) Stephen R. Lewis, Jr.  (08) William F. Truscott

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line below.)

                                                        FOR  AGAINST  ABSTAIN
3. Approve an Amendment to the Articles of
   Incorporation.                                       [ ]    [ ]      [ ]   3.

4. Approve an Investment Management Services Agreement
   with RiverSource Investments, LLC.                   [ ]    [ ]      [ ]   4.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.



                                                          AMEX Strategy EZ - DH

        IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN
                             THE INDIVIDUAL BALLOTS


                               INDIVIDUAL BALLOTS

NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.

     000 0000000000 000 0                                                 000 0000000000 000 0
     JOHN Q. PUBLIC                                                       JOHN Q. PUBLIC
     123 MAIN STREET                                                      123 MAIN STREET
     ANYTOWN, MA 02030          999 999 999 999 99                        ANYTOWN, MA 02030          999 999 999 999 99
     FUND NAME PRINTS HERE                                                FUND NAME PRINTS HERE

                               FOR       AGAINST     ABSTAIN                                        FOR       AGAINST     ABSTAIN
1. Approve the Agreement                                             1. Approve the Agreement
   and Plan of                                                          and Plan of
   Reorganization.            [ ]         [ ]         [ ]               Reorganization.            [ ]         [ ]         [ ]

2. ELECTION OF BOARD                                                 2. ELECTION OF BOARD
   MEMBERS.                    FOR       WITHHOLD    FOR ALL            MEMBERS.                    FOR       WITHHOLD    FOR ALL
(See Nominee list on           ALL         ALL       EXCEPT*         (See Nominee list on           ALL         ALL       EXCEPT*
consolidated ballot.)                                                consolidated ballot.)

*EXCEPT____________________   [ ]         [ ]         [ ]            *EXCEPT____________________    [ ]         [ ]         [ ]

                               FOR       AGAINST     ABSTAIN                                        FOR       AGAINST     ABSTAIN
3. Amend the Articles of                                             3. Amend the Articles of
   Incorporation.             [ ]         [ ]         [ ]               Incorporation.             [ ]         [ ]         [ ]

4. Approve Service                                                   4. Approve Service
   Agreement.                 [ ]         [ ]         [ ]               Agreement.                 [ ]         [ ]         [ ]

                                                                     LABEL BELOW FOR MIS USE ONLY!
                                                                     M1197
                                                                     AMERICAN EXPRESS - AMERIPRISE
                                                                     AXP STRATEGY SERIES, INC
                                                                     RIVERSOURCE STRATEGY AGGRESSIVE FUND
                                                                     ORIGINAL EZVOTE 10-06-05 KD
                                                                     DOREEN (AMEX-RIVERSOURCE STRATEGY EZVOTE FEB 2006 DH)

                                                         AMEX Strategy IND - DH

AXP(R) STRATEGY SERIES, INC.
 - RiverSource(SM) Strategy Aggressive Fund
   (formerly AXP Strategy Aggressive Fund)

 PROXY STATEMENT

                                                               December 16, 2005

HERE IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR YOUR RIVERSOURCE MUTUAL FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT.

Q: WHAT ORGANIZATION CHANGES HAVE RECENTLY TAKEN PLACE?

On Sept. 30, Ameriprise Financial, Inc. (formerly American Express Financial Corporation) became an independent company from American Express. An affiliate of Ameriprise Financial, RiverSource Investments now serves as investment manager to your fund. As a result, your fund's name and the names of service providers to your fund have changed. Your statements should now reflect this new name and the funds are now listed under RiverSource in the newspaper.

Q: WHY AM I BEING ASKED TO VOTE?

Mutual funds are required to get shareholders' votes for certain kinds of changes, like the ones included in this proxy statement. You have a right to vote on these changes either by mailing your proxy card, calling a toll-free number, responding by internet or attending the shareholder meeting.

Q: IS MY VOTE IMPORTANT?

Absolutely! While the Board of Directors ("Board") for RiverSource Funds has reviewed these changes and recommends you approve them, you have the right to voice your opinion. Until the Fund is sure that a quorum has been reached (50% of existing shares), it will continue to contact shareholders asking them to vote. These efforts cost money -- so please, vote immediately.

Q: WHAT AM I BEING ASKED TO VOTE ON?

Shareholders are being asked to vote on:

- The merger ("Reorganization") of RiverSource Strategy Aggressive Fund and RiverSource Aggressive Growth Fund.

-  Election of Board members.

- An amendment to the Fund's Articles of Incorporation to permit the Board to establish the minimum account value and to change the name of the corporation to "RiverSource" consistent with the names of the funds.

- An Investment Management Services Agreement ("IMS Agreement") with RiverSource Investments, LLC.

We encourage you to read the full text of the proxy statement to obtain a more detailed understanding of the issues.

Q: IF APPROVED, WHEN WILL THE MERGER HAPPEN?

If shareholders approve the merger, it will take place shortly after the shareholder meeting. In the interim, however, it will be important for the Fund to have a properly elected Board and an IMS Agreement that has been approved by shareholders.

Q: WHAT DO BOARD MEMBERS DO?

Board members represent the interests of the shareholders and oversee the management of the Fund.

Q: WHAT CHANGES ARE PROPOSED TO THE INVESTMENT MANAGEMENT SERVICES AGREEMENT?

In September, the Fund's investment manager, Ameriprise Financial, Inc. (formerly known as American Express Financial Corporation) was spun off from its parent company, American Express Company. The investment management functions were then moved to RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial. While this change did not cause a termination of the IMS Agreement, the Board determined that it would be prudent to give shareholders an opportunity to vote on the arrangement. The agreement also clarifies the circumstances under which the Board may change an index for purposes of calculating a performance incentive adjustment.

Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?

After careful consideration, the Board recommends that you vote FOR each proposal.

Q: HOW DO I VOTE?

You can vote in one of four ways:

-  By mail with the enclosed proxy card

-  By telephone

-  By web site

-  In person at the meeting

Please refer to the enclosed voting instruction card for the telephone number and internet address.

Q: WHOM SHOULD I CALL IF I HAVE QUESTIONS?

If you have questions about any of the issues described in the proxy statement or about voting procedures, please call your financial advisor or call client services toll free at (877) 256-6085.

                       Statement of Additional Information

                                  Dec. 16, 2005

                          AXP(R) Partners Series, Inc.

                        RiverSource Small Cap Equity Fund

This Statement of Additional Information ("SAI") consists of this cover page and incorporates by reference the following described documents, each of which has been previously filed and accompanies this Statement of Additional Information.

1.    RiverSource Small Cap Equity Fund's most recent SAI, dated Oct. 3, 2005.

2. RiverSource Small Cap Equity Fund's most recent annual report, for the period ended May 31, 2005.

3.    RiverSource Discovery Fund's most recent SAI, dated Oct. 3, 2005.

4. RiverSource Discovery Fund's most recent annual report, for the period ended July 31, 2005.

This SAI is not a prospectus. It should be read in conjunction with the proxy statement/prospectus, dated the same date as this SAI, which may be obtained by calling (877) 256-6085 or writing RiverSource Service Corporation, 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

RiverSource Small Cap Equity Fund

RiverSource Discovery Fund

Introduction to Proposed Fund Merger

May 31, 2005

The accompanying unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the two funds at and for the 12-month period ending May 31, 2005. These statements have been derived from financial statements prepared for RiverSource Small Cap Equity Fund and RiverSource Discovery Fund as of May 31, 2005. RiverSource Small Cap Equity Fund and RiverSource Discovery Fund invest primarily in equity securities issued by small companies having a market capitalization within the range of the Russell 2000(R) Index or the S&PSmallCap 600 Index.

Under the proposed Agreement and Plan of Reorganization, Class A shares of the RiverSource Discovery Fund would be exchanged for Class A shares of the RiverSource Small Cap Equity Fund. Class B shares of the RiverSource Discovery Fund would be exchanged for Class B shares of the RiverSource Small Cap Equity Fund. Class C shares of the RiverSource Discovery Fund would be exchanged for Class C shares of the RiverSource Small Cap Equity Fund. Class Y shares of the RiverSource Discovery Fund would be exchanged for Class Y shares of the RiverSource Small Cap Equity Fund.

The pro forma combining statements have been prepared to give effect to the proposed transaction on the historical operations of the accounting survivor, RiverSource Small Cap Equity Fund, as if the transaction had occurred at the beginning of the fiscal year ending May 31, 2005.

--------------------------------------------------------------------------------
2   ---   AXP Partners Series, Inc. -- RiverSource Small Cap Equity Fund

RiverSource Small Cap Equity Fund

RiverSource Discovery Fund

Pro forma combining
Statement of assets and liabilities

                                                                  RiverSource     RiverSource
                                                                   Small Cap      Discovery        Pro forma              Pro forma
May 31, 2005 (Unaudited)                                           Equity Fund       Fund          Adjustments             Combined
Assets
Investments in securities, at cost                              $158,508,695     $140,643,012     $     --             $299,151,707
                                                                ------------     ------------     --------             ------------
Investments in securities, at value*                            $178,715,075     $160,194,502     $     --             $338,909,577
Cash in bank on demand deposit                                       124,870          159,482           --                  284,352
Capital shares receivable                                            224,711            3,892           --                  228,603
Dividends and accrued interest receivable                             94,101           81,092           --                  175,193
Receivable for investment securities sold                          2,144,428        1,971,695           --                4,116,123
Receivable from RiverSource Investments, LLC (Note 2)                     --               --      297,913(f)               297,913
                                                                ------------     ------------     --------             ------------
Total assets                                                     181,303,185      162,410,663      297,913              344,011,761
                                                                ------------     ------------     --------             ------------

Liabilities
Capital shares payable                                               117,179               --           --                  117,179
Payable for investment securities purchased                        1,494,045        1,584,353           --                3,078,398
Payable upon return of securities loaned                                  --        2,516,000           --                2,516,000
Accrued investment management services fee (Note 2)                   19,065           11,105      459,360(a)               489,530
Accrued distribution fee                                               8,811            5,290           --                   14,101
Accrued service fee                                                        1               28           --                       29
Accrued transfer agency fee                                            4,683            3,456           --                    8,139
Accrued administrative services fee (Note 2)                           1,572            1,041       31,068(b)                33,681
Other accrued expenses (Note 2)                                      104,627           43,719     (233,002)(c),(d),(e)      (84,656)
                                                                ------------     ------------     --------             ------------
Total liabilities                                                  1,749,983        4,164,992      257,426                6,172,401
                                                                ------------     ------------     --------             ------------
Net assets applicable to outstanding capital stock              $179,553,202     $158,245,671   $   40,487             $337,839,360
                                                                ============     ============   ==========             ============

Represented by
Capital stock -- $.01 par value (Note 3)                        $    311,426     $    185,701   $   87,203             $    584,330
Additional paid-in capital (Note 3)                              149,936,094      213,806,572      (87,203)             363,655,463
Undistributed net investment income (Note 2)                           8,001       (1,023,751)      40,487                 (975,263)
Accumulated net realized gain (loss)                               9,092,054      (74,273,722)          --              (65,181,668)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities
   in foreign currencies                                          20,205,627       19,550,871           --               39,756,498
                                                                ------------     ------------     --------             ------------
Total -- representing net assets applicable
   to outstanding capital stock                                 $179,553,202     $158,245,671   $   40,487             $337,839,360
                                                                ============     ============   ==========             ============
Net assets applicable to outstanding shares:   Class A          $122,560,969     $143,222,721   $   31,855             $265,815,545
                                               Class B          $ 46,071,722     $ 12,404,605   $    7,009             $ 58,483,336
                                               Class C          $  3,743,293     $     25,111   $      452             $  3,768,856
                                               Class I          $  7,041,819     $         --   $      844             $  7,042,663
                                               Class Y          $    135,399     $  2,593,234   $      327             $  2,728,960
Shares outstanding (Note 3):                   Class A shares     21,107,913       16,675,507           --               45,758,984
                                               Class B shares      8,146,718        1,593,741           --               10,338,344
                                               Class C shares        662,650            3,234           --                  667,094
                                               Class I shares      1,202,122               --           --                1,202,122
                                               Class Y shares         23,158          297,617           --                  466,446
Net asset value per share of
   outstanding capital stock:                  Class A          $       5.81     $       8.59     $     --             $       5.81
                                               Class B          $       5.66     $       7.78     $     --             $       5.66
                                               Class C          $       5.65     $       7.76     $     --             $       5.65
                                               Class I          $       5.86     $         --     $     --             $       5.86
                                               Class Y          $       5.85     $       8.71     $     --             $       5.85
                                                                ------------     ------------     --------             ------------
*  Including securities on loan, at value                       $         --     $  2,367,500     $     --             $  2,367,500
                                                                ------------     ------------     --------             ------------

See accompanying notes to pro forma financial statements.

--------------------------------------------------------------------------------
3   ---   AXP Partners Series, Inc. -- RiverSource Small Cap Equity Fund

RiverSource Small Cap Equity Fund

RiverSource Discovery Fund

Pro forma combining
Statement of operations
                                                                       RiverSource      RiverSource
                                                                        Small Cap       Discovery       Pro forma       Pro forma
Year ended May 31, 2005 (Unaudited)                                     Equity Fund        Fund         Adjustments      Combined
Investment income
Income:
Dividends                                                              $ 1,065,166    $   973,953      $      --      $ 2,039,119
Interest                                                                    85,059         81,544             --          166,603
Fee income from securities lending                                              --         32,902             --           32,902
   Less foreign taxes withheld                                              (6,861)        (5,642)            --          (12,503)
                                                                       -----------    -----------      ---------      -----------
Total income                                                             1,143,364      1,082,757             --        2,226,121
                                                                       -----------    -----------      ---------      -----------
Expenses:
Investment management services fee (Note 2)                              1,560,155      1,087,134        459,360(a)     3,106,649
Distribution fee
   Class A                                                                 272,058        369,407             --          641,465
   Class B                                                                 431,058        139,039             --          570,097
   Class C                                                                  38,537            295             --           38,832
Transfer agency fee                                                        359,501        337,344             --          696,845
Incremental transfer agency fee
   Class A                                                                  26,448         33,118             --           59,566
   Class B                                                                  19,926          7,574             --           27,500
   Class C                                                                   1,611             18             --            1,629
Service fee -- Class Y                                                         145          2,232             --            2,377
Administrative services fees and expenses (Note 2)                         129,820        103,150         31,068(b)       264,038
Custodian fees (Note 2)                                                    238,100        270,172       (208,272)(c)      300,000
Compensation of board members (Note 2)                                       8,848          5,230         (5,230)(d)        8,848
Printing and postage                                                        89,860         56,662             --          146,522
Registration fees                                                           56,412         53,699             --          110,111
Audit fees (Note 2)                                                         19,500         27,000        (19,500)(e)       27,000
Other                                                                        8,686         12,427             --           21,113
                                                                       -----------    -----------      ---------      -----------
Total expenses                                                           3,260,665      2,504,501        257,426        6,022,592
   Expenses waived/reimbursed by RiverSource
   Investments, LLC (Note 2)                                              (412,993)       (61,972)      (297,913)(f)     (772,878)
                                                                       -----------    -----------      ---------      -----------
                                                                         2,847,672      2,442,529        (40,487)       5,249,714
   Earnings credits on cash balances                                        (1,923)        (4,231)            --           (6,154)
                                                                       -----------    -----------      ---------      -----------
Total net expenses                                                       2,845,749      2,438,298        (40,487)       5,243,560
                                                                       -----------    -----------      ---------      -----------
Investment income (loss) -- net                                         (1,702,385)    (1,355,541)        40,487       (3,017,439)
                                                                       -----------    -----------      ---------      -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                12,992,660     18,201,513             --       31,194,173
   Foreign currency transactions                                                98           (111)            --              (13)
                                                                       -----------    -----------      ---------      -----------
Net realized gain (loss) on investments                                 12,992,758     18,201,402             --       31,194,160
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities
   in foreign currencies                                                10,020,607      4,480,605             --       14,501,212
                                                                       -----------    -----------      ---------      -----------
Net gain (loss) on investments and foreign currencies                   23,013,365     22,682,007             --       45,695,372
                                                                       -----------    -----------      ---------      -----------
Net increase (decrease) in net assets resulting from operations        $21,310,980    $21,326,466      $  40,487      $42,677,933
                                                                       ===========    ===========      =========      ===========


See accompanying notes to pro forma financial statements.

--------------------------------------------------------------------------------
4   ---   AXP Partners Series, Inc. -- RiverSource Small Cap Equity Fund

RiverSource Small Cap Equity Fund

RiverSource Discovery Fund

Notes to Pro Forma Financial Statements

(Unaudited as to May 31, 2005)

1. BASIS OF COMBINATION

The unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the two funds at and for the 12-month period ending May 31, 2005. These statements have been derived from financial statements prepared for the RiverSource Small Cap Equity Fund and RiverSource Discovery Fund as of May 31, 2005.

Each Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The primary investments of each Fund are as follows:

RiverSource Small Cap Equity Fund and RiverSource Discovery Fund invest primarily in equity securities issued by small companies having a market capitalization within the range of the Russell 2000(R) Index or the S&P SmallCap 600 Index.

The pro forma statements give effect to the proposed transfer of the assets and liabilities of RiverSource Discovery Fund in exchange for Class A, B, C, and Y shares of RiverSource Small Cap Equity Fund under U.S. generally accepted accounting principles. The pro forma statements reflect estimates for the combined RiverSource Small Cap Equity Fund based on the increased asset level of the merger and associated economies of scale, adjusted to reflect current fees.

The pro forma combining statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

The pro forma statement of operations give effect to the proposed transaction on the historical operations of the accounting survivor, RiverSource Small Cap Equity Fund, as if the transaction had occurred at the beginning of the year presented.

2.   PRO FORMA ADJUSTMENTS

(a) To reflect the increase in investment management services fee due to the Reorganization.

(b) To reflect the increase in administrative services fees due to the impact of the revised administrative services agreement.

(c)  To reflect the reduction in custodian fees due to the Reorganization.

(d) To adjust for the change in the compensation of board members due to the Reorganization.

(e)  To reflect the reduction in audit fees due to the Reorganization.

(f) To adjust the expense reimbursement to include the impact of the agreements by RiverSource Investments, LLC and its affiliates to waive certain fees and to absorb certain expenses following the merger.

3.   CAPITAL SHARES

The pro forma net asset value per share assumes the issuance of additional Class A, Class B, Class C, and Class Y shares of RiverSource Small Cap Equity Fund if the reorganization were to have taken place on May 31, 2005. The pro forma number of Class A shares outstanding of 45,758,984 consists of 24,651,071 shares assumed to be issued to Class A shareholders of the RiverSource Discovery Fund, plus 21,107,913 Class A shares of the RiverSource Small Cap Equity Fund outstanding as of May 31, 2005. The pro forma number of Class B shares outstanding of 10,338,344 consists of 2,191,626 shares assumed to be issued to Class B shareholders of the RiverSource Discovery Fund, plus 8,146,718 Class B shares of the RiverSource Small Cap Equity Fund outstanding as of May 31, 2005. The pro forma number of Class C shares outstanding of 667,094 consists of 4,444 shares assumed to be issued to Class C shareholders of the RiverSource Discovery Fund, plus 662,650 Class C shares of the RiverSource Small Cap Equity Fund outstanding as of May 31, 2005. The pro forma number of Class I shares outstanding of 1,202,122 consists of 1,202,122 Class I shares of the RiverSource Small Cap Equity Fund outstanding as of May 31, 2005. The pro forma number of Class Y shares outstanding of 466,446 consists of 443,288 shares assumed to be issued to Class Y shareholders of the RiverSource Discovery Fund, plus 23,158 Class Y shares of the RiverSource Small Cap Equity Fund outstanding as of May 31, 2005.

--------------------------------------------------------------------------------
5   ---   AXP Partners Series, Inc. -- RiverSource Small Cap Equity Fund

Combined Investments in Securities

RiverSource Small Cap Equity Fund

May 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (97.1%)

Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource    RiverSource                        RiverSource    RiverSource
                                    Small Cap      Discovery      Pro forma           Small Cap      Discovery     Pro forma
                                    Equity Fund       Fund         Combined           Equtiy Fund       Fund        Combined
Aerospace & defense (1.1%)
Esterline Technologies                  2,199          2,250         4,449(b)            $85,541       $87,525       $173,066
Hexcel                                 50,182         51,272       101,454(b)            819,973       837,785      1,657,758
Innovative Solutions & Support          3,182          2,908         6,090(b)            110,224       100,733        210,957
Moog Cl A                              25,150         19,425        44,575(b)            763,303       589,549      1,352,852
Teledyn Technologies                    2,659          2,776         5,435(b)             84,078        87,777        171,855
United Defense Inds                     1,782          1,583         3,365               132,777       117,949        250,726
Total                                                                                  1,995,896     1,821,318      3,817,214

Airlines (1.6%)
AirTran Holdings                      119,900         97,900       217,800(b)          1,170,223       955,504      2,125,727
AMR                                    72,400         58,700       131,100(b)            933,960       757,230      1,691,190
Frontier Airlines                       3,830          2,943         6,773(b)             46,764        35,934         82,698
Mesa Air Group                          3,254          2,671         5,925(b)             20,761        17,041         37,802
Pinnacle Airlines                      21,100         21,900        43,000(b)            206,780       214,620        421,400
Republic Airways Holdings              29,200         30,200        59,400(b)            372,592       385,352        757,944
SkyWest Airlines                        5,511          5,111        10,622               100,521        93,225        193,746
Total                                                                                  2,851,601     2,458,906      5,310,507

Automotive & related (1.9%)
Aftermarket Technology                  2,790          2,524         5,314(b)             42,799        38,718         81,517
American Axle & Mfg Holdings           29,400         23,400        52,800               608,579       484,380      1,092,959
Commerical Vehicle Group                1,233          1,165         2,398(b)             22,675        21,424         44,099
Cummins                                 8,164          7,041        15,205               554,744       478,436      1,033,180
Dollar Thrifty Automotive Group         6,900          7,200        14,100(b)            248,331       259,128        507,459
Goodyear Tire & Rubber                 37,906         33,109        71,015(b)            545,467       476,439      1,021,906
LKQ                                     2,800          2,900         5,700(b)             69,496        71,978        141,474
Noble Intl                                985            821         1,806                20,340        16,954         37,294
Rush Enterprises Cl A                  24,400         25,300        49,700(b)            351,116       364,067        715,183
Shiloh Inds                             3,160          2,721         5,881(b)             35,740        30,775         66,515
Tenneco Automotive                     23,014         20,044        43,058(b)            345,210       300,660        645,870
Thor Inds                               8,000          8,300        16,300               242,880       251,988        494,868
Tital Intl                                403            407           810                 5,952         6,011         11,963
TRW Automotive Holdings                14,364         12,163        26,527(b)            292,595       247,760        540,355
Total                                                                                  3,385,924     3,048,718      6,434,642

Banks and savings & loans (4.4%)
ACE Cash Express                        2,774          2,381         5,155(b)             60,501        51,930        112,431
Amcore Financial                          382            383           765                10,643        10,670         21,313
Anchor BanCorp Wisconsin                  392            328           720                10,827         9,059         19,886
BancFirst                                 841            731         1,572                66,220        57,559        123,779
Bank of Hawaii                         11,424          9,754        21,178               556,692       475,312      1,032,004
Brookline Bancorp                      48,715         50,493        99,208               740,468       767,494      1,507,962
Capital Crossing Bank                   1,425          1,197         2,622(b)             46,284        38,879         85,163
Center Financial                          989            826         1,815                21,135        17,652         38,787
City Holding                            1,387          1,323         2,710                46,853        44,691         91,544
City Natl                               6,621          5,663        12,284               470,290       402,243        872,533
Columbia Banking System                   550            674         1,224                13,530        16,580         30,110
Community Trust Bancorp                   252            251           503                 7,462         7,432         14,894
Corus Bankshares                        3,433          3,076         6,509               176,182       157,860        334,042
Cullen/Frost Bankers                    1,328          1,325         2,653                59,242        59,108        118,350
Downey Financial                        9,921          8,784        18,705               744,273       658,976      1,403,249
First BanCorp Puerto Rico              11,184          9,766        20,950(c)            428,683       374,331        803,014

See accompanying notes to combined investments in securities.
--------------------------------------------------------------------------------
6   ---   AXP Partners Series, Inc. -- RiverSource Small Cap Equity Fund

Common stocks (continued)

Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource    RiverSource                        RiverSource    RiverSource
                                    Small Cap      Discovery      Pro forma           Small Cap      Discovery     Pro forma
                                    Equity Fund       Fund         Combined           Equtiy Fund       Fund        Combined
Banks and savings & loans (cont.)
First Citizens BancShares Cl A            547            471         1,018               $71,400       $61,480       $132,880
First Community Bancorp                    --            213           213                    --         9,410          9,410
First Republic Bank                       524            514         1,038                16,810        16,489         33,299
FirstFed Financial                      3,685          3,175         6,860(b)            199,653       172,022        371,675
Hanmi Financial                        13,500         14,000        27,500               216,945       224,980        441,925
IndyMac Bancorp                        20,500         16,500        37,000               843,575       678,975      1,522,550
Intl Bancshares                         1,510          1,319         2,829                54,405        47,524        101,929
Nelnet Cl A                             3,673          3,260         6,933(b)            135,534       120,294        255,828
Old Second Bancorp                      1,184          1,166         2,350                33,164        32,660         65,824
Pacific Capital Bancorp                 4,850          4,334         9,184               163,930       146,489        310,419
PrivateBancorp                          7,500          7,800        15,300               253,425       263,562        516,987
R-G Financial Cl B                     14,477         12,710        27,187(c)            208,758       183,278        392,036
Santander BanCorp                         225            159           384(c)              4,950         3,498          8,448
Seacoast Banking Corporation
  of Florida                           40,300         33,700        74,000               816,881       683,099      1,499,980
Southwest Bancorp                         929            719         1,648                16,815        13,014         29,829
SVB Financial Group                       337            358           695(b)             16,095        17,098         33,193
Texas United Bancshares                 6,700          6,900        13,600               116,513       119,991        236,504
West Coast Bancorp                        452            367           819                 9,836         7,986         17,822
Westcorp                               25,092         20,625        45,717             1,215,455       999,074      2,214,529
Wilshire Bancorp                          489            707         1,196                 6,518         9,424         15,942
Total                                                                                  7,859,947     6,960,123     14,820,070

Broker dealers (0.9%)
Affiliated Managers Group               8,200          6,650        14,850(b)            546,940       443,555        990,495
Investment Technology Group            55,900         45,900       101,800(b)          1,103,466       906,066      2,009,532
Total                                                                                  1,650,406     1,349,621      3,000,027

Building materials & construction (4.4%)
Beacon Roofing Supply                  20,200         20,900        41,100(b)            482,982       499,719        982,701
Building Material Holding                 411            391           802                25,494        24,254         49,748
Drew Inds                              13,600         14,200        27,800(b)            557,600       582,200      1,139,800
ElkCorp                                43,700         45,300        89,000             1,442,100     1,494,900      2,937,000
Genlyte Group                          21,200         22,000        43,200(b)            944,672       980,320      1,924,992
Louisiana-Pacific                      20,245         17,272        37,517               509,769       434,909        944,678
Ryland Group                           23,900         24,800        48,700             1,637,150     1,698,800      3,335,950
Texas Inds                             10,584          9,259        19,843               487,076       426,099        913,175
Trex                                    6,200          6,500        12,700(b)            239,010       250,575        489,585
USG                                    21,319         18,539        39,858(b)            977,476       850,013      1,827,489
Walter Inds                             3,648          3,197         6,845               154,675       135,553        290,228
Total                                                                                  7,458,004     7,377,342     14,835,346

Cable (0.7%)
Charter Communications Cl A           388,000        313,000       701,000(b)            442,320       356,820        799,140
LodgeNet Entertainment                 46,403         38,017        84,420(b)            786,995       644,768      1,431,763
Total                                                                                  1,229,315     1,001,588      2,230,903

Chemicals (2.4%)
Cytec Inds                             18,900         15,000        33,900               787,374       624,900      1,412,274
Ferro                                  43,000         33,900        76,900               827,320       652,236      1,479,556
FMC                                     4,797          4,343         9,140(b)            265,994       240,819        506,813
Georgia Gulf                            1,723          1,546         3,269                54,757        49,132        103,889
Hercules                               78,300         60,100       138,400(b)          1,082,106       830,582      1,912,688
Minerals Technologies                  11,600          9,200        20,800               780,680       619,160      1,399,840
Terra Inds                             68,961         59,800       128,761(b)            437,902       379,730        817,632
WR Grace & Co                          18,257         15,422        33,679(b)            188,412       159,155        347,567
Total                                                                                  4,424,545     3,555,714      7,980,259

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
7   ---   AXP Partners Series, Inc. -- RiverSource Small Cap Equity Fund

Common stocks (continued)

Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource    RiverSource                        RiverSource    RiverSource
                                    Small Cap      Discovery      Pro forma           Small Cap      Discovery     Pro forma
                                    Equity Fund       Fund         Combined           Equtiy Fund       Fund        Combined
Computer hardware (2.2%)
Agilysys                               20,974         17,917        38,891              $322,580      $275,563       $598,143
IDX Systems                            31,600         25,700        57,300(b)          1,008,040       819,830      1,827,870
Ingram Micro Cl A                      88,217         66,706       154,923(b)          1,394,710     1,054,623      2,449,333
Insight Enterprises                    10,700         10,900        21,600(b)            209,506       213,422        422,928
Phoenix Technologies                    4,391          3,428         7,819(b)             35,655        27,835         63,490
RadiSys                                32,700         33,900        66,600(b)            528,759       548,163      1,076,922
Storage Technology                      1,600          1,455         3,055(b)             51,648        46,967         98,615
Western Digital                        31,753         27,965        59,718(b)            476,613       419,755        896,368
Total                                                                                  4,027,511     3,406,158      7,433,669

Computer software & services (8.4%)
Acxiom                                 65,193         53,999       119,192             1,202,811       996,282      2,199,093
Agile Software                         61,200         49,000       110,200(b)            394,740       316,050        710,790
Ansoft                                  1,919          1,561         3,480(b)             42,794        34,810         77,604
Autodesk                                3,644          3,045         6,689               144,230       120,521        264,751
BISYS Group                            56,200         45,700       101,900(b)            859,860       699,210      1,559,070
CACI Intl Cl A                          7,000          7,200        14,200(b)            451,220       464,112        915,332
CCC Information Services Group            529            418           947(b)             12,368         9,773         22,141
CheckFree                              27,200         18,900        46,100(b)          1,015,376       705,537      1,720,913
Deluxe                                  4,119          3,735         7,854               166,449       150,931        317,380
DocuCorp Intl                           1,393          1,980         3,373(b)              9,333        13,266         22,599
EarthLink                              63,006         54,812       117,818(b)            668,494       581,555      1,250,049
Emageon                                 7,200          7,890        15,090(b)            111,240       121,901        233,141
Embarcadero Technologies               83,900         68,900       152,800(b)            479,069       393,419        872,488
Extreme Networks                      134,500        106,900       241,400(b)            614,665       488,533      1,103,198
Harris Interactive                    181,800        164,900       346,700(b)            896,274       812,957      1,709,231
Hyperion Solutions                     21,200         14,600        35,800(b)            935,556       644,298      1,579,854
Inter-Tel                               3,933          3,672         7,605                80,744        75,386        156,130
Intergraph                              3,446          3,235         6,681(b)            108,170       101,547        209,717
Lionbridge Technologies                42,200         43,000        85,200(b)            210,156       214,140        424,296
NETGEAR                                 1,719          1,599         3,318(b)             33,813        31,452         65,265
Opsware                               105,300         92,500       197,800(b)            523,341       459,725        983,066
Parametric Technology                 104,915         89,659       194,574(b)            631,588       539,747      1,171,335
Progress Software                       4,650          3,923         8,573(b)            135,641       114,434        250,075
Red Hat                                98,500         83,000       181,500(b)          1,245,039     1,049,119      2,294,158
SeeBeyond Technology                  235,400        207,400       442,800(b)            701,492       618,052      1,319,544
SERENA Software                        29,600         26,500        56,100(b)            579,272       518,605      1,097,877
SM&A                                   91,887        108,479       200,366(b)            804,930       950,276      1,755,206
Sybase                                  4,374          4,145         8,519(b)             89,230        84,558        173,788
Take-Two Interactive Software          38,350         30,400        68,750(b)            987,896       783,104      1,771,000
United Online                           3,234          2,871         6,105                41,848        37,151         78,999
Websense                               18,100         18,700        36,800(b)            972,151     1,004,377      1,976,528
Total                                                                                 15,149,790    13,134,828     28,284,618

Electronics (4.1%)
ADE                                     2,775          2,227         5,002(b)             62,243        49,952        112,195
Agere Systems                          67,950         54,030       121,980(b)            924,120       734,808      1,658,928
Amphenol Cl A                           2,578          2,386         4,964               109,281       101,143        210,424
Analogic                                5,402          5,300        10,702               229,531       225,197        454,728
Arrow Electronics                      19,726         17,115        36,841(b)            551,342       478,364      1,029,706
Avnet                                   6,121          5,208        11,329(b)            128,051       108,951        237,002
Bel Fuse Cl B                           1,892          1,651         3,543                56,571        49,365        105,936
Benchmark Electronics                  22,900         18,700        41,600(b)            725,243       592,229      1,317,472
Energy Conversion Devices               1,025            904         1,929(b)             19,762        17,429         37,191
ESCO Technologies                       1,884          1,641         3,525(b)            159,669       139,075        298,744
Gerber Scientific                       8,575          6,677        15,252(b)             63,284        49,276        112,560
Itron                                      --            232           232(b)                 --         9,538          9,538
LoJack                                    948            732         1,680(b)             13,974        10,790         24,764

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
8   ---   AXP Partners Series, Inc. -- RiverSource Small Cap Equity Fund

Common stocks (continued)

Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource    RiverSource                        RiverSource    RiverSource
                                    Small Cap      Discovery      Pro forma           Small Cap      Discovery     Pro forma
                                    Equity Fund       Fund         Combined           Equtiy Fund       Fund        Combined
Electronics (cont.)
Measurement Specialists                43,400         45,000        88,400(b)           $841,960      $872,999     $1,714,959
MEMC Electronic Materials              21,046         18,448        39,494(b)            288,330       252,738        541,068
Millipore                                 509            594         1,103(b)             26,208        30,585         56,793
OmniVision Technologies                20,379         17,658        38,037(b)            322,396       279,350        601,746
ON Semiconductor                      231,200        189,700       420,900(b)          1,040,401       853,649      1,894,050
Photronics                             22,035         19,259        41,294(b)            507,466       443,535        951,001
SigmaTel                                4,927          4,316         9,243(b)            111,547        97,714        209,261
Stoneridge                              7,026          5,978        13,004(b)             54,943        46,748        101,691
Universal Electronics                  34,200         35,439        69,639(b)            570,456       591,123      1,161,579
X-Rite                                 41,200         42,700        83,900               455,672       472,262        927,934
Total                                                                                  7,262,450     6,506,820     13,769,270

Energy (3.1%)
Cabot Oil & Gas                           352            361           713                11,035        11,317         22,352
Comstock Resources                     34,800         29,100        63,900(b)            794,136       664,062      1,458,198
Forest Oil                             14,418         12,972        27,390(b)            573,260       515,767      1,089,027
Frontier Oil                            3,603          3,177         6,780               176,223       155,387        331,610
FuelCell Energy                        60,400         53,500       113,900(b)            491,656       435,490        927,146
Massey Energy                          40,000         41,400        81,400             1,617,200     1,673,802      3,291,002
OPTI Canada                            54,500         44,000        98,500(b,c)        1,105,199       892,271      1,997,470
Remington Oil and Gas                   6,772          5,837        12,609(b)            209,932       180,947        390,879
Tesoro                                 12,855         11,120        23,975               560,478       484,832      1,045,310
TransMontaigne                          2,343          2,243         4,586(b)             19,400        18,572         37,972
Total                                                                                  5,558,519     5,032,447     10,590,966

Energy equipment & services (4.3%)
Cal Dive Intl                          26,890         22,596        49,486(b)          1,220,806     1,025,858      2,246,664
Cimarex Energy                          4,313          3,548         7,861(b)            162,298       133,511        295,809
Core Laboratories                       2,922          2,594         5,516(b,c)           73,342        65,109        138,451
Excel Maritime Carriers                12,300         12,700        25,000(b,c)          196,185       202,565        398,750
Grey Wolf                             398,600        346,000       744,600(b)          2,618,803     2,273,221      4,892,024
Harvest Natural Resources               2,329          2,174         4,503(b)             25,246        23,566         48,812
Holly                                   4,870          4,163         9,033               186,180       159,151        345,331
Hydril                                  4,000          3,546         7,546(b)            207,640       184,073        391,713
Key Energy Services                    19,400         20,100        39,500(b)            214,370       222,105        436,475
Lone Star Technologies                  6,898          6,070        12,968(b)            285,922       251,602        537,524
Lufkin Inds                                --            334           334                    --         9,629          9,629
McDermott Intl                            892            994         1,886(b)             19,026        21,202         40,228
Offshore Logistics                      2,430          1,835         4,265(b)             76,108        57,472        133,580
Pride Intl                             58,500         60,600       119,100(b)          1,319,175     1,366,530      2,685,705
SEACOR Holdings                         1,777          1,547         3,324(b)            103,173        89,819        192,992
TETRA Technologies                     35,400         28,150        63,550(b)            977,040       776,940      1,753,980
Total                                                                                  7,685,314     6,862,353     14,547,667

Engineering & construction (0.7%)
Michael Baker                           4,872          4,478         9,350(b)             84,091        77,290        161,381
Perini                                  8,333          6,837        15,170(b)            125,662       103,102        228,764
Washington Group Intl                  21,300         17,200        38,500(b)          1,022,612       825,772      1,848,384
Total                                                                                  1,232,365     1,006,164      2,238,529

Environmental services (0.1%)
Clean Harbors                           5,445          4,768        10,213(b)            112,984        98,936        211,920

Finance companies (0.4%)
NASDAQ Stock Market                    43,824         43,764        87,588(b)            752,020       750,990      1,503,010

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
9   ---   AXP Partners Series, Inc. -- RiverSource Small Cap Equity Fund

Common stocks (continued)

Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource    RiverSource                        RiverSource    RiverSource
                                    Small Cap      Discovery      Pro forma           Small Cap      Discovery     Pro forma
                                    Equity Fund       Fund         Combined           Equtiy Fund       Fund        Combined
Financial services (1.5%)
Advanta Cl B                           43,200         37,600        80,800            $1,065,744      $927,593     $1,993,337
Alliance Data Systems                   2,607          2,450         5,057(b)             98,336        92,414        190,750
BOK Financial                             680            482         1,162                30,750        21,796         52,546
Calamost Asset Management Cl A            905            786         1,691                21,883        19,005         40,888
CompuCredit                             4,580          3,907         8,487(b)            144,407       123,188        267,595
EZCORP Cl A                             4,409          3,639         8,048(b)             41,930        34,607         76,537
Heidrick & Struggles Intl               3,395          2,968         6,363(b)             85,248        74,526        159,774
Jones Lang LaSalle                         --             98            98(b)                 --         4,156          4,156
Providian Financial                    66,900         46,700       113,600(b)          1,192,157       832,194      2,024,351
WFS Financial                           1,142            961         2,103(b)             55,673        46,849        102,522
Total                                                                                  2,736,128     2,176,328      4,912,456

Food (1.5%)
Chiquita Brands Intl                   12,804         11,201        24,005               372,340       325,725        698,065
Darling Intl                              683            279           962(b)              2,541         1,038          3,579
Gold Krist                              5,340          4,758        10,098(b)            111,499        99,347        210,846
J & J Snack Foods                      16,700         17,300        34,000               824,312       853,929      1,678,241
M&F Worldwide                           5,459          4,790        10,249(b)             69,821        61,264        131,085
Nash Finch                             13,747         11,787        25,534               489,118       419,381        908,499
Pilgrim's Pride                        16,962         14,556        31,518               597,911       513,099      1,111,010
Seaboard                                  190            167           357               255,550       224,615        480,165
Total                                                                                  2,723,092     2,498,398      5,221,490

Furniture & appliances (2.1%)
CompX Intl                              1,236            948         2,184                17,860        13,699         31,559
Ethan Allen Interiors                  12,300         10,200        22,500               383,760       318,240        702,000
Furniture Brands Intl                  38,700         32,400        71,100               778,257       651,564      1,429,821
Select Comfort                         84,600         87,700       172,300(b)          2,055,780     2,131,109      4,186,889
Stanley Furniture                         487            468           955                20,576        19,773         40,349
Stanley Works                           6,446          5,498        11,944               287,556       245,266        532,822
Total                                                                                  3,543,789     3,379,651      6,923,440

Health care products (7.3%)
Abgenix                                63,300         57,200       120,500(b)            455,760       411,840        867,600
Alkermes                               35,800         29,500        65,300(b)            415,280       342,200        757,480
Allscripts Healthcare Solutions        55,900         44,200       100,100(b)            914,524       723,112      1,637,636
Alpharma Cl A                           7,111          6,063        13,174                91,519        78,031        169,550
Amylin Pharmaceuticals                 43,300         35,800        79,100(b)            691,934       572,084      1,264,018
Anika Therapeutics                      5,195          4,602         9,797(b)             78,600        69,628        148,228
Arrow Intl                             24,700         19,400        44,100               834,860       655,720      1,490,580
Bausch & Lomb                           2,413          2,103         4,516               188,431       164,223        352,654
Cephalon                               10,511          9,061        19,572(b)            445,877       384,368        830,245
CNS                                     3,891          3,756         7,647                81,711        78,876        160,587
Coherent                                1,901          1,627         3,528(b)             62,410        53,414        115,824
Conmed                                 31,338         25,658        56,996(b)            982,134       804,122      1,786,256
Dade Behring Holdins                    7,416          6,378        13,794               495,760       426,369        922,129
Edwards Lifesciences                    4,442          3,888         8,330(b)            203,044       177,720        380,764
Haemonetics                            17,038         14,647        31,685(b)            693,447       596,133      1,289,580
Heath Tronics                          10,631          9,242        19,873(b)            134,907       117,281        252,188
Hologic                                   846            693         1,539(b)             31,141        25,509         56,650
Human Genome Sciences                  81,000         66,000       147,000(b)            913,680       744,480      1,658,160
ICU Medicine                           26,400         27,400        53,800(b)            870,408       903,378      1,773,786
Incyte                                108,500         84,001       192,501(b)            827,855       640,928      1,468,783
Invitrogen                                242            224           466(b)             19,198        17,770         36,968
Kensey Nash                            28,449         22,300        50,749(b)            773,813       606,560      1,380,373
King Pharmaceuticals                    1,164          1,258         2,422(b)             11,011        11,901         22,912
Kos Pharmaceuticals                     5,423          4,715        10,138(b)            313,070       272,197        585,267
Medicines                              28,600         23,300        51,900(b)            627,484       511,202      1,138,686
Mettler-Toledo Intl                     5,360          4,613         9,973(b,c)          262,640       226,037        488,677

See accompanying notes to combined investments in securities.
--------------------------------------------------------------------------------
10   ---   AXP Partners Series, Inc. -- RiverSource Small Cap Equity Fund

Common stocks (continued)

Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource    RiverSource                        RiverSource    RiverSource
                                    Small Cap      Discovery      Pro forma           Small Cap      Discovery     Pro forma
                                    Equity Fund       Fund         Combined           Equtiy Fund       Fund        Combined
Health care products (cont.)
Noven Pharmaceuticals                  31,300         32,400        63,700(b)           $563,400      $583,200     $1,146,600
Nutraceutical Intl                      6,502          5,446        11,948(b)             85,761        71,833        157,594
Par Oharmaceutical Companies            9,000          9,400        18,400(b)            288,000       300,800        588,800
Respironics                             1,319          1,068         2,387(b)             88,162        71,385        159,547
Taro Pharmaceuticals Inds               6,200          6,400        12,600(b,c)          202,802       209,344        412,146
Techne                                  2,111          1,758         3,869(b)             98,373        81,923        180,296
TriPath Imaging                        44,600         45,500        90,100(b)            383,114       390,845        773,959
USANA Health Sciences                   2,207          1,868         4,075(b)             96,887        82,005        178,892
Vital Signs                             1,137            915         2,052                47,947        38,586         86,533
Total                                                                                 13,274,944    11,445,004     24,719,948

Health care services (6.1%)
Alliance Imaging                       12,193         10,597        22,790(b)            122,296       106,288        228,584
American Retirement                     3,957          3,349         7,306(b)             54,171        45,848        100,019
Apria Healthcare Group                  2,303          1,682         3,985(b)             72,545        52,983        125,528
Charles River Laboratories Intl         6,369          5,619        11,988(b)            306,285       270,218        576,503
Exelixis                               82,982         70,256       153,238(b)            582,534       493,197      1,075,731
Genesis HealthCare                     43,565         35,730        79,295(b)          1,894,642     1,553,897      3,448,539
Humana                                 26,729         21,234        47,963(b)            971,866       772,068      1,743,934
Icon ADR                               22,100         22,900        45,000(b,c)          668,746       692,954      1,361,700
Kindred Healthcare                     16,952         14,653        31,605(b)            654,008       565,313      1,219,321
LCA-Vision                             10,800         11,200        22,000               477,144       494,816        971,960
Life Sciences Research                  2,526          2,838         5,364(b)             31,449        35,333         66,782
Magellan Health Services               12,741         10,902        23,643(b)            413,700       353,988        767,688
Manor Care                             31,300         25,700        57,000             1,216,318       998,702      2,215,020
Matria Healthcare                      25,650         20,300        45,950(b)            730,769       578,347      1,309,116
Molina Healthcare                         257            191           448(b)             11,000         8,175         19,175
Option Care                            51,250         53,202       104,452               681,625       707,587      1,389,212
Owens & Minor                           9,605          8,475        18,080               297,755       262,725        560,480
Per-Se Technologies                     8,868          7,730        16,598(b)            168,226       146,638        314,864
PRA Intl                                1,244          1,058         2,302(b)             32,381        27,540         59,921
ResCare                                 1,290            738         2,028(b)             17,196         9,838         27,034
Sierra Health Services                  1,349          1,072         2,421(b)             89,128        70,827        159,955
SurModics                               2,326          1,943         4,269(b)             91,691        76,593        168,284
Triad Hospitals                        29,600         24,600        54,200(b)          1,501,312     1,247,711      2,749,023
Total                                                                                 11,086,787     9,571,586     20,658,373

Home building (1.1%)
Centex                                 11,700         12,200        23,900               766,116       798,856      1,564,972
NVR                                     1,399          1,218         2,617(b)          1,061,841       924,462      1,986,303
Total                                                                                  1,827,957     1,723,318      3,551,275

Household products (1.3%)
Chattem                                12,570         10,850        23,420(b)            539,253       465,465      1,004,718
JAKKS Pacific                          30,323         26,354        56,677(b)            626,776       544,737      1,171,513
Nu Skin Enterprises Cl A               33,900         28,500        62,400               765,802       643,816      1,409,618
Spectrum Brands                        12,158         10,623        22,781(b)            449,481       392,732        842,213
UniFirst                                  970          1,059         2,029                35,502        38,759         74,261
Total                                                                                  2,416,814     2,085,509      4,502,323

Industrial services (1.6%)
Applied Industrial Technologies        18,890         16,447        35,337               575,012       500,647      1,075,659
Watsco                                 41,800         43,400        85,200             1,847,141     1,917,846      3,764,987
WESCO Intl                              8,254          7,045        15,299(b)            241,017       205,714        446,731
Total                                                                                  2,663,170     2,624,207      5,287,377

See accompanying notes to combined investments in securities.
--------------------------------------------------------------------------------
11   ---   AXP Partners Series, Inc. -- RiverSource Small Cap Equity Fund

Common stocks (continued)

Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource    RiverSource                        RiverSource    RiverSource
                                    Small Cap      Discovery      Pro forma           Small Cap      Discovery     Pro forma
                                    Equity Fund       Fund         Combined           Equtiy Fund       Fund        Combined
Industrial transportation (2.2%)
Arkansas Best                           2,381          2,096         4,477               $77,930       $68,602       $146,532
CNF                                    17,700         13,800        31,500               788,535       614,790      1,403,325
EGL                                     5,315          4,177         9,492(b)            101,144        79,488        180,632
Forward Air                             3,349          2,719         6,068                89,921        73,005        162,926
Heartland Express                       5,921          4,975        10,896               118,716        99,749        218,465
Kansas City Southern                    9,031          7,421        16,452(b)            180,530       148,346        328,876
Kirby                                   2,564          2,179         4,743(b)            109,380        92,956        202,336
Knight Transportation                   5,830          4,974        10,804               142,544       121,614        264,158
Landstar System                         6,031          5,155        11,186(b)            203,486       173,930        377,416
Vitran                                 27,400         28,400        55,800(b,c)          412,370       427,420        839,790
Wabash Natl                            28,700         29,800        58,500               714,917       742,318      1,457,235
Yellow Roadway                         19,140         15,557        34,697(b)          1,010,233       821,119      1,831,352
Total                                                                                  3,949,706     3,463,337      7,413,043

Insurance (5.6%)
American Financial Group                9,721          8,302        18,023               315,155       269,151        584,306
AmerUs Group                            2,275          1,946         4,221               108,267        92,610        200,877
Arch Capital Group                        376            338           714(b,c)           16,788        15,092         31,880
Aspen Insurance Holdings                  900             --           900(c)             24,750            --         24,750
Endurance Specialty Holdings           14,807         13,058        27,865(c)            539,715       475,964      1,015,679
First Acceptance                       12,300         12,800        25,100(b)            110,085       114,560        224,645
First American                          8,493          7,482        15,975               328,679       289,553        618,232
HCC Insurance Holdings                 37,800         39,200        77,000             1,482,138     1,537,032      3,019,170
Hilb Rogal & Hobbs                     35,700         37,000        72,700             1,217,013     1,261,330      2,478,343
LandAmerica Financial Group               588            462         1,050                33,046        25,964         59,010
Ohio Casualty                         104,400         95,500       199,900             2,495,159     2,282,450      4,777,609
Protective Life                         5,628          5,132        10,760               226,189       206,255        432,444
Reinsurance Group of America           16,700         14,300        31,000               764,025       654,225      1,418,250
Safety Insurance Group                  4,369          4,067         8,436               137,711       128,192        265,903
Selective Insurance Group               2,666          2,108         4,774               128,315       101,458        229,773
UICI                                    1,645          1,588         3,233                41,372        39,938         81,310
United Fire & Casualty                    391            386           777                15,394        15,197         30,591
USI Holdings                           92,200         95,500       187,700(b)          1,079,662     1,118,305      2,197,967
Zenith Natl Insurance                  10,931          9,468        20,399               692,479       599,798      1,292,277
Total                                                                                  9,755,942     9,227,074     18,983,016

Leisure time & entertainment (0.6%)
Ambassadors Group                         311            256           567                11,243         9,254         20,497
Arctic Cat                                493            851         1,344                10,649        18,382         29,031
Churchill Downs                        13,500         10,900        24,400               581,311       469,354      1,050,665
Handleman                               3,803          3,504         7,307                69,024        63,598        132,622
Image Entertainment                     2,725          2,318         5,043(b)             10,927         9,295         20,222
Steinway Musical Instruments            3,317          2,895         6,212(b)             93,937        81,986        175,923
Vail Resorts                           11,456         10,038        21,494(b)            315,040       276,045        591,085
Total                                                                                  1,092,131       927,914      2,020,045

Lodging & gaming (1.6%)
Alliance Gaming                        70,000         72,600       142,600(b)            909,299       943,074      1,852,373
Ameristar Casinos                       1,878          1,627         3,505                96,417        83,530        179,947
Aztar                                  27,800         22,100        49,900(b)            887,932       705,874      1,593,806
Bluegreen                               3,086          2,602         5,688(b)             52,030        43,870         95,900
La Quinta                              98,000         81,700       179,700(b)            849,660       708,339      1,557,999
Total                                                                                  2,795,338     2,484,687      5,280,025

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
12   ---   AXP Partners Series, Inc. -- RiverSource Small Cap Equity Fund

Common stocks (continued)

Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource    RiverSource                        RiverSource    RiverSource
                                    Small Cap      Discovery      Pro forma           Small Cap      Discovery     Pro forma
                                    Equity Fund       Fund         Combined           Equtiy Fund       Fund        Combined
Machinery (2.6%)
AGCO                                   30,400         23,400        53,800(b)           $558,144      $429,624       $987,768
American Science & Engineering          4,499          3,915         8,414(b)            171,457       149,201        320,658
Astec Inds                             10,500         10,700        21,200(b)            230,265       234,651        464,916
Blount Intl                             7,869          6,951        14,820(b)            138,967       122,755        261,722
Garnder Denver                          5,776          5,067        10,843(b)            221,510       194,319        415,829
Global Power Equipment Group           85,500         68,100       153,600(b)            654,930       521,646      1,176,576
Kennametal                             11,410          9,648        21,058               502,040       424,512        926,552
LeCroy                                  1,800          1,577         3,377(b)             29,628        25,957         55,585
MTS Systems                             9,228          7,965        17,193               294,465       254,163        548,628
Oshkosh Truck                             146            238           384                11,642        18,978         30,620
Regal-Beloit                            1,193          1,236         2,429                30,660        31,765         62,425
Sauer-Danfoss                              --            159           159                    --         3,124          3,124
SBM Offshore                           18,504         15,217        33,721(c)          1,186,543       975,770      2,162,313
Sun Hydraulics                            889          1,056         1,945                32,822        38,988         71,810
Toro                                   15,447         13,484        28,931               664,993       580,486      1,245,479
Total                                                                                  4,728,066     4,005,939      8,734,005

Media (4.0%)
4Kids Entertainment                     9,374          8,210        17,584(b)            178,106       155,990        334,096
ADVO                                   26,400         19,250        45,650               819,720       597,713      1,417,433
Catalina Marketing                     47,516         40,307        87,823             1,140,384       967,368      2,107,752
Consolidated Graphics                   2,591          2,258         4,849(b)            109,677        95,581        205,258
Entravision Communications Cl A        85,300         88,500       173,800(b)            633,779       657,555      1,291,334
John H Harland                         12,732         10,869        23,601               479,614       409,435        889,049
New Frontier Media                        776            619         1,395(b)              4,656         3,714          8,370
Playboy Enterprises Cl B               65,000         53,700       118,700(b)            823,550       680,379      1,503,929
Regent Communications                 162,000        168,001       330,001(b)            972,000     1,008,006      1,980,006
RH Donnelley                            9,310          8,017        17,327(b)            572,379       492,885      1,065,264
TiVo                                   98,900         80,400       179,300(b)            666,586       541,896      1,208,482
Valassis Communications                24,200         19,200        43,400(b)            839,498       666,048      1,505,546
Ventiv Health                           1,636          1,475         3,111(b)             33,211        29,943         63,154
Total                                                                                  7,273,160     6,306,513     13,579,673

Metals (2.5%)
AK Steel Holding                       45,542         38,964        84,506(b)            348,396       298,075        646,471
Carpenter Technology                   14,100         11,200        25,300               761,400       604,800      1,366,200
Century Aluminum                       30,100         24,400        54,500(b)            674,541       546,804      1,221,345
Cleveland-Cliffs                       10,300         10,700        21,000               603,889       627,341      1,231,230
Commericl Metals                       14,000         14,500        28,500               366,240       379,320        745,560
Gibraltar Inds                         19,300         20,000        39,300               377,508       391,200        768,708
Metal Management                       21,200         18,419        39,619               389,444       338,357        727,801
Quanex                                 13,606         11,855        25,461               706,015       615,156      1,321,171
Steel Dynamics                          8,003          6,982        14,985               215,201       187,746        402,947
Total                                                                                  4,442,634     3,988,799      8,431,433

Miscellaneous (--%)
Collectors Universe                       601            509         1,110(b)              9,556         8,093         17,649

Multi-industry (2.7%)
Actuant Cl A                           33,700         34,900        68,600(b)          1,516,500     1,570,499      3,086,999
AMETEK                                    837            826         1,663                31,999        31,578         63,577
Arbitron                                  398            655         1,053                16,055        26,423         42,478
GEO Group                               2,954          2,617         5,571(b)             71,694        63,515        135,209
Global Imaging Systems                 24,322         24,948        49,270(b)            773,196       793,097      1,566,293
Labor Ready                            12,189         11,131        23,320(b)            251,581       229,744        481,325
Pre-Paid Legal Services                   629            572         1,201                23,694        21,547         45,241
Stewart & Stevenson Services           32,200         31,800        64,000               769,258       759,702      1,528,960
Stratasys                              26,600         27,600        54,200(b)            860,776       893,136      1,753,912
Vertrue                                 4,795          4,181         8,976(b)            181,251       158,042        339,293
Total                                                                                  4,496,004     4,547,283      9,043,287

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
13   ---   AXP Partners Series, Inc. -- RiverSource Small Cap Equity Fund

Common stocks (continued)

Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource    RiverSource                        RiverSource    RiverSource
                                    Small Cap      Discovery      Pro forma           Small Cap      Discovery     Pro forma
                                    Equity Fund       Fund         Combined           Equtiy Fund       Fund        Combined

Paper & packaging (0.5%)
Greif Cl A                              7,455          6,509        13,964              $541,829      $473,074     $1,014,903
Potlatch                                  616            572         1,188                31,841        29,567         61,408
Silgan Holdings                         5,079          4,387         9,466               289,503       250,059        539,562
Total                                                                                    863,173       752,700      1,615,873

Real estate (0.4%)
CoStar Group                           18,300         14,600        32,900(b)            735,294       586,628      1,321,922

Real estate investment trust (1.5%)
Associated Estates Realty              10,470          9,024        19,494                90,566        78,058        168,624
CBL & Associates Properties             6,796          5,781        12,577               553,670       470,978      1,024,648
Equity Lifestyle Properties               361            387           748                13,696        14,683         28,379
Innkeepers USA Trust                   19,400         16,675        36,075               262,094       225,279        487,373
Mission West Properties                 2,073          2,552         4,625                19,694        24,244         43,938
Redwood Trust                          13,800             --        13,800               713,874            --        713,874
SL Green Realty                           343            535           878                21,249        33,143         54,392
Tanger Factory Outlet Centers             492            406           898                11,911         9,829         21,740
Taubman Centers                         2,271          2,091         4,362                72,082        66,368        138,450
Trized Properties                      23,849         21,280        45,129               465,294       415,173        880,467
Ventas                                 29,400         24,000        53,400               839,075       684,960      1,524,035
Total                                                                                  3,063,205     2,022,715      5,085,920

Restaurants (1.2%)
CKE Restaurants                        23,207         20,368        43,575               382,916       336,072        718,988
Dave & Buster's                        39,786         40,016        79,802(b)            714,557       718,687      1,433,244
Famous Dave's of America                1,833          1,496         3,329(b)             19,888        16,232         36,120
Jack in the Box                        18,948         16,500        35,448(b)            785,962       684,420      1,470,382
Ruby Tuesday                            8,900          9,200        18,100               225,081       232,668        457,749
Total                                                                                  2,128,404     1,988,079      4,116,483

Retail -- drugstores (0.1%)
Longs Drug Stores                       2,674          2,368         5,042               109,741        97,183        206,924

Retail -- general (3.7%)
7-Eleven                                6,614          5,882        12,496(b)            197,428       175,578        373,006
Barnes & Noble                         11,557          9,916        21,473(b)            437,432       375,321        812,753
BJ's Wholesale Club                     2,532          2,089         4,621(b)             76,340        62,983        139,323
Borders Group                          37,900         30,800        68,700               958,491       778,932      1,737,423
Build-A Bear Workshop                     388            321           709(b)             10,631         8,795         19,426
Charming Shoppes                       15,025         13,183        28,208(b)            135,676       119,042        254,718
Children's Place Retail Stores          4,429          3,872         8,301(b)            206,879       180,861        387,740
Department 56                           3,614          2,804         6,418(b)             40,332        31,293         71,625
Finlay Enterprises                        611            423         1,034(b)              7,931         5,491         13,422
Foot Locker                            58,900         45,100       104,000             1,555,550     1,191,092      2,746,642
GameStop Cl B                           3,083          2,737         5,820(b)             82,748        73,461        156,209
Goody's Family Clothing                 4,300          4,200         8,500                30,530        29,820         60,350
Jo-Ann Stores                           1,114          1,028         2,142(b)             29,800        27,499         57,299
Movie Gallery                           7,890          6,953        14,843               252,164       222,218        474,382
Pantry                                 12,660         10,956        23,616(b)            489,815       423,888        913,703
Party City                                839            902         1,741(b)             11,217        12,060         23,277
Payless ShoeSource                     10,712          9,575        20,287(b)            180,283       161,147        341,430
Rent-A-Center                          21,239         18,414        39,653(b)            502,515       435,675        938,190
Sotheby's Holding Cl A                 19,483         17,015        36,498(b)            273,346       238,720        512,066
Stage Stores                            4,199          3,625         7,824(b)            163,971       141,556        305,527
Stein Mart                              2,389          2,055         4,444(b)             57,479        49,443        106,922
Trans World Entertainment              15,998         13,541        29,539(b)            207,974       176,033        384,007
Tuesday Morning                        12,400         12,700        25,100(b)            376,836       385,953        762,789
United Auto Group                      12,600         12,300        24,900               388,080       378,840        766,920
Total                                                                                  6,673,448     5,685,701     12,359,149

See accompanying notes to combined investments in securities.
--------------------------------------------------------------------------------
14   ---   AXP Partners Series, Inc. -- RiverSource Small Cap Equity Fund

Common stocks (continued)

Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource    RiverSource                        RiverSource    RiverSource
                                    Small Cap      Discovery      Pro forma           Small Cap      Discovery     Pro forma
                                    Equity Fund       Fund         Combined           Equtiy Fund       Fund        Combined

Retail -- grocery (--%)
Spartan Stores                          1,866          1,536         3,402(b)            $24,329       $19,814        $44,143

Telecom equipment & services (2.1%)
CommScope                               4,356          3,709         8,065(b)             73,704        62,756        136,460
Comtech Telecommunications             15,917         13,690        29,607(b)            575,718       495,167      1,070,885
FairPoint Communications               30,700         24,100        54,800               477,999       375,237        853,236
Intrado                                    --            762           762(b)                 --         9,746          9,746
Premiere Global Services               35,554         31,149        66,703(b)            399,983       350,426        750,409
SpectraLink                            21,200         22,000        43,200               244,224       253,440        497,664
UibquiTel                             151,096        122,301       273,397(b)          1,045,583       846,323      1,891,906
Westell Technologies Cl A             172,400        141,900       314,300(b)          1,032,676       849,982      1,882,658
Total                                                                                  3,849,887     3,243,077      7,092,964

Textiles & apparel (0.6%)
Genesco                                 1,618          1,517         3,135(b)             55,417        51,957        107,374
Hartmarx                                6,995          6,158        13,153(b)             66,313        58,378        124,691
K-Swiss Cl A                            5,691          4,912        10,603               182,681       157,675        340,356
Timerland Cl A                             --            326           326(b)                 --        12,016         12,016
Warnaco Group                          30,900         32,000        62,900(b)            659,405       682,880      1,342,285
Wolverine World Wide                    4,264          3,617         7,881                97,987        83,119        181,106
Total                                                                                  1,061,803     1,046,025      2,107,828

Utilities -- electric (0.1%)
Allegheny Energy                        1,011          1,127         2,138(b)             24,446        27,251         51,697
Cleco                                   1,802          1,428         3,230                37,644        29,831         67,475
El Paso Electric                        5,343          4,589         9,932(b)            107,234        92,101        199,335
PNM Resources                           2,789          2,352         5,141                81,271        68,537        149,808
Unisource Energy                          623            657         1,280                17,924        18,902         36,826
Total                                                                                    268,519       236,622        505,141

Utilities -- natural gas (1.3%)
Energen                                 9,673          8,284        17,957               630,486       539,951      1,170,437
Natl Fuel Gas                           4,913          4,330         9,243               137,564       121,240        258,804
Nicor                                   1,339          1,286         2,625                52,891        50,797        103,688
UGI                                    57,032         47,132       104,164             1,511,918     1,249,469      2,761,387
Total                                                                                  2,332,859     1,961,457      4,294,316

Utilities -- telephone (0.8%)
Commonwealth Telephone Enterprises      8,414          7,527        15,941(b)            439,632       393,286        832,918
General Communications Cl A            96,700         78,200       174,900(b)            796,808       644,368      1,441,176
Talk America Holdings                  18,426         15,699        34,125(b)            163,807       139,564        303,371
Tessco Technologies                     4,141          3,310         7,451(b)             52,756        42,169         94,925
Total                                                                                  1,453,003     1,219,387      2,672,390

Total common stocks
(Cost: $287,951,707)                                                                $174,015,474  $153,695,054   $327,710,528

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
15   ---   AXP Partners Series, Inc. -- RiverSource Small Cap Equity Fund

Short-term securities (3.3%)
Issuer                               Effective   Amount payable Amount payable         Value(a)       Value(a)      Value(a)
                                      yield        at maturity    at maturity

                                                  RiverSource    RiverSource         RiverSource    RiverSource
                                                   Small Cap      Discovery           Small Cap      Discovery     Pro forma
                                                   Equity Fund       Fund             Equity Fund       Fund        Combined
Commercial paper
BNP Paribas North America
   06/01/05                           3.06%              $--      $800,000                   $--      $799,932       $799,932
CRC Funding LLC
   06/01/05                           3.05         3,100,000     3,200,000             3,099,737     3,199,729      6,299,466
HSBC Finance
   06/01/05                           3.07         1,600,000     2,500,000             1,599,864     2,499,787      4,099,651

Total short-term securities
(Cost: $11,200,000)                                                                   $4,699,601    $6,499,448    $11,199,049

Total investments in securities
(Cost: $299,151,707)(d)                                                             $178,715,075  $160,194,502   $338,909,577

Notes to combined investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements in the annual report.

(b)    Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2005, the value of foreign securities represented 3.0% of net assets.

(d) At May 31, 2005, the approximate cost of securities for federal income tax purposes and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

                                                                                     RiverSource    RiverSource
                                                                                      Small Cap      Discovery     Pro forma
                                                                                      Equity Fund       Fund        Combined

   Cost of securities for federal income tax purposes:                              $158,509,000  $140,643,000   $299,152,000

   Unrealized appreciation                                                          $ 27,072,000  $ 25,850,000   $ 52,922,000
   Unrealized depreciation                                                            (6,866,000)   (6,298,000)   (13,164,000)
                                                                                      ----------    ----------    -----------
   Net unrealized appreciation                                                      $ 20,206,000  $ 19,552,000   $ 39,758,000
                                                                                    ------------  ------------   ------------

                                                             S-6384-20 A (12/05)

                       Statement of Additional Information

                                  Dec. 16, 2005

                          AXP(R) Partners Series, Inc.

                     RiverSource(SM) Aggressive Growth Fund

This Statement of Additional Information ("SAI") consists of this cover page and incorporates by reference the following described documents, each of which has been previously filed and accompanies this Statement of Additional Information.

1.   RiverSource Aggressive Growth Fund's most recent SAI, dated Oct 3, 2005.

2. RiverSource Aggressive Growth Fund's most recent annual report, for the period ended May 31, 2005.

3.   RiverSource Strategy Aggressive Fund's most recent SAI, dated Oct. 3, 2005.

4. RiverSource Strategy Aggressive Fund's most recent annual report, for the period ended March 31, 2005.

This SAI is not a prospectus. It should be read in conjunction with the proxy statement/prospectus, dated the same date as this SAI, which may be obtained by calling (866) 270-3133 or writing RiverSource Service Corporation, 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

RiverSource Aggressive Growth Fund

RiverSource Strategy Aggressive Fund

Introduction to Proposed Fund Merger

May 31, 2005

The accompanying unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the two funds at and for the 12-month period ending May 31, 2005. These statements have been derived from financial statements prepared for RiverSource Aggressive Growth Fund and RiverSource Strategy Aggressive Fund as of May 31, 2005. RiverSource Aggressive Growth Fund invests primarily in equity securities of medium-sized U.S. companies. RiverSource Strategy Aggressive Fund invests primarily in securities of growth companies. Under normal market conditions, at least 65% of the Fund's assets are invested in equity securities.

Under the proposed Agreement and Plan of Reorganization, Class A shares of the RiverSource Strategy Aggressive Fund would be exchanged for Class A shares of the RiverSource Aggressive Growth Fund. Class B shares of the RiverSource Strategy Aggressive Fund would be exchanged for Class B shares of the RiverSource Aggressive Growth Fund. Class C shares of the RiverSource Strategy Aggressive Fund would be exchanged for Class C shares of the RiverSource Aggressive Growth Fund. Class I shares of the RiverSource Strategy Aggressive Fund would be exchanged for Class I shares of the RiverSource Aggressive Growth Fund. Class Y shares of the RiverSource Strategy Aggressive Fund would be exchanged for Class Y shares of the RiverSource Aggressive Growth Fund.

The pro forma combining statements have been prepared to give effect to the proposed transaction on the historical operations of the accounting survivor, RiverSource Aggressive Growth Fund, as if the transaction had occurred at the beginning of the fiscal year ending May 31, 2005.

2   --   AXP Partners Series, Inc. -- RiverSource Aggressive Growth Fund

RiverSource Aggressive Growth Fund

RiverSource Strategy Aggressive Fund

Pro forma combining
Statement of assets and liabilities
                                                            RiverSource      RiverSource
                                                             Aggressive        Strategy     Pro forma                Pro forma
May 31, 2005 (Unaudited)                                     Growth Fund    Aggressive Fund Adjustments               Combined
Assets
Investments in securities, at cost                          $67,700,780  $   439,409,159   $       --            $   507,109,939
                                                            -----------  ---------------   ----------            ---------------
Investments in securities, at value*                        $73,306,996  $   564,850,054   $       --            $   638,157,050
Cash in bank on demand deposit                                  110,168               --           --                    110,168
Capital shares receivable                                        28,284              430           --                     28,714
Dividends and accrued interest receivable                        28,255          169,754           --                    198,009
Receivable for investment securities sold                     2,485,819       14,156,778           --                 16,642,597
Receivable from RiverSource Investments, LLC (Note 2)                --               --    1,948,317(e)               1,948,317
                                                            -----------  ---------------   ----------            ---------------
Total assets                                                 75,959,522      579,177,016    1,948,317                657,084,855
                                                            -----------  ---------------   ----------            ---------------
 Liabilities
Disbursements in excess of cash on demand deposit                    --           74,322           --                     74,322
Capital shares payable                                           48,859          128,866           --                    177,725
Payable for investment securities purchased                   3,982,471               --           --                  3,982,471
Payable upon return of securities loaned                             --        6,100,000           --                  6,100,000
Accrued investment management services fee (Note 2)               6,974           37,824    2,571,586(a)               2,616,384
Accrued distribution fee                                          1,477           27,621           --                     29,098
Accrued service fee                                                  --                8           --                          8
Accrued transfer agency fee                                         957           23,197           --                     24,154
Accrued administrative services fee (Note 2)                        470            3,152       54,056(b)                  57,678
Other accrued expenses (Note 2)                                  67,773          124,699      (26,589)(c),(d)            165,883
                                                            -----------  ---------------   ----------            ---------------
Total liabilities                                             4,108,981        6,519,689    2,599,053                 13,227,723
                                                            -----------  ---------------   ----------            ---------------
Net assets applicable to outstanding capital stock          $71,850,541  $   572,657,327   $ (650,736)           $   643,857,132
                                                            ===========  ===============   ==========            ===============
 Represented by
Capital stock -- $.01 par value (Note 3)                    $    98,491  $       509,912   $  277,751            $       886,154
Additional paid-in capital (Note 3)                          66,998,225    1,851,756,884     (277,751)             1,918,477,358
Undistributed (excess of distributions over)
   net investment income (Note 2)                                   109       (8,644,237)    (650,736)                (9,294,864)
Accumulated net realized gain (loss)                           (852,500)  (1,396,406,127)          --             (1,397,258,627)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities
   in foreign currencies                                      5,606,216      125,440,895           --                131,047,111
                                                            -----------  ---------------   ----------            ---------------
Total -- representing net assets applicable
   to outstanding capital stock                             $71,850,541  $   572,657,327   $ (650,736)           $   643,857,132
                                                            ===========  ===============   ==========            ===============

Net assets applicable to outstanding shares: Class A        $25,011,144  $   427,985,336   $ (486,339)           $   452,510,141
                                             Class B        $ 6,887,053  $   142,191,085   $ (161,578)           $   148,916,560
                                             Class C        $   441,567  $     1,707,020   $   (1,940)           $     2,146,647
                                             Class I        $39,475,546  $        10,910   $      (12)           $    39,486,444
                                             Class Y        $    35,231  $       762,976   $     (867)           $       797,340
Shares outstanding (Note 3):                 Class A shares   3,432,844       36,941,251           --                 62,074,682
                                             Class B shares     959,077       13,818,618           --                 20,740,345
                                             Class C shares      61,518          165,883           --                    298,994
                                             Class I shares   5,390,829              919           --                  5,392,318
                                             Class Y shares       4,821           64,541           --                    109,077
Net asset value per share of
   outstanding capital stock:                Class A        $      7.29   $        11.59   $       --            $          7.29
                                             Class B        $      7.18   $        10.29   $       --            $          7.18
                                             Class C        $      7.18   $        10.29   $       --            $          7.18
                                             Class I        $      7.32   $        11.87   $       --            $          7.32
                                             Class Y        $      7.31   $        11.82   $       --            $          7.31
                                                            -----------  ---------------   ----------            ---------------
* Including securities on loan, at value                    $        --   $    5,743,000   $       --            $     5,743,000
                                                            -----------  ---------------   ----------            ---------------

See accompanying notes to pro forma financial statements.

3   --   AXP Partners Series, Inc. -- RiverSource Aggressive Growth Fund

RiverSource Aggressive Growth Fund

RiverSource Strategy Aggressive Fund

Pro forma combining
Statement of operations

                                                                       RiverSource     RiverSource
                                                                        Aggressive       Strategy       Pro forma       Pro forma
Year ended May 31, 2005 (Unaudited)                                     Growth Fund   Aggressive Fund   Adjustments      Combined
Investment income
Income:
Dividends                                                               $  239,689    $ 2,303,870    $        --      $ 2,543,559
Interest                                                                    49,540        241,107             --          290,647
Fee income from securities lending                                              --         26,479             --           26,479
   Less foreign taxes withheld                                                (803)        (1,281)            --           (2,084)
                                                                        ----------    -----------    -----------      -----------
Total income                                                               288,426      2,570,175             --        2,858,601
                                                                        ----------    -----------    -----------      -----------
Expenses:
Investment management services fee (Note 2)                                399,501      3,379,084      2,571,586(a)     6,350,171
Distribution fee
   Class A                                                                  53,023      1,253,909             --        1,306,932
   Class B                                                                  48,357      1,722,054             --        1,770,411
   Class C                                                                   3,331         20,331             --           23,662
Transfer agency fee                                                         57,113      2,286,257             --        2,343,370
Incremental transfer agency fee
   Class A                                                                   4,751        174,466             --          179,217
   Class B                                                                   2,458        126,106             --          128,564
   Class C                                                                     152          1,466             --            1,618
Service fee -- Class Y                                                          34          1,630             --            1,664
Administrative services fees and expenses (Note 2)                          24,630        353,937         54,056(b)       432,623
Custodian fees                                                             124,750         77,319             --          202,069
Compensation of board members (Note 2)                                       8,589         10,755         (8,589)(c)       10,755
Printing and postage                                                        31,005        247,190             --          278,195
Registration fees                                                           56,673         46,479             --          103,152
Audit fees (Note 2)                                                         18,000         27,000        (18,000)(d)       27,000
Other                                                                        4,603         27,080             --           31,683
                                                                        ----------    -----------    -----------      -----------
Total expenses                                                             836,970      9,755,063      2,599,053       13,191,086
   Expenses waived/reimbursed by RiverSource
   Investments, LLC (Note 2)                                              (160,260)            --     (1,948,317)(e)   (2,108,577)
                                                                        ----------    -----------    -----------      -----------
                                                                           676,710      9,755,063        650,736       11,082,509
   Earnings credits on cash balances                                          (361)       (27,843)            --          (28,204)
                                                                        ----------    -----------    -----------      -----------
Total net expenses                                                         676,349      9,727,220        650,736       11,054,305
                                                                        ----------    -----------    -----------      -----------
Investment income (loss) -- net                                           (387,923)    (7,157,045)      (650,736)      (8,195,704)
                                                                        ----------    -----------    -----------      -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                  (466,315)    45,876,667             --       45,410,352
   Foreign currency transactions                                            (5,275)        (2,331)            --           (7,606)
                                                                        ----------    -----------    -----------      -----------
Net realized gain (loss) on investments                                   (471,590)    45,874,336             --       45,402,746
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets
   and liabilities in foreign currencies                                 3,657,382      8,032,538             --       11,689,920
                                                                        ----------    -----------    -----------      -----------
Net gain (loss) on investments and foreign currencies                    3,185,792     53,906,874             --       57,092,666
                                                                        ----------    -----------    -----------      -----------
Net increase (decrease) in net assets
   resulting from operations                                            $2,797,869    $46,749,829    $  (650,736)     $48,896,962
                                                                        ==========    ===========    ===========      ===========

See accompanying notes to pro forma financial statements.

4   --   AXP Partners Series, Inc. -- RiverSource Aggressive Growth Fund

RiverSource Aggressive Growth Fund

RiverSource Strategy Aggressive Fund

Notes to Pro Forma Financial Statements

(Unaudited as to May 31, 2005)

1. BASIS OF COMBINATION

The unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the two funds at and for the 12-month period ending May 31, 2005. These statements have been derived from financial statements prepared for the RiverSource Aggressive Growth Fund and RiverSource Strategy Aggressive Fund as of May 31, 2005.

Each Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The primary investments of each Fund are as follows:

RiverSource Aggressive Growth Fund invests primarily in equity securities of medium-sized U.S. companies.

RiverSource Strategy Aggressive Fund invests primarily in securities of growth companies. Under normal market conditions, at least 65% of the Fund's total assets are invested in equity securities.

The pro forma statements give effect to the proposed transfer of the assets and liabilities of RiverSource Strategy Aggressive Fund in exchange for Class A, B, C, I and Y shares of RiverSource Aggressive Growth Fund under U.S. generally accepted accounting principles. The pro forma statements reflect estimates for the combined RiverSource Aggressive Growth Fund based on the increased asset level of the merger and associated economies of scale, adjusted to reflect current fees.

The pro forma combining statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

The pro forma statement of operations give effect to the proposed transaction on the historical operations of the accounting survivor, RiverSource Aggressive Growth Fund, as if the transaction had occurred at the beginning of the year presented.

2.  PRO FORMA ADJUSTMENTS

(a) To reflect the increase in investment management services fee due to the Reorganization.

(b) To reflect the increase in administrative services fees due to the impact of the revised administrative services agreement.

(c) To adjust for the change in the compensation of board members due to the Reorganization.

(d) To reflect the reduction in audit fees due to the Reorganization. (e) To adjust the expense reimbursement to include the impact of the agreement by RiverSource Investments, LLC and its affiliates to waive certain fees and to absorb certain expenses following the merger.

3. CAPITAL SHARES

The pro forma net asset value per share assumes the issuance of additional Class A, Class B, Class C, Class I and Class Y shares of RiverSource Aggressive Growth Fund if the reorganization were to have taken place on May 31, 2005. The pro forma number of Class A shares outstanding of 62,074,682 consists of 58,641,838 shares assumed to be issued to Class A shareholders of the RiverSource Strategy Aggressive Fund, plus 3,432,844 Class A shares of the RiverSource Aggressive Growth Fund outstanding as of May 31, 2005. The pro forma number of Class B shares outstanding of 20,740,345 consists of 19,781,268 shares assumed to be issued to Class B shareholders of the RiverSource Strategy Aggressive Fund, plus 959,077 Class B shares of the RiverSource Aggressive Growth Fund outstanding as of May 31, 2005. The pro forma number of Class C shares outstanding of 298,994 consists of 237,476 shares assumed to be issued to Class C shareholders of the RiverSource Strategy Aggressive Fund, plus 61,518 Class C shares of the RiverSource Aggressive Growth Fund outstanding as of May 31, 2005. The pro forma number of Class I shares outstanding of 5,392,318 consists of 1,489 shares assumed to be issued to Class I shareholders of the RiverSource Strategy Aggressive Fund, plus 5,390,829 Class I shares of the RiverSource Aggressive Growth Fund outstanding as of May 31, 2005. The pro forma number of Class Y shares outstanding of 109,077 consists of 104,256 shares assumed to be issued to Class Y shareholders of the RiverSource Strategy Aggressive Fund, plus 4,821 Class Y shares of the RiverSource Aggressive Growth Fund outstanding as of May 31, 2005.

5   --   AXP Partners Series, Inc. -- RiverSource Aggressive Growth Fund

Combined Investments in Securities
RiverSource Aggressive Growth Fund

May 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (93.3%)

Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource    RiverSource                        RiverSource    RiverSource
                                    Aggressive      Strategy      Pro forma           Aggressive      Strategy     Pro forma
                                    Growth Fund  Aggressive Fund   Combined           Growth Fund  Aggressive Fund  Combined
Aerospace & defense (3.1%)
Alliant Techsystems                        --         47,100        47,100(b)                $--    $3,377,070     $3,377,070
Goodrich                               24,743             --        24,743             1,035,741            --      1,035,741
Precision Castparts                     7,979         66,400        74,379               620,208     5,161,272      5,781,480
Rockwell Automation                     5,680             --         5,680               291,782            --        291,782
Rockwell Collins                       16,630        169,300       185,930               821,356     8,361,727      9,183,083
Total                                                                                  2,769,087    16,900,069     19,669,156

Airlines (--%)
Southwest Airlines                     15,600             --        15,600               226,980            --        226,980

Automotive & related (0.5%)
Gentex                                     --        174,300       174,300                    --     3,116,484      3,116,484
O'Reilly Automotive                     3,132             --         3,132(b)            173,983            --        173,983
Total                                                                                    173,983     3,116,484      3,290,467

Banks and savings & loans (0.7%)
City Natl                               3,430             --         3,430               243,633            --        243,633
Colonial BancGroup                     11,850             --        11,850               264,137            --        264,137
Downey Financial                        2,286             --         2,286               171,496            --        171,496
Green Hill & Co LLC                        --         77,900        77,900                    --     2,779,472      2,779,472
Northern Trust                          5,350             --         5,350               245,672            --        245,672
SVB Financial Group                     7,523             --         7,523(b)            359,298            --        359,298
Zions Bancoporation                     4,925             --         4,925               348,887            --        348,887
Total                                                                                  1,633,123     2,779,472      4,412,595

Beverages & tobacco (0.1%)
Constellation Brands Cl A               8,480             --         8,480(b)            235,829            --        235,829
Fortune Brands                          4,710             --         4,710               407,415            --        407,415
PepsiAmericas                           3,092             --         3,092                74,888            --         74,888
Total                                                                                    718,132            --        718,132

Broker dealers (0.2%)
Affiliated Managers Group               7,990             --         7,990(b)            532,933            --        532,933
Legg Mason                              5,827             --         5,827               478,863            --        478,863
Total                                                                                  1,011,796            --      1,011,796

Building materials & construction (0.1%)
Eagle Materials                         2,003             --         2,003               175,603            --        175,603
Martin Marietta Materials               2,912             --         2,912               177,778            --        177,778
Vulcan Materials                        4,722             --         4,722               282,989            --        282,989
Total                                                                                    636,370            --        636,370

Cellular telecommunications (0.3%)
Alamosa Holdings                       19,470             --        19,470(b)            240,455            --        240,455
America Movil ADR Series L              3,107             --         3,107(c)            176,105            --        176,105
Nextel Partners Cl A                   10,780             --        10,780(b)            256,025            --        256,025
NII Holdings                           20,329             --        20,329(b)          1,211,608            --      1,211,608
Total                                                                                  1,884,193            --      1,884,193

Chemicals (1.4%)
Immucor                                10,830             --        10,830(b)            362,805            --        362,805
Praxair                                 3,470             --         3,470               162,639            --        162,639
Rohm & Haas                                --        185,300       185,300                    --     8,644,245      8,644,245
Total                                                                                    525,444     8,644,245      9,169,689

See accompanying notes to combined investments in securities.

6   --   AXP Partners Series, Inc. -- RiverSource Aggressive Growth Fund

Common stocks (continued)
Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource    RiverSource                        RiverSource    RiverSource
                                    Aggressive      Strategy      Pro forma           Aggressive      Strategy     Pro forma
                                    Growth Fund  Aggressive Fund   Combined           Growth Fund  Aggressive Fund  Combined
Computer hardware (3.3%)
Apple Computer                         24,807             --        24,807(b)           $985,085           $--       $985,085
Hutchinson Technology                   4,342             --         4,342(b)            179,629            --        179,629
Komag                                   6,631             --         6,631(b)            191,304            --        191,304
Network Appliance                       5,806        530,500       536,306(b)            166,981    15,257,180     15,424,161
NVIDIA                                  6,581             --         6,581(b)            178,937            --        178,937
SanDisk                                    --        123,400       123,400(b)                 --     3,219,506      3,219,506
Seagate Technology                     32,008             --        32,008(b,c)          679,210            --        679,210
Trident Microsystems                    7,243             --         7,243(b)            153,407            --        153,407
Western Digital                        12,252             --        12,252(b)            183,903            --        183,903
Total                                                                                  2,718,456    18,476,686     21,195,142

Computer software & services (12.8%)
Affiliated Computer Services Cl A          --        180,600       180,600(b)                 --     9,342,438      9,342,438
Akamai Technologies                        --        110,900       110,900(b)                 --     1,557,036      1,557,036
Autodesk                                4,692        182,000       186,692               185,709     7,203,560      7,389,269
Avid Technology                         7,760             --         7,760(b)            455,046            --        455,046
Certegy                                 4,610             --         4,610               173,106            --        173,106
CheckFree                               7,930             --         7,930(b)            296,027            --        296,027
ChoicePoint                                --         67,800        67,800(b)                 --     2,661,828      2,661,828
Citrix Systems                         21,360             --        21,360(b)            536,059            --        536,059
CNET Networks                          22,900             --        22,900(b)            237,702            --        237,702
Cognizant Technology Solutions Cl A    21,889             --        21,889(b)          1,050,671            --      1,050,671
Cognos                                  2,690             --         2,690(b,c)          101,574            --        101,574
Comverse Technology                    16,850             --        16,850(b)            396,481            --        396,481
DST Systems                                --         92,700        92,700(b)                 --     4,482,972      4,482,972
Emulex                                  9,576             --         9,576(b)            180,986            --        180,986
F5 Networks                             8,090             --         8,090(b)            414,289            --        414,289
Global Payments                         5,070             --         5,070               351,351            --        351,351
Internet Security Systems               7,759             --         7,759(b)            172,250            --        172,250
Ixia                                    9,150             --         9,150(b)            168,269            --        168,269
Juniper Networks                       18,610        317,004       335,614(b)            477,160     8,127,983      8,605,143
McAfee                                 11,745         56,700        68,445(b)            336,847     1,626,156      1,963,003
Mercury Interactive                     7,410        217,300       224,710(b)            334,339     9,804,576     10,138,915
MICROS Systems                          4,123             --         4,123(b)            185,453            --        185,453
NAVTEQ                                  3,870         62,900        66,770(b)            147,641     2,399,635      2,547,276
NCR                                        --        187,500       187,500(b)                 --     6,868,125      6,868,125
Openware Systems                       18,660             --        18,660(b)            290,163            --        290,163
Paychex                                    --         96,300        96,300                    --     2,781,144      2,781,144
SEI Investments                         7,340             --         7,340               255,138            --        255,138
SunGard Data Systems                       --        199,000       199,000(b)                 --     6,907,290      6,907,290
VeriSign                               32,198        333,500       365,698(b)          1,041,604    10,788,725     11,830,329
WebEx Communications                    5,594             --         5,594(b)            150,255            --        150,255
Total                                                                                  7,938,120    74,551,468     82,489,588

See accompanying notes to combined investments in securities.

7   --   AXP Partners Series, Inc. -- RiverSource Aggressive Growth Fund

Common stocks (continued)
Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource    RiverSource                        RiverSource    RiverSource
                                    Aggressive      Strategy      Pro forma           Aggressive      Strategy     Pro forma
                                    Growth Fund  Aggressive Fund   Combined           Growth Fund  Aggressive Fund  Combined
Electronics (7.9%)
Altera                                 24,970             --        24,970(b)           $554,084           $--       $554,084
American Power Conversion               8,190             --         8,190               208,517            --        208,517
ASML Holding                               --        308,500       308,500(b,c)               --     4,973,020      4,973,020
Broadcom Cl A                           8,970         88,600        97,570(b)            318,345     3,144,414      3,462,759
Cypress Semiconductor                  15,190             --        15,190(b)            196,407            --        196,407
Harman Intl Inds                           --         51,400        51,400                    --     4,259,004      4,259,004
Integrated Device Technology           20,070             --        20,070(b)            245,456            --        245,456
Itron                                  13,610             --        13,610(b)            559,508            --        559,508
Jabil Circuit                          10,575             --        10,575(b)            309,107            --        309,107
KLA-Tencor                              9,710        144,600       154,310               440,931     6,566,286      7,007,217
Lam Research                            6,380             --         6,380(b)            195,738            --        195,738
Marvell Technology Group               10,600        333,500       344,100(b,c)          434,176    13,660,160     14,094,336
Microchip Technology                       --        109,000       109,000                    --     3,230,760      3,230,760
Microsemi                              15,297             --        15,297(b)            315,577            --        315,577
Natl Semiconductor                     11,730             --        11,730               236,008            --        236,008
Photronics                              7,927             --         7,927(b)            182,559            --        182,559
PortalPlayer                               --          7,450         7,450(b)                 --       151,459        151,459
Skyworks Solutions                         --        455,400       455,400(b)                 --     2,882,682      2,882,682
Trimble Navigation                      4,477             --         4,477(b)            177,782            --        177,782
Varian Semiconductor
  Equipment Associates                  3,450             --         3,450(b)            140,001            --        140,001
Xilinx                                     --         93,600        93,600                    --     2,597,400      2,597,400
Zebra Technologies Cl A                    --        112,100       112,100(b)                 --     4,784,428      4,784,428
Total                                                                                  4,514,196    46,249,613     50,763,809

Energy (6.8%)
Apache                                     --         98,200        98,200                    --     5,770,232      5,770,232
Chesapeake Energy                          --        197,300       197,300                    --     4,038,731      4,038,731
EOG Resources                              --        172,300       172,300                    --     8,596,047      8,596,047
Peabody Energy                          3,960        215,100       219,060               189,050    10,268,874     10,457,924
Pioneer Natural Resources                  --        140,700       140,700                    --     5,646,291      5,646,291
XTO Energy                             11,270        277,600       288,870               350,723     8,638,912      8,989,635
Total                                                                                    539,773    42,959,087     43,498,860

Energy equipment & services (3.7%)
BJ Services                                --         60,800        60,800                    --     3,061,280      3,061,280
Diamond Offshore Drilling               4,930             --         4,930               232,943            --        232,943
Grant Prideco                           9,330             --         9,330(b)            224,107            --        224,107
Helmerich & Payne                      18,449             --        18,449               765,080            --        765,080
Nabors Inds                                --        104,800       104,800(b,c)               --     5,775,528      5,775,528
Natl Oilwell Varco                     18,607         63,600        82,207(b)            837,314     2,862,000      3,699,314
Patterson-UTI Energy                   21,694             --        21,694               574,674            --        574,674
Precision Drilling                         --        107,000       107,000(b,c)               --     8,443,370      8,443,370
Range Resources                        13,480             --        13,480               311,388            --        311,388
Tenaris ADR                             6,488             --         6,488(c)            452,538            --        452,538
Tidewater                               4,300             --         4,300               148,780            --        148,780
Ultra Petroleum                        10,610             --        10,610(b)            288,698            --        288,698
Total                                                                                  3,835,522    20,142,178     23,977,700

Engineering & construction (0.2%)
Hovnanian Enterprises Cl A              3,029             --         3,029(b)            188,101            --        188,101
Jacobs Engineering Group                9,080             --         9,080(b)            477,426            --        477,426
Shaw Group                             29,586             --        29,586(b)            596,158            --        596,158
Total                                                                                  1,261,685            --      1,261,685

See accompanying notes to combined investments in securities.

8   --   AXP Partners Series, Inc. -- RiverSource Aggressive Growth Fund

Common stocks (continued)
Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource    RiverSource                        RiverSource    RiverSource
                                    Aggressive      Strategy      Pro forma           Aggressive      Strategy     Pro forma
                                    Growth Fund  Aggressive Fund   Combined           Growth Fund  Aggressive Fund  Combined
Finance companies (--%)
NASDAQ Stock Market                    10,990             --        10,990(b)           $188,588           $--       $188,588

Financial services (2.3%)
Alliance Data Systems                   8,750        216,400       225,150(b)            330,050     8,162,608      8,492,658
CapitalSource                              --        255,700       255,700(b)                 --     4,878,756      4,878,756
Chicago Mercantile Exchange Holdings    1,070             --         1,070               231,323            --        231,323
Jefferies Group                         4,540             --         4,540               160,761            --        160,761
St. Joe                                 2,720             --         2,720               214,526            --        214,526
T Rowe Price Group                      8,560             --         8,560               510,691            --        510,691
Total                                                                                  1,447,351    13,041,364     14,488,715

Food (--%)
Campbell Soup                           4,390             --         4,390               136,222            --        136,222
Dean Foods                              4,040             --         4,040(b)            157,439            --        157,439
Total                                                                                    293,661            --        293,661

Furniture & appliances (--%)
Tempur-Pedic Intl                       8,060             --         8,060(b)            188,040            --        188,040

Health care products (16.2%)
Advanced Medical Optics                 6,970             --         6,970(b)            269,112            --        269,112
Affymetrix                             10,169             --        10,169(b)            543,939            --        543,939
American Pharmaceutiacl Partners       15,155             --        15,155(b)            665,607            --        665,607
Amylin Pharmaceuticals                     --        180,600       180,600(b)                 --     2,885,988      2,885,988
Barr Pharmaceuticals                       --         62,900        62,900(b)                 --     3,196,578      3,196,578
Bausch & Lomb                           4,300             --         4,300               335,787            --        335,787
Beckman Coulter                            --         86,400        86,400                    --     6,053,184      6,053,184
Biomet                                     --         73,600        73,600                    --     2,773,984      2,773,984
Celgene                                13,153             --        13,153(b)            556,897            --        556,897
Cooper Companies                           --         59,100        59,100                    --     3,903,555      3,903,555
CR Bard                                 6,800        186,900       193,700               464,100    12,755,925     13,220,025
Dade Behring Holdins                    5,990             --         5,990               400,432            --        400,432
Eyetech Pharmaceuticals                    --        176,400       176,400(b)                 --     2,263,212      2,263,212
Foxhollow Technologies                     --         53,300        53,300(b)                 --     2,020,070      2,020,070
Gen-Probe                                  --        118,700       118,700(b)                 --     4,612,682      4,612,682
Genzyme                                10,420        142,800       153,220(b)            650,103     8,909,292      9,559,395
Gilead Sciences                            --        329,700       329,700(b)                 --    13,451,759     13,451,759
INAMED                                  2,030             --         2,030(b)            126,327            --        126,327
Intuitive Surgical                      7,587             --         7,587(b)            375,557            --        375,557
Invitrogen                                 --        144,600       144,600(b)                 --    11,471,118     11,471,118
Kinetic Concepts                        2,160         87,300        89,460(b)            138,780     5,609,025      5,747,805
Laboratory Corp of America Holdings     4,710             --         4,710(b)            228,200            --        228,200
Medco Health Solutions                  6,490             --         6,490(b)            324,500            --        324,500
MGI PHARMA                                 --         96,700        96,700(b)                 --     2,243,440      2,243,440
Patterson Companies                     6,430             --         6,430(b)            291,858            --        291,858
OSI Pharmaceuticals                        --         87,700        87,700(b)                 --     3,259,809      3,259,809
Sepracor                                8,110         63,000        71,110(b)            492,764     3,827,880      4,320,644
Sharmir Optical                            --          1,610         1,610(b,c)               --        27,628         27,628
St. Jude Medical                           --        186,900       186,900(b)                 --     7,498,428      7,498,428
Techne                                  3,787             --         3,787(b)            176,474            --        176,474
United Therapeutics                     3,699             --         3,699(b)            184,802            --        184,802
Valeant Pharmaceuticals Intl               --         60,500        60,500                    --     1,248,115      1,248,115
Total                                                                                  6,225,239    98,011,672    104,236,911

See accompanying notes to combined investments in securities.

9   --   AXP Partners Series, Inc. -- RiverSource Aggressive Growth Fund

Common stocks (continued)
Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource    RiverSource                        RiverSource    RiverSource
                                    Aggressive      Strategy      Pro forma           Aggressive      Strategy     Pro forma
                                    Growth Fund  Aggressive Fund   Combined           Growth Fund  Aggressive Fund  Combined
Health care services (6.4%)
Aetna                                  12,083             --        12,083              $942,595           $--       $942,595
Caremark Rx                            20,818        361,100       381,918(b)            929,732    16,126,726     17,056,458
Cerner                                 11,310             --        11,310(b)            739,109            --        739,109
Community Health Systems               18,849        289,000       307,849(b)            685,538    10,510,930     11,196,468
Covance                                 9,068             --         9,068(b)            395,909            --        395,909
DaVita                                  5,640             --         5,640(b)            259,778            --        259,778
Express Scripts                         1,852             --         1,852(b)            171,106            --        171,106
Fisher Scientific Intl                  8,080             --         8,080(b)            504,677            --        504,677
Henry Schein                           24,281             --        24,281(b)            978,282            --        978,282
Humana                                  9,920             --         9,920(b)            360,691            --        360,691
Kindred Healthcare                      4,376             --         4,376(b)            168,826            --        168,826
LCA-Vision                              4,685             --         4,685               206,983            --        206,983
LifePoint Hospitals                     4,088             --         4,088(b)            183,878            --        183,878
PacifiCare Health Systems               8,031         24,700        32,731(b)            504,588     1,551,901      2,056,489
Pharmaceutical Product Development     14,846             --        14,846(b)            718,249            --        718,249
Quest Diagnostics                       2,490         31,100        33,590               261,450     3,265,500      3,526,950
Triad Hospitals                         4,410             --         4,410(b)            223,675            --        223,675
Universal Health Services Cl B         11,859             --        11,859               692,921            --        692,921
WellPoint                               6,220             --         6,220(b)            827,260            --        827,260
Total                                                                                  9,755,247    31,455,057     41,210,304

Home building (0.7%)
KB HOME                                 5,910             --         5,910               399,161            --        399,161
Lennar Cl A                                --         51,800        51,800                    --     3,004,918      3,004,918
Pulte Homes                             2,376             --         2,376               181,645            --        181,645
Standard-Pacific                        2,255             --         2,255               180,671            --        180,671
Toll Brothers                           4,484             --         4,484(b)            415,174            --        415,174
Total                                                                                  1,176,651     3,004,918      4,181,569

Household products (1.4%)
Church & Dwight                            --        245,900       245,900                    --     8,891,744      8,891,744
Jarden                                  3,501             --         3,501(b)            178,131            --        178,131
Total                                                                                    178,131     8,891,744      9,069,875

Industrial services (2.1%)
Cintas                                     --         91,000        91,000                    --     3,673,670      3,673,670
Fastenal                                   --        172,500       172,500                    --    10,025,700     10,025,700
Total                                                                                         --    13,699,370     13,699,370

Industrial transportation (3.9%)
CH Robinson Worldwide                      --         99,100        99,100                    --     5,665,547      5,665,547
JB Hunt Transport Services                 --        645,200       645,200                    --    12,955,616     12,955,616
Landstar System                         5,060             --         5,060(b)            170,724            --        170,724
UTI Worldwide                           2,390         83,100        85,490(c)            176,263     6,128,625      6,304,888
Total                                                                                    346,987    24,749,788     25,096,775

Insurance (3.6%)
Assurant                                   --        129,400       129,400                    --     4,548,410      4,548,410
CIGNA                                   1,775             --         1,775               172,619            --        172,619
Fidelity Natl Financial                 4,910             --         4,910               176,711            --        176,711
HCC Insurance Holdings                  8,836             --         8,836               346,459            --        346,459
IPC Holdings                               --         83,100        83,100(c)                 --     3,176,913      3,176,913
United America Indemnity Cl A              --        180,600       180,600(b,c)               --     3,079,230      3,079,230
WellChoice                                 --        199,000       199,000(b)                 --    11,362,900     11,362,900
Total                                                                                    695,789    22,167,453     22,863,242

Leisure time & entertainment (--%)
SCP Pool                                3,753             --         3,753               134,432            --        134,432
WMS Inds                                5,450             --         5,450(b)            173,147            --        173,147
Total                                                                                    307,579            --        307,579

See accompanying notes to combined investments in securities.

10   --   AXP Partners Series, Inc. -- RiverSource Aggressive Growth Fund

Common stocks (continued)
Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource    RiverSource                        RiverSource    RiverSource
                                    Aggressive      Strategy      Pro forma           Aggressive      Strategy     Pro forma
                                    Growth Fund  Aggressive Fund   Combined           Growth Fund  Aggressive Fund  Combined
Lodging & gaming (1.8%)
Boyd Gaming                             6,719             --         6,719              $355,166           $--       $355,166
GTECH Holdings                             --        271,600       271,600                    --     7,669,984      7,669,984
Harrah's Entertainment                 10,763             --        10,763               772,891            --        772,891
Marriott Intl Cl A                      8,640             --         8,640               583,546            --        583,546
MGM Mirage                             12,480             --        12,480(b)            475,363            --        475,363
Penn Natl Gaming                       11,653             --        11,653(b)            379,538            --        379,538
Scientific Games Cl A                  11,180             --        11,180(b)            266,419            --        266,419
Station Casinos                        16,012             --        16,012             1,042,382            --      1,042,382
Total                                                                                  3,875,305     7,669,984     11,545,289

Machinery (0.2%)
Joy Global                             16,939             --        16,939               635,891            --        635,891
Oshkosh Truck                           2,352             --         2,352               187,548            --        187,548
Roper Inds                              6,300             --         6,300               440,370            --        440,370
Total                                                                                  1,263,809            --      1,263,809

Media (2.0%)
EW Scripps Cl A                            --        116,200       116,200                    --     5,937,820      5,937,820
Getty Images                            3,350             --         3,350(b)            250,714            --        250,714
Monster Worldwide                      17,950             --        17,950(b)            473,521            --        473,521
Sirius Satellite Radio                 40,430             --        40,430(b)            244,197            --        244,197
Univision Communications Cl A              --        149,300       149,300(b)                 --     3,972,873      3,972,873
XM Satellite Radio Holdings Cl A           --         63,900        63,900(b)                 --     2,051,829      2,051,829
Total                                                                                    968,432    11,962,522     12,930,954

Metals (--%)
Allegheny Technologies                  7,820             --         7,820               166,253            --        166,253

Miscellaneous (--%)
Cogent                                 12,140             --        12,140(b)            243,528            --        243,528

Multi-industry (5.2%)
Actuant Cl A                            5,520             --         5,520(b)            248,400            --        248,400
AMETEK                                  6,170             --         6,170               235,879            --        235,879
Corporate Executive Board                  --        180,600       180,600                    --    12,602,268     12,602,268
Danaher                                    --        182,000       182,000                    --    10,033,660     10,033,660
Manpower                                   --        236,500       236,500                    --     9,419,795      9,419,795
Monsanto                                6,092             --         6,092               347,244            --        347,244
Pentair                                18,042             --        18,042               803,050            --        803,050
Textron                                 1,029             --         1,029                79,531            --         79,531
Total                                                                                  1,714,104    32,055,723     33,769,827

Paper & packaging (--%)
Owens-Illinois                          5,790             --         5,790(b)            148,861            --        148,861

Real estate investment trust (0.2%)
Equity Office Properties Trust          5,169             --         5,169               167,941            --        167,941
General Growth Poperties                4,602             --         4,602               179,155            --        179,155
Host Marriott                          11,050             --        11,050               185,087            --        185,087
Public Storage                          2,835             --         2,835               170,469            --        170,469
Simon Property Group                    2,590             --         2,590               177,985            --        177,985
Starwood Hotels & Resorts
  Worldwide Unit                        5,670             --         5,670               317,350            --        317,350
Vornad Realty Trust                     2,164             --         2,164               170,307            --        170,307
Total                                                                                  1,368,294            --      1,368,294

See accompanying notes to combined investments in securities.

11   --   AXP Partners Series, Inc. -- RiverSource Aggressive Growth Fund

Common stocks (continued)
Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource    RiverSource                        RiverSource    RiverSource
                                    Aggressive      Strategy      Pro forma           Aggressive      Strategy     Pro forma
                                    Growth Fund  Aggressive Fund   Combined           Growth Fund  Aggressive Fund  Combined
Restaurants (2.1%)
Cheesecake Factory                      8,050             --         8,050(b)           $284,246           $--       $284,246
Darden Restaurants                      5,436             --         5,436               176,561            --        176,561
Panera Bread Cl A                       3,148             --         3,148(b)            198,954            --        198,954
PF Chang's China Bistro                 4,560             --         4,560(b)            270,271            --        270,271
Starbucks                                  --        234,900       234,900(b)                 --    12,860,775     12,860,775
Total                                                                                    930,032    12,860,775     13,790,807

Retail -- drugstores (0.1%)
CVS                                     9,627             --         9,627               528,041            --        528,041

Retail -- general (1.4%)
Abercrombie & Fitch Cl A                6,311             --         6,311               361,810            --        361,810
Advance Auto Parts                      4,832         77,700        82,532(b)            286,393     4,605,279      4,891,672
bebe stores                             4,985             --         4,985               191,972            --        191,972
Bed Bath & Beyond                      12,830             --        12,830(b)            521,540            --        521,540
CDW                                     4,110             --         4,110               239,120            --        239,120
Federated Dept Stores                   2,541             --         2,541               171,390            --        171,390
Hibbett Sporting Goods                  5,083             --         5,083(b)            178,515            --        178,515
JC Penney                               3,484             --         3,484               173,364            --        173,364
Men's Wearhouse                        10,950             --        10,950(b)            562,501            --        562,501
Michaels Stores                        13,696             --        13,696               576,738            --        576,738
Nordstrom                               2,990             --         2,990               182,510            --        182,510
Whole Foods Market                      5,473             --         5,473               651,177            --        651,177
Williams-Sonoma                         7,060             --         7,060(b)            277,670            --        277,670
Total                                                                                  4,374,700     4,605,279      8,979,979

Telecom equipment & services (--%)
ARRIS Group                            16,033             --        16,033(b)            138,846            --        138,846
Scientific-Atlanta                      5,150             --         5,150               171,495            --        171,495
Total                                                                                    310,341            --        310,341

Textiles & apparel (2.1%)
Chico's FAS                            15,510        132,900       148,410(b)            530,597     4,546,509      5,077,106
Coach                                  21,300        243,800       265,100(b)            618,552     7,079,952      7,698,504
Urban Outfitters                       14,542             --        14,542(b)            775,670            --        775,670
Warnaco Group                           5,500             --         5,500(b)            117,370            --        117,370
Total                                                                                  2,042,189    11,626,461     13,668,650

Utilities -- electric (0.2%)
DTE Energy                              3,697             --         3,697               175,755            --        175,755
Edison Intl                             4,556             --         4,556               167,433            --        167,433
TXU                                     9,234             --         9,234               741,306            --        741,306
Total                                                                                  1,084,494            --      1,084,494

Utilities -- natural gas (--%)
Questar                                 4,980             --         4,980               313,939            --        313,939

Utilities -- telephone (--%)
Amdocs                                 10,450             --        10,450(b,c)          284,763            --        284,763

Total common stocks
(Cost: $469,382,445)                                                                 $70,807,208  $529,621,412   $600,428,620

See accompanying notes to combined investments in securities.

12   --   AXP Partners Series, Inc. -- RiverSource Aggressive Growth Fund

Short-term securities (5.9%)
Issuer                              Effective    Amount payable Amount payable         Value(a)       Value(a)      Value(a)
                                       yield       at maturity    at maturity

                                                  RiverSource    RiverSource         RiverSource    RiverSource
                                                   Aggressive      Strategy           Aggressive      Strategy     Pro forma
                                                   Growth Fund  Aggressive Fund       Growth Fund  Aggressive Fund  Combined
U.S. government agencies (2.3%)
Federal Home Loan Bank Disc Nt
   07/27/2005                               2.87%        $--   $10,000,000                   $--    $9,954,727     $9,954,727
Federal Natl Mtge Assn Disc Nt
   07/20/2005                               2.90          --     4,600,000                    --     4,581,532      4,581,532
Total                                                                                         --    14,536,259     14,536,259

Commercial paper (3.6%)
CRC Funding LLC
   06/01/2005                               3.05   1,400,000            --             1,399,882            --      1,399,882
HSBC Finance
   06/01/2005                               3.07   1,100,000            --             1,099,906            --      1,099,906
Natl Australia Funding
   06/08/2005                               3.02          --    10,000,000                    --     9,993,289      9,993,289
Windmill Funding
   06/01/2005                               3.05                10,700,000                    --    10,699,094     10,699,094
Total                                                                                  2,499,788    20,692,383     23,192,171

Total short-term securities
(Cost: $37,727,494)                                                                   $2,499,788   $35,228,642    $37,728,430

Total investments in securities
(Cost: $507,109,939)(d)                                                              $73,306,996  $564,850,054   $638,157,050

Notes to combined investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements in the annual report.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2005, the value of foreign securities represented 7.4% of net assets.

(d) At May 31, 2005, the approximate cost of securities for federal income tax purposes and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

                                                                                     RiverSource    RiverSource
                                                                                      Aggressive      Strategy      Pro forma
                                                                                      Growth Fund  Aggressive Fund  Combined

   Cost of securities for federal income tax purposes:                               $67,701,000  $439,409,000   $507,110,000

   Unrealized appreciation                                                           $ 6,047,000  $140,630,000   $146,677,000
   Unrealized depreciation                                                              (441,000)  (15,189,000)   (15,630,000)
                                                                                        --------   -----------    -----------

   Net unrealized appreciation                                                       $ 5,606,000  $125,441,000   $131,047,000
                                                                                     -----------  ------------   ------------

13   --   AXP Partners Series, Inc. -- RiverSource Aggressive Growth Fund

                                                             S-6386-20 A (12/05)

PART C. OTHER INFORMATION

Item 15. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 16. Exhibits

(1)(a) Articles of Incorporation filed electronically as Exhibit (a) on March 29, 2001 to Registration Statement is incorporated by reference.

(1)(b) Articles of Amendment to the Articles of Incorporation dated November 14, 2002, filed electronically as Exhibit (a)(2) to Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(2) By-laws filed electronically as Exhibit (b) on March 29, 2001 to Registration Statement is incorporated by reference.

(3)      Not applicable.

(4) Form of Agreement and Plan of Reorganization is included herein as Exhibit A to Part A of this Registration Statement.

(5)      Not applicable.

(6)(a) Investment Management Services Agreement, between Registrant on behalf of AXP Partners Fundamental Value Fund, AXP Partners Select Value Fund, AXP Partners Small Cap Core Fund, AXP Partners Small Cap Value Fund and AXP Partners Value Fund and American Express Financial Corporation dated Dec. 1, 2002, filed electronically as Exhibit (d)(1) to Post-Effective Amendment No. 6 to Registration Statement No. 333-57852, filed on or about March 5, 2003, is incorporated by reference.

(6)(b) Investment Management Services Agreement between Registrant on behalf of AXP Partners Aggressive Growth Fund and AXP Partners Growth Fund and American Express Financial Corporation dated Jan. 9, 2003 filed electronically as Exhibit (d)(2) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(6)(c) Subadvisory Agreement between American Express Financial Corporation and Lord Abbett & Co. dated June 7, 2001, filed electronically as Exhibit (d)(5) on June 13, 2001 to Pre-Effective Amendment No. 2 is incorporated by reference.

(6)(d) Amendment to Subadvisory Agreement between American Express Financial Corporation and Lord, Abbett & Co., dated December 12, 2003, filed electronically as Exhibit (d)(8) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-57852 filed on or about May 26, 2004 is incorporated by reference.

(6)(e) Subadvisory Agreement between American Express Financial Corporation and Wellington Management Company, LLP, dated February 28, 2002, filed electronically as Exhibit (d)(9) on Feb. 28, 2002 to Post-Effective Amendment No. 3 is incorporated by reference.

(6)(f) Subadvisory Agreement between American Express Financial Corporation and American Century Investment Management, Inc., dated April 7, 2003, filed electronically as Exhibit (d)(11) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(6)(g) Amendment to Subadvisory Agreement between American Express Financial Corporation and American Century Investment Management, Inc., dated December 12, 2003, filed electronically as Exhibit (d)(15) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-57852 filed on or about May 26, 2004 is incorporated by reference.

(7)(a) Distribution Agreement between Registrant on behalf of AXP Partners Select Value Fund and AXP Partners Small Cap Core Fund, and American Express Financial Corporation dated Jan. 10, 2002 filed electronically as Exhibit (e)(2) on Feb. 28, 2002 to Post-Effective Amendment No. 3 is incorporated by reference.

(7)(b) Distribution Agreement between Registrant on behalf of AXP Partners Aggressive Growth Fund and AXP Partners Growth Fund and American Express Financial Advisors Inc., dated Jan. 9, 2003, filed electronically as Exhibit (e)(3) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(8) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(9)(a) Custodian Agreement between Registrant on behalf of AXP Partners Select Value Fund and AXP Partners Small Cap Core Fund, and American Express Trust Company dated Jan. 10, 2002 filed electronically as Exhibit
         (g)(2) on Feb. 28, 2002 to Post-Effective Amendment No. 3 is incorporated by reference.

(9)(b) Custodian Agreement between Registrant on behalf of AXP Partners Aggressive Growth Fund and AXP Partners Growth Fund and American Express Trust Company, dated Jan. 9, 2003, filed electronically as Exhibit (g)(3) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(9)(c) Custodian Agreement between American Express Trust Company and The Bank of New York dated May 13, 1999, filed electronically as Exhibit (g)(3) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 33 to Registration Statement No. 2-93745, filed on or about May 28, 1999 is incorporated by reference.

(9)(d) Custodian Agreement First Amendment between American Express Trust Company and The Bank of New York, dated December 1, 2000, filed electronically as Exhibit (g)(4) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(9)(e) Custodian Agreement Second Amendment between American Express Trust Company and The Bank of New York, dated June 7, 2001, filed electronically as Exhibit (g)(5) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(9)(f) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated January 31, 2002, filed electronically as Exhibit (g)(6) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(9)(g) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated April 29, 2003, filed electronically as Exhibit (g)(8) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(10)(a) Plan and Agreement of Distribution between Registrant on behalf of AXP Partners Select Value Fund and AXP Partners Small Cap Core Fund, and American Express Financial Advisors Inc. dated Jan. 10, 2002 filed electronically as Exhibit (m)(3) on Feb. 28, 2002 to Post-Effective Amendment No. 3 is incorporated by reference.

(10)(b) Plan and Agreement of Distribution for Class C Shares between Registrant on behalf of AXP Partners Select Value Fund and AXP Partners Small Cap Core Fund, and American Express Financial Advisors Inc. dated Jan. 10, 2002 filed electronically as Exhibit (m)(4) on Feb. 28, 2002 to Post-Effective Amendment No. 3 is incorporated by reference.

(10)(c)  Plan and Agreement of Distribution between Registrant on behalf of
         AXP Partners Aggressive Growth Fund and AXP Partners Growth Fund and American Express Financial Advisors Inc., dated Jan. 9, 2003, filed electronically as Exhibit (m)(5) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(10)(d) Plan and Agreement of Distribution of Class C Shares between Registrant on behalf of AXP Partners Aggressive Growth Fund and AXP Partners Growth Fund and American Express Financial Advisors Inc. dated Jan. 9, 2003 filed electronically as Exhibit (m)(6) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(10)(e) Amendment to Plan and Agreement of Distribution (Class A and B), dated April 14, 2005, between the Registrant and American Express Financial Advisors Inc., filed electronically on or about July 28, 2005 as Exhibit (m)(3) to AXP Government Income Series, Inc.'s Post-Effective Amendment No. 41 to Registration Statement No. 2-96512 is incorporated by reference.

(10)(f) Amendment to Plan and Agreement of Distribution (Class C), dated April 14, 2005, between the Registrant and American Express Financial Advisors Inc., filed electronically on or about July 28, 2005 as Exhibit (m)(6) to AXP Government Income Series, Inc.'s Post-Effective Amendment No. 41 to Registration Statement No. 2-96512 is incorporated by reference.

(10)(g) Amended 18f-3 Plan, dated as of May 26, 2004, filed electronically on or about July 29, 2004 as Exhibit (n) to AXP Discovery Series, Inc. Post-Effective Amendment No. 49 to Registration Statement No. 2-72174 is incorporated by reference.

(11) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(12)     Tax opinion to be filed by amendment.

(13)(a) Administrative Services Agreement between Registrant on behalf of AXP Partners Select Value Fund and AXP Partners Small Cap Core Fund, and American Express Financial Corporation dated Jan. 10, 2002 filed electronically as Exhibit (h)(5) on Feb. 28, 2002 to Post-Effective Amendment No. 3 is incorporated by reference.

(13)(b) Amendment to Administrative Services Agreement between American Express Financial Corporation and AXP Partners Series, Inc. on behalf of its underlying series AXP Partners Select Value Fund and AXP Partners Small Cap Core Fund, dated June 3, 2002, filed electronically as Exhibit
         (h)(4) on December 12, 2003 to Post-Effective Amendment No. 9 is incorporated by reference.

(13)(c) Administrative Services Agreement between Registrant on behalf of AXP Partners Aggressive Growth Fund and AXP Partners Growth Fund and American Express Financial Corporation, dated Jan 9, 2003, filed electronically as Exhibit (h)(4) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(13)(d) Class Y Shareholder Service Agreement between Registrant on behalf of AXP Partners Select Value Fund and AXP Partners Small Cap Core Fund, and American Express Financial Advisors Inc. dated Jan. 10, 2002 filed electronically as Exhibit (h)(6) on Feb. 28, 2002 to Post-Effective Amendment No. 3 is incorporated by reference.

(13)(e)  Class Y Shareholder Services Agreement between Registrant on behalf of AXP Partners Aggressive Growth Fund and AXP Partners Growth Fund and American Express Financial Advisors Inc. dated Jan. 9, 2003 filed electronically as Exhibit (h)(8) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(13)(f) Transfer Agency Agreement between Registrant on behalf of AXP Partners Fundamental Value Fund, AXP Partners Value Fund, AXP Partners Small Cap Value Fund, AXP Partners Select Value Fund, AXP Partners Small Cap Core Fund, AXP Partners Aggressive Growth Fund and AXP Partners Growth Fund and American Express Client Service Corporation dated May 1, 2003, filed electronically as Exhibit (h)(9) to Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(13)(g) Amended Class I Transfer Agency Agreement between the American Express Funds and American Express Client Service Corporation, dated November 13, 2003 (amended June 1, 2004), filed electronically on or about Sept. 27, 2004 as Exhibit (h)(10) to AXP Dimensions Series, Inc. Post-Effective Amendment No. 70 to Registration Statement No. 2-28529 is incorporated by reference.

(13)(h) License Agreement, dated June 17, 1999, between American Express Funds and American Express Company filed electronically on or about Sept. 23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc.'s Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated by reference.

(13)(i) Addendum to Schedule A and Schedule B of the License Agreement between the American Express Funds and American Express Company, dated June 23, 2004, filed electronically on or about June 28, 2004 as Exhibit (h)(2) to AXP Variable Portfolio - Select Series, Inc. Pre-Effective Amendment No. 1 to Registration Statement No. 333-113780 is incorporated by reference.

(13)(j) Master Fee Waiver Agreement, dated Oct. 1, 2005, between Ameriprise Financial, Inc., RiverSource Investments, LLC, Ameriprise Financial Services, Inc. and RiverSource Funds filed electronically on or about Sept. 30, 2005 as Exhibit (h)(9) to AXP Discovery Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-72174 is incorporated by reference.

(14) Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(15)     Financial Statements: Not applicable.

(16)(a) Directors'/Trustees' Power of Attorney to sign this Registration Statement and its amendments, dated Nov. 11, 2004, is filed electronically herewith as Exhibit (16)(a).

(17)(a)  Code  of  Ethics  adopted  under  Rule  17j-1  for  Registrant   filed
         electronically on or about March 28, 2005 as Exhibit (p)(1) to AXP Selected Series, Inc.'s Post-Effective Amendment No. 42 to Registration Statement No. 2-93745 is incorporated by reference.

(17)(b) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser and principal underwriter, dated January 2005, filed electronically on or about January 27, 2005 as Exhibit (p)(2) to AXP Equity Series, Inc. Post-Effective Amendment No. 99 to Registration Statement No. 2-13188 is incorporated by reference.

(17)(c) Code of Ethics adopted under Rule 17j-1 by AXP Partners Value Fund and AXP Partners Small Cap Core Fund and Lord Abbett dated as of November 2003, filed electronically as Exhibit (p)(5) to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-57852 filed on or about May 26, 2004 is incorporated by reference.

(17)(d) Code of Ethics adopted under Rule 17j-1 by AXP Partners Small Cap Core Fund and AXP Partners Growth Fund and Wellington Management
         Company, LLP, revised as of Jan. 1, 2005 filed electronically on or about May 26, 2005 as Exhibit (p)(7) to Registrant's Post-Effective Amendment No. 12 to Registration Statement No. 333-57852 is incorporated by reference.

(17)(e) Code of Ethics adopted under Rule 17j-1 by AXP Partners Aggressive Growth Fund and AXP Partners Small Cap Core Fund and American Century Investment Management, Inc. filed electronically as Exhibit (p)(11) to Registrant's Post-Effective Amendment No. 6 to Registration Statement No. 333-57852, filed on or about March 5, 2003, is incorporated by reference.

(17)(f) Prospectus, dated July 29, 2005, amended as of Oct. 3, 2005, for RiverSource Aggressive Growth Fund is filed electronically herewith.

(17)(g) Prospectus, dated July 29, 2005, amended as of Oct. 3, 2005, for RiverSource Small Cap Equity Fund is filed electronically herewith.

(17)(h) Statement of Additional Information, dated Oct. 3, 2005, for RiverSource Aggressive Growth Fund, RiverSource Small Cap Equity Fund, RiverSource Discovery Fund and RiverSource Strategy Aggressive Fund is filed electronically herewith.

(17)(i) Annual Report for the period ended May 31, 2005 for RiverSource Aggressive Growth Fund to be filed by amendment.

(17)(j) Annual Report for the period ended May 31, 2005 for RiverSource Small Cap Equity Fund to be filed by amendment.

(17)(k) Prospectus, dated Oct. 3, for RiverSource Discovery Fund is filed electronically herewith.

(17)(l) Prospectus, dated May 27, 2005, for RiverSource Strategy Aggressive Fund is filed electronically herewith.

(17)(m) Annual Report for the period ended March 30, 2005 for RiverSource Strategy Aggressive Fund to be filed by amendment.

(17)(n) Annual Report for the period ended July 31, 2005 for RiverSource Discovery Fund to be filed by amendment.

(17)(o) Prospectus Supplement, dated July 27, 2005, for RiverSource Strategy Aggressive Fund is filed electronically herewith.

(17)(p) Prospectus Supplement, dated Aug. 1, 2005, for RiverSource Strategy Aggressive Fund is filed electronically herewith.

(17)(q) Prospectus Supplement, dated Oct. 3, 2005, for RiverSource Strategy Aggressive Fund is filed electronically herewith.

Item 17. Undertakings.

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The Registrant undertakes to file by Post-Effective Amendment an Opinion of Counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

                                   SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the city of Minneapolis, and State of Minnesota on the 13th day of Oct., 2005.

AXP PARTNERS SERIES, INC.


By     /s/ Paula R. Meyer
       ---------------------
           Paula R. Meyer, President

By     /s/ Jeffrey P. Fox
       ------------------
           Jeffrey P. Fox, Treasurer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 13th day of Oct., 2005.

Signature                                            Capacity


/s/  Arne H. Carlson*                                Chair of the Board
---------------------
     Arne H. Carlson

/s/  Philip J. Carroll, Jr.*                         Director
---------------------------
     Philip J. Carroll, Jr.

/s/  Patricia M. Flynn*                              Director
------------------------
     Patricia M. Flynn

/s/  Anne P. Jones*                                  Director
-------------------
     Anne P. Jones

/s/  Stephen R. Lewis, Jr.*                          Director
-----------------------------
     Stephen R. Lewis, Jr.

/s/  Catherine James Paglia*                         Director
-----------------------------
     Catherine James Paglia

/s/  Alan K. Simpson*                                Director
---------------------
     Alan K. Simpson

/s/  Alison Taunton-Rigby*                           Director
---------------------------
     Alison Taunton-Rigby

/s/  William F. Truscott*                            Director
-------------------------
     William F. Truscott

* Signed pursuant to Directors' Power of Attorney dated Nov. 11, 2004, filed electronically as Exhibit (16)(a) to this Registration Statement, by:


/s/  Leslie L. Ogg
---------------------
     Leslie L. Ogg